As filed with the Securities and Exchange Commission on December 21, 2007

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N - CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08261

                              MEMBERS Mutual Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                                 Pamela M. Krill
                            Associate General Counsel
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                   -------------------------------------------

Date of fiscal year end:     October 31, 2007

Date of reporting period:    October 31, 2007

ITEM 1. REPORTS TO STOCKHOLDERS

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "1940 Act") appears beginning on the following page.

                                                                [LOGO OF MEMBERS
                                                                  MUTUAL FUNDS]
                                                                   MEMBERS(TM)
                                                                  MUTUAL FUNDS

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                      MEMBERS(R) MUTUAL FUNDS
                      ANNUAL REPORT
                      OCTOBER 31, 2007
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                      CONSERVATIVE ALLOCATION FUND

                      MODERATE ALLOCATION FUND

                      AGGRESSIVE ALLOCATION FUND

                      CASH RESERVES FUND

                      BOND FUND

                      HIGH INCOME FUND

                      DIVERSIFIED INCOME FUND

                      LARGE CAP VALUE FUND

                      LARGE CAP GROWTH FUND

                      MID CAP VALUE FUND

                      MID CAP GROWTH FUND

                      SMALL CAP VALUE FUND

                      SMALL CAP GROWTH FUND

                      INTERNATIONAL STOCK FUND

                      This material is for reporting purposes only and shall not be used in connection with a solicitation, offer or any proposed sale or purchase of securities unless preceded or accompanied by a prospectus.

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LETTER TO SHAREHOLDERS
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[PHOTO OF DAVID P. MARKS]

David P. Marks

Dear Fellow Shareholder:

For the fiscal year ended October 31, 2007, the MEMBERS Mutual Funds posted generally good returns across most of the investment sectors and styles particularly in the equity and allocation funds. Three of our newer funds: the Conservative, Moderate and Aggressive Allocation Funds, completed their first year of performance and we hope you are as pleased with the results as we are. Capitalizing on the asset allocation and fund selection skills that have driven the success of the MEMBERS Capital Advisors (MCA) Managed Account Program, beginning January 1, 2008 we will engage this management team to apply the same consistent disciplines to our asset allocation funds.

2007 has proven to be a very difficult year in the financial markets. Neither stock investors nor bond investors were immune to the subprime mortgage market crisis and the resulting liquidity crunch that could continue to impact financial markets at least for the near term. A falling U.S. Dollar, higher oil prices and inflationary concerns added to market unease that extended well beyond the financial sector. The investment professionals managing your investments are working diligently to identify prevailing risks and prudently choose stocks and bonds that present sound investment opportunities in this environment. The reports that follow this letter provide insight on each fund's performance and portfolio position.

With genuine gratitude for his exemplary service, we must announce that Larry Halverson, Managing Director - Equities, will be retiring from MCA at the end of 2007 and as a Trustee of MEMBERS Mutual Funds in February 2008. Larry has served the company very well for more than 20 years, and is one of those rare individuals who have been able to blend technical expertise with human wisdom and apply them for the benefit of MCA, CUNA Mutual Group, and credit union managers and members. While Larry cannot be replaced, we are confident we will be able to find very qualified individuals to assume his varied responsibilities.

Your long-term success as a shareholder in MEMBERS Mutual Funds is our top priority. We appreciate the confidence you have placed in us as managers of your assets and we vow to be good stewards in this role. Please call me directly with any questions you may have.

Sincerely,

/s/ David P. Marks

David P. Marks, CFA
President, MEMBERS Mutual Funds

                         Not part of the Annual Report.

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TABLE OF CONTENTS
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                                                                           PAGE
                                                                           ----

FUND PERFORMANCE REVIEWS
         Conservative Allocation Fund ....................................    2
         Moderate Allocation Fund ........................................    4
         Aggressive Allocation Fund ......................................    6
         Bond Fund .......................................................    8
         High Income Fund ................................................   10
         Diversified Income Fund .........................................   12
         Large Cap Value Fund ............................................   14
         Large Cap Growth Fund ...........................................   16
         Mid Cap Value Fund ..............................................   18
         Mid Cap Growth Fund .............................................   20
         Small Cap Value Fund ............................................   22
         Small Cap Growth ................................................   24
         International Stock Fund ........................................   26

PORTFOLIOS OF INVESTMENTS
         Conservative Allocation Fund ....................................   28
         Moderate Allocation Fund ........................................   29
         Aggressive Allocation Fund ......................................   30
         Cash Reserves Fund ..............................................   31
         Bond Fund .......................................................   32
         High Income Fund ................................................   37
         Diversified Income Fund .........................................   43
         Large Cap Value Fund ............................................   49
         Large Cap Growth Fund ...........................................   52
         Mid Cap Value Fund ..............................................   56
         Mid Cap Growth Fund .............................................   61
         Small Cap Value Fund ............................................   63
         Small Cap Growth Fund ...........................................   65
         International Stock Fund ........................................   68

FINANCIAL STATEMENTS
         Statements of Assets and Liabilities ............................   74
         Statements of Operations ........................................   78
         Statements of Changes in Net Assets .............................   82
         Financial Highlights ............................................   90

NOTES TO FINANCIAL STATEMENTS ............................................  108

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................  118

OTHER INFORMATION ........................................................  119

TRUSTEES AND OFFICERS ....................................................  122

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT FEDERALLY INSURED, INVOLVE INVESTMENT RISK, MAY LOSE VALUE AND ARE NOT OBLIGATIONS OF OR GUARANTEED BY THE CREDIT UNION. For more complete information about MEMBERS Mutual Funds, including charges and expenses, request a prospectus from your registered representative or from MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390. Consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. The prospectus contains this and other information about the investment company. For more current performance information, please call 1-800-877-6089 or visit our website at www.membersfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the date of this report.

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CONSERVATIVE ALLOCATION FUND PERFORMANCE REVIEW
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For the twelve month period ended October 31, 2007, the MEMBERS Conservative Allocation Fund provided a net return (Class A Shares at net asset value) of 6.94%. This was during a period of bond market returns ranging generally from 2% to 4%, and stock market returns in the high teens for U.S. stock indexes and even higher for international stock indexes.

The fund's strategic allocation target remains at approximately 66% fixed income investments and 33% equities. Very attractive absolute returns (Class Y shares at net asset value) were provided by MEMBERS International Stock Fund (+21.59%), MEMBERS Mid Cap Growth Fund (+19.11%), and MEMBERS Large Cap Growth Fund (+18.55%) in the equities area. In the fixed income component of the fund, the MEMBERS High Income Fund (+6.72%) provided the highest returns. In each of these cases, the funds modestly lagged their market indexes as more aggressive investment approaches continued to outperform. Since the close of the fiscal year, of course, this pattern reversed as the more conservative funds suffered less in the downturn than the previous leaders.

During the year, the only significant change in fund investments was the substitution of the State Street Global Advisors Prime money market fund for the modestly lower yielding MEMBERS Cash Reserves Fund. Within each fund, of course, the fund managers are making portfolio changes as each deems appropriate to capitalize on developing opportunities.

After several years of underperformance by higher quality, more liquid investments in both the equities and fixed income markets, investors appeared to be experiencing growing concerns regarding the economy and the market as the fund's year drew to a close. These periods of waning investor confidence and swooning markets are inevitable, and are why conservative investing makes sense for many people. The Conservative Allocation Fund, though not impervious to market setbacks, is designed to cushion such declines, thereby preserving investment values better than more aggressive funds while providing good long-term returns.

MEMBERS Capital Advisors, Inc. - Adviser

Scott D. Opsal, CFA, Portfolio Manager

                 SECTOR ALLOCATION AS
              A PERCENTAGE OF NET ASSETS
               AS OF OCTOBER 31, 2007*

           [PIE CHART OF SECTOR ALLOCATION]

Debt Securities                                   53%

Equity Securities                                 23%

Money Market Securities and Other Net Assets      13%

Alternative Asset Classes                          6%

Foreign Securities                                 5%

                     [END CHART]

                  PORTFOLIO HOLDINGS AS
            A PERCENTAGE OF TOTAL MARKET VALUE
                  AS OF OCTOBER 31, 2007

Dodge & Cox Income Fund                               19%
Western Asset Intermediate Bond Portfolio             19%
SSgA Prime Money Market Fund                          12%
MEMBERS Large Cap Growth Fund Class Y                 11%
MEMBERS Bond Fund Class Y                             11%
MEMBERS Large Cap Value Fund Class Y                   8%
Cohen & Steers Institutional Realty Shares, Inc.       6%
MEMBERS International Stock Fund Class Y               5%
MEMBERS High Income Fund Class Y                       5%
MEMBERS Mid Cap Growth Fund Class Y                    4%

* The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

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2

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CONSERVATIVE ALLOCATION FUND PERFORMANCE REVIEW
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            CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES    CLASS B SHARES (INCLUDES        MERRILL LYNCH U.S.       CONSERVATIVE ALLOCATION
                      MAXIMUM SALES CHARGE)(2)   MAXIMUM APPLICABLE CDSC)(3)   DOMESTIC MASTER INDEX(4)      FUND CUSTOM INDEX(5)
06/30/06 Inception            $ 9,425                    $10,000                      $10,000                     $10,000
10/31/2006                      9,925                     10,060                       10,493                      10,548
10/31/2007                     10,613                     10,757                       11,067                      11,420

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2007(6)

                                                    % RETURN WITHOUT                 % RETURN AFTER
                                                      SALES CHARGE                   SALES CHARGE(8)           EXPENSE RATIO(9)

                                               1 Year    Since Inception(7)    1 Year    Since Inception(7)     Gross      Net
                                               ----------------------------    ----------------------------    -------    -----
Class A Shares(2)                              6.94%            9.27%          0.81%           4.54%            2.45%     1.40%
Class B Shares(3)                              6.16             8.52           1.66            5.60             3.20      2.15
Merrill Lynch U.S. Domestic Master Index(4)    5.47             7.86             --              --             NA        NA
Conservative Allocation Fund Custom Index(5)   8.26            10.42             --              --             NA        NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2)  Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Merrill Lynch U.S. Domestic Master Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.
(5)  The Conservative Allocation Fund Custom Index consists of 55% Merrill
     Lynch U.S. Domestic Master Index, 30% Russell 1000(R) Index, and 15%
     90-Day U.S. Treasury Bills. A description of the Merrill Lynch U.S. Domestic Master Index is set forth above. The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest U.S. companies based on total market capitalization.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) The fund commenced investment operations on June 30, 2006. The since inception index returns are also from June 30, 2006.
(8)  Assumes maximum applicable sales charge.
(9) The expense ratio is based on expenses to be incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to place a cap on fund expenses by agreeing until at least February 28, 2008 to reimburse the fund's expenses, other than its management, 12b-1 and service fees, that exceed a specified amount (excluding taxes, interest, and other extraordinary items).

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MODERATE ALLOCATION FUND PERFORMANCE REVIEW
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For the twelve month period ended October 31, 2007, the MEMBERS Moderate Allocation Fund provided a net return (A Shares at net asset value) of 12.26%. This was during a period of bond market returns ranging generally from 2% to 4%, and stock market returns in the high teens for U.S. stock indexes and even higher for international stock indexes.

The fund's strategic allocation target remains at approximately 66% equities and 33% fixed income investments. Very attractive absolute returns were provided by the Vanguard Emerging Markets ETF (+69.90%), Columbia Marsico Focused Equity Fund (+27.09%), MEMBERS International Stock Fund (+21.59%), MEMBERS Mid Cap Growth Fund (+19.11%), and MEMBERS Large Cap Growth Fund (+18.55%) in the equities area, and the MEMBERS High Income Fund (+6.72%) in the fund's fixed income component as these market sectors outperformed. (MEMBERS Funds returns are for Class Y shares at net asset value.)

During the year, the only significant change in fund investments was the substitution of the State Street Global Advisors Prime money market fund for the modestly lower yielding MEMBERS Cash Reserves Fund. Within each fund, of course, the fund managers are making portfolio changes as each deems appropriate to capitalize on developing opportunities.

Late in its fiscal year, the fund began to benefit from its focus on higher quality assets as the markets reflected growing economic and market concerns among investors. The fund's great diversity of asset classes, managers, and individual securities should serve long-term investors well as the markets go through their inevitable, yet impossible to precisely predict, cycles of optimism and pessimism, interrupted only occasionally by brief periods of objectivity.

MEMBERS Capital Advisors, Inc. - Adviser

Scott D. Opsal, CFA, Portfolio Manager

                 SECTOR ALLOCATION AS
              A PERCENTAGE OF NET ASSETS
               AS OF OCTOBER 31, 2007*

           [PIE CHART OF SECTOR ALLOCATION]

Equity Securities                                 47%

Debt Securities                                   28%

Foreign Securities                                15%

Alternative Asset Classes                          5%

Money Market Securities and Other Net Assets       5%

                     [END CHART]

              PORTFOLIO HOLDINGS AS
       A PERCENTAGE OF TOTAL MARKET VALUE
             AS OF OCTOBER 31, 2007

MEMBERS International Stock Fund Class Y               13%
Western Asset Intermediate Bond Portfolio              12%
MEMBERS Large Cap Growth Fund Class Y                  11%
MEMBERS Large Cap Value Fund Class Y                   11%
MEMBERS Bond Fund Class Y                              10%
MEMBERS Mid Cap Growth Fund Class Y                     8%
MEMBERS High Income Fund Class Y                        6%
SSgA Prime Money Market Fund                            5%
Columbia Marsico Focused Equities Fund, Class Z         5%
Cohen & Steers Institutional Realty Shares, Inc.        5%
MEMBERS Small Cap Growth Fund Class Y                   5%
MEMBERS Mid Cap Value Fund Class Y                      4%
MEMBERS Small Cap Value Fund Class Y                    3%
Vanguard Emerging Markets ETF                           2%

* The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

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4

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MODERATE ALLOCATION FUND PERFORMANCE REVIEW
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             CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES      CLASS B SHARES (INCLUDES     MODERATE ALLOCATION
                       MAXIMUM SALES CHARGE)(2)    MAXIMUM APPLICABLE CDSC)(3)   FUND CUSTOM INDEX(5)   RUSSELL 1000(R) INDEX(6)
06/30/06 Inception             $ 9,425                       $10,000                   $10,000                   $10,000
10/31/2006                      10,038                        10,180                    10,702                    10,843
10/31/2007                      11,268                        11,440                    11,974                    12,473

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2007(6)

                                                     % RETURN WITHOUT                % RETURN AFTER
                                                       SALES CHARGE                  SALES CHARGE(8)           EXPENSE RATIO(9)

                                               1 Year    Since Inception(7)    1 Year    Since Inception(7)     Gross      Net
                                               ----------------------------    ----------------------------    -------    -----
Class A Shares(2)                              12.26%          14.26%          5.80%            9.32%           2.65%     1.60%
Class B Shares(3)                              11.38           13.43           6.88            10.56            3.40      2.35
Russell 1000(R) Index(4)                       15.03           17.94             --               --            NA        NA
Moderate Allocation Fund Custom Index(5)       11.89           14.40             --               --            NA        NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2)  Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (the Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization).
(5) The Moderate Allocation Fund Custom Index consists of 50% Russell 1000(R) Index, 30% Merrill Lynch U.S. Domestic Master Index, 10% MSCI EAFE Index and 10% 90-Day U.S. Treasury Bills. A description of the Russell 1000(R) Index is set forth above. The Merrill Lynch U.S. Domestic Master Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria. The MSCI EAFE (Europe, Australasia & Far
     East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) The fund commenced investment operations on June 30, 2006. The since inception index returns are also from June 30, 2006.
(8)  Assumes maximum applicable sales charge.
(9) The expense ratio is based on expenses to be incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to place a cap on fund expenses by agreeing until at least February 28, 2008 to reimburse the fund's expenses, other than its management, 12b-1 and service fees, that exceed a specified amount (excluding taxes, interest, and other extraordinary items).

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AGGRESSIVE ALLOCATION FUND PERFORMANCE REVIEW
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For the twelve month period ended October 31, 2007, the MEMBERS Aggressive Allocation Fund provided a net return (A Shares at net asset value) of 18.00%, reflecting a period of stock market returns in the high teens for U.S. stock indexes and even higher for international stock indexes.

The fund's strategic allocation target remains at essentially 100% equities, but this equity exposure is diversified among nine asset classes (ranging from large-cap value to emerging market stocks) and 10 funds, which are managed by seven different investment management firms and 10 different lead managers. So, the fund provides well diversified equity exposure, but only equity exposure; it is not a fully diversified allocation fund of the type that often includes various fixed income asset classes in addition to equities.

Very attractive absolute returns were provided by the Vanguard Emerging Markets ETF (+69.90%), Columbia Marsico Focused Equity Fund (+27.09%), MEMBERS International Stock Fund (+21.59%), MEMBERS Mid Cap Growth Fund (+19.11%), and MEMBERS Large Cap Growth Fund (+18.55%) as these market sectors outperformed. (MEMBERS Funds returns are for Class Y shares at net asset value.)

The returns for this twelve-month period reflect the generally strong economy world-wide, and the very rapid growth being experienced by China and India. Although we expect only a moderate economic slowdown, returns like these should not be expected to continue indefinitely. We see no reason, however, why a diversified portfolio of stocks from global markets worldwide can't continue to provide investors with superior long-term returns.

MEMBERS Capital Advisors, Inc. - Adviser

Scott D. Opsal, CFA, Portfolio Manager

                 SECTOR ALLOCATION AS
              A PERCENTAGE OF NET ASSETS
               AS OF OCTOBER 31, 2007*

           [PIE CHART OF SECTOR ALLOCATION]

Equity Securities                                 66%

Foreign Securities                                29%

Alternative Asset Classes                          4%

Money Market Securities and Other Net Assets       1%

                     [END CHART]

                     LARGEST HOLDINGS AS
              A PERCENTAGE OF TOTAL MARKET VALUE
                    AS OF OCTOBER 31, 2007

MEMBERS International Stock Fund Class Y               24%
MEMBERS Large Cap Growth Fund Class Y                  14%
MEMBERS Large Cap Value Fund Class Y                   14%
MEMBERS Mid Cap Growth Fund Class Y                    10%
MEMBERS Mid Cap Value Fund Class Y                      8%
MEMBERS Small Cap Growth Fund Class Y                   7%
MEMBERS Small Cap Value Fund Class Y                    7%
Columbia Marsico Focused Equities Fund, Class Z         6%
Vanguard Emerging Markets ETF                           5%
Cohen & Steers Institutional Realty Shares, Inc.        4%
SSgA Prime Money Market Fund                            1%

* The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

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AGGRESSIVE ALLOCATION FUND PERFORMANCE REVIEW
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             CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                     CLASS A SHARES (INCLUDES    CLASS B SHARES (INCLUDES                               AGGRESSIVE ALLOCATION
                     MAXIMUM SALES CHARGE)(2)   MAXIMUM APPLICABLE CDSC)(3)   RUSSELL 3000(R) INDEX(4)   FUND CUSTOM INDEX(5)
06/30/06 Inception            $ 9,425                   $10,000                     $10,000                   $10,000
10/31/2006                     10,141                    10,290                      10,838                    10,953
10/31/2007                     11,967                    12,178                      12,413                    13,159

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2007(6)

                                                     % RETURN WITHOUT               % RETURN AFTER
                                                       SALES CHARGE                 SALES CHARGE(8)            EXPENSE RATIO(9)

                                               1 Year    Since Inception(7)    1 Year    Since Inception(7)     Gross      Net
                                               ----------------------------    ----------------------------    -------    -----
Class A Shares(2)                              18.00%          19.51%          11.18%          14.34%           2.80%     1.75%
Class B Shares(3)                              17.11           18.67           12.61           15.84            3.55      2.50
Russell 3000(R) Index(4)                       14.53           17.51              --              --            NA        NA
Aggressive Allocation Fund Custom Index(5)     20.13           22.74              --              --            NA        NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2)  Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.
(5)  The Aggressive Allocation Fund Custom Index consists of 55% Russell
     1000(R) Index, 22% MSCI EAFE Index, 15% Russell 2000(R) Index, and 8% MSCI Emerging Markets Index. The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (see definition above). The Russell 2000(R) Index is a small-cap market index which measures the performance of the remaining 2,000 companies in the Russell 3000(R) Index. The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI Emerging Markets
     Index is a free-float adjusted market capitalization index that measures equity performance in global emerging markets.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) The fund commenced investment operations on June 30, 2006. The since inception index returns are also from June 30, 2006.
(8)  Assumes maximum applicable sales charge.
(9) The expense ratio is based on expenses to be incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to place a cap on fund expenses by agreeing until at least February 28, 2008 to reimburse the fund's expenses, other than its management, 12b-1 and service fees, that exceed a specified amount (excluding taxes, interest, and other extraordinary items).

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BOND FUND PERFORMANCE REVIEW
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Over the twelve month period ended October 31, 2007, the broad bond market as represented by the Merrill Lynch U.S. Domestic Master Index returned 5.47% and the average peer earned 4.18%. The MEMBERS Bond Fund earned 3.42% (Class A shares at net asset value).

While a slight overgeneralization, this year consisted of two distinctly different market periods. From October 2006 through May 2007, the market was generally stable and spread products (non-Treasury issues) performed well with the exception of securities backed by subprime mortgages. The period from June 2007 through October 2007 exhibited significant volatility and dramatic underperformance of all spread products. Over this 12-month period, the yield curve moved from slightly inverted (short-term rates higher than longer-term rates) to a positive slope of approximately 0.60% between the two- and ten-year treasury notes. This, along with increasing credit concerns late in the year, resulted in investment grade corporate bonds returning less than Treasuries, but high yield bonds' average returns exceeded Treasury returns by 1.50%.

The largest negative impact on the performance of the fund was its exposure to subprime mortgages. Our investment in Goldman Sachs' Alternative Mortgage Products Trust alone cost the fund over 0.80% of return, and two other subprime issues (Park Place and Wells Fargo) cost it over 0.20%. Absent the underperformance of these securities, the fund would have performed in line with the average peer and, gross of fees, in line with the broad market. While being underweight the high yield sector has benefited the fund since late spring, this underweight was the second largest negative contributor to performance for the period as a whole.

Sector weightings on the whole were not a major performance factor for the fund other than subprime. However, overweighting of asset-backed securities and commercial mortgage-backed securities, sectors that historically outperformed in times of credit uncertainty, were negative. Being underexposed to investment grade corporates was a significant positive, and the fund generally owned the right corporates, being slightly overweight the better performing subsectors (industrials and utilities) while significantly underweighting the worst (financials). All of the underperformance in the residential mortgage sector occurred after volatility began increasing in June. The fund held a neutral weighting from last fall through early spring, then paydowns were allowed to create an underweight to this sector in the spring and through the rest of the year, protecting the fund somewhat from the sector's erosion which occurred from June through October 2007.

Security selection generally benefited fund returns this year. Several asset-backed securities and commercial mortgage-backed securities significantly outperformed even though the sectors underperformed. We had generally good security selection in the mortgage sector, particularly some of the higher coupon mortgages. A number of corporates performed well, most notably a position in Rogers Communication that was purchased when our analyst discerned the bond would be called at a very high price. It was called, and provided a return of 9% in a matter of several months. Additionally several good sales were executed. Home builder Pulte and Mexico's oil company Pemex were sold near their tightest spreads before the turmoil commenced.

Not all selections were opportune, of course, especially a Student Loan Marketing Association issue purchased in the spring, not long before a leveraged buyout was announced.

The fund's yield curve posture was a modest net positive. While the portfolio was close to a neutral position most of the year, we ended the year with a small "bullet" in position -- meaning we were overweight in the mid-maturity bonds (around 5 years) and underweight the short and long maturities -- and benefited marginally from the steepening of the yield curve. Duration posture was not a factor for the year. It had a positive contribution in late spring, but an offsetting negative contribution in the late summer and early fall.

We remain concerned about the turmoil in the mortgage-related credit markets, but have minimal exposure to this area and believe the fund is well positioned as this crisis plays out in the months ahead.

MEMBERS Capital Advisors, Inc. - Adviser

Dean "Jack" Call, CFA, Portfolio Manager

   SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
               AS OF OCTOBER 31, 2007*

           [PIE CHART OF SECTOR ALLOCATION]

U.S. Government and Agency Obligations            27%

Mortgage Backed                                   26%

Corporate Notes and Bonds                         19%

Cash and Other Net Assets                         13%

Commercial Mortgage Backed                         9%

Asset Backed                                       4%

Private Label Mortgage Backed                      2%

                      [END CHART]

* The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

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8

================================================================================
BOND FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

            CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                     CLASS A SHARES (INCLUDES    CLASS B SHARES (INCLUDES        MERRILL LYNCH U.S.
                     MAXIMUM SALES CHARGE)(2)   MAXIMUM APPLICABLE CDSC)(3)   DOMESTIC MASTER INDEX(4)
12/29/97 Inception           $ 9,550                     $10,000                      $10,000
10/31/1998                    10,132                      10,086                       10,803
10/31/1999                    10,294                      10,235                       10,840
10/31/2000                    10,797                      10,721                       11,634
10/31/2001                    12,208                      12,225                       13,331
10/31/2002                    12,723                      12,852                       14,129
10/31/2003                    13,169                      13,091                       14,825
10/31/2004                    13,756                      13,676                       15,648
10/31/2005                    13,858                      13,675                       15,845
10/31/2006                    14,509                      14,210                       16,669
10/31/2007                    15,005                      14,586                       17,580

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2007(6)

                          % RETURN WITHOUT SALES CHARGE               % RETURN AFTER SALES CHARGE(8)          EXPENSE RATIO(9)

                                                     Since                                        Since
                     1 Year   3 Years   5 Years   Inception(7)   1 Year    3 Years   5 Years   Inception(7)    Gross      Net
                     -----------------------------------------   ------------------------------------------   -------    -----
Class A Shares(2)    3.42%    2.94%     3.36%        4.70%       (1.28)%   1.37%     2.41%        4.21%        1.08%     0.90%
Class B Shares(3)    2.64     2.17      2.56         3.91        (1.81)    1.08      2.21         3.91         1.83      1.65
Class Y Shares(5)    3.58       --        --         6.00           --       --        --           --         0.89      0.65
Merrill Lynch
   U.S. Domestic
   Master Index(4)   5.47     3.96      4.47         5.90           --       --        --           --         NA        NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2)  Maximum sales charge is 4.50% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Merrill Lynch U.S. Domestic Master Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.
(5) Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Class A and B shares commenced investment operations on December 29, 1997; Class Y shares commenced investment operations on June 30, 2006. The annualized since inception index return is from December 29, 1997.
(8)  Assumes maximum applicable sales charge.
(9) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to place a cap on fund expenses by agreeing until at least February 28, 2008 to reimburse the fund's expenses, other than its management, 12b-1 and service fees, that exceed a specified amount (excluding taxes, interest, and other extraordinary items).

--------------------------------------------------------------------------------

================================================================================
HIGH INCOME FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

For the twelve month period ended October 31, 2007, the MEMBERS High Income Fund returned 6.31% (Class A shares at net asset value) and the Merrill Lynch U.S. High Yield Master II Index returned 6.85%.

The first seven months of the reporting period were very favorable as the overall high yield market generated a total return of 7.67%. However, after yields reached record lows with respect to risk premiums in early June, the high yield market underwent a significant correction in the June/July time period. This correction was a result of the concerns about the subprime mortgage market and the potential contagion effect of a U.S. housing recession on the overall economy. The high yield market was also negatively impacted by a large backlog of over-leveraged, poorly structured and low rated financings that were attempting to access the market in early June. While the investment bankers had already committed to, or bridged, these substandard financings, high yield buyers rejected them. This technical imbalance (i.e., supply much greater than demand) also contributed to the substantial correction in the June/July time period. During the last three months of the reporting period, the high yield market managed to counter some but not all of the losses incurred during the early summer downdraft. However, the high yield market ended the year trading at levels indicating that investors are becoming more focused on the risk of a weaker U.S. economy. For example, yields spreads, or the premiums that investors require to compensate for the higher risks of high yield bonds, have risen from 2.71% in May to approximately 4.38% at the end of the reporting period.

Despite the change in sentiment during the latter part of the reporting period, lower rated and discounted securities (i.e., higher risk securities) out-performed the overall market for the entire twelve month period. The fund's underweight in these riskier credits somewhat hurt relative returns. At the same time, the fund's significant underweight in double B-rated credits benefited performance as this rating category trailed the performance of the overall market.

The fund's industry allocations also contributed positively to performance particularly having no exposure to the home building, real-estate, and banking sectors. Strategic overweighting to the support services sector, the largest industry weighting for the period, added positively to performance. The portfolio also benefited from strong performance in its energy, telecom and healthcare holdings. However, disappointing performance in the portfolio's drug, retail and paper holdings detracted from performance during the time period. The fund remains biased towards investments in less economically sensitive industries while deemphasizing more cyclical or consumer discretionary-dependent industries.

We remain vigilant in our effort to identify any credit deterioration in cyclical and consumer-oriented industries. We have positioned the portfolio to weather a slower growing U.S. economy in 2008. Our strategy is to avoid investments in the homebuilding sector and maintain limited exposure to sectors that may be negatively impacted by a decline in U.S. consumer spending. The credit markets attracted a lot of negative press during the latter part of the reporting period, significantly increasing volatility. Despite these headwinds, we maintained our disciplined approach to evaluating credits and have continued to invest in companies that we believe are not excessively levered, are well-managed, and are well-positioned in their respective industries.

MEMBERS Capital Advisors, Inc. - Adviser

Shenkman Capital Management, Inc. - Subadviser
Mark R. Shenkman; Frank X. Whitley; Mark R. Flanagan, CPA, CFA; Robert Stricker, CFA; and Steve Schweitzer, Portfolio Managers

      SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                  AS OF OCTOBER 31, 2007*

Support Services                                        8%
Health Care                                             8%
Gaming                                                  8%
Oil and Gas                                             7%
Telecommunications                                      7%
Cash and Other Net Assets                               6%
Utilities                                               5%
Media - Cable                                           5%
Automotive                                              5%
Consumer Products                                       4%
Non Food and Drug Retailers                             3%
Media - Diversified and Services                        3%
Printing and Publishing                                 3%
Technology                                              3%
Metals and Mining                                       3%
General Industrial and Manufacturing                    2%
Forestry/Paper                                          2%
Media - Broadcasting                                    2%
Beverage/Food                                           2%
Chemicals                                               2%
Environmental                                           2%
Apparel/Textiles                                        1%
Transportation                                          1%
Food and Drug Retailers                                 1%
Hotels                                                  1%
Steel                                                   1%
Packaging                                               1%
Real Estate Investment Trusts                           1%
Restaurants                                             1%
Building Materials                                      1%
Aerospace/Defense                                       1%

* The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

--------------------------------------------------------------------------------
10

================================================================================
HIGH INCOME FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

             CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                        CLASS A SHARES (INCLUDES       CLASS B SHARES (INCLUDES       MERRILL LYNCH U.S. HIGH
                        MAXIMUM SALES CHARGE)(2)      MAXIMUM APPLICABLE CDSC)(3)     YIELD MASTER II INDEX(4)
12/29/97 Inception              $ 9,550                        $10,000                        $10,000
10/31/1998                        8,999                          8,962                          9,809
10/31/1999                        9,870                          9,805                         10,359
10/31/2000                        9,790                          9,698                         10,185
10/31/2001                        9,600                          9,571                         10,191
10/31/2002                        9,632                          9,745                          9,525
10/31/2003                       11,663                         11,617                         12,678
10/31/2004                       12,914                         12,862                         14,223
10/31/2005                       13,282                         13,127                         14,780
10/31/2006                       14,388                         14,131                         16,309
10/31/2007                       15,297                         14,908                         17,425

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2007(6)

                             % RETURN WITHOUT SALES CHARGE               % RETURN AFTER SALES CHARGE(8)          EXPENSE RATIO(9)

                                                        Since                                         Since
                     1 Year    3 Years    5 Years    Inception(7)  1 Year    3 Years    5 Years    Inception(7)   Gross     Net
                     --------------------------------------------  --------------------------------------------  -------   -----
Class A Shares(2)    6.31%     5.81%       9.69%        4.90%      1.49%     4.18%      8.69%         4.41%       1.22%    1.00%
Class B Shares(3)    5.50      5.04        8.87         4.14       1.05      4.01       8.59          4.14        1.97     1.75
Class Y Shares(5)    6.72        --          --         8.55         --        --         --            --        1.06     0.75
Merrill Lynch
   U.S. High
   Yield Master II
   Index(4)          6.85      7.00       12.84         5.80         --        --         --            --        NA       NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2)  Maximum sales charge is 4.50% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market.
(5) Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Class A and B shares commenced investment operations on December 29, 1997; Class Y shares commenced investment operations on June 30, 2006. The annualized since inception index return is from December 29, 1997.
(8)  Assumes maximum applicable sales charge.
(9) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to place a cap on fund expenses by agreeing until at least February 28, 2008 to reimburse the fund's expenses, other than its management, 12b-1 and service fees, that exceed a specified amount (excluding taxes, interest, and other extraordinary items).

--------------------------------------------------------------------------------

================================================================================
DIVERSIFIED INCOME FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

The past twelve months have been represented by significant volatility in both the equity and fixed income markets. In the midst of a slowing economy and steady-to-falling interest rates, it would be rational to expect fairly mundane performance across equities and fixed income. The markets' uncertainty surrounding the subprime mortgage crisis was manifest across both the stock and bond markets.

Amidst this environment, for the twelve month period ended October 31, 2007, the MEMBERS Diversified Income Fund returned 5.95% (Class A shares at net asset value) while the Russell 1000(R) Index rose 15.03% and the Merrill Lynch U. S. Domestic Master Index returned 5.47%.

As mentioned in the semi-annual report for the first six months of the period, the effects of the losses on asset-backed securities exposed to the subprime mortgage crisis were formidable. This had a marked impact on the underperformance of the fund's fixed income portfolio for the fiscal year. In addition, the fund's focus on generating distributable income resulted in a smaller weighting in stocks, which outperformed bonds by a large amount. Also during the period, our stock holdings modestly underperformed the equity benchmark, primarily due to our large underweight in the low-yielding information technology sector. This is not uncommon for the fund's equity portfolio because there are few high dividend paying companies in this segment. On the plus side, our overweight in the consumer discretionary, consumer staples and telecommunications services sectors added nicely to the equity portfolio's return.

The largest negative impact on the performance of the bond portion of the fund was its exposure to subprime mortgages. Goldman Sachs' Alternative Mortgage Products Trust, Park Place and Wells Fargo all suffered significant price declines. While being underweight the high yield sector has benefited the fund since late spring, this underweight was a negative contributor to performance over the period as a whole.

Apart from subprime exposures, sector weightings were not a major performance factor for the fund's fixed-income portion of the portfolio. Security selection generally benefited fund returns this year. Several asset-backed securities and commercial mortgage-backed securities significantly outperformed, and a number of corporates also performed well. For instance, a position in Rogers Communication was purchased when our analyst discerned the bond was likely to be called at a very high price. It provided a return of 9% in a matter of several months. Additionally, several good sales were executed. Home builder Pulte and Mexico's oil company Pemex were sold near their tightest spreads before the turmoil commenced. On the negative side, a Student Loan Marketing Association issue was purchased in the spring shortly before the company announced a leveraged buyout which caused the security to suffer an immediate, significant price decline.

We continue to believe that our bond portfolio posture of underweighting credit risk will prove beneficial in the months ahead. The stock portfolio's increasing focus on yield may dampen the fund's returns during strong market advances like we experienced during much of this fiscal year, but should serve to stabilize returns in volatile markets, such as those we have experienced in recent months. Importantly, we expect monthly income distributions to shareholders to increase, thus serving income-seeking investors well in the future.

MEMBERS Capital Advisors, Inc. - Adviser

John H. Brown, CFA; and Dean "Jack" Call, CFA, Portfolio Managers

     SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                 AS OF OCTOBER 31, 2007*

             [PIE CHART OF SECTOR ALLOCATION]

Common Stocks                                         47%

Mortgage Backed                                       18%

Corporate Notes and Bonds                             16%

U.S. Government and Agency Obligations                 9%

Commercial Mortgage Backed                             5%

Asset Backed                                           2%

Private Label Mortgage Backed                          2%

Cash and Other Net Assets                              1%

                       [END CHART]

* The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

--------------------------------------------------------------------------------
12

================================================================================
DIVERSIFIED INCOME FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

             CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES     CLASS B SHARES (INCLUDES      MERRILL LYNCH U.S. HIGH
                      MAXIMUM SALES CHARGE)(2)    MAXIMUM APPLICABLE CDSC)(3)   DOMESTIC MASTER INDEX(4)   RUSSELL 1000(R) INDEX(5)
12/29/97 Inception           $ 9,425                       $10,000                      $10,000                   $10,000
10/31/1998                    10,266                        10,374                       10,803                    11,459
10/31/1999                    11,866                        11,922                       10,840                    14,391
10/31/2000                    12,893                        13,053                       11,634                    15,694
10/31/2001                    11,792                        11,867                       13,331                    11,608
10/31/2002                    10,897                        11,161                       14,129                     9,913
10/31/2003                    12,284                        12,385                       14,825                    12,125
10/31/2004                    13,231                        13,347                       15,648                    13,256
10/31/2005                    13,991                        14,006                       15,845                    14,644
10/31/2006                    15,386                        15,299                       16,669                    16,991
10/31/2007                    16,302                        16,077                       17,580                    19,881

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2007(6)

                             % RETURN WITHOUT SALES CHARGE              % RETURN AFTER SALES CHARGE(8)           EXPENSE RATIO(9)

                                                        Since                                         Since
                     1 Year    3 Years    5 Years    Inception(7)  1 Year    3 Years    5 Years    Inception(7)   Gross     Net
                     --------------------------------------------  --------------------------------------------  -------   -----
Class A Shares(2)     5.95%     7.21%      8.39%        5.73%      (0.17)%   5.11%      7.11%         5.09%       1.21%    1.10%
Class B Shares(3)     5.09      6.40       7.57         4.94        0.59     5.36       7.27          4.94        1.96     1.85
Merril Lynch U.S.
   Domestic(4)
   Master Index       5.47      3.96       4.47         5.90          --       --         --            --        NA       NA
Russell 1000(R)
   Index(5)          15.03     13.82      14.54         7.23          --       --         --            --        NA       NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2)  Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Merrill Lynch U.S. Domestic Master Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.
(5) The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (the Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization).
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Class A and B shares commenced investment operations on December 29, 1997. The annualized since inception index return is from December 29, 1997.
(8)  Assumes maximum applicable sales charge.
(9) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to place a cap on fund expenses by agreeing until at least February 28, 2008 to reimburse the fund's expenses, other than its management, 12b-1 and service fees, that exceed a specified amount (excluding taxes, interest, and other extraordinary items).

--------------------------------------------------------------------------------

================================================================================
LARGE CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

For the twelve month period ended October 31, 2007, the MEMBERS Large Cap Value Fund performed well in what proved to be a different environment for value investors relative to the past several years. What was different? Most notably, stocks that rode on the coat tails of the consumer spending frenzy of the past several years suffered in the wake of a housing crisis and tightening credit. As such, for the first time in seven years, growth outperformed value. While in general, value-oriented stocks gained across most market capitalizations, as capitalizations rose so did performance. In summary, for the twelve-month period ended October 31, 2007, the largest cap value stocks posted double-digit returns, whereas the returns for micro-cap value stocks were slightly negative (as measured by the Russell 1000(R) Value Index and the Russell Microcap(R) Value Index, respectively).

Still, large-cap value stocks posted quite respectable returns for an investment style that was relatively "out of favor". The fund returned 10.88% (Class A shares net asset value) during the period and the Russell 1000(R) Value Index rose 10.83%.

Helping performance were our holdings in the consumer discretionary and energy sectors. In particular, McDonald's Corp. in the consumer area, and oil-driven companies such as Chevron, ConocoPhillips, Exxon and Marathon Oil added nicely to results.

Nimble stock selection across the financial sector, specifically NOT holding Countrywide Financial, served to bolster downside protection in an area fraught with trouble. Despite this, weakness in Allstate, American International Group
(AIG), and Bank of America detracted from overall performance.

Going forward, we will continue to work diligently to assess the risks in the financial sector, which represent a formidable weight in our market benchmark, to determine a prudent position and related holdings. In the midst of a slowing economy, we believe buying companies with sound business fundamentals, the ability to generate free cash flow, and that are trading at reasonable valuations will likely provide good performance results in the future.

MEMBERS Capital Advisors, Inc. - Adviser

Scott D. Opsal, CFA, Portfolio Manager

     SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                 AS OF OCTOBER 31, 2007*

           [PIE CHART OF SECTOR ALLOCATION]

Financials                                            30%

Energy                                                14%

Industrials                                           10%

Consumer Staples                                       8%

Consumer Discretionary                                 7%

Health Care                                            7%

Utilities                                              6%

Telecommunication Services                             6%

Cash and Other Net Assets                              4%

Information technology                                 4%

Materials                                              4%

                       [END CHART]

* The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

--------------------------------------------------------------------------------
14

================================================================================
LARGE CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

             CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES     CLASS B SHARES (INCLUDES      RUSSELL 1000(R)
                      MAXIMUM SALES CHARGE)(2)    MAXIMUM APPLICABLE CDSC)(3)    VALUE INDEX(4)
12/29/97 Inception           $ 9,425                      $10,000                   $10,000
10/31/1998                    10,327                       10,447                    10,864
10/31/1999                    12,634                       12,821                    12,659
10/31/2000                    13,506                       13,682                    13,358
10/31/2001                    10,748                       10,777                    11,773
10/31/2002                     9,081                        9,295                    10,593
10/31/2003                    10,801                       10,861                    13,017
10/31/2004                    12,041                       12,134                    15,028
10/31/2005                    13,193                       13,194                    16,811
10/31/2006                    15,666                       15,550                    20,418
10/31/2007                    17,370                       17,110                    22,959

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2007(6)

                             % RETURN WITHOUT SALES CHARGE              % RETURN AFTER SALES CHARGE(8)           EXPENSE RATIO(9)

                                                        Since                                         Since
                     1 Year    3 Years    5 Years    Inception(7)  1 Year    3 Years    5 Years    Inception(7)   Gross      Net
                     --------------------------------------------  --------------------------------------------  -------    -----
Class A Shares(2)    10.88%    12.99%     13.85%         6.41%     4.52%     10.79%     12.51%        5.77%       1.20%     1.20%
Class B Shares(3)    10.03     12.14      12.98          5.61      5.53      11.20      12.73         5.61        1.95      1.95
Class Y Shares(5)    11.21        --         --         16.25        --         --         --           --        0.96      0.95
Russell 1000(R)
   Value Index(4)    10.83     14.62      16.39          8.81        --         --         --           --        NA        NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2)  Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Russell 1000(R) Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(5) Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Class A and B shares commenced investment operations on December 29, 1997; Class Y shares commenced investment operations on June 30, 2006. The annualized since inception index return is from December 29, 1997.
(8)  Assumes maximum applicable sales charge.
(9) The expense ratio is based on expenses to be incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to place a cap on fund expenses by agreeing until at least February 28, 2008 to reimburse the fund's expenses, other than its management, 12b-1 and service fees, that exceed a specified amount (excluding taxes, interest, and other extraordinary items).

--------------------------------------------------------------------------------

================================================================================
LARGE CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

For the twelve month period ended October 31, 2007, the MEMBERS Large Cap Growth Fund participated nicely in the strength of large-cap growth stocks during the period. The long awaited return of investors to this segment of the market has been expected by many. Its timing, however, was difficult to pinpoint as events in recent history -- lower interest rates driving unprecedented mortgage refinancing and putting that borrowed discretionary cash in consumer's pockets-- had sustained the smaller to midsized value stocks for several years running. On the heels of a housing market downturn, the subprime mortgage debacle and climbing commodity prices, we welcome the perceived "flight to safety," which is leading investors to shares of larger, more growth-oriented companies.

At times, perception becomes reality and the past 12 months are proof as large-cap growth stocks rose 19.23% as measured by the Russell 1000(R) Growth Index. In contrast, the smallest/micro-cap value stocks, that were the darlings of the past several years, posted a -0.33% return for the twelve months ended October 31, 2007. For the same period, the fund returned 18.30% (Class A shares at net asset value).

The most significant contributors to the fund's return relative to the index came, perhaps not surprisingly, from its overweight in energy. In particular, Schlumberger Ltd. gained 49%, adding nicely to the sector's overall performance. Information technology experienced strong gains (our holdings in this sector were up 29.80%) and our overweight position in this sector boosted the fund's results.

Countering the strength in IT and energy was weak performance in health care, to the extent that relative underperformance in this sector offset gains made across the portfolio and thus the modest underperformance relative to the index for the trailing 12 months.

For some time, we have anticipated a shift in investor preference toward large cap growth stocks and the portfolio continues to be positioned accordingly. Growth stocks tend to do well when the economy is slowing and uncertainty is rising. These two trends seem to be well in place for the near future. Multi-national companies and global franchises in particular are favored in the portfolio as we see these having the best potential for sustainable earnings growth. Looking ahead, we are working steadfastly to invest in companies whose financial strength can withstand uncertainty in the economy. We continue to see good investment opportunities in these companies.

MEMBERS Capital Advisors, Inc. - Adviser

Bruce E. Ebel, CFA, CFP(R), Portfolio Manager

     SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                 AS OF OCTOBER 31, 2007*

           [PIE CHART OF SECTOR ALLOCATION]

Information Technology                                28%

Health Care                                           16%

Industrials                                           12%

Consumer Discretionary                                10%

Consumer Staples                                       9%

Energy                                                 8%

Cash and Other Net Assets                              6%

Financials                                             6%

Materials                                              3%

Telecommunication Services                             1%

Utilities                                              1%

                       [END CHART]

* The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

--------------------------------------------------------------------------------
16

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LARGE CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

             CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                     CLASS A SHARES (INCLUDES       CLASS B SHARES (INCLUDES       RUSSELL 1000(R)
                     MAXIMUM SALES CHARGE)(2)      MAXIMUM APPLICABLE CDSC)(3)     GROWTH INDEX(4)
12/29/97 Inception           $ 9,425                        $10,000                    $10,000
10/31/1998                    10,415                         10,541                     12,318
10/31/1999                    12,945                         13,153                     16,537
10/31/2000                    15,550                         15,812                     18,080
10/31/2001                    12,116                         12,205                     10,858
10/31/2002                     9,142                          9,364                      8,728
10/31/2003                    11,278                         11,366                     10,632
10/31/2004                    12,218                         12,341                     10,991
10/31/2005                    13,026                         13,055                     11,960
10/31/2006                    14,031                         13,960                     13,256
10/31/2007                    16,598                         16,384                     15,805

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2007(6)

                             % RETURN WITHOUT SALES CHARGE               % RETURN AFTER SALES CHARGE(8)          EXPENSE RATIO(9)

                                                        Since                                         Since
                     1 Year    3 Years    5 Years    Inception(7)  1 Year    3 Years    5 Years    Inception(7)   Gross      Net
                     --------------------------------------------  --------------------------------------------  -------    -----
Class A Shares(2)    18.30%    10.75%     12.67%         5.92%     11.47%    8.57%      11.34%        5.28%       1.45%     1.20%
Class B Shares(3)    17.36      9.91      11.84          5.15      12.86     8.93       11.58         5.15        2.20      1.95
Class Y Shares(5)    18.55        --         --         19.73         --       --          --           --        1.30      0.95
Russell 1000(R)
   Growth
   Index(4)          19.23     12.87      12.61          4.76         --       --          --           --        NA        NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2)  Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Russell 1000(R) Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(5) Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Class A and B shares commenced investment operations on December 29, 1997; Class Y shares commenced investment operations on June 30, 2006. The annualized since inception index return is from December 29, 1997.
(8)  Assumes maximum applicable sales charge.
(9) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus, for the fiscal year ended October 31, 2006. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to place a cap on fund expenses by agreeing until at least February 28, 2008 to reimburse the fund's expenses, other than its management, 12b-1 and service fees, that exceed a specified amount (excluding taxes, interest, and other extraordinary items).

--------------------------------------------------------------------------------

================================================================================
MID CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

For the twelve month period ended October 31, 2007, the MEMBERS Mid Cap Value Fund performed well in what proved to be a very different environment for value investors relative to the past several years. What was different? Most notably, stocks that rode on the coat tails of the consumer spending frenzy of the past several years suffered in the wake of a housing crisis and tightening credit. As such, for the first time in seven years, growth outperformed value. While in general, value-oriented stocks gained across most market capitalizations, as capitalizations rose so did performance. In summary, for the twelve-month period ended October 31, 2007, the largest cap value stocks posted double-digit returns, whereas the returns for micro-cap value stocks were slightly negative (as measured by the Russell 1000(R) Value Index and the Russell Microcap(R) Value Index, respectively).

Still, mid-cap value stocks posted quite respectable returns for an investment style that is relatively "out of favor". The fund returned 9.94% (Class A shares net asset value) during the period and the Russell Midcap(R) Value Index rose 9.73%.

Stock selection results were the largest contributor to the fund's performance, particularly in the financial sector (where an underweight position also helped) and the healthcare sector. Given the recent turmoil in the financial markets due to the subprime mortgage debacle, navigating away from stocks most exposed to this area was a priority. For example, NOT owning mortgage insurers such as MGIC Investment Corp. (down 66.46%) or Radian Group (down 76.33%) bolstered downside protection in an area fraught with trouble.

The primary detractors from performance relative to the index were our holdings in information technology and materials. While these sectors do not represent large positions in the portfolio (less than 15% combined), the performance of our stocks did not hold up to that of their corresponding market sector as represented in the Russell Midcap(R) Value benchmark.

Going forward, we will continue to work diligently to assess the risks in the financial sector, which represent a formidable weight in our market benchmark, to determine a prudent position and related holdings. In the midst of a slowing economy, we are emphasizing the larger end of the mid-cap spectrum, particularly those companies with global exposure, believing these will likely provide good performance results in the future.

MEMBERS Capital Advisors, Inc. - Adviser
Livia S. Asher, Portfolio Manager

Wellington Management Company, LLP - Subadvisor
Stephen T. O'Brien, CFA, Lead Portfolio Manager; Timothy J. McCormack, CFA; Shaun F. Pedersen, Portfolio Managers

     SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                 AS OF OCTOBER 31, 2007*

           [PIE CHART OF SECTOR ALLOCATION]

Financials                                            28%

Consumer Discretionary                                12%

Industrials                                           12%

Utilities                                             12%

Information Technology                                 8%

Consumer Staples                                       7%

Energy                                                 7%

Materials                                              6%

Health Care                                            4%

Cash and Other Net Assets                              2%

Telecommunication Services                             2%

                       [END CHART]

* The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

--------------------------------------------------------------------------------
18

================================================================================
MID CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

             CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                     CLASS A SHARES (INCLUDES       CLASS B SHARES (INCLUDES       RUSSELL MIDCAP(R)
                     MAXIMUM SALES CHARGE)(2)      MAXIMUM APPLICABLE CDSC)(3)      VALUE INDEX(4)
2/28/01 Inception            $ 9,425                        $10,000                     $10,000
10/31/2001                     8,935                          9,006                       9,255
10/31/2002                     8,149                          8,540                       8,980
10/31/2003                    10,488                         10,560                      11,986
10/31/2004                    11,733                         11,790                      14,352
10/31/2005                    13,370                         13,471                      17,151
10/31/2006                    15,768                         15,899                      20,670
10/31/2007                    17,335                         17,461                      22,561

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2007(6)

                             % RETURN WITHOUT SALES CHARGE              % RETURN AFTER SALES CHARGE(8)           EXPENSE RATIO(9)

                                                        Since                                         Since
                     1 Year    3 Years    5 Years    Inception(7)  1 Year    3 Years    5 Years    Inception(7)   Gross      Net
                     --------------------------------------------  --------------------------------------------  -------    -----
Class A Shares(2)     9.94%    13.89%     16.30%         9.56%      3.61%    11.67%     14.92%        8.59%       1.68%     1.40%
Class B Shares(3)     9.14     13.03      15.38          8.71       5.15     12.11      15.15         8.71        2.45      2.15
Class Y Shares(5)    10.25        --         --         13.09         --        --         --           --        1.63      1.15
Russell Midcap(R)
   Value Index(4)     9.73     16.48      20.36         12.96         --        --         --           --        NA        NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2)  Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Russell Midcap(R) Value Index is a mid-cap market index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
(5) Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Class A and B shares commenced investment operations on February 28, 2001; Class Y shares commenced investment operations on June 30, 2006. The annualized since inception index return is from February 28, 2001.
(8)  Assumes maximum applicable sales charge.
(9) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to place a cap on fund expenses by agreeing until at least February 28, 2008 to reimburse the fund's expenses, other than its management, 12b-1 and service fees, that exceed a specified amount (excluding taxes, interest, and other extraordinary items).

--------------------------------------------------------------------------------

================================================================================
MID CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

For the twelve month period ended October 31, 2007, most major indexes posted positive returns. The S&P 500 returned 14.6% despite a -3.3% drop over June, July, and August. While the US equity market has rebounded since August, aided by the Federal Reserve easing of interest rates, ongoing investor concerns about the credit markets, housing sector weakness, commodity inflation and their effects on the overall economy persist. Growth stocks outperformed value stocks as measured by the Russell Midcap(R) Growth and the Russell Midcap(R) Value Indexes, reversing the pattern of the last several years. The materials, energy, and utilities sectors were the strongest performers, while the financials and consumer discretionary sectors were the weakest reflecting the slowing economy and subprime mortgage-related credit problems.

The MEMBERS Mid Cap Growth Fund returned 18.82% (Class A shares at net asset value) during the year, while the Russell Midcap(R) Growth Index gained 19.72%. Strong stock selection produced positive benchmark-relative results in five of ten sectors. Stock selection was strongest within the health care, information technology, and consumer staples sectors. Weak stock selection within industrials and an underweight to the strong-performing materials sector were the largest detractors to relative performance.

The most notable individual contributors to relative performance were Priceline.com (retailing), Precision Castparts (capital goods), Flir Systems (technology hardware & equipment), and Varian Semiconductor Equipment (semiconductors & semiconductor equipment). Priceline.com, an on-line travel company, gained as strong non-US travel bookings led to higher-than-expected quarterly earnings and upward full-year guidance. Shares of Precision Castparts, a manufacturer of complex metal products and components for aerospace and general industrial applications, strengthened as the company reported significant sales and earnings growth driven by continued commercial aerospace strength and heightened industrial gas turbine sales. Flir Systems, a thermal imaging and infra-red camera products and systems company, rallied as the company announced a series of government contract awards.

Detracting from relative performance were E*Trade Financial (diversified financials), WR Berkley (insurance), Carter's (consumer durables), and Qlogic (technology hardware & equipment). Shares of E*Trade, a retail and institutional trading and financial services company, fell on credit concerns regarding the firm's mortgage and home equity portfolios. Carter's, a marketer of children's apparel, fell as a turnaround in the company's Oshkosh division is taking longer than expected to materialize.

We continue to find many high-quality sustainable growth companies to include in the fund and see no shortage of companies that we think will deliver improving margins, growing profits, and higher returns on investments. We ended the period with an overweight to the health care, industrials, and financials sectors and an underweight to the consumer staples, utilities, and materials sectors relative to the Russell Midcap(R) Growth Index.

MEMBERS Capital Advisors, Inc. - Adviser

Wellington Management Company, LLP - Subadviser Francis J. Boggan, CFA, Portfolio Manager

     SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                 AS OF OCTOBER 31, 2007*

             [PIE CHART OF SECTOR ALLOCATION]

Information Technology                                21%

Industrials                                           19%

Consumer Discretionary                                16%

Health Care                                           16%

Energy                                                12%

Financials                                             9%

Materials                                              3%

Cash & Other Net Assets                                2%

Consumer Staples                                       1%

Telecommunication Services                             1%

                       [END CHART]

* The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

--------------------------------------------------------------------------------
20

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MID CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

            CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES      CLASS B SHARES (INCLUDES      RUSSELL MIDCAP(R)
                      MAXIMUM SALES CHARGE)(2)     MAXIMUM APPLICABLE CDSC)(3)     GROWTH INDEX(4)
2-29-00 Inception              $9,425                       $10,000                   $10,000
10/31/2000                      7,417                         7,478                     9,164
10/31/2001                      4,024                         4,051                     5,244
10/31/2002                      3,289                         3,420                     4,320
10/31/2003                      4,204                         4,210                     6,018
10/31/2004                      4,552                         4,577                     6,545
10/31/2005                      5,052                         5,089                     7,587
10/31/2006                      5,910                         5,970                     8,688
10/31/2007                      7,022                         7,040                    10,401

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2007(6)

                            % RETURN WITHOUT SALES CHARGE              % RETURN AFTER SALES CHARGE(8)            EXPENSE RATIO(9)

                                                        Since                                         Since
                     1 Year    3 Years    5 Years    Inception(7)  1 Year    3 Years    5 Years    Inception(7)   Gross      Net
                     --------------------------------------------  --------------------------------------------  -------    -----
Class A Shares(2)    18.82%    15.54%     16.38%        (3.76)%    12.03%    13.32%     15.02%        (4.50)%     1.61%     1.40%
Class B Shares(3)    17.92     14.66      15.53         (4.47)     13.42     13.77      15.31         (4.47)      2.35      2.15
Class Y Shares(5)    19.11        --         --         20.29         --        --         --            --       1.47      1.15
Russell Midcap(R)
   Growth
   Index(4)          19.72     16.69      19.21          0.51         --        --         --            --       NA        NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2)  Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Russell Midcap(R) Growth Index is a mid-cap market index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
(5) Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Class A and B shares commenced investment operations on February 29, 2000; Class Y shares commenced investment operations on June 30, 2006. The annualized since inception index return is from February 29, 2000.
(8)  Assumes maximum applicable sales charge.
(9) The expense ratio is based on expenses to be incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to place a cap on fund expenses by agreeing until at least February 28, 2008 to reimburse the fund's expenses, other than its management, 12b-1 and service fees, that exceed a specified amount (excluding taxes, interest, and other extraordinary items).

--------------------------------------------------------------------------------

================================================================================
SMALL CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

Since its inception on December 27, 2006 through October 31, 2007, the MEMBERS Small Cap Value Fund advanced 3.60% (Class A shares at net asset value) outperforming the Russell 2000(R) Value Index return of -1.69%. During this period, most major indices posted positive returns, but ongoing investor concerns about the credit markets, housing sector weakness, commodity inflation and their effects on the overall economy persist. Growth stocks outperformed value stocks as measured by the Russell 2000(R) Growth and the Russell 2000(R) Value Indexes, reversing the pattern of the last several years. Within the Russell 2000(R) Value Index, seven out of ten broad economic sectors posted positive returns. The materials, energy, and health care sectors were the strongest performers, while the consumer discretionary and financials sectors were the weakest reflecting the slowing economy and subprime mortgage-related credit problems.

Primarily driven by favorable stock selection, the fund's performance was strong on an absolute and relative basis outperforming the benchmark in eight of ten sectors. Stock selection was strongest in the consumer discretionary, financials, and materials sectors. Weak stock selection in industrials detracted slightly from relative performance. Sector allocation, while just a fall-out of bottom-up stock selection, contributed positively to portfolio performance. The fund benefited from an overweight to the strong-performing industrials and consumer staples sectors and an underweight to the weak-performing financials sector.

Key individual contributors to relative performance versus the Russell 2000(R) Value Index were Novelis (materials), Belden (capital goods) and Penn Virginia (energy). Shares of Novelis, the world's leading aluminum rolled products producer, appreciated significantly during the first half of 2007 after the company announced that it had entered into an agreement to be acquired. Belden, a designer and manufacturer of high-speed electronic cables and connectivity products, advanced as the market responded favorably to strategic acquisitions.

Detractors from relative performance during the period included RAIT Investment Trust (real estate), Trex (capital goods), and CF Industries (materials). Shares of RAIT Investment Trust were weak as the company's acquisition of Taberna, an entity that originates financing for REITs and other real estate operating companies primarily in the form of trust preferred securities and subordinated debt, exposed the company to the recent financial turmoil in the debt markets. Trex, a leading producer of composite wood products primarily for the residential housing market, traded lower as the sharp housing downturn hurt demand and compounded the earnings pressures caused by the company's investments to rectify quality-control problems.

The small cap value investment approach emphasizes individual stock selection and sector weights are a residual of the process. We do, however, carefully consider diversification across economic sectors to limit risk. During the year, our transactions were spread out across a number of sectors, and were largely driven by individual stock opportunities. Industrials received the largest amount of new funds as we opportunistically added to existing positions. Holdings in the materials and financials sectors were a source of funds. At the end of the period, our bottom-up investment decisions resulted in greater-than-benchmark weights in the industrials, consumer discretionary and consumer staples, and underweight positions in the information technology, financials, and materials sectors.

MEMBERS Capital Advisors - Adviser

Wellington Management Company, LLP - Subadviser
Stephen T. O'Brien, CFA, Lead Portfolio Manager; Timothy J. McCormack, CFA, and Shaun F. Pedersen, Portfolio Managers

     SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                 AS OF OCTOBER 31, 2007*

             [PIE CHART OF SECTOR ALLOCATION]

Financials                                            25%

Industrials                                           24%

Consumer Discretionary                                16%

Cash and Other Net Assets                              6%

Consumer Staples                                       6%

Energy                                                 5%

Health Care                                            5%

Information Technology                                 5%

Utilities                                              4%

Materials                                              3%

Telecommunication Services                             1%

* The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

--------------------------------------------------------------------------------
22

================================================================================
SMALL CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

             CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                       CLASS A SHARES (INCLUDES      CLASS B SHARES (INCLUDES       RUSSELL 2000(R)
                       MAXIMUM SALES CHARGE)(2)     MAXIMUM APPLICABLE CDSC)(3)      VALUE INDEX(4)
12/27/06 Inception             $9,425                        $10,000                    $10,000
10/31/2007                      9,764                          9,840                      9,831

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2007(6)

                                             % RETURN WITHOUT                % RETURN AFTER
                                               SALES CHARGE                  SALES CHARGE(8)               EXPENSE RATIO(9)

                                             Since Inception(7)             Since Inception(7)              Gross      Net
                                             ------------------             ------------------             -------    -----
Class A Shares(2)                                   3.60%                         (2.36)%                   2.85%     1.50%
Class B Shares(3)                                   2.90                          (1.60)                    3.60      2.25
Class Y Shares(5)                                   5.60                             --                     2.60      1.25
Russell 2000(R) Value Index(4)                     (1.69)                            --                     NA        NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2)  Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Russell 2000(R) Value Index is a small-cap market index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
(5) Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Class A and B shares commenced investment operations on December 27, 2006; Class Y shares commenced investment operations on January 9, 2007. The annualized since inception index return is from December 27, 2006.
(8)  Assumes maximum applicable sales charge.
(9) The expense ratio is based on estimated expenses to be incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to place a cap on fund expenses by agreeing until at least February 28, 2008 to reimburse the fund's expenses, other than its management, 12b-1 and service fees, that exceed a specified amount (excluding taxes, interest, and other extraordinary items).

--------------------------------------------------------------------------------

================================================================================
SMALL CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

Equity markets began the year on a positive note, but concerns about subprime mortgage defaults, high energy costs and a slowing economy led to a heavy drop at the end of February. The markets gained back some of their losses in March as investors believed the Fed had changed its bias from raising interest rates. The markets continued rising on news of higher-than-expected corporate earnings and speculation of an imminent Federal Reserve interest rate cut. However, in June such interest rate bets were reversed and equity markets consolidated into a holding pattern while investors watched bond prices tumble and yields surge. Seemingly, bond market proponents were reacting to economic statistics which reflected a growing economy.

In early July, the S&P 500 and other major indices hit all time highs with year-to-date gains of over 10%. However, several major banks stated that they would be increasing their reserves to counter bad loans. Fears that subprime mortgage defaults would spark a widespread global credit crisis caused world equity markets to tumble at least 10%, erasing all year-to-date gains. During the crisis, central banks in the U.S., Asia, and Europe injected emergency funds to provide liquidity and restore investor confidence. The Federal Reserve also unexpectedly cut its discount rate by 0.5% to 5.75%. In September, equity markets bounced back after the Fed lowered its target federal funds rate by half a point to 4.75%. There was a further 0.25% cut in October. The Fed stated that, "tight credit conditions have the potential to intensify the housing correction and to restrain economic growth."

Since its inception on December 27, 2006 through October 31, 2007, the MEMBERS Small Cap Growth Fund advanced 11.92% (Class A shares at net asset value). The Russell 2000(R) Growth Index returned 14.31%.

Over the year, the fund has profited from good asset selection, exposure to positive momentum and a larger capitalization bias. Being overweight in industrials and materials aided performance while overexposure to financials and underweight positions in health care and technology hindered returns. Some of the major contributors to performance were Foster Wheeler Ltd., Deckers Outdoor Corp. and Washington Group International while weaker performing stocks were WellCare, Medicines Co. and Daktronics Inc.

The fund remains well diversified and positioned in opportunities that we believe will serve investors well over the long-term. With uncertainty in the markets today, a long-term perspective is key to overall investor success.

MEMBERS Capital Advisors - Adviser

Paradigm Asset Management Company, LLC - Subadviser
James E. Francis, Jeffrey E. Marcus and Gregory Pai, Portfolio Managers

     SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                 AS OF OCTOBER 31, 2007*

             [PIE CHART OF SECTOR ALLOCATION]

Industrials                                           27%

Information Technology                                19%

Health Care                                           16%

Consumer Discretionary                                15%

Energy                                                 6%

Financials                                             6%

Materials                                              6%

Cash and Other Net Assets                              3%

Consumer Staples                                       1%

Telecommunication Services                             1%

Utilities                                              0%**

                       [END CHART]

 * The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.
** Rounds to 0%

--------------------------------------------------------------------------------
24

================================================================================
SMALL CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

             CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES     CLASS B SHARES (INCLUDES     RUSSELL 2000(R)
                      MAXIMUM SALES CHARGE)(2)    MAXIMUM APPLICABLE CDSC)(3)   GROWTH INDEX(4)
12/27/06 Inception             $ 9,425                      $10,000                 $10,000
10/31/2007                      10,548                       10,661                  11,431

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2007(6)

                                             % RETURN WITHOUT                % RETURN AFTER
                                               SALES CHARGE                  SALES CHARGE(8)               EXPENSE RATIO(9)

                                             Since Inception(7)             Since Inception(7)              Gross      Net
                                             ------------------             ------------------             -------    -----
Class A Shares(2)                                  11.92%                          5.48%                    2.85%     1.50%
Class B Shares(3)                                  11.11                           6.61                     3.60      2.25
Class Y Shares(5)                                  13.92                             --                     2.60      1.25
Russell 2000(R) Growth Index(4)                    14.31                             --                     NA        NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2)  Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Russell 2000(R) Growth Index is a small-cap market index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
(5) Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Class A and B shares commenced investment operations on December 27, 2006; Class Y shares commenced investment operations on January 9, 2007. The annualized since inception index return is from December 27, 2006.
(8)  Assumes maximum applicable sales charge.
(9) The expense ratio is based on expenses to be incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to place a cap on fund expenses by agreeing until at least February 28, 2008 to reimburse the fund's expenses, other than its management, 12b-1 and service fees, that exceed a specified amount (excluding taxes, interest, and other extraordinary items).

--------------------------------------------------------------------------------

================================================================================
INTERNATIONAL STOCK FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

The MEMBERS International Stock Fund returned 21.24% (Class A shares at net asset value) for the twelve month period ended October 31, 2007, while the MSCI EAFE Index returned 25.43% for the same period. Fund performance was bolstered by exposure to the emerging markets which advanced over 68% during the period as measured by the MSCI Emerging Markets Index.

Typical for a broadly diversified fund invested across many countries, there was a mix of strong performing and weak performing markets. From a regional perspective, Asian markets outside of Japan rose strongly during the period, as did European markets. The Japanese market underperformed materially, reflecting fears that the economic recovery was losing steam. From a sector perspective, materials, telecom services, and industrial stocks performed well. Conversely, financial stocks performed poorly, and health care stocks significantly underperformed, hurt by litigation about drug safety as well as by competition from generic drugs.

The fund's allocation to large capitalization developed markets helped performance, due largely to strong stock selection and an overweight position in the consumer staples sector, an area which we believe offers consistently high financial productivity. Stock selection in telecom services also helped performance, as Singapore Telecommunications benefited from continued strong growth in its emerging-markets wireless services. Holdings in Vodafone also rose nicely. Conversely, performance was hurt by an underweight position in materials and, within this sector, a lack of exposure to mining companies along with weakness in Japanese financial stocks. The small capitalization developed markets segment's performance lagged that of the MSCI Small Cap (World ex-U.S.) Index. During the period, stock selection in the energy and materials sectors contributed positively to the fund's performance, while stock selection in the industrials and information technology sectors detracted from returns. Shares in emerging markets rose dramatically throughout the period with particular strength in Latin America and Asia where stocks in the industrials and materials sectors outperformed. The fund's holdings in the developing markets of Europe, the Middle East and Africa hindered performance.

We believe equity markets are usually very efficient at anticipating and discounting future events, and currently, markets are discounting a slowdown in corporate earnings. Historically, periods of slowing corporate-earnings growth have favored larger-cap, more diversified, and more consistently profitable companies, as investors seek out stability amid a more adverse environment. We believe the portfolio is well positioned to benefit from those companies that, from our perspective, are attractively valued yet offer greater than average sustainability of future earnings. As a result, we expect the portfolio to perform well in the anticipated market conditions.

MEMBERS Capital Advisors - Adviser

Lazard Asset Management - Subadviser
John R. Reinsberg, Lead Portfolio Manager;
Gabrielle M. Boyle, Michael A. Bennett; Michael G. Fry; Michael Powers, Brian Pessin, CFA; Edward Rosenfeld, James M. Donald, CFA; Rohit Chopra, Erik McKee, and Kevin O'Hare, Portfolio Managers

  GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS
                  OF OCTOBER 31, 2007*

           [PIE CHART OF SECTOR ALLOCATION]


Europe (excluding United Kingdom)                     43%

United Kingdom                                        22%

Japan                                                 15%

Pacific Basin                                          8%

Cash & Other Net Assets                                4%

Latin America                                          3%

Other Countries                                        3%

Africa                                                 2%

                       [END CHART]

* The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

--------------------------------------------------------------------------------
26

================================================================================
INTERNATIONAL STOCK FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

             CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                         CLASS A SHARES (INCLUDES       CLASS B SHARES (INCLUDES
                         MAXIMUM SALES CHARGE)(2)      MAXIMUM APPLICABLE CDSC)(3)    MSCI EAFE INDEX(4)
12/29/97 Inception               $ 9,425                       $10,000                     $10,000
10/31/1998                         9,764                         9,840                      11,090
10/31/1999                        11,413                        11,545                      13,681
10/31/2000                        10,353                        10,413                      13,317
10/31/2001                         7,984                         8,017                      10,031
10/31/2002                         7,646                         7,826                       8,734
10/31/2003                         9,822                         9,885                      11,141
10/31/2004                        11,743                        11,835                      13,288
10/31/2005                        14,187                        14,202                      15,758
10/31/2006                        17,750                        17,635                      20,177
10/31/2007                        21,521                        21,217                      25,309

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2007(6)

                            % RETURN WITHOUT SALES CHARGE              % RETURN AFTER SALES CHARGE(8)            EXPENSE RATIO(9)

                                                        Since                                         Since
                     1 Year    3 Years    5 Years    Inception(7)  1 Year    3 Years    5 Years    Inception(7)   Gross      Net
                     --------------------------------------------  --------------------------------------------  -------    -----
Class A Shares(2)    21.24%    22.37%     22.99%         8.75%     14.24%    20.00%     21.54%        8.10%       1.87%     1.60%
Class B Shares(3)    20.31     21.48      22.08          7.94      15.81     20.69      21.90         7.94        2.62      2.35
Class Y Shares(5)    21.59        --         --         22.23         --        --         --           --        1.72      1.35
MSCI EAFE Index(4)   25.43     23.96      23.71          9.89         --        --         --           --        NA        NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2)  Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The MSCI EAFE (Europe, Australasia & Far East) Index is free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.
(5) Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Class A and B shares commenced investment operations on December 29, 1997; Class Y shares commenced investment operations on June 30, 2006. The annualized since inception index return is from December 29, 1997.
(8)  Assumes maximum applicable sales charge.
(9) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to place a cap on fund expenses by agreeing until at least February 28, 2008 to reimburse the fund's expenses, other than its management, 12b-1 and service fees, that exceed a specified amount (excluding taxes, interest, and other extraordinary items).

--------------------------------------------------------------------------------

================================================================================
CONSERVATIVE ALLOCATION FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
INVESTMENT COMPANIES - 99.40%
--------------------------------------------------------------------------------------------------
              ALTERNATIVE ASSET CLASSES - 5.97%

   22,491     Cohen & Steers Institutional
              Realty Shares, Inc. .............................................        $ 1,204,865
                                                                                       -----------
              DEBT SECURITIES - 53.24%
  299,999     Dodge & Cox Income Fund .........................................          3,776,990
  233,009     MEMBERS Bond Fund, Class Y (R)...................................          2,276,501
  125,542     MEMBERS High Income Fund, Class Y (R)............................            916,459
  363,677     Western Asset Intermediate Bond Portfolio .......................          3,771,332
                                                                                       -----------
                                                                                        10,741,282
                                                                                       -----------
              EQUITY SECURITIES - 23.19%
  132,226     MEMBERS Large Cap Growth
              Fund, Class Y (R)* ..............................................          2,307,336
   97,986     MEMBERS Large Cap Value
              Fund, Class Y (R) ...............................................          1,658,898
   95,269     MEMBERS Mid Cap Growth
              Fund, Class Y (R)* ..............................................            712,608
                                                                                       -----------
                                                                                         4,678,842
                                                                                       -----------
              FOREIGN SECURITIES - 5.11%
   60,311     MEMBERS International Stock
              Fund, Class Y (R) ...............................................          1,030,114
                                                                                       -----------
              MONEY MARKET SECURITIES - 11.89%
2,398,940     SSgA Prime Money Market Fund ....................................          2,398,940
                                                                                       -----------
              TOTAL INVESTMENT COMPANIES - 99.40%
              (Cost $19,562,364**) ............................................         20,054,043

NET OTHER ASSETS AND LIABILITIES - 0.60%
--------------------------------------------------------------------------------------------------
                                                                                           121,936

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                       $20,175,979

--------------------------------------------------------------------------------
  * Non-income producing.
 ** Aggregate cost for Federal tax purposes was $19,587,089.
(R) Affiliated Company (see Note 10).

    The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
28

================================================================================
MODERATE ALLOCATION FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
INVESTMENT COMPANIES - 99.85%
--------------------------------------------------------------------------------------------------
              ALTERNATIVE ASSET CLASSES - 4.81%
   68,361     Cohen & Steers Institutional
              Realty Shares, Inc. .............................................        $ 3,662,116
                                                                                       -----------
              DEBT SECURITIES - 27.78%
  757,733     MEMBERS Bond Fund, Class Y (R) ..................................          7,403,054
  676,118     MEMBERS High Income Fund,
              Class Y (R) .....................................................          4,935,665
  849,688     Western Asset Intermediate
              Bond Portfolio ..................................................          8,811,263
                                                                                       -----------
                                                                                        21,149,982
                                                                                       -----------
              EQUITY SECURITIES - 46.96%
  138,760     Columbia Funds Series
              Trust - Columbia Marsico
              Focused Equities Fund, Class Z *.................................          3,717,388
  502,938     MEMBERS Large Cap
              Growth Fund, Class Y (R)*........................................          8,776,273
  485,037     MEMBERS Large Cap
              Value Fund, Class Y (R) .........................................          8,211,676
  770,538     MEMBERS Mid Cap Growth
              Fund, Class Y (R)* ..............................................          5,763,621
  236,163     MEMBERS Mid Cap Value
              Fund, Class Y (R) ...............................................          3,287,394
  313,907     MEMBERS Small Cap Growth
              Fund, Class Y (R)* ..............................................          3,518,894
  238,886     MEMBERS Small Cap Value
              Fund, Class Y (R)* ..............................................          2,477,250
                                                                                       -----------
                                                                                        35,752,496
                                                                                       -----------
              FOREIGN SECURITIES - 15.36%
  570,270     MEMBERS International Stock
              Fund, Class Y (R) ...............................................          9,740,207
   16,700     Vanguard Emerging Markets ETF ...................................          1,958,576
                                                                                       -----------
                                                                                        11,698,783
                                                                                       -----------
              MONEY MARKET SECURITIES - 4.94%
3,758,368     SSgA Prime Money Market Fund ....................................          3,758,368
                                                                                       -----------
              TOTAL INVESTMENT COMPANIES - 99.85%
              (Cost $71,669,539**) ............................................         76,021,745

NET OTHER ASSETS AND LIABILITIES - 0.15%
--------------------------------------------------------------------------------------------------
                                                                                           115,713

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                       $76,137,458

--------------------------------------------------------------------------------
  * Non-income producing.
 ** Aggregate cost for Federal tax purposes was $71,835,745.
(R) Affiliated Company (see Note 10).
ETF Exchange Traded Fund.

    The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
AGGRESSIVE ALLOCATION FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
INVESTMENT COMPANIES - 99.95%
--------------------------------------------------------------------------------------------------
              ALTERNATIVE ASSET CLASSES - 3.88%
   18,866     Cohen & Steers Institutional
              Realty Shares, Inc. .............................................        $ 1,010,637
                                                                                       -----------
              EQUITY SECURITIES - 66.24%
   60,135     Columbia Funds Series
              Trust - Columbia Marsico
              Focused Equities Fund,
              Class Z *........................................................          1,611,020
  212,775     MEMBERS Large Cap Growth
              Fund, Class Y (R)* ..............................................          3,712,921
  209,586     MEMBERS Large Cap Value
              Fund, Class Y (R) ...............................................          3,548,288
  359,897     MEMBERS Mid Cap Growth

              Fund, Class Y (R)* ..............................................          2,692,030

  149,533     MEMBERS Mid Cap Value
              Fund, Class Y (R) ...............................................          2,081,493
  166,322     MEMBERS Small Cap Growth
              Fund, Class Y (R)* ..............................................          1,864,471
  168,833     MEMBERS Small Cap Value
              Fund, Class Y (R)* ..............................................          1,750,793
                                                                                       -----------
                                                                                        17,261,016
                                                                                       -----------
              FOREIGN SECURITIES - 29.68%
  373,202     MEMBERS International Stock
              Fund, Class Y (R) ...............................................          6,374,296
   11,600     Vanguard Emerging Markets
              ETF..............................................................          1,360,448
                                                                                       -----------
                                                                                         7,734,744
                                                                                       -----------
              MONEY MARKET SECURITIES - 0.15%
   39,443     SSgA Prime Money Market

              Fund ............................................................             39,443

              TOTAL INVESTMENT COMPANIES - 99.95%
              (Cost $23,748,167**) ............................................         26,045,840

NET OTHER ASSETS AND LIABILITIES - 0.05%
--------------------------------------------------------------------------------------------------
                                                                                            12,516

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                       $26,058,356

--------------------------------------------------------------------------------
  * Non-income producing.
 ** Aggregate cost for Federal tax purposes was $23,835,813.
(R) Affiliated Company (see Note 10).
ETF Exchange Traded Fund.

    The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
30

================================================================================
CASH RESERVES FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 94.03%
--------------------------------------------------------------------------------------------------
              FEDERAL AGRICULTURAL MORTGAGE CORP. (A) - 1.31%
 $200,000     4.690%, due 11/08/07 ............................................        $   199,818
                                                                                       -----------
              FEDERAL FARM CREDIT BANK - 7.97%
  440,000     4.720%, due 11/07/07 (A) ........................................            439,654
  205,000     4.600%, due 11/13/07 (A) ........................................            204,686
  175,000     4.660%, due 11/28/07 (A) ........................................            174,388
  400,000     3.000%, due 12/17/07 ............................................            399,113
                                                                                       -----------
                                                                                         1,217,841
                                                                                       -----------
              FEDERAL HOME LOAN BANK - 38.17%
  100,000     4.750%, due 11/02/07 (A) ........................................             99,987
  500,000     4.350%, due 11/06/07 (A) ........................................            499,698
  625,000     4.530%, due 11/06/07 (A) ........................................            624,607
  500,000     4.530%, due 11/09/07 (A) ........................................            499,497
  500,000     4.380%, due 11/13/07 (A) ........................................            499,270
  250,000     4.600%, due 11/20/07 (A) ........................................            249,393
  475,000     3.250%, due 12/17/07 ............................................            474,265
  200,000     3.800%, due 12/20/07 ............................................            199,580
  515,000     4.400%, due 12/26/07 (A) ........................................            511,538
  230,000     3.000%, due 12/28/07 ............................................            229,200
   75,000     3.020%, due 12/28/07 ............................................             74,702
  500,000     4.235%, due 02/07/08 (G) ........................................            500,000
  420,000     3.450%, due 02/25/08 ............................................            417,734
  250,000     5.071%, due 04/01/08 (G) ........................................            249,969
  700,000     5.375%, due 08/20/08 ............................................            700,000
                                                                                       -----------
                                                                                         5,829,440
                                                                                       -----------
              FEDERAL HOME LOAN MORTGAGE CORP. - 9.95%
   52,000     5.130%, due 11/19/07 (A) ........................................             51,867
    9,000     5.150%, due 12/04/07 (A) ........................................              8,957
  680,000     5.000%, due 12/27/07 ............................................            680,215
  500,000     4.625%, due 02/21/08 ............................................            499,939
  284,000     5.040%, due 03/20/08 (A) ........................................            278,434
                                                                                       -----------
                                                                                         1,519,412
                                                                                       -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 36.63%
  750,000     4.590%, due 11/01/07 (A) ........................................            750,000
  524,000     4.700%, due 11/02/07 (A) ........................................            523,932
  500,000     4.710%, due 11/05/07 (A) ........................................            499,738
   75,000     4.750%, due 11/07/07 (A) ........................................             74,941
  625,000     4.700%, due 11/14/07 (A) ........................................            623,939
  657,000     3.250%, due 11/15/07 ............................................            656,447
  390,000     3.550%, due 11/16/07 ............................................            389,802
  600,000     4.430%, due 11/20/07 (A) ........................................            598,597
  500,000     5.115%, due 11/23/07 (A) ........................................            498,437
  350,000     5.250%, due 12/03/07 ............................................            350,103
  275,000     5.134%, due 12/21/07 (A) ........................................            273,039
  360,000     5.050%, due 01/11/08 (A) ........................................            356,414
                                                                                       -----------
                                                                                         5,595,389
                                                                                       -----------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $14,361,900) ..............................................         14,361,900

Shares
------
INVESTMENT COMPANIES - 3.60%
--------------------------------------------------------------------------------------------------
    2,458     JPMorgan Prime Money Market Fund ................................              2,458
  547,105     SSgA Prime Money Marke Fund .....................................            547,105
                                                                                       -----------
              TOTAL INVESTMENT COMPANIES
              (Cost $549,563) .................................................            549,563

TOTAL INVESTMENTS - 97.63%
--------------------------------------------------------------------------------------------------
(Cost $14,911,463**) ..........................................................         14,911,463

NET OTHER ASSETS AND LIABILITIES - 2.37%
--------------------------------------------------------------------------------------------------
                                                                                           361,977

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                       $15,273,440

--------------------------------------------------------------------------------
 ** Aggregate cost for Federal tax purposes was $14,911,463.
(A) Rate noted represents annualized yield at time of purchase.
(G) Floating rate note. Date shown is next reset date.

    The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
BOND FUND PORTFOLIO OF I NVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
ASSET BACKED - 3.51%
--------------------------------------------------------------------------------------------------
$    64,040   ABSC Long Beach Home Equity Loan
              Trust, Series 2000-LB1, Class AF5 (M)
              8.550%, due 09/21/30 ............................................       $     63,838
    249,077   Ameriquest Mortgage Securities, Inc.,
              Series 2004-FR1, Class M2 (M)
              5.207%, due 05/25/34 ............................................            231,800
    670,000   Chase Issuance Trust,
              Series 2007-A17, Class A
              5.120%, due 10/15/14 ............................................            669,890
    151,257   Countrywide Asset-Backed Certificates,
              Series 2003-S1, Class A4 (M)
              5.009%, due 12/25/32 ............................................            150,650
    560,000   GMAC Mortgage Corp. Loan Trust,
              Series 2004-HE2, Class M1
              3.950%, due 10/25/33 ............................................            523,046
    359,478   Green Tree Financial Corp.,
              Series 1998-2, Class A6 (G)
              6.810%, due 12/01/27 ............................................            355,850
  1,500,000   New Century Home Equity Loan
              Trust, Series 2003-5, Class AI5 (G)
              5.500%, due 11/25/33 ............................................          1,488,034
    109,988   Residential Asset Mortgage Products,
              Inc., Series 2003-RS9, Class AI5 (G)
              4.990%, due 03/25/31 ............................................            109,545
    184,012   Soundview Home Equity Loan Trust,
              Series 2005-B, Class M6 (M)
              6.175%, due 05/25/35 ............................................            158,408
    419,632   Wells Fargo Home Equity Trust,
              Series 2004-2, Class M8A (C)(G)
              7.873%, due 05/25/34 ............................................            326,551
                                                                                      ------------
              TOTAL ASSET BACKED
              (Cost $4,268,260) ...............................................          4,077,612

COMMERCIAL MORTGAGE BACKED - 8.75%
-------------------------------------------------------------------------------------------------
    344,603   Bear Stearns Commercial Mortgage
              Securities, Series 2001-TOP4,
              Class A1 5.060%,
              due 11/15/16 ....................................................            344,052
    640,000   Bear Stearns Commercial Mortgage
              Securities, Series 2003-T10,
              Class E (C)(G) 5.540%,
              due 03/13/40 ....................................................            590,377
    325,000   Bear Stearns Commercial Mortgage
              Securities, Series 2005-T20,
              Class F (C)(G) 5.131%,
              due 10/12/42 ....................................................            286,677
     35,881   Bear Stearns Commercial Mortgage
              Securities, Series 2004-T16, Class A2
              3.700%, due 02/13/46 ............................................             35,757
    525,000   Bear Stearns Commercial Mortgage
              Securities, Series 2004-T16, Class A6
              (G) 4.750%, due 02/13/46 ........................................            501,675
  1,100,000   Government National Mortgage
              Association, Series 2004-43,
              Class C (G) 5.008%,
              due 12/16/25 ....................................................          1,089,866
  1,200,000   Greenwich Capital Commercial
              Funding Corp., Series 2004-GG1,
              Class A7 (G) 5.317%,
              due 06/10/36 ....................................................          1,189,114
  1,000,000   LB-UBS Commercial Mortgage
              Trust, Series 2004-C1, Class A2
              3.624%, due 01/15/29 ............................................            979,671
    800,000   LB-UBS Commercial Mortgage
              Trust, Series 2004-C8, Class A6 (G)
              4.799%, due 12/15/29 ............................................            768,712
  1,150,000   Morgan Stanley Capital I,
              Series 2004-HQ4, Class A7
              4.970%, due 04/14/40 ............................................          1,114,507
    910,000   Morgan Stanley Capital I,
              Series 2006-IQ12, Class ANM
              5.310%, due 12/15/43 ............................................            902,224
    500,000   Morgan Stanley Capital I,
              Series 2004-T13, Class A3
              4.390%, due 09/13/45 ............................................            483,045
    330,000   Multi Security Asset Trust,
              Series 2005-RR4A, Class J (C)
              5.880%, due 11/28/35 ............................................            304,890
    314,126   Wachovia Bank Commercial Mortgage
              Trust, Series 2003-C6, Class A1
              3.364%, due 08/15/35 ............................................            310,401
  1,295,000   Wachovia Bank Commercial Mortgage
              Trust, Series 2003-C8, Class A2
              3.894%, due 11/15/35 ............................................          1,278,551
                                                                                      ------------
              TOTAL COMMERCIAL MORTGAGE BACKED
              (Cost $10,382,019) ..............................................         10,179,519

PRIVATE LABEL MORTGAGE BACKED - 2.19%
-------------------------------------------------------------------------------------------------
    888,587   Banc of America Alternative Loan Trust,
              Series 2005-12, Class 3CB1
              6.000%, due 01/25/36 ............................................            873,945
  1,701,231   Banc of America Alternative Loan Trust,
              Series 2006-3, Class 2CB1
              6.000%, due 04/25/36 ............................................          1,674,640
                                                                                      ------------
              TOTAL PRIVATE LABEL MORTGAGE BACKED
              (Cost $2,567,900)................................................          2,548,585

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
32

================================================================================
BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS - 19.20%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 1.86%
$   750,000   American Association of Retired Persons (C)
              7.500%, due 05/01/31 ............................................       $    928,655
    700,000   Carnival Corp. (D)
              3.750%, due 11/15/07 ............................................            699,762
    575,000   Erac USA Finance Co. (C)
              6.700%, due 06/01/34 ............................................            541,014
                                                                                      ------------
                                                                                         2,169,431
                                                                                      ------------
              CONSUMER STAPLES - 0.95%
    750,000   Coca-Cola Enterprises, Inc. (O)
              4.375%, due 09/15/09 ............................................            743,465
    365,000   Diageo Capital PLC (D)(O)
              5.500%, due 09/30/16 ............................................            359,020
                                                                                      ------------
                                                                                         1,102,485
                                                                                      ------------
              ENERGY - 0.68%
    240,000   Hess Corp.
              7.875%, due 10/01/29 ............................................            281,690
    450,000   Valero Energy Corp. (O)
              7.500%, due 04/15/32 ............................................            505,906
                                                                                      ------------
                                                                                           787,596
                                                                                      ------------
              FINANCE - 3.97%
    500,000   American General Finance Corp.,
              Series H
              4.625%, due 09/01/10 ............................................            489,704
    290,000   GE Insurance Solutions Corp.
              7.000%, due 02/15/26 ............................................            308,590
    330,000   GE Insurance Solutions Corp.
              7.750%, due 06/15/30 ............................................            379,836
    750,000   Goldman Sachs Group, Inc./The
              5.700%, due 09/01/12 ............................................            761,644
    490,000   HCP, Inc.
              6.700%, due 01/30/18 ............................................            490,396
    750,000   HSBC Finance Corp.
              6.500%, due 11/15/08 ............................................            759,677
    520,000   Lehman Brothers Holdings, Inc.
              5.750%, due 01/03/17 ............................................            497,933
    440,000   SLM Corp.
              5.125%, due 08/27/12 ............................................            397,368
    500,000   US Bank NA/Cincinnati OH
              6.300%, due 02/04/14 ............................................            529,767
                                                                                      ------------
                                                                                         4,614,915
                                                                                      ------------
              FINANCIAL SERVICES - 0.42%
    485,000   Well Fargo & Co.
              5.250%, due 10/23/12 ............................................            486,164
                                                                                      ------------
              FORESTRY/PAPER - 0.30%
    325,000   Westvaco Corp.
              8.200%, due 01/15/30 ............................................            351,130
                                                                                      ------------
              HEALTH CARE - 1.24%
    500,000   Eli Lilly & Co.
              6.570%, due 01/01/16 ............................................            537,962
    325,000   Genentech, Inc.
              5.250%, due 07/15/35 ............................................            295,089
    345,000   Merck & Co., Inc. (O)
              6.400%, due 03/01/28 ............................................            364,107
    230,000   Wyeth
              6.500%, due 02/01/34 ............................................            242,872
                                                                                      ------------
                                                                                         1,440,030
                                                                                      ------------
              INDUSTRIALS - 4.05%
    240,000   Boeing Co. (O)
              8.625%, due 11/15/31 ............................................            326,129
    500,000   Daimler Finance North America LLC
              4.750%, due 01/15/08 ............................................            499,294
  1,000,000   Dow Chemical Co./The (O)
              5.750%, due 12/15/08 ............................................          1,006,796
    215,000   DR Horton, Inc.
              5.250%, due 02/15/15 ............................................            182,372
    800,000   General Electric Co.
              5.000%, due 02/01/13 ............................................            793,652
    500,000   GMAC LLC
              7.250%, due 03/02/11 ............................................            472,794
    192,000   Raytheon Co.
              4.500%, due 11/15/07 ............................................            191,975
    235,000   Waste Management, Inc.
              7.125%, due 12/15/17 ............................................            249,857
    500,000   Weyerhaeuser Co. (O)
              6.875%, due 12/15/33 ............................................            467,545
    525,000   WM Wrigley Jr. Co.
              4.300%, due 07/15/10 ............................................            518,721
                                                                                      ------------
                                                                                         4,709,135
                                                                                      ------------
              MEDIA - 0.98%
    525,000   Comcast Cable Communication
              Holdings, Inc.
              9.455%, due 11/15/22 ............................................            677,866
    455,000   Rogers Cable, Inc. (D)
              6.250%, due 06/15/13 ............................................            464,239
                                                                                      ------------
                                                                                         1,142,105
                                                                                      ------------
              PIPELINE - 0.28%
    345,000   Knight, Inc.
              7.250%, due 03/01/28 ............................................            325,488
                                                                                      ------------
              REAL ESTATE INVESTMENT TRUSTS - 0.23%
    270,000   Simon Property Group L.P. (O)
              5.875%, due 03/01/17 ............................................            266,833
                                                                                      ------------
              TELECOMMUNICATIONS - 0.71%
    400,000   Cisco Systems, Inc.
              5.500%, due 02/22/16 ............................................            401,550
    445,000   Sprint Nextel Corp.
              6.000%, due 12/01/16 ............................................            427,872
                                                                                      ------------
                                                                                           829,422
                                                                                      ------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              TRANSPORTATION - 0.94%
$   285,000   Burlington Northern Santa Fe Corp.
              8.125%, due 04/15/20 ............................................       $    330,193
    359,000   Norfolk Southern Corp. ..........................................
              5.590%, due 05/17/25 ............................................            336,507
    390,000   Norfolk Southern Corp.
              7.050%, due 05/01/37 ............................................            431,333
                                                                                      ------------
                                                                                         1,098,033
                                                                                      ------------
              UTILITIES - 2.59%
    500,000   Energy East Corp.
              8.050%, due 11/15/10 ............................................            540,031
    450,000   Illinois Power Co.
              7.500%, due 06/15/09 ............................................            462,435
    435,000   New York State Electric & Gas Corp.
              4.375%, due 11/15/07 ............................................            434,811
    285,000   Pacific Gas & Electric Co.
              6.050%, due 03/01/34 ............................................            283,929
    250,000   Progress Energy, Inc. (O)
              7.750%, due 03/01/31 ............................................            293,689
    200,000   Sierra Pacific Power Co., Series M
              6.000%, due 05/15/16 ............................................            200,802
    750,000   Wisconsin Electric Power Co.
              6.500%, due 06/01/28 ............................................            793,201
                                                                                      ------------
                                                                                         3,008,898
                                                                                      ------------
              TOTAL CORPORATE NOTES AND BONDS
              (Cost $22,521,155) ..............................................         22,331,665

MORTGAGE BACKED - 25.95%
--------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORP. - 3.12%
    637,259   5.000%, due 05/01/18
              Pool # E96322 ...................................................            629,926
      6,153   8.000%, due 06/01/30
              Pool # C01005 ...................................................              6,534
      8,761   7.000%, due 03/01/31
              Pool # C48133 ...................................................              9,164
    131,894   6.500%, due 01/01/32
              Pool # C62333 ...................................................            135,967
  2,161,884   5.000%, due 07/01/33
              Pool # A11325 ...................................................          2,080,691
    216,920   6.000%, due 10/01/34
              Pool # A28439 ...................................................            218,799
    188,348   6.000%, due 10/01/34
              Pool # A28598 ...................................................            189,979
    198,112   5.000%, due 04/01/35
              Pool # A32315 ...................................................            190,333
    168,758   5.000%, due 04/01/35
              Pool # A32316 ...................................................            162,131
                                                                                      ------------
                                                                                         3,623,524
                                                                                      ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 22.73%
  1,008,334   4.000%, due 04/01/15
              Pool # 255719 ...................................................            980,560
    722,222   5.500%, due 04/01/16
              Pool # 745444 ...................................................            725,730
     44,768   6.000%, due 05/01/16
              Pool # 582558 ...................................................             45,635
    651,572   5.500%, due 02/01/18
              Pool # 673194 ...................................................            655,047
    784,558   5.000%, due 05/01/20
              Pool # 813965 ...................................................            772,850
    952,365   4.500%, due 09/01/20
              Pool # 835465 ...................................................            921,550
     81,734   6.000%, due 05/01/21
              Pool # 253847 ...................................................             83,136
     31,066   7.000%, due 12/01/29
              Pool # 762813 ...................................................             32,503
     72,194   7.000%, due 11/01/31
              Pool # 607515 ...................................................             75,600
    289,667   6.500%, due 03/01/32
              Pool # 631377 ...................................................            298,144
      2,305   7.000%, due 04/01/32
              Pool # 641518 ...................................................              2,412
     35,091   7.000%, due 05/01/32
              Pool # 644591 ...................................................             36,747
    947,801   6.500%, due 06/01/32
              Pool # 545691 ...................................................            975,536
    321,332   6.000%, due 12/01/32
              Pool # 676552 ...................................................            325,406
  2,022,263   5.500%, due 04/01/33
              Pool # 690206 ...................................................          1,998,478
    915,245   5.000%, due 10/01/33
              Pool # 254903 ...................................................            880,882
  1,419,137   5.500%, due 11/01/33
              Pool # 555880 ...................................................          1,402,446
    140,731   5.000%, due 05/01/34
              Pool # 775604 ...................................................            135,407
    352,816   5.000%, due 05/01/34
              Pool # 780890 ...................................................            339,466
    217,365   5.000%, due 06/01/34
              Pool # 255230 ...................................................            209,141
  1,747,443   5.500%, due 06/01/34
              Pool # 780384 ...................................................          1,725,693
     17,870   7.000%, due 07/01/34
              Pool # 792636 ...................................................             18,616
    330,651   5.500%, due 08/01/34
              Pool # 793647 ...................................................            326,535
  1,455,398   5.500%, due 03/01/35
              Pool # 815976 ...................................................          1,435,730
    694,364   5.500%, due 07/01/35
              Pool # 825283 ...................................................            684,981

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
34

================================================================================
BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
MORTGAGE BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION (CONTINUED)
$   916,657   5.000%, due 08/01/35
              Pool # 829670 ...................................................       $    880,702
    451,317   5.500%, due 08/01/35
              Pool # 826872 ...................................................            445,218
    703,145   5.000%, due 09/01/35
              Pool # 820347 ...................................................            675,564
    714,107   5.000%, due 09/01/35
              Pool # 835699 ...................................................            686,097
    915,419   5.000%, due 10/01/35
              Pool # 797669 ...................................................            879,512
    889,390   5.500%, due 10/01/35
              Pool # 836912 ...................................................            877,371
    812,906   5.000%, due 11/01/35
              Pool # 844504 ...................................................            781,020
    961,567   5.000%, due 11/01/35
              Pool # 844809 ...................................................            923,850
    991,993   5.000%, due 12/01/35
              Pool # 850561 ...................................................            953,082
  1,008,787   6.000%, due 11/01/36
              Pool # 902510 ...................................................          1,017,868
    895,334   5.500%, due 05/01/37
              Pool # 899323 ...................................................            882,294
  1,487,824   5.500%, due 05/01/37
              Pool # 928292 (H) ...............................................          1,466,155
    900,215   5.500%, due 07/01/37
              Pool # 938197....................................................            887,104
                                                                                      ------------
                                                                                        26,444,068
                                                                                      ------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION - 0.10%
     20,820   8.000%, due 10/20/15
              Pool # 002995 ...................................................             21,953
     55,437   6.500%, due 02/20/29
              Pool # 002714 ...................................................             57,182
     35,453   6.500%, due 04/20/31
              Pool # 003068 ...................................................             36,537
                                                                                      ------------
                                                                                           115,672
                                                                                      ------------
              TOTAL MORTGAGE BACKED
              (Cost $30,434,413) ..............................................         30,183,264

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 27.04%
--------------------------------------------------------------------------------------------------
              FEDERAL FARM CREDIT BANK - 0.46%
    500,000   5.875%, due 10/03/16 ............................................            534,265
                                                                                      ------------
              FEDERAL HOME LOAN MORTGAGE
              Corp. - 2.50%
  2,500,000   4.875%, due 11/15/13 ............................................          2,515,803
    400,000   4.500%, due 01/15/14 (O) ........................................            394,344
                                                                                      ------------
                                                                                         2,910,147
                                                                                      ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.13%
  1,400,000   4.000%, due 09/02/08 ............................................          1,393,826
  1,095,000   4.625%, due 10/15/14 (O) ........................................          1,082,676
                                                                                      ------------
                                                                                         2,476,502
                                                                                      ------------
              U.S. TREASURY BONDS - 3.59% (O)
  3,405,000   6.625%, due 02/15/27 ............................................          4,180,434
                                                                                      ------------
              U.S. TREASURY NOTES - 18.36%
    830,000   3.750%, due 05/15/08 (O) ........................................            828,119
    580,000   4.875%, due 05/31/09 (O) ........................................            587,930
    650,000   3.875%, due 05/15/10 (O) ........................................            649,238
    300,000   3.875%, due 09/15/10 (O) ........................................            299,414
    100,000   4.500%, due 11/15/10 (O) ........................................            101,500
    350,000   4.750%, due 03/31/11 ............................................            358,313
  3,600,000   4.625%, due 12/31/11 (O) ........................................          3,672,843
  1,000,000   4.625%, due 02/29/12 (O) ........................................          1,020,312
  1,200,000   4.500%, due 03/31/12 (O) ........................................          1,218,374
  1,915,000   4.875%, due 06/30/12 (O) ........................................          1,974,095
  3,000,000   4.250%, due 09/30/12 (O) ........................................          3,012,657
  1,540,000   3.625%, due 05/15/13 (O) ........................................          1,498,973
  2,440,000   4.625%, due 02/15/17 (O) ........................................          2,471,644
  3,650,000   4.500%, due 05/15/17 (O) ........................................          3,660,552
                                                                                      ------------
                                                                                        21,353,964
                                                                                      ------------
              TOTAL U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS
              (Cost $30,772,314) ..............................................         31,455,312

CERTIFICATE OF DEPOSIT - 9.22%
--------------------------------------------------------------------------------------------------
 10,720,735   State Street Eurodollar
              2.650%, due 11/01/07 ............................................         10,720,735
                                                                                      ------------
              TOTAL CERTIFICATE OF DEPOSIT
              (Cost $10,720,735) ..............................................         10,720,735

Shares
------
INVESTMENT COMPANY - 4.50%
--------------------------------------------------------------------------------------------------
  5,234,734   SSgA Prime Money Market
              Fund (N) ........................................................          5,234,734
                                                                                      ------------
              TOTAL INVESTMENT COMPANY
              (Cost $5,234,734) ...............................................          5,234,734

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
COLLATERAL FOR SECURITIES ON LOAN - 22.47%
--------------------------------------------------------------------------------------------------
 26,142,238   State Street Navigator Securities
              Lending Prime Portfolio (I) .....................................       $ 26,142,238
                                                                                      ------------
              TOTAL COLLATERAL FOR SECURITIES ON LOAN
              (Cost $26,142,238) ..............................................         26,142,238

TOTAL INVESTMENTS - 122.83%
--------------------------------------------------------------------------------------------------
(Cost $143,043,768**) .........................................................        142,873,664

NET OTHER ASSETS AND LIABILITIES - (22.83)%
--------------------------------------------------------------------------------------------------
                                                                                       (26,553,697)

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $116,319,967

--------------------------------------------------------------------------------
  ** Aggregate cost for Federal tax purposes was $143,043,768.

(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.31% of total net assets.
(G) Floating rate or variable rate note. Rate shown is asof October 31, 2007.
(H) Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.
(I) Represents investments of cash collateral received in connection with securities lending.
(M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.
(N) Security segregated for forward or when-issued purchase commitments outstanding as of October 31, 2007.
(O) All (or portion of security) on loan.
PLC Public Limited Company.

    The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
36

================================================================================
HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS - 93.79%
--------------------------------------------------------------------------------------------------
              AEROSPACE/DEFENSE - 0.34%
$  250,000    Alion Science and Technology Corp.
              10.250%, due 02/01/15 ...........................................       $    233,750
                                                                                      ------------
              APPAREL/TEXTILES - 1.40%
   500,000    Hanesbrands, Inc., Series B (G)(O)
              8.784%, due 12/15/14 ............................................            502,500
   250,000    Oxford Industries, Inc.
              8.875%, due 06/01/11 ............................................            250,000
   200,000    Warnaco, Inc.
              8.875%, due 06/15/13 ............................................            211,000
                                                                                      ------------
                                                                                           963,500
                                                                                      ------------
              AUTOMOTIVE - 4.91%
   250,000    American Axle & Manufacturing, Inc. (O)
              7.875%, due 03/01/17 ............................................            243,750
   100,000    Ford Motor Credit Co. LLC
              7.250%, due 10/25/11 ............................................             93,021
   550,000    Ford Motor Credit Co. LLC (G)
              9.693%, due 04/15/12 ............................................            555,223
   300,000    General Motors Corp. (O)
              7.125%, due 07/15/13 ............................................            278,250
   250,000    General Motors Corp. (O)
              7.700%, due 04/15/16 ............................................            230,000
   250,000    General Motors Corp. (O)
              8.250%, due 07/15/23 ............................................            225,625
   500,000    Goodyear Tire & Rubber Co./The (G)
              9.135%, due 12/01/09 ............................................            506,250
   500,000    Goodyear Tire & Rubber Co./The (O)
              7.857%, due 08/15/11 ............................................            517,500
   250,000    KAR Holdings, Inc. (C)(O)
              8.750%, due 05/01/14 ............................................            241,250
   250,000    KAR Holdings, Inc. (C)
              10.000%, due 05/01/15 ...........................................            238,750
   250,000    United Components, Inc.
              9.375%, due 06/15/13 ............................................            255,000
                                                                                      ------------
                                                                                         3,384,619
                                                                                      ------------
              BEVERAGE/FOOD - 2.09%
   150,000    B&G Foods, Inc.
              8.000%, due 10/01/11 ............................................            148,500
   400,000    Constellation Brands, Inc. (C)
              7.250%, due 05/15/17 ............................................            399,000
   250,000    Del Monte Corp. (O)
              6.750%, due 02/15/15 ............................................            243,125
   125,000    Michael Foods, Inc.
              8.000%, due 11/15/13 ............................................            125,000
   250,000    NBTY, Inc.
              7.125%, due 10/01/15 ............................................            247,500
   300,000    Pinnacle Foods Finance LLC/
              Pinnacle Foods Finance Corp. (C)(O)
              10.625%, due 04/01/17 ...........................................            279,750
                                                                                      ------------
                                                                                         1,442,875
                                                                                      ------------
              BUILDING MATERIALS - 0.50%
   87,000     Interface, Inc.
              10.375%, due 02/01/10 ...........................................             92,220
   250,000    Interline Brands, Inc.
              8.125%, due 06/15/14 ............................................            249,375
                                                                                      ------------
                                                                                           341,595
                                                                                      ------------
              CHEMICALS - 1.97%
   100,000    Hexion US Finance Corp./
              Hexion Nova Scotia Finance ULC
              9.750%, due 11/15/14 ............................................            109,750
   200,000    Lyondell Chemical Co.
              8.000%, due 09/15/14 ............................................            221,500
   200,000    Lyondell Chemical Co.
              8.250%, due 09/15/16 ............................................            228,500
   150,000    Momentive Performance
              Materials, Inc. (C)
              9.750%, due 12/01/14 ............................................            146,250
   160,000    Nalco Co. (O)
              8.875%, due 11/15/13 ............................................            168,400
   500,000    Tronox Worldwide LLC/
              Tronox Finance Corp.
              9.500%, due 12/01/12 ............................................            482,500
                                                                                      ------------
                                                                                         1,356,900
                                                                                      ------------
              CONSUMER PRODUCTS - 3.53%
   250,000    American Achievement Corp. (O)
              8.250%, due 04/01/12 ............................................            250,000
   300,000    Central Garden and Pet Co. (O)
              9.125%, due 02/01/13 ............................................            286,500
   185,000    Da-Lite Screen Co., Inc.
              9.500%, due 05/15/11 ............................................            193,556
   500,000    Jarden Corp. (O)
              7.500%, due 05/01/17 ............................................            475,000
   300,000    Leslie's Poolmart
              7.750%, due 02/01/13 ............................................            285,000
   400,000    Simmons Co. (O)
              7.875%, due 01/15/14 ............................................            383,000
   300,000    Visant Corp.
              7.625%, due 10/01/12 ............................................            308,250
   250,000    Visant Holding Corp.
              8.750%, due 12/01/13 ............................................            256,250
                                                                                      ------------
                                                                                         2,437,556
                                                                                      ------------
              ENVIRONMENTAL - 1.91%
   500,000    Allied Waste North America, Inc.,
              Series B (O)
              7.125%, due 05/15/16 ............................................            505,000
   350,000    Casella Waste Systems, Inc.
              9.750%, due 02/01/13 ............................................            357,000
   200,000    Waste Services, Inc.
              9.500%, due 04/15/14 ............................................            200,000
   250,000    WCA Waste Corp.
              9.250%, due 06/15/14 ............................................            258,750
                                                                                      ------------
                                                                                         1,320,750
                                                                                      ------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              FOOD & DRUG RETAILERS - 1.10%
$  250,000    Rite Aid Corp.
              8.625%, due 03/01/15 ............................................       $    221,875
   150,000    Rite Aid Corp.
              7.500%, due 03/01/17 ............................................            139,500
   150,000    Stater Brothers Holdings (O)
              8.125%, due 06/15/12 ............................................            151,500
   250,000    Stater Brothers Holdings (O)
              7.750%, due 04/15/15 ............................................            249,375
                                                                                      ------------
                                                                                           762,250
                                                                                      ------------
              FORESTRY/PAPER - 2.25%
   250,000    Abitibi-Consolidated Co. of Canada (D)(G)
              9.194%, due 06/15/11 ............................................            205,000
   150,000    Abitibi-Consolidated Co. of Canada (D)(O)
              8.375%, due 04/01/15 ............................................            116,250
   250,000    Boise Cascade LLC
              7.125%, due 10/15/14 ............................................            246,250
   250,000    Cascades, Inc. (D)
              7.250%, due 02/15/13 ............................................            242,500
   250,000    Georgia-Pacific Corp. (C)
              7.125%, due 01/15/17 ............................................            243,750
   250,000    Smurfit-Stone Container
              Enterprises, Inc.
              8.375%, due 07/01/12 ............................................            250,000
   250,000    Smurfit-Stone Container Enterprises, Inc.
              8.000%, due 03/15/17 ............................................            248,438
                                                                                      ------------
                                                                                         1,552,188
                                                                                      ------------
              GAMING - 8.12%
   300,000    American Casino & Entertainment
              Properties LLC
              7.850%, due 02/01/12 ............................................            310,875
   250,000    Boyd Gaming Corp.
              7.750%, due 12/15/12 ............................................            257,500
   500,000    Boyd Gaming Corp.
              6.750%, due 04/15/14 ............................................            490,625
   200,000    CCM Merger, Inc. (C)
              8.000%, due 08/01/13 ............................................            192,000
   100,000    Chukchansi Economic Development
              Authority (C)(G)
              8.859%, due 11/15/12 ............................................            100,000
   195,000    Global Cash Access LLC/
              Global Cash Finance Corp.
              8.750%, due 03/15/12 ............................................            201,825
   250,000    Herbst Gaming, Inc.
              7.000%, due 11/15/14 ............................................            202,500
   200,000    Isle of Capri Casinos, Inc.
              7.000%, due 03/01/14 ............................................            177,500
   250,000    MGM Mirage
              7.625%, due 01/15/17 ............................................            250,000
   250,000    Mohegan Tribal Gaming Authority
              6.875%, due 02/15/15 ............................................            244,375
   400,000    MTR Gaming Group, Inc.,
              Series B
              9.750%, due 04/01/10 ............................................            410,000
   250,000    Penn National Gaming, Inc.
              6.750%, due 03/01/15 ............................................            256,250
   200,000    Pinnacle Entertainment, Inc.
              8.250%, due 03/15/12 ............................................            206,000
   150,000    Pinnacle Entertainment, Inc.
              8.750%, due 10/01/13 ............................................            156,000
   250,000    Pinnacle Entertainment, Inc. (C)
              7.500%, due 06/15/15 ............................................            241,250
   750,000    Seneca Gaming Corp.
              7.250%, due 05/01/12 ............................................            755,625
   250,000    Shuffle Master, Inc. (P)
              1.250%, due 04/15/24 ............................................            230,625
   100,000    Station Casinos, Inc. (O)
              6.875%, due 03/01/16 ............................................             82,750
   250,000    Station Casinos, Inc. (O)
              7.750%, due 08/15/16 ............................................            244,687
   600,000    Wynn Las Vegas Capital Corp.
              6.625%, due 12/01/14 ............................................            589,500
                                                                                      ------------
                                                                                         5,599,887
                                                                                      ------------
              GENERAL INDUSTRIAL & MANUFACTURING - 2.29%
   500,000    Baldor Electric Co.
              8.625%, due 02/15/17 ............................................            521,250
   250,000    Chart Industries, Inc.
              9.125%, due 10/15/15 ............................................            260,625
   250,000    RBS Global, Inc. and Rexnord Corp.
              8.875%, due 09/01/16 ............................................            253,125
   300,000    Trimas Corp.
              9.875%, due 06/15/12 ............................................            308,250
   250,000    Wesco Distribution, Inc.
              7.500%, due 10/15/17 ............................................            233,750
                                                                                      ------------
                                                                                         1,577,000
                                                                                      ------------
              HEALTH CARE - 8.44%
   250,000    Advanced Medical Optics, Inc.
              7.500%, due 05/01/17 ............................................            235,625
   250,000    Advanced Medical Optics, Inc. (O)(P)
              3.250%, due 08/01/26 ............................................            208,125
   250,000    Bausch & Lomb, Inc. (C)(O)
              9.875%, due 11/01/15 ............................................            257,500
   350,000    Carriage Services, Inc.
              7.875%, due 01/15/15 ............................................            349,125
   550,000    Community Health Systems, Inc. (C)
              8.875%, due 07/15/15 ............................................            556,875
   450,000    DaVita, Inc. (O)
              7.250%, due 03/15/15 ............................................            455,062
   250,000    HCA, Inc./DE (O)
              6.500%, due 02/15/16 ............................................            213,438
   500,000    HCA, Inc./DE
              9.250%, due 11/15/16 ............................................            526,250

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
38

===============================================================================
HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              HEALTH CARE (CONTINUED)
$  500,000    Health Management Associates, Inc. (P)
              4.375%, due 08/01/23 ............................................       $    486,250
   250,000    IASIS Healthcare LLC/IASIS Capital Corp.
              8.750%, due 06/15/14 ............................................            252,500
   250,000    LVB Acquisition Merger Sub, Inc. (C)
              10.000%, due 10/15/17 ...........................................            256,875
   250,000    Omnicare, Inc., Series OCR (P)
              3.250%, due 12/15/35 ............................................            204,688
   100,000    Psychiatric Solutions, Inc.
              7.750%, due 07/15/15 ............................................            101,750
   250,000    Psychiatric Solutions, Inc. (O)
              7.750%, due 07/15/15 ............................................            254,375
   250,000    Res-Care, Inc.
              7.750%, due 10/15/13 ............................................            247,500
   200,000    Service Corp. International/US (O)
              7.625%, due 10/01/18 ............................................            205,000
    50,000    Teva Pharmaceutical Finance Co. BV,
              Series D (D)(P)
              1.750%, due 02/01/26 ............................................             53,125
   250,000    United Surgical Partners
              International, Inc.
              8.875%, due 05/01/17 ............................................            255,000
   250,000    Universal Hospital Services, Inc. (C)(G)
              8.759%, due 06/01/15 ............................................            250,625
   200,000    Vanguard Health Holding Co. II LLC
              9.000%, due 10/01/14 ............................................            195,000
   250,000    Warner Chilcott Corp.
              8.750%, due 02/01/15 ............................................            258,750
                                                                                      ------------
                                                                                         5,823,438
                                                                                      ------------
              HOTELS - 0.74%
   500,000    Gaylord Entertainment Co.
              8.000%, due 11/15/13 ............................................            508,750
                                                                                      ------------
              MEDIA - BROADCASTING - 2.25%
   510,000    Allbritton Communications Co.
              7.750%, due 12/15/12 ............................................            517,650
   500,000    LIN Television Corp. (O)
              6.500%, due 05/15/13 ............................................            485,000
   250,000    LIN Television Corp. (P)
              2.500%, due 05/15/33 ............................................            243,125
   200,000    LIN Television Corp., Series B
              6.500%, due 05/15/13 ............................................            194,000
   111,000    Sinclair Television Group, Inc. (O)
              8.000%, due 03/15/12 ............................................            114,053
                                                                                      ------------
                                                                                         1,553,828
                                                                                      ------------
              MEDIA - CABLE - 4.92%
   500,000    Cablevision Systems Corp., Series B (G)
              9.644%, due 04/01/09 ............................................            513,750
   700,000    Cablevision Systems Corp., Series B
              8.000%, due 04/15/12 ............................................            684,250
   250,000    DirecTV Holdings LLC/
              DirecTV Financing Co.
              8.375%, due 03/15/13 ............................................            261,250
   650,000    Echostar DBS Corp.
              6.625%, due 10/01/14 ............................................            663,000
   500,000    Mediacom Broadband LLC
              8.500%, due 10/15/15 ............................................            492,500
   250,000    Mediacom LLC/Mediacom Capital Corp.
              9.500%, due 01/15/13 ............................................            250,000
   500,000    Virgin Media Finance PLC (D)
              9.125%, due 08/15/16 ............................................            527,500
                                                                                      ------------
                                                                                         3,392,250
                                                                                      ------------
              MEDIA - DIVERSIFIED & SERVICES - 3.41%
   400,000    Hughes Network Systems LLC/
              HNS Finance Corp.
              9.500%, due 04/15/14 ............................................            410,500
   750,000    Intelsat Bermuda, Ltd. (D)(G)
              8.886%, due 01/15/15 ............................................            761,250
   150,000    Intelsat Bermuda, Ltd. (D)
              9.250%, due 06/15/16 ............................................            155,625
   300,000    Intelsat Bermuda, Ltd. (D)
              11.250%, due 06/15/16 ...........................................            322,500
   125,000    Lamar Media Corp.
              7.250%, due 01/01/13 ............................................            125,312
   100,000    Lamar Media Corp. (O)
              6.625%, due 08/15/15 ............................................             96,000
   250,000    Lamar Media Corp. (C)
              6.625%, due 08/15/15 ............................................            239,375
   250,000    Quebecor Media, Inc. (D)
              7.750%, due 03/15/16 ............................................            241,875
                                                                                      ------------
                                                                                         2,352,437
                                                                                      ------------
              METALS AND MINING - 2.67%
   250,000    Aleris International, Inc.
              10.000%, due 12/15/16 ...........................................            220,000
   400,000    Alpha Natural Resources LLC/
              Alpha Natural Resources Capital Corp.
              10.000%, due 06/01/12 ...........................................            426,000
   500,000    Arch Western Finance LLC
              6.750%, due 07/01/13 ............................................            487,500
   350,000    Massey Energy Co. (O)
              6.875%, due 12/15/13 ............................................            330,750
   250,000    Peabody Energy Corp.
              7.375%, due 11/01/16 ............................................            260,000
   100,000    Peabody Energy Corp. (O)(P)
              4.750%, due 12/15/66 ............................................            116,500
                                                                                      ------------
                                                                                         1,840,750
                                                                                      ------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              NON FOOD & DRUG RETAILERS - 3.45%
$  250,000    AutoNation, Inc. (G)
              7.243%, due 04/15/13 ............................................       $    244,375
   300,000    Buhrmann US, Inc.
              7.875%, due 03/01/15 ............................................            288,750
   150,000    Pantry, Inc./The
              7.750%, due 02/15/14 ............................................            146,250
   250,000    Penske Auto Group, Inc.
              7.750%, due 12/15/16 ............................................            243,125
   100,000    Petro Stopping Centers L.P./
              Petro Financial Corp.
              9.000%, due 02/15/12 ............................................            104,500
   500,000    Sally Holdings LLC (O)
              9.250%, due 11/15/14 ............................................            502,500
   200,000    Sally Holdings LLC (O)
              10.500%, due 11/15/16 ...........................................            199,000
   176,000    Susser Holdings LLC
              10.625%, due 12/15/13 ...........................................            183,040
   500,000    Yankee Acquisition Corp./
              MA, Series B (O)
              8.500%, due 02/15/15 ............................................            468,750
                                                                                      ------------
                                                                                         2,380,290
                                                                                      ------------
              OIL & GAS - 7.01%
   250,000    Berry Petroleum Co.
              8.250%, due 11/01/16 ............................................            255,000
   166,000    Chesapeake Energy Corp.
              6.875%, due 01/15/16 ............................................            165,170
   500,000    Chesapeake Energy Corp.
              6.500%, due 08/15/17 ............................................            482,500
   750,000    Complete Production Services, Inc.
              8.000%, due 12/15/16 ............................................            727,500
   300,000    Compton Petroleum Finance Corp.
              7.625%, due 12/01/13 ............................................            287,250
   250,000    Denbury Resources, Inc.
              7.500%, due 04/01/13 ............................................            254,375
   200,000    Encore Acquisition Co.
              6.000%, due 07/15/15 ............................................            181,000
   300,000    Energy Partners, Ltd. (G)
              10.368%, due 04/15/13 ...........................................            302,250
   250,000    Energy Partners, Ltd.
              9.750%, due 04/15/14 ............................................            247,500
   365,000    EXCO Resources, Inc.
              7.250%, due 01/15/11 ............................................            360,438
   250,000    Mariner Energy, Inc.
              8.000%, due 05/15/17 ............................................            246,875
   350,000    PetroHawk Energy Corp.
              9.125%, due 07/15/13 ............................................            371,437
   500,000    Petroplus Finance, Ltd. (C)(D)
              7.000%, due 05/01/17 ............................................            470,000
   500,000    W&T Offshore, Inc. (C)
              8.250%, due 06/15/14 ............................................            485,000
                                                                                      ------------
                                                                                         4,836,295
                                                                                      ------------
              PACKAGING - 0.73%
   250,000    BWAY Corp.
              10.000%, due 10/15/10 ...........................................            254,375
   250,000    Owens Brockway Glass Container, Inc.
              8.875%, due 02/15/09 ............................................            251,875
                                                                                      ------------
                                                                                           506,250
                                                                                      ------------
              PRINTING & PUBLISHING - 3.18%
   250,000    Cenveo Corp.
              7.875%, due 12/01/13 ............................................            234,375
   500,000    Dex Media, Inc. (B)(O)
              0.000%, due 11/15/13 ............................................            473,750
   750,000    Idearc, Inc.
              8.000%, due 11/15/16 ............................................            751,875
   250,000    RH Donnelley Corp.
              6.875%, due 01/15/13 ............................................            235,000
   500,000    RH Donnelley Corp., Series A-3
              8.875%, due 01/15/16 ............................................            500,000
                                                                                      ------------
                                                                                         2,195,000
                                                                                      ------------
              REAL ESTATE INVESTMENT TRUSTS - 0.72%
   500,000    Felcor Lodging L.P. (G)
              7.260%, due 12/01/11 ............................................            500,000
                                                                                      ------------
              RESTAURANTS - 0.71%
   500,000    Seminole Hard Rock Entertainment, Inc./
              Seminole Hard Rock International LLC (C)(G)
              8.194%, due 03/15/14 ............................................            488,750
                                                                                      ------------
              STEEL - 0.74%
   500,000    AK Steel Corp. (O)
              7.750%, due 06/15/12 ............................................            510,000
                                                                                      ------------
              SUPPORT SERVICES - 8.49%
 1,000,000    ARAMARK Corp. (O)
              8.500%, due 02/01/15 ............................................          1,012,500
   250,000    Avis Budget Car Rental LLC/
              Avis Budget Finance, Inc. (G)(O)
              8.058%, due 05/15/14 ............................................            246,875
   200,000    Cardtronics, Inc. (O)
              9.250%, due 08/15/13 ............................................            193,000
   250,000    Corrections Corp. of America
              7.500%, due 05/01/11 ............................................            253,125
   350,000    Education Management LLC/
              Education Management Corp. (O)
              10.250%, due 06/01/16 ...........................................            367,500
   500,000    FTI Consulting, Inc.
              7.750%, due 10/01/16 ............................................            522,500
   250,000    H&E Equipment Services, Inc. (O)
              8.375%, due 07/15/16 ............................................            242,500
   200,000    Hertz Corp.
              8.875%, due 01/01/14 ............................................            206,000
   500,000    HUB International Holdings, Inc. (C)
              10.250%, due 06/15/15 ...........................................            462,500
   250,000    Iron Mountain, Inc. (O)
              8.625%, due 04/01/13 ............................................            254,375

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
40

================================================================================
HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              SUPPORT SERVICES (CONTINUED)
$  350,000    Iron Mountain, Inc. (O)
              7.750%, due 01/15/15 ............................................       $    354,375
   350,000    Mac-Gray Corp.
              7.625%, due 08/15/15 ............................................            351,750
   150,000    Neff Corp.
              10.000%, due 06/01/15 ...........................................            108,000
   200,000    Norcross Safety Products LLC/
              Norcross Capital Corp.,
              Series B
              9.875%, due 08/15/11 ............................................            207,500
   250,000    Nuveen Investments, Inc. (C)(H)
              10.500%, due 11/15/15 ...........................................            250,630
   200,000    RSC Equipment Rental, Inc. (O)
              9.500%, due 12/01/14 ............................................            192,250
   200,000    United Rentals North America, Inc.
              7.750%, due 11/15/13 ............................................            213,000
   250,000    West Corp.
              9.500%, due 10/15/14 ............................................            256,875
   150,000    West Corp. (O)
              11.000%, due 10/15/16 ...........................................            157,125
                                                                                      ------------
                                                                                         5,852,380
                                                                                      ------------
              TECHNOLOGY - 3.01%
   100,000    Celestica, Inc. (D)
              7.875%, due 07/01/11 ............................................             97,750
   150,000    Celestica, Inc. (D)(O)
              7.625%, due 07/01/13 ............................................            144,000
   150,000    Flextronics International, Ltd. (D)(P)
              1.000%, due 08/01/10 ............................................            149,812
   250,000    Flextronics International, Ltd. (D)
              6.500%, due 05/15/13 ............................................            240,625
   250,000    Freescale Semiconductor, Inc. (O)
              10.125%, due 12/15/16 ...........................................            226,563
   200,000    Sungard Data Systems, Inc.
              9.125%, due 08/15/13 ............................................            204,000
   500,000    Sungard Data Systems, Inc. (O)
              10.250%, due 08/15/15 ...........................................            521,250
   500,000    Syniverse Technologies, Inc.,
              Series B
              7.750%, due 08/15/13 ............................................            492,500
                                                                                      ------------
                                                                                         2,076,500
                                                                                      ------------
              TELECOMMUNICATIONS - 6.59%
   400,000    Centennial Communications Corp. (G)
              10.981%, due 01/01/13 ...........................................            412,000
   500,000    Cincinnati Bell, Inc. (O)
              8.375%, due 01/15/14 ............................................            501,250
   250,000    Cincinnati Bell Tele Co.
              6.300%, due 12/01/28 ............................................            217,500
   600,000    Citizens Communications Co.
              7.875%, due 01/15/27 ............................................            589,500
   250,000    Hawaiian Telcom Communications, Inc.,
              Series B (G)(O)
              10.860%, due 05/01/13 ...........................................            253,125
   200,000    Level 3 Financing, Inc.
              8.750%, due 02/15/17 ............................................            182,500
   500,000    Nordic Telephone Co.
              Holdings ApS (C)(D)
              8.875%, due 05/01/16 ............................................            528,750
   250,000    PAETEC Holding Corp. (C)
              9.500%, due 07/15/15 ............................................            256,250
   334,000    Qwest Communications
              International, Inc. (G)
              9.058%, due 02/15/09 ............................................            335,670
   500,000    Qwest Communications
              International, Inc., Series B
              7.500%, due 02/15/14 ............................................            506,250
   250,000    Windstream Corp.
              8.625%, due 08/01/16 ............................................            267,500
   500,000    Windstream Corp.
              7.000%, due 03/15/19 ............................................            492,500
                                                                                      ------------
                                                                                         4,542,795
                                                                                      ------------
              TRANSPORTATION - 1.37%
   250,000    Bristow Group, Inc. (C)
              7.500%, due 09/15/17 ............................................            257,500
   150,000    CHC Helicopter Corp. (D)
              7.375%, due 05/01/14 ............................................            145,125
   300,000    Gulfmark Offshore, Inc.
              7.750%, due 07/15/14 ............................................            301,500
   250,000    Hornbeck Offshore Services, Inc.,
              Series B (O)
              6.125%, due 12/01/14 ............................................            238,125
                                                                                      ------------
                                                                                           942,250
              UTILITIES - 4.96%                                                        -----------
   500,000    Dynegy Holdings, Inc. (O)
              8.375%, due 05/01/16 ............................................            501,250
   250,000    Edison Mission Energy (C)
              7.200%, due 05/15/19 ............................................            244,375
   500,000    Edison Mission Energy (C)
              7.625%, due 05/15/27 ............................................            476,250
   250,000    El Paso Corp.
              7.000%, due 06/15/17 ............................................            250,510
   250,000    Energy Future Holdings (C)
              10.875%, due 11/01/17 ...........................................            252,813
   400,000    Ferrellgas Partners L.P./
              Ferrellgas Partners Finance
              8.750%, due 06/15/12 ............................................            412,000
   300,000    Inergy L.P./Inergy Finance Corp.
              6.875%, due 12/15/14 ............................................            294,000
   500,000    NRG Energy, Inc.
              7.375%, due 02/01/16 ............................................            498,750

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              UTILITIES (CONTINUED)
$  250,000    Suburban Propane Partners L.P./
              Suburban Energy Finance Corp.
              6.875%, due 12/15/13 ............................................       $    243,750
   250,000    Texas Competitive Electric
              Holdings Co. LLC (C)
              10.250%, due 11/01/15 ...........................................            251,250
                                                                                      ------------
                                                                                         3,424,948
                                                                                      ------------
              TOTAL CORPORATE NOTES AND BONDS
              (Cost $65,015,269) ..............................................         64,699,781

Shares
------
INVESTMENT COMPANY - 3.84%
--------------------------------------------------------------------------------------------------
 2,647,573    SSgA Prime Money
              Market Fund (N) .................................................          2,647,573
                                                                                      ------------
              TOTAL INVESTMENT COMPANY
              (Cost $2,647,573) ...............................................          2,647,573
                                                                                      ------------
COLLATERAL FOR SECURITIES ON LOAN - 21.27%
--------------------------------------------------------------------------------------------------
14,670,458    Street Navigator Securities
              Lending Prime Portfolio (I) .....................................         14,670,458
                                                                                      ------------
              TOTAL COLLATERAL FOR SECURITIES ON LOAN
              (Cost $14,670,458) ..............................................         14,670,458

TOTAL INVESTMENTS - 118.9%
--------------------------------------------------------------------------------------------------
(Cost $82,333,300**) ..........................................................         82,017,812

NET OTHER ASSETS AND LIABILITIES - (18.90)%
--------------------------------------------------------------------------------------------------
                                                                                       (13,037,365)

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $ 68,980,447

--------------------------------------------------------------------------------
**  Aggregate cost for Federal tax purposes was $82,399,462.
(B) Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.
(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(D) Notes and bonds, issued by foreign entities, denominated in U.S.
    dollars. The aggregate of these securities is 6.03% of total net assets.
(G) Floating rate or variable rate note. Rate shown is as of October 31, 2007.
(H) Security purchased on a delayed delivery or when- issued basis. Rate shown is at issue date.
(I) Represents investments of cash collateral received in connection with securities lending.
(N) Security segregated for forward or when-issued purchase commitments outstanding as of October 31, 2007.
(O) All (or portion of security) on loan.
(P) Convertible.
PLC Public Limited Company.

    The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
42

================================================================================
DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 47.04%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 1.64%
    15,000    Carnival Corp. ..................................................       $    719,700
    14,600    Genuine Parts Co. ...............................................            716,422
    22,500    Home Depot, Inc. (O) ............................................            708,975
     4,600    McDonald's Corp. ................................................            274,620
                                                                                      ------------
                                                                                         2,419,717
                                                                                      ------------
              CONSUMER STAPLES - 7.90%
    38,500    Altria Group, Inc. ..............................................          2,807,805
    26,700    Anheuser-Busch Cos., Inc. .......................................          1,369,176
     9,300    Clorox Co. (O) ..................................................            581,901
    31,200    Coca-Cola Co./The ...............................................          1,926,912
     6,800    HJ Heinz Co. ....................................................            318,104
    20,400    Kimberly-Clark Corp. (O) ........................................          1,446,156
    10,551    Kraft Foods, Inc., Class A ......................................            352,509
    10,500    PepsiCo, Inc. ...................................................            774,060
    11,000    Procter & Gamble Co. ............................................            764,720
    18,500    SYSCO Corp. .....................................................            634,365
    15,500    Wal-Mart Stores, Inc. ...........................................            700,755
                                                                                      ------------
                                                                                        11,676,463
                                                                                      ------------
              ENERGY - 4.16%
    23,000    BP PLC, ADR .....................................................          1,793,770
    26,600    Chevron Corp. ...................................................          2,434,166
    22,600    ConocoPhillips ..................................................          1,920,096
                                                                                      ------------
                                                                                         6,148,032
                                                                                      ------------
              FINANCIALS - 11.47%
    13,000    Allstate Corp./The ..............................................            681,200
    62,992    Bank of America Corp. ...........................................          3,041,254
    16,500    BB&T Corp. (O) ..................................................            610,005
    74,000    Citigroup, Inc. (O) .............................................          3,100,600
    20,200    Federal Home Loan Mortgage Corp. (O) ............................          1,055,046
     5,600    Hartford Financial Services Group, Inc. .........................            543,368
    34,002    JPMorgan Chase & Co. ............................................          1,598,094
     6,200    Travelers Cos., Inc./The ........................................            323,702
    65,000    US Bancorp (O) ..................................................          2,155,400
    40,600    Wachovia Corp. ..................................................          1,856,638
    58,700    Wells Fargo & Co. ...............................................          1,996,387
                                                                                      ------------
                                                                                        16,961,694
                                                                                      ------------
              HEALTH CARE - 7.98%
    20,300    Abbott Laboratories .............................................          1,108,786
    53,300    Bristol-Myers Squibb Co. ........................................          1,598,467
    25,000    Eli Lilly & Co. .................................................          1,353,750
    49,000    Johnson & Johnson ...............................................          3,193,330
    31,000    Merck & Co., Inc. ...............................................          1,806,060
   111,362    Pfizer, Inc. ....................................................          2,740,619
                                                                                      ------------
                                                                                        11,801,012
                                                                                      ------------
              INDUSTRIALS - 4.39%
     8,500    3M Co. ..........................................................            734,060
    14,000    Emerson Electric Co. ............................................            731,780
    94,000    General Electric Co. ............................................          3,869,040
    15,400    United Parcel Service, Inc., Class B (O) ........................          1,156,540
                                                                                      ------------
                                                                                         6,491,420
                                                                                      ------------
              INFORMATION TECHNOLOGY - 1.61%
    10,500    Automatic Data Processing, Inc. .................................            520,380
    43,500    Intel Corp. .....................................................          1,170,150
    16,600    Paychex, Inc. (O) ...............................................            693,548
                                                                                      ------------
                                                                                         2,384,078
                                                                                      ------------
              MATERIALS - 2.47%
    15,300    Dow Chemical Co./The (O) ........................................            689,112
    21,000    EI Du Pont de Nemours & Co. .....................................          1,039,710
    25,200    Weyerhaeuser Co. (O) ............................................          1,912,932
                                                                                      ------------
                                                                                         3,641,754
                                                                                      ------------
              TELECOMMUNICATION SERVICES - 3.10%
    54,592    AT&T, Inc. ......................................................          2,281,399
    49,900    Verizon Communications, Inc. ....................................          2,298,893
                                                                                      ------------
                                                                                         4,580,292
                                                                                      ------------
              UTILITIES - 2.32%
     6,700    Ameren Corp. ....................................................            362,202
    15,400    Consolidated Edison, Inc. (O) ...................................            725,186
    37,700    Duke Energy Corp. (O) ...........................................            722,709
     5,700    FirstEnergy Corp. ...............................................            397,290
     7,200    Progress Energy, Inc. (O) .......................................            345,600
    24,000    Southern Co. (O) ................................................            879,840
                                                                                      ------------
                                                                                         3,432,827
                                                                                      ------------
              TOTAL COMMON STOCKS (Cost $62,637,844) ..........................         69,537,289

COMMON STOCK UNIT - 0.46%
--------------------------------------------------------------------------------------------------
              FINANCIALS - 0.46%
     8,000    AllianceBernstein Holding L.P. (O) ..............................            683,440
                                                                                      ------------
              TOTAL COMMON STOCK UNIT (Cost $683,935) .........................            683,440

Par Value
---------
ASSET BACKED - 1.72%
--------------------------------------------------------------------------------------------------
$   98,971    ABSC Long Beach Home Equity Loan
              Trust, Series 2000-LB1, Class AF5 (M)
              8.550%, due 09/21/30 ............................................             98,659
   415,129    Ameriquest Mortgage Securities, Inc.,
              Series 2004-FR1, Class M2 (M)
              5.207%, due 05/25/34 ............................................             86,334
   525,000    Carmax Auto Owner Trust,
              Series 2007-2, Class B
              5.370%, due 03/15/13 ............................................            525,722

           See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
ASSET BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------
$  465,000    Chase Issuance Trust,
              Series 2007-A17, Class A
              5.120%, due 10/15/14 ............................................       $    464,924
   330,616    CIT Group Home Equity Loan Trust,
              Series 2002-2, Class BF (M)
              6.830%, due 06/25/33 ............................................            218,049
   320,000    GMAC Mortgage Corp. Loan Trust,
              Series 2004-HE2, Class M1
              3.950%, due 10/25/33 ............................................            298,884
   217,934    Green Tree Financial Corp.,
              Series 1998-2, Class A6 (G)
              6.810%, due 12/01/27 ............................................            215,734
    33,926    Residential Asset Mortgage
              Products, Inc.,
              Series 2003-RS9, Class AI5 (G)
              4.990%, due 03/25/31 ............................................             33,789
   116,833    Soundview Home Equity Loan Trust,
              Series 2005-B, Class M6 (M)
              6.175%, due 05/25/35 ............................................            100,576
   257,501    Wells Fargo Home Equity Trust,
              Series 2004-2, Class M8A (C)(G)
              7.873%, due 05/25/34 ............................................            200,383
                                                                                      ------------
              TOTAL ASSET BACKED
              (Cost $2,772,218) ...............................................          2,543,054

COMMERCIAL MORTGAGE BACKED - 4.93%
--------------------------------------------------------------------------------------------------
   209,758    Bear Stearns Commercial
              Mortgage Securities,
              Series 2001-TOP4, Class A1
              5.060%, due 11/15/16 ............................................            209,423
   445,000    Bear Stearns Commercial
              Mortgage Securities,
              Series 2003-T10, Class E (C)(G)
              5.540%, due 03/13/40 ............................................            410,497
    23,921    Bear Stearns Commercial
              Mortgage Securities,
              Series 2004-T16, Class A2
              3.700%, due 02/13/46 ............................................             23,838
   350,000    Bear Stearns Commercial
              Mortgage Securities,
              Series 2004-T16, Class A6 (G)
              4.750%, due 02/13/46 ............................................            334,450
   200,000    Bear Stearns Commercial
              Mortgage Securities,
              Series 2005-T20, Class F (C)(G)
              5.131%, due 10/12/42 ............................................            176,417
   816,129    GMAC Commercial Mortgage
              Securities, Inc.,
              Series 2000-C1, Class A2 (G)
              7.724%, due 03/15/33 ............................................            852,603
   600,000    Government National
              Mortgage Association,
              Series 2004-43, Class C (G)
              5.008%, due 12/16/25 ............................................            594,472
   400,000    Greenwich Capital Commercial
              Funding Corp.,
              Series 2004-GG1, Class A7 (G)
              5.317%, due 06/10/36 ............................................            396,371
   700,000    LB-UBS Commercial Mortgage Trust,
              Series 2004-C1, Class A2
              3.624%, due 01/15/29 ............................................            685,770
   400,000    LB-UBS Commercial Mortgage Trust,
              Series 2004-C8, Class A6 (G)
              4.799%, due 12/15/29 ............................................            384,356
   700,000    Morgan Stanley Capital I,
              Series 2004-HQ4, Class A7
              4.970%, due 04/14/40 ............................................            678,395
   640,000    Morgan Stanley Capital I,
              Series 2006-IQ12, Class ANM
              5.310%, due 12/15/43 ............................................            634,531
   677,000    Multi Security Asset Trust,
              Series 2005-RR4A, Class H (C)(G)
              5.880%, due 11/28/35 ............................................            648,675
   200,000    Multi Security Asset Trust,
              Series 2005-RR4A, Class J (C)
              5.880%, due 11/28/35 ............................................            184,782
   184,940    Wachovia Bank Commercial
              Mortgage Trust,
              Series 2003-C6, Class A1
              3.364%, due 08/15/35 ............................................            182,746
   895,000    Wachovia Bank Commercial Mortgage Trust,
              Series 2003-C8, Class A2
              3.894%, due 11/15/35 ............................................            883,632
                                                                                      ------------
              TOTAL COMMERCIAL MORTGAGE BACKED
              (Cost $7,400,971) ...............................................          7,280,958

PRIVATE LABEL MORTGAGE BACKED - 2.03%
--------------------------------------------------------------------------------------------------
   403,903    Banc of America Alternative Loan Trust,
              Series 2005-12, Class 3CB1
              6.000%, due 01/25/36 ............................................            397,248
 1,787,369    Banc of America Alternative Loan Trust,
              Series 2006-3, Class 2CB1
              6.000%, due 04/25/36 ............................................          1,759,431
   838,966    Banc of America Alternative Loan Trust,
              Series 2006-4, Class 5CB1
              6.500%, due 05/25/46 ............................................            850,271
                                                                                      ------------
              TOTAL PRIVATE LABEL MORTGAGE BACKED
              (Cost $3,016,285) ...............................................          3,006,950

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
44

================================================================================
DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS - 16.64%
--------------------------------------------------------------------------------------------------
              BEVERAGE/FOOD - 0.33%
$  475,000    Kraft Foods, Inc.
              6.500%, due 11/01/31 ............................................       $    483,710
                                                                                      ------------
              CONSUMER DISCRETIONARY - 1.84%
   750,000    American Association of Retired Persons (C)
              7.500%, due 05/01/31 ............................................            928,655
   500,000    Carnival Corp. (D)
              3.750%, due 11/15/07 ............................................            499,830
   600,000    Centex Corp.
              4.875%, due 08/15/08 ............................................            586,472
   325,000    Erac USA Finance Co. (C)
              6.700%, due 06/01/34 ............................................            305,790
   400,000    Royal Caribbean Cruises, Ltd. (D)
              7.250%, due 06/15/16 ............................................            398,000
                                                                                      ------------
                                                                                         2,718,747
                                                                                      ------------
              CONSUMER STAPLES - 0.44%
   250,000    Diageo Capital PLC (D)
              5.500%, due 09/30/16 ............................................            245,904
   400,000    Safeway, Inc.
              4.125%, due 11/01/08 ............................................            397,953
                                                                                      ------------
                                                                                           643,857
                                                                                      ------------
              ENERGY - 0.75%
   500,000    Chesapeake Energy Corp.
              6.375%, due 06/15/15 ............................................            485,000
   150,000    Hess Corp.
              7.875%, due 10/01/29 ............................................            176,056
   400,000    Transocean, Inc.
              7.500%, due 04/15/31 ............................................            453,029
                                                                                      ------------
                                                                                         1,114,085
                                                                                      ------------
              FINANCE - 2.65%
   500,000    American General Finance Corp.,
              Series H
              4.625%, due 09/01/10 ............................................            489,704
   210,000    GE Insurance Solutions Corp.
              7.000%, due 02/15/26 ............................................            223,462
   205,000    GE Insurance Solutions Corp.
              7.750%, due 06/15/30 ............................................            235,959
   335,000    HCP, Inc.
              6.700%, due 01/30/18 ............................................            335,271
   250,000    HSBC Finance Corp.
              6.500%, due 11/15/08 ............................................            253,225
   410,000    Lehman Brothers Holdings, Inc.
              5.750%, due 01/03/17 ............................................            392,601
   760,000    Nissan Motor Acceptance Corp. (C)
              5.625%, due 03/14/11 ............................................            772,085
   500,000    Residential Capital LLC (G)
              7.500%, due 04/17/13 ............................................            365,000
   355,000    SLM Corp.
              5.125%, due 08/27/12 ............................................            320,604
   500,000    US Bank NA/Cincinnati OH
              6.300%, due 02/04/14 ............................................            529,767
                                                                                      ------------
                                                                                         3,917,678
                                                                                      ------------
              FINANCIAL SERVICES - 0.66%
   600,000    National Rural Utilities
              Cooperative Finance Corp.,
              Series C
              7.250%, due 03/01/12 ............................................            643,124
   330,000    Well Fargo & Co.
              5.250%, due 10/23/12 ............................................            330,792
                                                                                      ------------
                                                                                           973,916
                                                                                      ------------
              FORESTRY/PAPER - 0.13%
   175,000    Westvaco Corp.
              8.200%, due 01/15/30 ............................................            189,070
                                                                                      ------------
              HEALTH CARE - 1.30%
 1,050,000    Amgen, Inc. (C)
              5.850%, due 06/01/17 ............................................          1,048,423
   300,000    Eli Lilly & Co.
              6.570%, due 01/01/16 ............................................            322,777
   195,000    Genentech, Inc.
              5.250%, due 07/15/35 ............................................            177,054
   205,000    Merck & Co., Inc.
              6.400%, due 03/01/28 ............................................            216,353
   150,000    Wyeth
              6.500%, due 02/01/34 ............................................            158,395
                                                                                      ------------
                                                                                         1,923,002
                                                                                      ------------
              INDUSTRIALS - 1.49%
   150,000    Boeing Co.
              8.625%, due 11/15/31 ............................................            203,830
   400,000    Daimler Finance North America LLC
              4.750%, due 01/15/08 ............................................            399,436
   130,000    DR Horton, Inc.
              5.250%, due 02/15/15 ............................................            110,272
   250,000    Ford Motor Credit Co. LLC
              5.800%, due 01/12/09 ............................................            241,189
   350,000    GMAC LLC
              7.250%, due 03/02/11 ............................................            330,956
   440,000    Overseas Shipholding Group, Inc.
              8.250%, due 03/15/13 ............................................            454,300
   150,000    Waste Management, Inc.
              7.125%, due 12/15/17 ............................................            159,483
   310,000    WM Wrigley Jr. Co.
              4.300%, due 07/15/10 ............................................            306,292
                                                                                      ------------
                                                                                         2,205,758
                                                                                      ------------
              MEDIA - 0.98%
   415,000    Comcast Cable Communication Holdings, Inc.
              9.455%, due 11/15/22 ............................................            535,837
   600,000    COX Enterprises, Inc. (C)
              4.375%, due 05/01/08 ............................................            597,577

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              MEDIA (CONTINUED)
$  315,000    Rogers Cable, Inc. (D)
              6.250%, due 06/15/13 ............................................       $    321,396
                                                                                      ------------
                                                                                         1,454,810
                                                                                      ------------
              PIPELINE - 0.40%
   205,000    Knight, Inc.
              7.250%, due 03/01/28 ............................................            193,406
   400,000    Panhandle Eastern Pipe Line
              4.800%, due 08/15/08 ............................................            398,089
                                                                                      ------------
                                                                                           591,495
                                                                                      ------------
              REAL ESTATE INVESTMENT TRUSTS - 1.01%
   715,000    Equity One, Inc.
              3.875%, due 04/15/09 ............................................            699,705
   600,000    Nationwide Health Properties, Inc.,
              Series D
              8.250%, due 07/01/12 ............................................            652,873
   140,000    Simon Property Group L.P.
              5.875%, due 03/01/17 ............................................            138,357
                                                                                      ------------
                                                                                         1,490,935
                                                                                      ------------
              TELECOMMUNICATIONS - 0.64%
   400,000    CenturyTel, Inc., Series F
              6.300%, due 01/15/08 ............................................            400,357
   240,000    Cisco Systems, Inc.
              5.500%, due 02/22/16 ............................................            240,930
   315,000    Sprint Nextel Corp.
              6.000%, due 12/01/16 ............................................            302,876
                                                                                      ------------
                                                                                           944,163
                                                                                      ------------
              TRANSPORTATION - 0.48%
   175,000    Burlington Northern Santa Fe Corp.
              8.125%, due 04/15/20 ............................................            202,750
   239,000    Norfolk Southern Corp.
              5.590%, due 05/17/25 ............................................            224,025
   260,000    Norfolk Southern Corp.
              7.050%, due 05/01/37 ............................................            287,556
                                                                                      ------------
                                                                                           714,331
                                                                                      ------------
              UTILITIES - 3.54%
   500,000    Energy East Corp.
              8.050%, due 11/15/10 ............................................            540,031
   310,000    Illinois Power Co.
              7.500%, due 06/15/09 ............................................            318,566
 1,000,000    Midamerican Energy Co.
              5.650%, due 07/15/12 ............................................          1,020,030
   400,000    Nevada Power Co., Series R
              6.750%, due 07/01/37 ............................................            418,014
   340,000    New York State Electric & Gas Corp.
              4.375%, due 11/15/07 ............................................            339,852
   175,000    Pacific Gas & Electric Co.
              6.050%, due 03/01/34 ............................................            174,342
   350,000    Progress Energy, Inc.
              7.750%, due 03/01/31 ............................................            411,164
   126,000    Sierra Pacific Power Co.,
              Series M
              6.000%, due 05/15/16 ............................................            126,506
   500,000    Southwestern Electric Power Co.,
              Series E
              5.550%, due 01/15/17 ............................................            487,013
   600,000    Westar Energy, Inc.
              6.000%, due 07/01/14 ............................................            610,830
   750,000    Wisconsin Electric Power Co.
              6.500%, due 06/01/28 ............................................            793,201
                                                                                      ------------
                                                                                         5,239,549
                                                                                      ------------
              TOTAL CORPORATE NOTES AND BONDS
              (Cost $24,716,300) ..............................................         24,605,108

MORTGAGE BACKED - 17.89%
--------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORP. - 1.46%
    11,384    8.000%, due 06/01/30
              Pool # C01005 ...................................................             12,088
   197,841    6.500%, due 01/01/32
              Pool # C62333 ...................................................            203,950
 1,544,203    5.000%, due 07/01/33
              Pool # A11325 ...................................................          1,486,208
   127,488    6.000%, due 10/01/34
              Pool # A28439 ...................................................            128,592
   110,696    6.000%, due 10/01/34
              Pool # A28598 ...................................................            111,654
   130,754    5.000%, due 04/01/35
              Pool # A32315 ...................................................            125,620
    95,523    5.000%, due 04/01/35
              Pool # A32316 ...................................................             91,773
                                                                                      ------------
                                                                                         2,159,885
                                                                                      ------------
              FEDERAL NATIONAL ASSOCIATION - 16.32%
   362,370    4.000%, due 04/01/15
              Pool # 255719 ...................................................            352,389
   460,601    5.500%, due 04/01/16
              Pool # 745444 ...................................................            462,838
    67,152    6.000%, due 05/01/16
              Pool # 582558 ...................................................             68,453
   731,074    5.000%, due 12/01/17
              Pool # 672243 ...................................................            722,735
   641,911    5.000%, due 05/01/20
              Pool # 813965 ...................................................            632,332
   952,365    4.500%, due 09/01/20
              Pool # 835465 ...................................................            921,550
   114,428    6.000%, due 05/01/21
              Pool # 253847 ...................................................            116,390

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
46

================================================================================
DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
MORTGAGE BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$   19,769    7.000%, due 12/01/29
              Pool # 762813 ...................................................       $     20,683
    72,194    7.000%, due 11/01/31
              Pool # 607515 ...................................................             75,600
    56,146    7.000%, due 05/01/32
              Pool # 644591 ...................................................             58,795
   454,944    6.500%, due 06/01/32
              Pool # 545691 ...................................................            468,257
   630,986    5.500%, due 10/01/33
              Pool # 254904 ...................................................            623,565
 1,892,181    5.500%, due 11/01/33
              Pool # 555880 ...................................................          1,869,927
    22,407    5.000%, due 05/01/34
              Pool # 782214 ...................................................             21,559
   531,905    5.000%, due 06/01/34
              Pool # 255230 ...................................................            511,780
    11,232    7.000%, due 07/01/34
              Pool # 792636 ...................................................             11,701
   202,243    5.500%, due 08/01/34
              Pool # 793647 ...................................................            199,726
   395,277    5.500%, due 03/01/35
              Pool # 810075 ...................................................            389,935
   893,371    5.500%, due 03/01/35
              Pool # 815976 ...................................................            881,298
   424,579    5.500%, due 07/01/35
              Pool # 825283 ...................................................            418,842
   532,940    5.000%, due 08/01/35
              Pool # 829670 ...................................................            512,036
   271,761    5.500%, due 08/01/35
              Pool # 826872 ...................................................            268,088
   419,420    5.000%, due 09/01/35
              Pool # 820347 ...................................................            402,968
   444,495    5.000%, due 09/01/35
              Pool # 835699 ...................................................            427,060
   832,199    5.000%, due 10/01/35
              Pool # 797669 ...................................................            799,556
   569,034    5.000%, due 11/01/35
              Pool # 844504 ...................................................            546,714
   611,906    5.000%, due 11/01/35
              Pool # 844809 ...................................................            587,904
   603,822    5.000%, due 12/01/35
              Pool # 850561 ...................................................            580,137
   189,874    5.500%, due 02/01/36
              Pool # 851330 ...................................................            187,308
   736,047    5.500%, due 09/01/36
              Pool # 831820 ...................................................            725,396
 1,065,593    6.000%, due 09/01/36
              Pool # 831741 ...................................................          1,073,642
   226,808    5.500%, due 10/01/36
              Pool # 896340 ...................................................            223,526
   897,115    5.500%, due 10/01/36
              Pool # 901723 ...................................................            884,134
   643,990    6.500%, due 10/01/36
              Pool # 894118 ...................................................            659,224
   792,953    6.000%, due 11/01/36
              Pool # 902510 ...................................................            800,092
   910,996    5.500%, due 12/01/36
              Pool # 902853 ...................................................            897,814
   921,796    5.500%, due 12/01/36
              Pool # 903059 ...................................................            908,458
   954,148    5.500%, due 12/01/36
              Pool # 907512 ...................................................            940,341
   931,469    5.500%, due 12/01/36
              Pool # 907635 ...................................................            917,991
   815,522    6.000%, due 12/01/36
              Pool # 903002 ...................................................            821,683
   762,913    5.500%, due 01/01/37
              Pool # 906268 ...................................................            751,874
   697,470    5.500%, due 05/01/37
              Pool # 899323 ...................................................            687,312
   706,247    5.500%, due 07/01/37
              Pool # 938197 ...................................................            695,961
                                                                                      ------------
                                                                                        24,127,574
                                                                                      ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.11%
    13,618    8.000%, due 10/20/15
              Pool # 002995 ...................................................             14,360
    77,612    6.500%, due 02/20/29
              Pool # 002714 ...................................................             80,054
    59,088    6.500%, due 04/20/31
              Pool # 003068 ...................................................             60,895
                                                                                      ------------
                                                                                           155,309
                                                                                      ------------
              TOTAL MORTGAGE BACKED
              (Cost $26,678,768) ..............................................         26,442,768

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.89%
--------------------------------------------------------------------------------------------------
              FEDERAL FARM CREDIT BANK - 0.72%
 1,000,000    5.875%, due 10/03/16 ............................................          1,068,531
                                                                                      ------------
              FEDERAL HOME LOAN MORTGAGE CORP. - 0.50%
   750,000    4.500%, due 01/15/14 ............................................            739,396
                                                                                      ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.56%
   600,000    3.800%, due 01/18/08 (O) ........................................            598,843
   525,000    4.000%, due 09/02/08 ............................................            522,685
   500,000    5.250%, due 08/01/12 (O) ........................................            509,622
   675,000    4.625%, due 10/15/14 (O) ........................................            667,403
                                                                                      ------------
                                                                                         2,298,553
                                                                                      ------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)
--------------------------------------------------------------------------------------------------
              U.S. TREASURY BONDS - 0.88% (O)
$1,060,000    6.625%, due 02/15/27 ............................................       $  1,301,398
                                                                                      ------------
              U.S. TREASURY NOTES - 5.23% (O)
   380,000    4.875%, due 05/31/09 ............................................            385,195
   225,000    3.875%, due 05/15/10 ............................................            224,736
   100,000    3.875%, due 09/15/10 ............................................             99,805
    30,000    4.500%, due 11/15/10 ............................................             30,450
   320,000    4.875%, due 04/30/11 ............................................            328,850
 2,600,000    4.625%, due 12/31/11 ............................................          2,652,609
 1,135,000    4.875%, due 06/30/12 ............................................          1,170,025
   800,000    4.000%, due 02/15/14 ............................................            789,687
    60,000    4.250%, due 08/15/15 ............................................             59,550
   950,000    4.500%, due 02/15/16 ............................................            957,199
 1,025,000    4.500%, due 05/15/17 ............................................          1,027,963
                                                                                      ------------
                                                                                         7,726,069
                                                                                      ------------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $12,824,695) ..............................................         13,133,947

Shares
------
INVESTMENT COMPANIES - 0.33%
--------------------------------------------------------------------------------------------------
         1    JPMorgan Prime Money
              Market Fund .....................................................                  1
   489,644    SSgA Prime Money
              Market Fund .....................................................            489,644
                                                                                      ------------
              TOTAL INVESTMENT COMPANIES
              (Cost $489,645) .................................................            489,645

COLLATERAL FOR SECURITIES ON LOAN - 16.12%
--------------------------------------------------------------------------------------------------
23,835,970    State Street Navigator Securities
              Lending Prime Portfolio (I) .....................................         23,835,970
                                                                                      ------------
              TOTAL COLLATERAL FOR SECURITIES ON LOAN
              (Cost $23,835,970) ..............................................         23,835,970

TOTAL INVESTMENTS - 116.05%
--------------------------------------------------------------------------------------------------
(Cost $165,056,631**) .........................................................       $171,559,129

NET OTHER ASSETS AND LIABILITIES - (16.05)%
--------------------------------------------------------------------------------------------------
                                                                                       (23,724,560)

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $147,834,569

--------------------------------------------------------------------------------
 ** Aggregate cost for Federal tax purposes was $165,264,394.
(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.99% of total net assets.
(G) Floating rate or variable rate note. Rate shown is as of October 31, 2007.
(I) Represents investments of cash collateral received in connection with securities lending.
(M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.
(O) All (or portion of security) on loan.
ADR American Depositary Receipt.
PLC Public Limited Company.

    The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
48

================================================================================
LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 96.16%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 7.10%
    15,400    CBS Corp., Class B (O) ...........................................      $    441,980
    71,986    Comcast Corp., Class A (O)* ......................................         1,515,305
    18,000    Eastman Kodak Co. (O) ............................................           515,880
    43,800    Gap, Inc./The ....................................................           827,820
    14,200    General Motors Corp. (O) .........................................           556,498
    28,500    Home Depot, Inc. .................................................           898,035
     3,600    Kohl's Corp. * ...................................................           197,892
    26,200    Lowe's Cos., Inc. (O) ............................................           704,518
    11,800    Macy's, Inc . ....................................................           377,954
    24,762    McDonald's Corp. .................................................         1,478,292
    37,300    News Corp., Class A ..............................................           808,291
    10,400    Nike, Inc., Class B ..............................................           689,104
    10,600    Omnicom Group, Inc. ..............................................           540,388
     7,400    Sears Holdings Corp. (O)* ........................................           997,446
    10,300    Tiffany & Co. ....................................................           558,054
   129,800    Time Warner, Inc. ................................................         2,370,148
    17,600    Viacom, Inc., Class B * ..........................................           726,704
    14,900    Walt Disney Co./The ..............................................           515,987
                                                                                      ------------
                                                                                        14,720,296
                                                                                      ------------
              CONSUMER STAPLES - 7.62%
    34,500    Altria Group, Inc. ...............................................         2,516,085
    16,900    Archer-Daniels-Midland Co. (O) ...................................           604,682
     8,400    Clorox Co. (O) ...................................................           525,588
    20,500    Coca-Cola Co./The ................................................         1,266,080
    10,000    Costco Wholesale Corp. ...........................................           672,600
    25,900    CVS Caremark Corp. ...............................................         1,081,843
     8,600    General Mills, Inc. ..............................................           496,478
    10,600    HJ Heinz Co. .....................................................           495,868
     5,600    Kellogg Co. ......................................................           295,624
     6,600    Kimberly-Clark Corp. (O) .........................................           467,874
    53,697    Kraft Foods, Inc., Class A .......................................         1,794,017
    57,400    Procter & Gamble Co. .............................................         3,990,448
    35,600    Wal-Mart Stores, Inc. ............................................         1,609,476
                                                                                      ------------
                                                                                        15,816,663
                                                                                      ------------
              ENERGY - 14.56%
    11,200    Anadarko Petroleum Corp. .........................................           661,024
    16,600    Apache Corp. .....................................................         1,723,246
    62,866    Chevron Corp. ....................................................         5,752,868
    50,300    ConocoPhillips ...................................................         4,273,488
    21,400    Devon Energy Corp. ...............................................         1,998,760
    10,000    EOG Resources, Inc. ..............................................           886,000
   102,600    Exxon Mobil Corp. ................................................         9,438,174
    25,100    Marathon Oil Corp. ...............................................         1,484,163
    31,500    Occidental Petroleum Corp. .......................................         2,175,075
     4,900    Schlumberger, Ltd. ...............................................           473,193
    15,100    Spectra Energy Corp. (O) .........................................           392,298
     6,600    Valero Energy Corp. ..............................................           464,838
    13,400    Williams Cos., Inc. ..............................................           488,966
                                                                                      ------------
                                                                                        30,212,093
                                                                                      ------------
              FINANCIALS - 29.64%
    17,000    ACE, Ltd. ........................................................         1,030,370
    21,100    Allstate Corp./The ...............................................         1,105,640
     5,000    American Capital Strategies, Ltd. (O) ............................           217,050
    55,500    American International Group, Inc. ...............................         3,503,160
     8,200    Ameriprise Financial, Inc. (O) ...................................           516,436
    13,500    AON Corp. (O) ....................................................           611,820
     1,800    AvalonBay Communities, Inc., REIT ................................           220,770
   129,284    Bank of America Corp. ............................................         6,241,832
    28,000    Bank of New York Mellon Corp./The ................................         1,367,800
    20,000    BB&T Corp. (O) ...................................................           739,400
     2,900    Boston Properties, Inc., REIT ....................................           314,186
     8,300    Capital One Financial Corp. ......................................           544,397
    11,600    Chubb Corp. ......................................................           618,860
   129,366    Citigroup, Inc. ..................................................         5,420,435
    11,600    Discover Financial Services ......................................           223,880
     7,800    Equity Residential, REIT .........................................           325,884
    13,300    Federal Home Loan Mortage Corp. ..................................           694,659
    28,800    Federal National Mortgage Association ............................         1,642,752
     5,900    General Growth Properties, Inc., REIT (O) ........................           320,724
     7,000    Goldman Sachs Group, Inc./The ....................................         1,735,440
    15,000    Hartford Financial Services Group, Inc. ..........................         1,455,450
    18,100    Host Hotels & Resorts, Inc., REIT ................................           401,096
    92,568    JPMorgan Chase & Co. .............................................         4,350,696
    16,600    Keycorp ..........................................................           472,270
     7,200    Kimco Realty Corp., REIT .........................................           298,944
     6,300    Legg Mason, Inc. .................................................           522,522
    14,300    Lehman Brothers Holdings, Inc. ...................................           905,762
    10,900    Lincoln National Corp. ...........................................           679,833
    10,400    Loews Corp. ......................................................           510,536
     4,100    M&T Bank Corp. ...................................................           407,868
    13,300    Marshall & Ilsley Corp. (O)* .....................................           567,910
    19,300    Merrill Lynch & Co., Inc. ........................................         1,274,186
    18,400    MetLife, Inc. ....................................................         1,266,840
    27,800    Morgan Stanley ...................................................         1,869,828
    21,500    National City Corp. (O) ..........................................           521,375
     4,700    PNC Financial Services Group, Inc. ...............................           339,152
    10,300    Principal Financial Group, Inc. ..................................           697,001
     5,300    Prologis, REIT ...................................................           380,222
    12,900    Prudential Financial, Inc. .......................................         1,247,688
     2,500    Public Storage, REIT (O) .........................................           202,425
    12,841    Regions Financial Corp. ..........................................           348,248
     4,200    Simon Property Group, Inc., REIT .................................           437,262

                    See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              FINANCIALS (CONTINUED)
     4,000    SL Green Realty Corp., REIT .....................................       $    482,640
     3,200    State Street Corp. ..............................................            255,264
    14,500    SunTrust Banks, Inc. ............................................          1,052,700
    26,100    Travelers Cos., Inc./The ........................................          1,362,681
    34,800    Unum Group ......................................................            812,232
    59,300    US Bancorp ......................................................          1,966,388
     7,700    Vornado Realty Trust, REIT (O) ..................................            860,244
    64,800    Wachovia Corp. ..................................................          2,963,304
    12,500    Washington Mutual, Inc. (O) .....................................            348,500
   110,600    Wells Fargo & Co. ...............................................          3,761,506
    11,300    XL Capital, Ltd., Class A .......................................            813,035
     4,500    Zions Bancorporation (O) ........................................            265,995
                                                                                      ------------
                                                                                        61,497,098
                                                                                      ------------
              HEALTH CARE - 7.34%
     5,800    Abbott Laboratories .............................................            316,796
     4,000    Aetna, Inc. .....................................................            224,680
     9,100    Amgen, Inc. * ...................................................             28,801
     5,000    Biogen Idec, Inc. * .............................................            372,200
    32,900    Boston Scientific Corp. * .......................................            456,323
     4,700    Cardinal Health, Inc. ...........................................            319,741
    10,000    Covidien, Ltd. ..................................................            416,000
    16,800    Eli Lilly & Co. .................................................            909,720
    58,700    Johnson & Johnson ...............................................          3,825,479
     2,900    Medco Health Solutions, Inc. * ..................................            273,702
    17,400    Merck & Co., Inc. ...............................................          1,013,724
   176,840    Pfizer, Inc. ....................................................          4,352,032
     7,500    Thermo Fisher Scientific, Inc. * ................................            441,075
    11,700    WellPoint, Inc. * ...............................................            926,991
    17,400    Wyeth ...........................................................            846,162
                                                                                      ------------
                                                                                        15,223,426
                                                                                      ------------
              INDUSTRIALS - 10.02%
     6,700    3M Co. ..........................................................            578,612
     5,800    Cooper Industries, Ltd., Class A ................................            303,862
     5,000    CSX Corp. .......................................................            223,850
     5,100    Deere & Co. .....................................................            789,990
     4,200    Dover Corp. .....................................................            193,200
     4,400    Eaton Corp. .....................................................            407,352
     8,200    Emerson Electric Co. ............................................            428,614
    10,000    General Dynamics Corp. ..........................................            909,600
   242,400    General Electric Co. ............................................          9,977,184
     9,100    Honeywell International, Inc. ...................................            549,731
     3,600    Illinois Tool Works, Inc. .......................................            206,136
     9,700    Ingersoll-Rand Co., Ltd., Class A ...............................            488,395
     9,700    Masco Corp. (O) .................................................            233,576
    11,100    Norfolk Southern Corp. ..........................................            573,315
     5,300    Northrop Grumman Corp. ..........................................            443,186
    11,000    Parker Hannifin Corp. (O) .......................................            884,070
     7,900    Raytheon Co. ....................................................            502,519
    19,700    Southwest Airlines Co. (O) ......................................            279,937
    15,400    Tyco International, Ltd. ........................................            634,018
     3,500    Union Pacific Corp. .............................................            448,140
    12,200    United Technologies Corp. .......................................            934,398
    21,800    Waste Management, Inc. ..........................................            793,302
                                                                                      ------------
                                                                                        20,782,987
                                                                                      ------------
              INFORMATION TECHNOLOGY - 3.92%
    10,800    Adobe Systems, Inc. * ...........................................            517,320
    12,500    Automatic Data Processing, Inc. .................................            619,500
    12,500    Computer Sciences Corp. (O)* ....................................            729,875
    33,900    EMC Corp./Massachusetts * .......................................            860,721
     9,521    Hewlett-Packard Co. .............................................            492,045
    12,600    International Business Machines Corp. ...........................          1,463,112
     5,500    Lexmark International,    Inc., Class A * .......................            230,945
    11,100    Maxim Integrated Products, Inc. .................................            300,810
    72,800    Motorola, Inc. ..................................................          1,367,912
     7,300    Novellus Systems, Inc. (O)* .....................................            207,393
     5,700    SanDisk Corp. (O)* ..............................................            253,080
    24,900    Symantec Corp. * ................................................            467,622
    35,400    Xerox Corp. * ...................................................            617,376
                                                                                      ------------
                                                                                         8,127,711
                                                                                      ------------
              MATERIALS - 3.66%
     9,700    Air Products & Chemicals, Inc. ..................................            949,145
    26,800    Alcoa, Inc. .....................................................          1,061,012
    33,100    Dow Chemical Co./The ............................................          1,490,824
    19,600    EI Du Pont de Nemours & Co. (O) .................................            970,396
     6,123    Freeport-McMoRan Copper & Gold, Inc. ............................            720,555
     5,700    International Paper Co. .........................................            210,672
     9,700    Nucor Corp. .....................................................            601,594
     8,300    PPG Industries, Inc. ............................................            620,342
    12,900    Weyerhaeuser Co. (O) ............................................            979,239
                                                                                      ------------
                                                                                         7,603,779
                                                                                      ------------
              TELECOMMUNICATION SERVICES - 6.43%
     5,900    Alltel Corp. ....................................................            419,785
   186,032    AT&T, Inc. ......................................................          7,774,277
    53,000    Sprint Nextel Corp. (O) .........................................            906,300
    14,300    TELUS Corp. .....................................................            838,409
    59,720    Verizon Communications, Inc. ....................................          2,751,300
    47,722    Windstream Corp. (O) ............................................            641,861
                                                                                      ------------
                                                                                        13,331,932
                                                                                      ------------
              UTILITIES - 5.87%
    11,300    American Electric Power Co., Inc. ...............................            544,773
     6,500    Consolidated Edison, Inc. (O) ...................................            306,085
     6,800    Dominion Resources, Inc./VA .....................................            623,084
    33,500    Duke Energy Corp. ...............................................            642,195
    20,400    Edison International ............................................          1,186,260
    11,200    Entergy Corp. ...................................................          1,342,544
     9,600    Exelon Corp. ....................................................            794,688
     9,200    FirstEnergy Corp. ...............................................            641,240

                    See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
50

================================================================================
LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              UTILITIES (CONTINUED)
    22,400    FPL Group, Inc. .................................................       $  1,532,608
    16,400    Mirant Corp. * ..................................................            694,704
     9,100    NSTAR ...........................................................            319,956
    27,100    PG&E Corp. ......................................................          1,326,003
     6,500    Progress Energy, Inc. ...........................................            312,000
     7,000    Public Service Enterprise Group, Inc. ...........................            669,200
     3,500    Sempra Energy ...................................................            215,285
    22,300    Southern Co. (O) ................................................            817,518
     9,400    Xcel Energy, Inc. (O) ...........................................            211,970
                                                                                      ------------
                                                                                        12,180,113
                                                                                      ------------
              TOTAL COMMON STOCKS (Cost $159,567,457) .........................        199,496,098

INVESTMENT COMPANIES - 3.89%
--------------------------------------------------------------------------------------------------
    23,608    iShares Russell 1000 Value Index Fund ETF .......................          2,031,468
     8,100    SPDR Trust Series 1 ETF (O) .....................................          1,252,665
 4,780,816    SSgA Prime Money Market Fund ....................................          4,780,816
                                                                                      ------------
              TOTAL INVESTMENT COMPANIES (Cost $7,762,873) ....................          8,064,949

COLLATERAL FOR SECURITIES ON LOAN - 7.87%
--------------------------------------------------------------------------------------------------
16,317,786    State Street Navigator Securities Lending
              Prime Portfolio (I) .............................................         16,317,786

              TOTAL COLLATERAL FOR SECURITIES ON LOAN (Cost $16,317,786) ......         16,317,786

TOTAL INVESTMENTS - 107.92%
--------------------------------------------------------------------------------------------------
              (Cost $183,648,116**) ...........................................        223,878,833

NET OTHER ASSETS AND LIABILITIES - (7.92)%
--------------------------------------------------------------------------------------------------
                                                                                       (16,426,295)
TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $207,452,538

--------------------------------------------------------------------------------
*     Non-income producing.
**    Aggregate cost for Federal tax purposes was $184,417,823.
(I) Represents investments of cash collateral received in connection with securities lending.
(O)   All (or portion of security) on loan.
ETF   Exchange Traded Fund.
REIT  Real Estate Investment Trust.

The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes

                    See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 93.44%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 10.30%
     5,600    Amazon.Com, Inc.* ...............................................       $    499,240
     2,300    Apollo Group, Inc., Class A* ....................................            182,298
     7,600    Bed Bath & Beyond, Inc.* ........................................            257,944
     4,900    Best Buy Co., Inc. (O) ..........................................            237,748
     4,000    Carmax, Inc. (O)* ...............................................             83,480
     3,000    Carnival Corp. (O) ..............................................            143,940
     6,600    Cheesecake Factory/The (O)* .....................................            148,038
     3,500    Chico's FAS, Inc. (O)* ..........................................             45,990
     5,900    Coach, Inc.* ....................................................            215,704
    52,849    Comcast Corp., Class A (O)* .....................................          1,112,471
     4,800    Dick's Sporting Goods, Inc. (O)* ................................            160,176
    11,800    DIRECTV Group, Inc./The* ........................................            312,464
     3,300    Dollar Tree Stores, Inc.* .......................................            126,390
     3,300    EchoStar Communications Corp., Class A* .........................            161,568
     3,200    GameStop Corp., Class A* ........................................            189,504
     2,100    Garmin, Ltd. (O) ................................................            225,540
     7,300    Harley-Davidson, Inc. (O) .......................................            375,950
     1,900    Harrah's Entertainment, Inc. (O) ................................            167,675
    15,200    Home Depot, Inc. ................................................            478,952
     5,300    International Game Technology ...................................            231,133
     2,300    JC Penney Co., Inc. .............................................            129,352
     8,400    Johnson Controls, Inc. ..........................................            367,248
    11,100    Kohl's Corp.* ...................................................            610,167
     2,500    Lamar Advertising Co.,Class A (O) ...............................            133,650
     2,200    Las Vegas Sands Corp. (O)* ......................................            292,776
     3,500    Liberty Global, Inc.,Series A (O)* ..............................            137,375
    27,500    Lowe's Cos., Inc. (O) ...........................................            739,475
     6,100    Ltd Brands, Inc. (O) ............................................            134,261
     6,200    Marriott International, Inc./DE, Class A ........................            254,882
     5,400    McDonald's Corp. ................................................            322,380
     6,200    McGraw-Hill Cos., Inc./The ......................................            310,248
     2,200    MGM Mirage* .....................................................            201,542
     2,600    Newell Rubbermaid, Inc. .........................................             75,816
    28,100    News Corp., Class A .............................................            608,927
    11,100    Nike, Inc., Class B .............................................            735,486
     4,400    Nordstrom, Inc. .................................................            173,536
     7,600    Omnicom Group, Inc. .............................................            387,448
     1,600    Panera Bread Co., .Class A (O)*..................................             65,584
     2,500    Penn National Gaming, Inc.* .....................................            154,375
     4,000    Polo Ralph Lauren Corp. (O) .....................................            275,200
       100    Pulte Homes, Inc. (O) ...........................................              1,484
    11,000    Staples, Inc. ...................................................            256,740
    13,700    Starbucks Corp.* ................................................            365,516
     3,900    Starwood Hotels & Resorts Worldwide, Inc. .......................            221,754
    17,200    Target Corp. ....................................................          1,055,392
     6,300    Tiffany & Co. ...................................................            341,334
    14,300    Time Warner, Inc. ...............................................            261,118
     8,100    TJX Cos., Inc. ..................................................            234,333
    14,050    Viacom, Inc., Class B* ..........................................            580,125
    14,300    Walt Disney Co./The .............................................            495,209
     1,000    Wynn Resorts, Ltd. (O) ..........................................            161,430
    16,600    XM Satellite Radio Holdings, Inc., Class A (O)* .................            220,448
    13,400    Yum! Brands, Inc. ...............................................            539,618
                                                                                      ------------
                                                                                        16,200,434
                                                                                      ------------
              CONSUMER STAPLES - 8.89%
    24,800    Altria Group, Inc. ..............................................          1,808,664
     5,200    Anheuser-Busch Cos., Inc. .......................................            266,656
     4,700    Avon Products, Inc. .............................................            192,606
    28,000    Coca-Cola Co./The ...............................................          1,729,280
     9,600    Colgate-Palmolive Co. ...........................................            732,192
     5,900    Costco Wholesale Corp. ..........................................            396,834
    17,500    CVS Caremark Corp. ..............................................            730,975
     1,300    Energizer Holdings, Inc. (O)* ...................................            135,590
     3,300    HJ Heinz Co. ....................................................            154,374
     2,700    Kellogg Co. .....................................................            142,533
     3,000    Kimberly-Clark Corp. (O) ........................................            212,670
     6,600    Kroger Co./The ..................................................            193,974
    34,600    PepsiCo, Inc. ...................................................          2,550,712
    22,000    Procter & Gamble Co. ............................................          1,529,440
     8,500    SYSCO Corp. .....................................................            291,465
    21,900    Walgreen Co. ....................................................            868,335
    40,700    Wal-Mart Stores, Inc. ...........................................          1,840,047
     3,300    WM Wrigley Jr. Co. ..............................................            203,511
                                                                                      ------------
                                                                                        13,979,858
                                                                                      ------------
              ENERGY - 8.33%
     5,700    Baker Hughes, Inc. ..............................................            494,304
     5,200    BJ Services Co. (O) .............................................            130,988
     4,200    Cabot Oil & Gas Corp. ...........................................            166,698
     4,800    Cameron International Corp. (O)* ................................            467,328
     2,600    Consol Energy, Inc. .............................................            146,900
     5,600    Denbury Resources, Inc. (O)* ....................................            316,960
     1,300    Diamond Offshore Drilling, Inc. .................................            147,199
     3,400    ENSCO International, Inc. (O) ...................................            188,666
     4,500    EOG Resources, Inc. .............................................            398,700
    25,000    Exxon Mobil Corp. ...............................................          2,299,750
     4,300    GlobalSantaFe Corp. .............................................            348,429
    17,800    Halliburton Co. .................................................            701,676
     5,200    National Oilwell Varco, Inc.* ...................................            380,848
    11,800    Noble Corp. .....................................................            624,810
     6,500    Peabody Energy Corp. (O) ........................................            362,375
     3,000    Quicksilver Resources, Inc. (O)* ................................            171,000
     3,800    Range Resources Corp. ...........................................            170,734
    25,100    Schlumberger, Ltd. ..............................................          2,423,907
     3,400    Smith International, Inc. .......................................            224,570
     5,500    Transocean, Inc.* ...............................................            656,535
     8,900    Valero Energy Corp. .............................................            626,827

                    See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
52

================================================================================
LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              ENERGY (CONTINUED)
     6,900    Weatherford International, Ltd.* ................................       $    447,879
    10,500    Williams Cos., Inc. .............................................            383,145
    12,166    XTO Energy, Inc. ................................................            807,579
                                                                                      ------------
                                                                                        13,087,807
                                                                                      ------------
              FINANCIALS - 6.36%
     7,900    Aflac, Inc. .....................................................            495,962
    21,200    American Express Co. ............................................          1,292,140
     3,800    American International Group, Inc. ..............................            239,856
     9,700    Bank of New York Mellon Corp./The ...............................            473,845
     2,400    BlackRock, Inc./New York (O) ....................................            496,680
    16,500    Charles Schwab Corp./The ........................................            383,460
     1,237    CME Group, Inc. .................................................            824,151
     4,600    Federal Home Loan Mortgage Corp. ................................            240,258
     2,900    Franklin Resources, Inc. ........................................            376,072
     4,300    Goldman Sachs Group, Inc./The ...................................          1,066,056
     1,400    IntercontinentalExchange, Inc. (O)* .............................            249,480
     4,800    Janus Capital Group, Inc. .......................................            165,648
     2,000    Jones Lang LaSalle, Inc. (O) ....................................            190,660
     1,000    Mastercard, Inc.,Class A (O) ....................................            189,550
     4,100    Merrill Lynch & Co., Inc. .......................................            270,682
     4,200    Moody's Corp. (O) ...............................................            183,624
     3,400    Northern Trust Corp. (O) ........................................            255,714
     1,700    Nymex Holdings, Inc. (O) ........................................            218,484
     2,400    NYSE Euronext ...................................................            225,288
     3,600    Prologis, REIT ..................................................            258,264
     1,500    Prudential Financial, Inc. ......................................            145,080
     2,100    Simon Property Group, Inc., REIT ................................            218,631
     7,200    SLM Corp. .......................................................            339,552
     5,800    State Street Corp. ..............................................            462,666
     9,300    T Rowe Price Group, Inc. (O) ....................................            597,432
     3,300    Ventas, Inc., REIT ..............................................            141,537
                                                                                      ------------
                                                                                        10,000,772
                                                                                      ------------
              HEALTH CARE - 15.58%
    34,300    Abbott Laboratories .............................................          1,873,466
    10,100    Aetna, Inc. .....................................................            567,317
     5,600    Allergan, Inc./United States ....................................            378,448
    19,074    Amgen, Inc.* ....................................................          1,108,390
     1,300    Amylin Pharmaceuticals, Inc.* ...................................             58,526
    11,400    Baxter International, Inc. ......................................            684,114
     4,400    Becton Dickinson & Co. ..........................................            367,224
     1,100    Biogen Idec, Inc.* ..............................................             81,884
    38,900    Bristol-Myers Squibb Co. ........................................          1,166,611
    12,200    Cardinal Health, Inc. ...........................................            829,966
     6,300    Celgene Corp.* ..................................................            415,800
     1,200    Cerner Corp. (O)* ...............................................             71,472
     5,200    Cigna Corp. .....................................................            272,948
     2,500    Coventry Health Care, Inc.* .....................................            150,775
     1,700    CR Bard, Inc. ...................................................            142,137
    12,800    Eli Lilly & Co. .................................................            693,120
     4,000    Express Scripts, Inc.* ..........................................            252,400
     5,300    Forest Laboratories, Inc. (O)* ..................................            207,071
    20,900    Genentech, Inc.* ................................................          1,549,317
     2,100    Gen-Probe, Inc.* ................................................            147,042
     5,800    Genzyme Corp.* ..................................................            440,626
    20,400    Gilead Sciences, Inc.* ..........................................            942,276
     3,200    Humana, Inc.* ...................................................            239,840
     3,300    IMS Health, Inc. (O) ............................................             83,193
       600    Intuitive Surgical, Inc.* .......................................            196,122
    31,900    Johnson & Johnson ...............................................          2,078,923
     2,100    Laboratory Corp. of America Holdings (O)* .......................            144,375
     3,600    McKesson Corp. ..................................................            237,960
     8,000    Medco Health Solutions, Inc.* ...................................            755,040
    26,100    Medtronic, Inc. .................................................          1,238,184
    39,000    Merck & Co., Inc. ...............................................          2,272,140
     2,900    PDL BioPharma, Inc. (O)* ........................................             61,480
    29,600    Schering-Plough Corp. ...........................................            903,392
     6,200    St. Jude Medical, Inc.* .........................................            252,526
     6,400    Stryker Corp. ...................................................            454,400
     3,600    Thermo Fisher Scientific, Inc.* .................................            211,716
    27,100    UnitedHealth Group, Inc. ........................................          1,331,965
     4,900    VCA Antech, Inc.* ...............................................            225,645
     2,900    Vertex Pharmaceuticals, Inc. (O)* ...............................             93,786
       500    WellCare Health Plans, Inc. (O)* ................................             12,095
     5,400    WellPoint, Inc.* ................................................            427,842
    10,427    Wyeth ...........................................................            507,065
     5,300    Zimmer Holdings, Inc.* ..........................................            368,297
                                                                                      ------------
                                                                                        24,496,916
                                                                                      ------------
              INDUSTRIALS - 11.94%
    12,900    3M Co. ..........................................................          1,114,044
     5,000    Ametek, Inc. ....................................................            235,000
     5,800    AMR Corp. (O)* ..................................................            139,200
    15,300    Boeing Co. ......................................................          1,508,427
     6,700    Burlington Northern Santa Fe Corp. ..............................            583,905
    13,900    Caterpillar, Inc. ...............................................          1,037,079
     6,900    CH Robinson Worldwide, Inc. (O) .................................            344,448
     4,200    Continental Airlines, Inc., Class B (O)* ........................            144,270
     1,800    Cummins, Inc. ...................................................            215,928
     6,300    Danaher Corp. ...................................................            539,721
     2,600    Deere & Co. .....................................................            402,740
    12,600    Emerson Electric Co. ............................................            658,602
     2,800    Equifax, Inc. (O) ...............................................            107,800

                    See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              INDUSTRIALS (CONTINUED)
     5,700    Expeditors International Washington, Inc. (O) ...................       $    288,705
     2,000    Fastenal Co. (O) ................................................             88,960
     9,000    FedEx Corp. .....................................................            930,060
     1,900    Flowserve Corp. .................................................            150,024
     1,600    Fluor Corp. (O) .................................................            252,800
     1,300    Foster Wheeler, Ltd.* ...........................................            192,725
     1,000    General Dynamics Corp. ..........................................             90,960
    30,400    General Electric Co. ............................................          1,251,264
     2,300    Goodrich Corp. ..................................................            160,218
    12,400    Honeywell International, Inc. ...................................            749,084
     4,800    Illinois Tool Works, Inc. .......................................            274,848
     2,100    ITT Corp. (O) ...................................................            140,532
     1,700    Jacobs Engineering Group, Inc. (O)* .............................            148,155
     1,900    Joy Global, Inc. ................................................            110,314
       700    L-3 Communications Holdings, Inc. ...............................             76,748
     6,800    Lockheed Martin Corp. ...........................................            748,272
     3,600    Manitowoc Co., Inc./The .........................................            177,336
     5,800    McDermott International, Inc.* ..................................            354,148
     5,200    Monster Worldwide, Inc.* ........................................            211,016
     2,300    Oshkosh Truck Corp. (O) .........................................            124,660
     4,950    Paccar, Inc. ....................................................            275,022
     2,500    Precision Castparts Corp. .......................................            374,525
    11,900    Quanta Services, Inc. (O)* ......................................            392,700
     5,700    Raytheon Co. ....................................................            362,577
     4,100    Robert Half International, Inc. (O) .............................            123,369
     2,700    Rockwell Automation, Inc./DE ....................................            185,976
     3,000    Rockwell Collins, Inc. ..........................................            224,430
     2,600    Stericycle, Inc.* ...............................................            151,658
     1,600    Terex Corp.* ....................................................            118,752
     2,800    Textron, Inc. ...................................................            193,788
     2,800    Union Pacific Corp. .............................................            358,512
    11,900    United Parcel Service, Inc.,Class B .............................            893,690
    13,400    United Technologies Corp. .......................................          1,026,306
     5,500    Waste Management, Inc. ..........................................            200,145
     3,700    WW Grainger, Inc. (O) ...........................................            332,704
                                                                                      ------------
                                                                                        18,766,147
                                                                                      ------------
              INFORMATION TECHNOLOGY - 27.69%
    11,600    Accenture, Ltd., Class A ........................................            452,980
    22,100    Adobe Systems, Inc.* ............................................          1,058,590
     8,700    Agilent Technologies, Inc.* .....................................            320,595
     6,600    Altera Corp. (O) ................................................            129,492
     5,900    Analog Devices, Inc. ............................................            197,414
    15,800    Apple, Inc.* ....................................................          3,001,210
    18,200    Applied Materials, Inc. .........................................            353,444
     2,700    Autodesk, Inc.* .................................................            132,030
    10,700    Automatic Data Processing, Inc. .................................            530,292
     9,000    Broadcom Corp., Class A* ........................................            292,950
   133,000    Cisco Systems, Inc.* ............................................          4,396,980
     4,000    Citrix Systems, Inc.* ...........................................             71,960
     5,000    Cognizant Technology Solutions Corp., Class A* ..................            207,300
    31,200    Corning, Inc. ...................................................            757,224
     3,300    Cypress Semiconductor Corp.*.....................................            120,615
    36,700    Dell, Inc. (O)* .................................................          1,123,020
    24,000    eBay, Inc.* .....................................................            866,400
     5,500    Electronic Arts, Inc.* ..........................................            336,160
    54,000    EMC Corp./Massachusetts* ........................................          1,371,060
     3,300    Fidelity National Information Services, Inc. ....................            152,196
       900    First Solar, Inc.* ..............................................            142,929
     4,279    Fiserv, Inc.* ...................................................            237,057
     3,300    Global Payments, Inc. ...........................................            156,948
     5,100    Google, Inc., Class A* ..........................................          3,605,700
    48,900    Hewlett-Packard Co. .............................................          2,527,152
   113,100    Intel Corp. .....................................................          3,042,390
    22,700    International Business Machines Corp. ...........................          2,635,924
     4,600    Intuit, Inc.* ...................................................            147,982
     3,100    Iron Mountain, Inc. (O)* ........................................            107,663
     6,000    Juniper Networks, Inc.* .........................................            216,000
    11,200    Kla-Tencor Corp. (O) ............................................            589,680
     2,600    Lexmark International, Inc.,   Class A (O)* .....................            109,174
    14,600    Maxim Integrated   Products, Inc. ...............................            395,660
     3,300    MEMC Electronic Materials, Inc.* ................................            241,626
     4,400    Microchip Technology, Inc. (O) ..................................            145,948
     7,500    Micron Technology, Inc. (O)* ....................................             78,825
   159,700    Microsoft Corp. .................................................          5,878,557
     7,000    Network Appliance, Inc.* ........................................            220,430
     9,550    Nvidia Corp.* ...................................................            337,879
    79,300    Oracle Corp.* ...................................................          1,758,081
     6,100    Paychex, Inc. ...................................................            254,858
    31,300    Qualcomm, Inc. ..................................................          1,337,449
     2,200    Salesforce.com, Inc. (O)* .......................................            124,014
     6,600    SanDisk Corp. (O)* ..............................................            293,040
    35,600    Texas Instruments, Inc. .........................................          1,160,560
     9,400    Trimble Navigation, Ltd.* .......................................            391,980
     4,000    Varian Semiconductor Equipment Associates, Inc.* ................            184,080
     4,300    VeriSign, Inc. (O)* .............................................            146,587
       470    VMware, Inc., Class A (O)* ......................................             58,670
    13,300    Western Union Co./The ...........................................            293,132
    23,700    Yahoo!, Inc.* ...................................................            737,070
                                                                                      ------------
                                                                                        43,528,957
                                                                                      ------------

                    See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
54

================================================================================
LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              MATERIALS - 2.61%
     1,500    Air Products & Chemicals, Inc. ..................................       $    146,775
     1,600    Allegheny Technologies, Inc. ....................................            163,472
     2,600    Ball Corp. ......................................................            128,908
     3,000    Ecolab, Inc. ....................................................            141,510
     1,200    EI Du Pont de Nemours & Co. .....................................             59,412
     5,800    Freeport-McMoRan Copper & Gold, Inc. ............................            682,544
    12,800    Monsanto Co. ....................................................          1,249,664
     9,500    Nalco Holding Co. ...............................................            236,170
     3,300    Newmont Mining Corp. ............................................            167,838
     3,400    Owens-Illinois, Inc.* ...........................................            151,028
     5,800    Praxair, Inc. ...................................................            495,784
     1,300    Southern Copper Corp. (O) .......................................            181,610
     3,100    Steel Dynamics, Inc. (O) ........................................            164,982
     1,500    Vulcan Materials Co. (O) ........................................            128,265
                                                                                      ------------
                                                                                         4,097,962
                                                                                      ------------
              TELECOMMUNICATION SERVICES - 0.58%
     7,500    American Tower Corp., Class A* ..................................            331,350
    26,000    Level 3 Communications, Inc. (O)* ...............................             78,780
     6,077    NeuStar, Inc., Class A (O)* .....................................            207,834
     5,100    NII Holdings, Inc.* .............................................            295,800
                                                                                      ------------
                                                                                           913,764
                                                                                      ------------
              UTILITIES - 1.16%
    11,800    AES Corp./The* ..................................................            252,638
     2,300    Constellation Energy Group, Inc. ................................            217,810
     6,400    Exelon Corp. ....................................................            529,792
     4,600    Mirant Corp.* ...................................................            194,856
     4,100    NRG Energy, Inc. (O)* ...........................................            187,206
     4,300    PPL Corp. .......................................................            222,310
     2,500    Veolia Environment, ADR .........................................            224,325
                                                                                      ------------
                                                                                         1,828,937
                                                                                      ------------
              TOTAL COMMON STOCKS (Cost $125,732,096) .........................        146,901,554

INVESTMENT COMPANIES - 6.20%
--------------------------------------------------------------------------------------------------
   107,300    iShares Russell 1000 Growth Index Fund ETF (O) ..................          6,814,623
     5,900    iShares S&P 100 Index Fund ETF ..................................            428,340
 2,499,392    SSgA Prime Money Market Fund ....................................          2,499,392
                                                                                      ------------
              TOTAL INVESTMENT COMPANIES (Cost $9,321,230) ....................          9,742,355

COLLATERAL FOR SECURITIES ON LOAN - 8.46%
--------------------------------------------------------------------------------------------------
13,298,950    State Street Navigator Securities Lending
              Prime Portfolio (I) .............................................         13,298,950

              TOTAL COLLATERAL FOR SECURITIES ON LOAN (Cost $13,298,950) ......         13,298,950

TOTAL INVESTMENTS - 108.10%
--------------------------------------------------------------------------------------------------
(Cost $148,352,276**) .........................................................        169,942,859

NET OTHER ASSETS AND LIABILITIES - (8.10)%
--------------------------------------------------------------------------------------------------
                                                                                       (12,731,590)

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $157,211,269

--------------------------------------------------------------------------------
  *   Non-income producing.
 **   Aggregate cost for Federal tax purposes was $148,992,667.
(I) Represents investments of cash collateral received in connection with securities lending.
(O)   All (or portion of security) on loan.
ADR   American Depositary Receipt.
ETF   Exchange Traded Fund.
REIT  Real Estate Investment Trust.

    The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                    See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 97.82%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 11.80%
     3,500    Autoliv, Inc. ...................................................       $    221,130
     1,500    Black & Decker Corp. (O) ........................................            134,865
     1,400    BorgWarner, Inc. ................................................            147,994
     6,300    Cablevision Systems Corp.,Class A* ..............................            184,779
    10,200    Cato Corp./The, Class A (O) .....................................            204,816
     4,400    Centex Corp. (O) ................................................            110,264
    10,200    Eastman Kodak Co. (O) ...........................................            292,332
     3,500    EW Scripps Co., Class A (O) .....................................            157,535
     7,000    Expedia, Inc. (O)* ..............................................            228,620
    65,500    Ford Motor Co. (O)* .............................................            580,985
     4,000    Fortune Brands, Inc. (O) ........................................            335,080
     7,100    Gannett Co., Inc. ...............................................            301,111
    30,300    Gap, Inc./The ...................................................            572,670
     5,700    Genuine Parts Co. ...............................................            279,699
     3,000    Harrah's Entertainment, Inc. ....................................            264,750
    11,100    Hibbett Sports, Inc. (O)* .......................................            261,849
     5,800    JOS A Bank Clothiers, Inc. (O)* .................................            169,418
     4,600    KB Home (O) .....................................................            127,144
     6,500    Liberty Global, Inc., Series A (O)* .............................            255,125
     4,400    Liberty Media Corp. - Capital, Series A* ........................            549,912
     9,500    Liberty Media Corp.- Interactive, Series A* .....................            201,685
     7,200    Mattel, Inc. ....................................................            150,408
     5,900    Matthews International Corp.,Class A (O) ........................            268,863
     4,200    Modine Manufacturing Co. (O).....................................             97,692
     2,300    Newell Rubbermaid, Inc. .........................................             67,068
     3,800    Nike, Inc., Class B .............................................            251,788
    11,900    O'Reilly Automotive, Inc. (O)*...................................            392,938
     7,100    Pulte Homes, Inc. (O) ...........................................            105,364
     2,200    RH Donnelley Corp. (O)* .........................................            120,670
     2,600    Royal Caribbean Cruises, Ltd. ...................................            111,488
    10,300    Saks, Inc. (O) ..................................................            217,948
     1,400    Sears Holdings Corp. (O)* .......................................            188,706
     1,600    Snap-On, Inc. ...................................................             79,856
     3,500    Sonic Corp. (O)* ................................................             86,730
    14,550    Stage Stores, Inc. (O) ..........................................            272,958
     2,600    Tempur-Pedic International Inc.(O) ..............................             93,600
     4,000    Tiffany & Co. ...................................................            216,720
     6,000    TJX Cos., Inc. ..................................................            173,580
    11,200    Valassis Communications, Inc. (O)* ..............................            110,320
     3,800    VF Corp. ........................................................            331,094
    10,200    Virgin Media, Inc. ..............................................            225,522
       200    Washington Post Co./The, Class B ................................            169,800
     5,800    Wyndham Worldwide Corp. .........................................            190,414
                                                                                      ------------
                                                                                         9,505,290
                                                                                      ------------
              CONSUMER STAPLES - 7.14%
     3,400    Altria Group, Inc. ..............................................            247,962
     4,200    Bunge, Ltd. .....................................................            483,798
     9,900    Casey's General Stores, Inc. (O) ................................            282,150
     3,400    Clorox Co. (O) ..................................................            212,738
    10,500    Coca-Cola Enterprises, Inc. (O) .................................            271,005
    20,200    ConAgra Foods, Inc. .............................................            479,346
     6,700    Constellation Brands, Inc.,Class A (O)* .........................            168,304
     2,600    Costco Wholesale Corp. ..........................................            174,876
     5,400    CVS Caremark Corp. ..............................................            225,558
     6,600    Dean Foods Co. (O) ..............................................            183,282
     4,500    Herbalife, Ltd. .................................................            198,405
     2,200    Hershey Co./The (O) .............................................             94,842
     7,800    HJ Heinz Co. ....................................................            364,884
     7,000    Hormel Foods Corp. (O) ..........................................            255,360
     5,700    Lance, Inc. (O) .................................................            120,726
     1,200    Loews Corp. - Carolina Group ....................................            102,936
     3,700    McCormick & Co.,   Inc./MD (O) ..................................            129,611
     5,500    Molson Coors Brewing Co., Class B ...............................            314,765
    19,900    Rite Aid Corp.* .................................................             77,809
    13,400    Safeway, Inc. ...................................................            455,600
    12,000    Sara Lee Corp. ..................................................            198,480
     7,603    SUPERVALU, Inc. .................................................            294,616
     7,200    Tyson Foods, Inc., Class A ......................................            113,760
     3,400    Universal Corp./Richmond VA (O) .................................            165,716
     2,500    UST, Inc. (O) ...................................................            133,300
                                                                                      ------------
                                                                                         5,749,829
                                                                                      ------------
              ENERGY - 7.32%
    11,700    Chesapeake Energy Corp. (O) .....................................            461,916
    16,500    El Paso Corp. ...................................................            291,390
     8,400    Forest Oil Corp.* ...............................................            408,156
    11,300    Hess Corp. ......................................................            809,193
     5,000    Murphy Oil Corp. ................................................            368,150
     5,200    Nabors Industries, Ltd. (O)* ....................................            146,016
     7,700    Newfield Exploration Co.* .......................................            414,568
     7,400    Noble Energy, Inc. (O) ..........................................            566,396
     2,200    Overseas Shipholding Group, Inc. (O) ............................            163,680
     4,100    Pioneer Natural Resources Co. ...................................            209,182
     4,400    Plains Exploration & Production Co. (O)* ........................            224,180
     4,500    Rowan Cos., Inc. ................................................            175,410
     3,400    Smith International, Inc. (O) ...................................            224,570
    16,300    Spectra Energy Corp. ............................................            423,474
     5,300    St. Mary Land & Exploration Co. .................................            224,508

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
56

================================================================================
MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              ENERGY (CONTINUED)
     2,700    Sunoco, Inc. ....................................................       $    198,720
     5,900    Whiting Petroleum Corp. (O)* ....................................            318,954
     7,300    Williams Cos., Inc. .............................................            266,377
                                                                                      ------------
                                                                                         5,894,840
                                                                                      ------------
              FINANCIALS - 28.00%
     3,600    AMB Property Corp., REIT ........................................            235,260
     1,500    AMBAC Financial Group, Inc. (O) .................................                245
     5,800    American Capital Strategies, Ltd. (O) ...........................            251,778
    11,400    Ameriprise Financial, Inc. (O) ..................................            717,972
    15,000    AON Corp. (O) ...................................................            679,800
     9,800    Ares Capital Corp. (O) ..........................................            163,072
     8,300    Asset Acceptance Capital Corp. (O)* .............................             89,308
    12,260    Associated Banc-Corp. (O) .......................................            353,824
     5,100    Assurant, Inc. ..................................................            298,044
    13,500    Assured Guaranty, Ltd. (O) ......................................            311,445
     3,300    AvalonBay Communities, Inc.,REIT ................................            404,745
     4,300    Axis Capital Holdings, Ltd. .....................................            170,882
     4,800    Bank of America Corp. ...........................................            231,744
     2,100    BlackRock, Inc./New York (O) ....................................            434,595
     6,500    Blackstone Group, L.P./The (O)* .................................            165,295
     5,000    Boston Properties, Inc., REIT ...................................            541,700
     2,000    Camden Property Trust, REIT .....................................            124,700
     2,100    Capital One Financial Corp. .....................................            137,739
     6,300    Cincinnati Financial Corp. ......................................            250,614
    10,800    CIT Group, Inc. .................................................            380,592
     3,600    City National Corp./CA (O) ......................................            243,360
    12,800    Colonial BancGroup, Inc./The (O) ................................            245,504
     3,500    Comerica, Inc. ..................................................            163,380
     2,900    Cousins Properties, Inc., REIT (O) ..............................             83,491
     4,200    Credit Acceptance Corp. (O)* ....................................             94,080
     1,300    Cullen/Frost Bankers, Inc. (O) ..................................             69,134
     4,975    Delphi Financial Group, Inc., Class A ...........................            192,781
     3,300    Developers Diversified Realty Corp., REIT .......................            166,320
     8,100    E*Trade Financial Corp. (O)* ....................................             90,234
    11,800    Equity Residential, REIT ........................................            493,004
     4,800    Everest Re Group, Ltd. ..........................................            511,392
     4,900    Financial Federal Corp. (O) .....................................            132,398
     2,600    First Midwest Bancorp, Inc./IL (O) ..............................             87,568
     6,200    General Growth Properties, Inc., REIT ...........................            337,032
    12,700    Genworth Financial, Inc., Class A ...............................            346,710
     3,000    Hartford Financial Services Group, Inc. .........................            291,090
     4,200    HCP, Inc., REIT .................................................            142,968
    17,000    Host Hotels & Resorts, Inc., REIT ...............................            376,720
     3,600    IndyMac Bancorp, Inc. (O) .......................................             48,312
     6,040    International Bancshares Corp. (O) ..............................            132,035
     3,200    IPC Holdings, Ltd. (O) ..........................................             95,712
     5,400    iStar Financial, Inc., REIT (O) .................................            164,754
     4,400    JPMorgan Chase & Co. ............................................            206,800
    20,300    Keycorp .........................................................            577,535
    10,600    Kimco Realty Corp., REIT (O) ....................................            440,112
     5,900    Legg Mason, Inc. ................................................            489,346
     4,400    Leucadia National Corp. (O) .....................................            222,904
     4,100    Lincoln National Corp. ..........................................            255,717
     4,400    M&T Bank Corp. ..................................................            437,712
     4,200    Maguire Properties, Inc., REIT ..................................            114,450
    15,200    Marshall & Ilsley Corp.* ........................................            649,040
     3,000    MB Financial, Inc. (O) ..........................................            100,020
     4,500    MBIA, Inc. (O) ..................................................            193,680
     3,000    Merrill Lynch & Co., Inc. .......................................            198,060
     8,700    NewAlliance Bancshares, Inc. (O) ................................            121,713
     4,000    PartnerRe, Ltd. (O) .............................................            333,000
     5,000    Platinum Underwriters Holdings, Ltd. ............................            180,000
     3,800    Plum Creek Timber Co., Inc., REIT (O) ...........................            169,746
    11,300    Principal Financial Group, Inc. .................................            764,671
     2,100    Prologis, REIT ..................................................            150,654
     1,600    PS Business Parks, Inc., REIT (O) ...............................             93,280
     3,700    Public Storage, REIT (O) ........................................            299,589
    19,300    RAIT Investment Trust, REIT (O) .................................            175,630
     2,300    Rayonier, Inc., REIT (O) ........................................            111,067
     8,400    Realty Income Corp., REIT .......................................            248,136
     1,500    Regency Centers Corp., REIT .....................................            107,220
     5,100    Reinsurance Group of America, Inc. (O) ..........................            291,363
     6,100    RenaissanceRe Holdings, Ltd. ....................................            355,874
     4,900    Safeco Corp. (O) ................................................            283,710
     2,100    Simon Property Group, Inc.,REIT .................................            218,631

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              FINANCIALS (CONTINUED)
     3,500    SL Green Realty Corp., REIT .....................................       $    422,310
     5,300    Sovereign Bancorp, Inc. .........................................             76,479
     2,500    StanCorp Financial Group, Inc. ..................................            137,825
     2,200    Synovus Financial Corp. .........................................             57,992
    11,200    TCF Financial Corp. (O) .........................................            255,024
     5,200    Torchmark Corp. .................................................            338,832
     7,700    Universal American Financial Corp. (O)* .........................            186,802
    20,900    Unum Group ......................................................            487,806
     9,300    U-Store-It Trust, REIT (O) ......................................            119,970
     3,400    Ventas, Inc., REIT ..............................................            145,826
     7,400    Vornado Realty Trust, REIT ......................................            826,728
     3,000    Webster Financial Corp. (O) .....................................            108,720
     2,100    Westamerica Bancorporation (O) ..................................            100,968
     6,400    WR Berkley Corp. ................................................            192,576
     6,600    XL Capital, Ltd., Class A .......................................            474,870
     5,303    Zions Bancorporation ............................................            313,460
                                                                                      ------------
                                                                                        22,542,181
                                                                                      ------------
              HEALTH CARE - 3.48%
     2,500    Abbott Laboratories .............................................            136,550
     5,000    AmerisourceBergen Corp. .........................................            235,550
     8,500    Amsurg Corp. (O)* ...............................................            224,825
     7,500    Applera Corp. - Applied Biosystems Group ........................            278,550
     3,700    Cardinal Health, Inc. ...........................................            251,711
     8,900    Centene Corp. (O)* ..............................................            207,637
     4,900    Charles River Laboratories International, Inc. (O)* .............            284,200
     2,200    Dentsply International, Inc. ....................................             91,256
    16,400    Health Management Associates, Inc., Class A (O) .................            108,404
     1,500    Invitrogen Corp. (O)* ...........................................            136,305
    12,000    King Pharmaceuticals, Inc.* .....................................            127,200
     3,600    LifePoint Hospitals, Inc. (O)* ..................................            109,872
     2,600    Medco Health Solutions, Inc.* ...................................            245,388
     3,600    Omnicare, Inc. (O) ..............................................            106,200
     3,600    Orthofix International N.V. (O)* ................................            194,040
     1,200    Quest Diagnostics, Inc. (O) .....................................             63,816
                                                                                      ------------
                                                                                         2,801,504
                                                                                      ------------
              INDUSTRIALS - 12.31%
     8,700    ACCO Brands Corp. (O)* ..........................................            186,528
     5,300    Acuity Brands, Inc. (O) .........................................            253,340
    15,300    Airtran Holdings, Inc.(O)*.......................................            159,273
     3,500    Albany International Corp., Class A (O) .........................            131,250
     3,900    Avery Dennison Corp. ............................................            225,810
     4,600    Belden, Inc. (O) ................................................            268,042
    10,300    Carlisle Cos., Inc. (O) .........................................            406,335
     7,100    Cooper Industries, Ltd., Class A ................................            371,969
    10,300    CSX Corp. .......................................................            461,131
     7,200    Dover Corp. .....................................................            331,200
     4,500    Eaton Corp. .....................................................            416,610
     3,700    ESCO Technologies, Inc. (O)* ....................................            153,143
     2,000    Flowserve Corp. .................................................            157,920
     3,200    GATX Corp. (O) ..................................................            131,104
     4,887    Genesee & Wyoming, Inc., Class A (O)* ...........................            143,287
     4,600    Graco, Inc. .....................................................            181,056
    13,700    Ingersoll-Rand Co., Ltd., Class A ...............................            689,795
     7,800    ITT Corp. .......................................................            521,976
    11,300    KBR, Inc.* ......................................................            484,544
     5,000    L-3 Communications Holdings, Inc. ...............................            548,200
     6,400    Masco Corp. .....................................................            154,112
     8,500    Mueller Industries, Inc. (O) ....................................            305,660
     5,200    Norfolk Southern Corp. ..........................................            268,580
     8,200    Parker Hannifin Corp. ...........................................            659,034
     3,850    Republic Services, Inc. .........................................            131,631
     7,100    RR Donnelley & Sons Co. .........................................            286,059
     4,100    Simpson Manufacturing Co., Inc. (O) .............................            122,959
    20,600    Southwest Airlines Co. (O) ......................................            292,726
     7,200    Spirit Aerosystems Holdings, Inc., Class A* .....................            249,984
     2,000    SPX Corp. (O) ...................................................            202,600
     5,900    Timken Co. ......................................................            196,234
     2,600    Trinity Industries, Inc. (O) ....................................             93,964
     3,000    United Stationers, Inc. (O)* ....................................            173,730
     7,100    US Airways Group, Inc. (O)* .....................................            196,386
     2,000    USG Corp. (O)* ..................................................             79,500
     3,100    WW Grainger, Inc. ...............................................            278,752
                                                                                      ------------
                                                                                         9,914,424
                                                                                      ------------
              INFORMATION TECHNOLOGY - 7.74%
    10,400    Advanced Micro Devices, Inc. (O)* ...............................            136,032
     5,600    Altera Corp. ....................................................            109,872
     8,500    Arrow Electronics, Inc.* ........................................            339,830
    11,400    CA, Inc. ........................................................            301,530
     4,300    Citrix Systems, Inc.* ...........................................            184,857
     7,800    Computer Sciences Corp. (O)* ....................................            455,442
    12,100    Convergys Corp. (O)* ............................................            221,793
     2,800    Diebold, Inc. (O) ...............................................            117,152

                    See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
58

================================================================================
MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (CONTINUED)
     5,300    Electronic Data Systems Corp. ...................................       $    114,427
     4,500    Electronics for Imaging (O)* ....................................            102,600
     6,000    Integrated Device Technology, Inc.* .............................             80,580
     7,300    Intersil Corp., Class A (O) .....................................            221,482
     7,700    Juniper Networks, Inc.* .........................................            277,200
     3,900    Lexmark International, Inc.,Class A (O)* ........................            163,761
    26,900    LSI Corp.* ......................................................            177,540
     4,300    Maxim Integrated Products, Inc. .................................            116,530
     4,300    MAXIMUS, Inc. ...................................................            206,056
    25,000    Micron Technology, Inc. (O)*.....................................            262,750
    10,400    Molex, Inc. .....................................................            297,024
    11,200    NAM TAI Electronics, Inc. .......................................            134,960
     6,700    NCR Corp.* ......................................................            184,853
     9,200    Novellus Systems, Inc. (O)* .....................................            261,372
     5,300    SanDisk Corp. (O)* ..............................................            235,320
    14,900    Seagate Technology (O) ..........................................            414,816
    27,900    Tellabs, Inc.* ..................................................            245,799
     6,700    Teradata Corp.* .................................................            191,151
    33,100    Xerox Corp.* ....................................................            577,264
     6,100    Xyratex, Ltd.* ..................................................            104,188
                                                                                      ------------
                                                                                         6,236,181
                                                                                      ------------
              MATERIALS - 6.31%
     6,000    Air Products & Chemicals, Inc. ..................................            587,100
     2,600    Allegheny Technologies, Inc. ....................................            265,642
     2,700    Aptargroup, Inc. (O) ............................................            120,690
     4,000    Bemis Co., Inc. (O) .............................................            112,640
     5,100    Celanese Corp., Series A ........................................            213,996
     3,200    Compass Minerals International, Inc. (O) ........................            118,112
     2,100    Deltic Timber Corp. (O) .........................................            117,432
     3,600    Eastman Chemical Co. ............................................            239,724
     3,600    EI Du Pont de Nemours & Co. (O) .................................            178,236
     2,600    Freeport-McMoRan Copper & Gold, Inc. ............................            305,968
     7,700    Lyondell Chemical Co. (O) .......................................            365,365
     7,600    MeadWestvaco Corp. ..............................................            255,664
     9,000    PPG Industries, Inc. ............................................            672,660
     5,800    Rohm & Haas Co. (O) .............................................            300,904
     5,400    Sealed Air Corp. (O) ............................................            134,622
     2,700    Sigma-Aldrich Corp. .............................................            139,509
    14,200    Smurfit-Stone Container Corp.* ..................................            171,962
     3,200    Sonoco Products Co. .............................................             98,944
     3,600    Temple-Inland, Inc. .............................................            193,212
     4,500    United States Steel Corp. .......................................            485,550
                                                                                      ------------
                                                                                         5,077,932
                                                                                      ------------
              TELECOMMUNICATION SERVICES - 1.65%
     4,000    CenturyTel, Inc. ................................................            176,200
    15,500    Citizens Communications Co. (O) .................................            203,980
     5,300    Embarq Corp. ....................................................            280,476
    56,700    Qwest Communications International, Inc. (O)* ...................            407,106
    19,500    Windstream Corp. (O) ............................................            262,275
                                                                                      ------------
                                                                                         1,330,037
                                                                                      ------------
              UTILITIES - 12.08%
     4,600    Alliant Energy Corp. ............................................            184,000
     8,600    Ameren Corp. ....................................................            464,916
    15,000    American Electric Power Co.,Inc. ................................            723,150
     3,400    Atmos Energy Corp. ..............................................             95,370
    20,800    CMS Energy Corp. (O) ............................................            352,976
    11,200    Consolidated Edison, Inc. (O) ...................................            527,408
     2,000    Constellation Energy Group, Inc. ................................            189,400
     8,200    DTE Energy Co. ..................................................            406,720
    15,300    Edison International ............................................            889,695
     6,000    Energy East Corp. (O) ...........................................            167,280
     1,900    Entergy Corp. ...................................................            227,753
     7,200    Mirant Corp.* ...................................................            304,992
     4,800    National Fuel Gas Co. (O) .......................................            232,752
     1,700    New Jersey Resources Corp. (O) ..................................             83,725
     5,700    NRG Energy, Inc. (O)* ...........................................            260,262
    12,200    NSTAR (O) .......................................................            428,952
     4,900    Oneok, Inc. .....................................................            244,706
    17,600    PG&E Corp. ......................................................            861,168
     8,550    PNM Resources, Inc. (O) .........................................            213,836
     6,600    PPL Corp. .......................................................            341,220
    12,100    Progress Energy, Inc. ...........................................            580,800
     4,000    Questar Corp. ...................................................            228,320
     9,300    Sempra Energy ...................................................            572,043
     5,900    UGI Corp. (O) ...................................................            157,058
     6,600    Westar Energy, Inc. (O) .........................................            175,692
     2,400    WGL Holdings, Inc. (O) ..........................................             81,408
     5,000    Wisconsin Energy Corp. ..........................................            239,400
    21,700    Xcel Energy, Inc. (O) ...........................................            489,335
                                                                                      ------------
                                                                                         9,724,337
                                                                                      ------------
              TOTAL COMMON STOCKS
              (Cost $72,065,571) ..............................................         78,776,555

                    See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
INVESTMENT COMPANY - 1.89%
--------------------------------------------------------------------------------------------------
 1,522,437    SSgA Prime Money Market Fund ....................................       $  1,522,437
                                                                                      ------------
              TOTAL INVESTMENT COMPANY (Cost $1,522,437) ......................          1,522,437

COLLATERAL FOR SECURITIES ON LOAN - 26.55%
--------------------------------------------------------------------------------------------------
21,383,931    State Street Navigator Securities
              Lending Prime Portfolio (I) .....................................         21,383,931
                                                                                      ------------
              TOTAL COLLATERAL FOR SECURITIES ON LOAN
              (Cost $21,383,931) ..............................................         21,383,931

TOTAL INVESTMENTS - 126.26%
--------------------------------------------------------------------------------------------------
(Cost $94,971,939**) ..........................................................        101,682,923

NET OTHER ASSETS AND LIABILITIES - (26.26)%
--------------------------------------------------------------------------------------------------
                                                                                       (21,147,796)

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $ 80,535,127

--------------------------------------------------------------------------------
*     Non-income producing.
**    Aggregate cost for Federal tax purposes was $95,054,711.
(I) Represents investments of cash collateral received in connection with securities lending.
(O)   All (or portion of security) on loan.
REIT  Real Estate Investment Trust.

    The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                    See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
60

================================================================================
MID CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 98.15%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 16.09%
    61,200    American Eagle Outfitters,Inc. (O) ..............................       $  1,455,336
    68,900    Carter's, Inc. (O)* .............................................          1,521,312
    29,000    DreamWorks Animation SKG, Inc., Class A (O)* ....................            944,240
    29,300    Gildan Activewear, Inc. (O)* ....................................          1,316,449
    44,000    Gymboree Corp. (O)* .............................................          1,497,320
    35,700    JOS A Bank Clothiers, Inc. (O)* .................................          1,042,797
    35,200    O'Reilly Automotive, Inc. (O)* ..................................          1,162,304
    17,300    priceline.com, Inc. (O)* ........................................          1,610,630
    32,300    Steiner Leisure, Ltd. (O)* ......................................          1,452,854
    25,800    True Religion Apparel, Inc. (O)* ................................            399,384
    10,100    Zumiez, Inc. (O)* ...............................................            422,786
                                                                                      ------------
                                                                                        12,825,412
                                                                                      ------------
              CONSUMER STAPLES - 0.55%
     6,400    Hansen Natural Corp. (O)* .......................................            435,200
                                                                                      ------------
              ENERGY - 11.91%
    11,000    Atwood Oceanics, Inc. (O)* ......................................            926,640
    58,400    Complete Production Services, Inc. (O)* .........................          1,162,160
    14,300    Grant Prideco, Inc. (O)* ........................................            702,988
    49,000    Hercules Offshore, Inc.* ........................................          1,324,960
    21,100    Noble Corp. .....................................................          1,117,245
     7,900    Noble Energy, Inc. ..............................................            604,666
    21,100    Pride International, Inc. (O)* ..................................            778,590
    30,600    St. Mary Land & Exploration Co. (O) .............................          1,296,216
    22,300    Ultra Petroleum Corp. (O)* ......................................          1,580,178
                                                                                      ------------
                                                                                         9,493,643
                                                                                      ------------
              FINANCIALS - 9.35%
    12,030    Affiliated Managers Group, Inc. (O)* ............................          1,582,546
     7,000    IntercontinentalExchange, Inc. (O)* .............................          1,247,400
    59,900    Invesco PLC, ADR (O) ............................................          1,836,534
    29,600    MBIA, Inc. (O) ..................................................          1,273,984
    14,100    optionsXpress Holdings,Inc. (O) .................................            419,616
    36,100    WR Berkley Corp. (O) ............................................          1,086,249
                                                                                      ------------
                                                                                         7,446,329
                                                                                      ------------
              HEALTH CARE - 16.54%
     3,100    Angiodynamics, Inc. (O)* ........................................             62,000
    28,300    Barr Pharmaceuticals, Inc. (O)* .................................          1,622,156
    11,900    Beckman Coulter, Inc. (O) .......................................            842,758
    13,600    Cephalon, Inc. (O)* .............................................          1,002,864
    14,800    Coventry Health Care, Inc. (O)* .................................            892,588
    33,900    Endo Pharmaceuticals Holdings, Inc.* ............................            993,270
    30,900    Health Net, Inc.* ...............................................          1,656,549
     9,100    Hologic, Inc. (O)* ..............................................            618,163
    38,500    Hospira, Inc.* ..................................................          1,591,205
    15,400    Invitrogen Corp.* ...............................................          1,399,398
    25,700    Psychiatric Solutions, Inc. (O)* ................................            017,720
    19,200    Waters Corp.* ...................................................          1,478,016
                                                                                      ------------
                                                                                        13,176,687
                                                                                      ------------
              INDUSTRIALS - 18.95%
    17,400    Carlisle Cos., Inc. (O) .........................................            686,430
    41,000    Graco, Inc. (O) .................................................          1,613,760
    54,500    Herman Miller, Inc. (O) .........................................          1,483,490
    48,700    HUB Group, Inc., Class A* ...... ................................          1,235,519
    34,300    Manpower, Inc. ..................................................          2,563,582
    31,900    Oshkosh Truck Corp. (O) .........................................          1,728,980
     9,600    Precision Castparts Corp. .......................................          1,438,176
    21,000    Robert Half International, ......................................            631,890
    18,100    Terex Corp. (O)* ................................................          1,343,382
    34,800    Thomas & Betts Corp. (O)* .......................................          1,949,148
     5,400    Triumph Group, Inc. (O) .........................................            429,948
                                                                                      ------------
                                                                                        15,104,305
                                                                                      ------------
              INFORMATION TECHNOLOGY - 20.71%
    30,700    Akamai Technologies, Inc. (O)* ..................................          1,203,133
    49,700    Amphenol Corp., Class A .........................................          2,200,219
    20,800    Autodesk, Inc.* .................................................          1,017,120
    30,000    Cognizant Technology Solutions Corp., Class A (O)* ..............          1,243,800
    12,400    DST Systems, Inc. (O)* ..........................................          1,050,404
    20,200    Flir Systems, Inc. (O)* .........................................          1,401,678
    68,400    Foundry Networks, Inc. (O)* .....................................          1,445,976
    33,900    Lam Research Corp. (O)* .........................................          1,701,780
     9,300    MEMC Electronic Materials, Inc. (O)* ............................            680,946
    26,500    Network Appliance, Inc. (O)* ....................................            834,485
    77,300    Perot Systems Corp.,  Class A (O)* ..............................          1,128,580
    11,000    Polycom, Inc.* ..................................................            307,780
    53,100    QLogic Corp. (O)* ...............................................            824,643
    26,199    Varian Semiconductor Equipment Associates, Inc.* ................          1,205,678
     5,200    VeriFone Holdings, Inc.* ........................................            257,036
                                                                                      ------------
                                                                                        16,503,258
                                                                                      ------------
              MATERIALS - 2.88%
    17,000    Cleveland-Cliffs, Inc. (O) ......................................          1,626,050
    26,800    Sealed Air Corp. (O) ............................................            668,124
                                                                                      ------------
                                                                                         2,294,174
                                                                                      ------------

                    See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
MID CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES - 1.17%
    16,100    NII Holdings, Inc. (O)* .........................................       $    933,800
                                                                                      ------------
              TOTAL COMMON STOCKS (Cost $69,628,377) ..........................         78,212,808
                                                                                      ------------
INVESTMENT COMPANY - 1.70%
--------------------------------------------------------------------------------------------------
 1,354,127    SSgA Prime Money Market Fund ....................................          1,354,127
                                                                                      ------------
              TOTAL INVESTMENT COMPANY (Cost $1,354,127) ......................          1,354,127

COLLATERAL FOR SECURITIES ON LOAN - 22.26%
--------------------------------------------------------------------------------------------------
17,738,847    State Street Navigator Securities Lending Prime Portfolio (I)....         17,738,847
                                                                                      ------------
              TOTAL COLLATERAL FOR SECURITIES ON LOAN (Cost $17,738,847) ......         17,738,847

TOTAL INVESTMENTS - 122.11%
--------------------------------------------------------------------------------------------------
(Cost $88,721,351**) ..........................................................         97,305,782

NET OTHER ASSETS AND LIABILITIES - (22.11)%
--------------------------------------------------------------------------------------------------
                                                                                       (17,617,831)
TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $ 79,687,951

--------------------------------------------------------------------------------
*   Non-income producing.
**  Aggregate cost for Federal tax purposes was $89,487,558.
(I) Represents investments of cash collateral received in connection with securities lending.
(O) All (or portion of security) on loan.
ADR American Depositary Receipt.
PLC Public Limited Company.

    The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                    See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
62

================================================================================
SMALL CAP VALUE FUND PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 94.28%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 15.74%
    19,600    Cato Corp./The, Class A .........................................        $   393,568
    10,600    CEC Entertainment, Inc.* ........................................            315,880
    14,800    Helen of Troy, Ltd.* ............................................            266,400
    19,100    Hibbett Sports, Inc.* ...........................................            450,569
     8,200    Matthews International Corp., Class A ...........................            373,674
     8,800    Modine Manufacturing Co. ........................................            204,688
     6,800    Sonic Corp.* ....................................................            168,504
    24,000    Stage Stores, Inc. ..............................................            450,240
     5,800    Tempur-Pedic International,  Inc. ...............................            208,800
     8,600    Unifirst Corp./MA ...............................................            323,618
    19,000    Valassis Communications, Inc.* ..................................            187,150
                                                                                       -----------
                                                                                         3,343,091
                                                                                       -----------
              CONSUMER STAPLES - 5.92%
    17,800    Casey's General Stores, Inc. ....................................            507,300
     6,900    Herbalife, Ltd. .................................................            304,221
     9,600    Lance, Inc. .....................................................            203,328
     5,000    Universal Corp./Richmond VA......................................            243,700
                                                                                       -----------
                                                                                         1,258,549
                                                                                       -----------
              ENERGY - 5.02%
    10,200    Penn Virginia Corp. .............................................            493,680
    10,600    Whiting Petroleum Corp.* ........................................            573,036
                                                                                       -----------
                                                                                         1,066,716
                                                                                       -----------
              FINANCIALS - 25.55%
     5,800    Acadia Realty Trust, REIT .......................................            153,700
     7,300    American Campus Communities, Inc., REIT .........................            207,612
    14,300    Ares Capital Corp. ..............................................            237,952
    18,870    Asset Acceptance Capital Corp.* .................................            203,041
    23,300    Assured Guaranty, Ltd. ..........................................            537,531
     6,200    Asta Funding, Inc. ..............................................            220,348
     5,400    Cousins Properties, Inc., REIT ..................................            155,466
     9,000    Credit Acceptance Corp.* ........................................            201,600
     8,900    Delphi Financial Group, Inc., Class A ...........................            344,875
     8,400    Financial Federal Corp. .........................................            226,968
     4,900    First Midwest Bancorp, Inc./IL ..................................            165,032
    11,620    International Bancshares Corp. ..................................            254,013
     4,600    IPC Holdings, Ltd. ..............................................            137,586
     6,200    Maguire Properties, Inc., REIT ..................................            168,950
     5,200    MB Financial, Inc. ..............................................            173,368
    13,600    NewAlliance Bancshares, Inc. ....................................            190,264
     1,800    Pennsylvania Real Estate Investment Trust, REIT .................             68,670
     6,400    Platinum Underwriters Holdings, Ltd. ............................            230,400
     2,900    PS Business Parks, Inc., REIT ...................................            169,070
    29,300    RAIT Investment Trust, REIT .....................................            266,630
    12,700    Realty Income Corp., REIT .......................................            375,158
    12,200    Universal American Financial Corp.* .............................            295,972
    19,900    U-Store-It Trust, REIT ..........................................            256,710
     3,900    Westamerica Bancorporation ......................................            187,512
                                                                                       -----------
                                                                                         5,428,428
                                                                                       -----------
              HEALTH CARE - 5.23%
    14,300    Amsurg Corp.* ...................................................            378,235
    13,600    Centene Corp.* ..................................................            317,288
     4,100    Corvel Corp.* ...................................................            108,978
     5,700    Orthofix International N.V.* ....................................            307,230
                                                                                       -----------
                                                                                         1,111,731
                                                                                       -----------
              INDUSTRIALS - 23.69%
    15,900    ACCO Brands Corp.* ..............................................            340,896
     9,600    Acuity Brands, Inc. .............................................            458,880
    25,600    Airtran Holdings, Inc.* .........................................            266,496
     6,500    Albany International Corp., Class A .............................            243,750
     9,700    Belden, Inc. ....................................................            565,219
    14,900    Bowne & Co., Inc. ...............................................            258,962
    17,500    Carlisle Cos., Inc. .............................................            690,375
    16,500    Deswell Industries, Inc. ........................................            166,650
     6,100    ESCO Technologies, Inc.* ........................................            252,479
    10,700    Genesee & Wyoming, Inc.,  Class A* ..............................            313,724
    12,000    Mueller Industries, Inc. ........................................            431,520
     9,400    Quixote Corp. ...................................................            171,926
     8,200    Simpson Manufacturing Co., Inc. .................................            245,918
     9,200    Trex Co., Inc.* .................................................             99,728
     5,600    United Stationers, Inc.* ........................................            324,296
    14,500    Vitran Corp., Inc.* .............................................            202,710
                                                                                       -----------
                                                                                         5,033,529
                                                                                       -----------
              INFORMATION TECHNOLOGY - 4.72%
     8,200    Electronics for Imaging* ........................................            186,960
     7,300    MAXIMUS, Inc. ...................................................            349,816
    18,100    NAM TAI Electronics, Inc. .......................................            218,105
    14,500    Xyratex, Ltd.* ..................................................            247,660
                                                                                       -----------
                                                                                         1,002,541
                                                                                       -----------
              MATERIALS - 2.77%
     4,800    Aptargroup, Inc. ................................................            214,560
     4,400    Compass Minerals International, Inc. ............................            162,404
     3,800    Deltic Timber Corp. .............................................            212,496
                                                                                       -----------
                                                                                           589,460
                                                                                       -----------

                    See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
SMALL CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES - 0.98%
     5,800    Atlantic Tele-Network, Inc. .....................................        $   208,278
                                                                                       -----------
              UTILITIES - 4.66%
     5,600    Atmos Energy Corp. ..............................................            157,080
     2,700    New Jersey Resources Corp. ......................................            132,975
    12,900    PNM Resources, Inc. .............................................            322,629
     8,800    Westar Energy, Inc. .............................................            234,256
     4,200    WGL Holdings, Inc. ..............................................            142,464
                                                                                       -----------
                                                                                           989,404
                                                                                       -----------
              TOTAL COMMON STOCKS (Cost $20,237,480) ..........................         20,031,727
                                                                                       -----------

Par Value
---------
CERTIFICATE OF DEPOSIT - 1.52%
--------------------------------------------------------------------------------------------------
$323,427      State Street Eurodollar 2.650%, due 11/01/07 ....................            323,427
                                                                                       -----------
              TOTAL CERTIFICATE OF DEPOSIT (Cost $323,427) ....................            323,427
                                                                                       -----------
INVESTMENT COMPANY - 4.41%
--------------------------------------------------------------------------------------------------
 937,582      SSgA Prime Money Market Fund ....................................            937,582
                                                                                       -----------
              TOTAL INVESTMENT COMPANY (Cost $937,582) ........................            937,582

TOTAL INVESTMENTS - 100.21%
--------------------------------------------------------------------------------------------------
(Cost $21,498,489**) ..........................................................         21,292,736

NET OTHER ASSETS AND LIABILITIES - (0.21)%
--------------------------------------------------------------------------------------------------
                                                                                           (46,147)
TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                       $21,246,589

--------------------------------------------------------------------------------
 *    Non-income producing.
**    Aggregate cost for Federal tax purposes was  $21,500,470.
REIT  Real Estate Investment Trust.

      The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                    See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
64

================================================================================
SMALL CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 96.19%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 14.69%
     2,500    Applebees International, Inc. ...................................        $    63,350
     1,200    Buffalo Wild Wings, Inc.* .......................................             36,792
     4,600    Cabela's, Inc.* .................................................             89,792
     4,900    California Pizza Kitchen, Inc.* .................................             79,282
     3,300    Carmax, Inc.* ...................................................             68,871
     3,700    Charlotte Russe Holding, Inc.* ..................................             53,613
     3,500    Children's Place Retail Stores, Inc./The* .......................             89,600
     4,300    Coldwater Creek, Inc.* ..........................................             38,485
     1,100    Columbia Sportswear Co. .........................................             53,625
     2,500    Ctrip.com International, Ltd., ADR ..............................            140,900
     2,300    Deckers Outdoor Corp.* ..........................................            321,517
     3,700    Dick's Sporting Goods, Inc.* ....................................            123,469
     2,000    Dollar Tree Stores, Inc.* .......................................             76,600
     1,200    DSW, Inc., Class A* .............................................             27,000
     3,700    Focus Media Holding, Ltd., ADR* .................................            229,400
     3,000    Fossil, Inc.* ...................................................            112,680
     5,400    FTD Group, Inc. .................................................             75,870
     2,100    GameStop Corp., Class A* ........................................            124,362
     2,600    Genesco, Inc.* ..................................................            120,120
     2,500    GSI Commerce, Inc.* .............................................             71,225
     3,200    iRobot Corp.* ...................................................             57,888
     4,100    Jack in the Box, Inc.* ..........................................            128,617
     1,200    Lamar Advertising Co., Class A ..................................             64,152
     2,500    LKQ Corp.* ......................................................             96,400
     1,100    Men's Wearhouse, Inc. ...........................................             46,486
     3,200    Outdoor Channel Holdings, Inc.* .................................             28,768
     2,800    Papa John's International, Inc.* ................................             65,240
     5,000    Pinnacle Entertainment, Inc.* ...................................            146,000
       500    priceline.com, Inc.* ............................................             46,550
     1,400    Red Robin Gourmet Burgers, Inc.* ................................             56,028
     2,800    Sauer-Danfoss, Inc. .............................................             72,520
     3,600    Scientific Games Corp., Class A* ................................             30,140
     1,300    Sotheby's .......................................................             70,421
     3,900    Systemax, Inc. ..................................................             91,260
     1,000    Tractor Supply Co.* .............................................             41,440
     4,600    Volcom, Inc.* ...................................................            134,550
     4,600    Warnaco Group, Inc./The* ........................................            187,174
     2,700    Winnebago Industries ............................................             69,606
    10,800    World Wrestling Entertainment, Inc. Class A .....................            164,160
                                                                                       -----------
                                                                                         3,693,953
                                                                                       -----------
              CONSUMER STAPLES - 1.00%
     5,800    John B. Sanfilippo & SON* .......................................             49,590
     2,700    Pantry, Inc./The* ...............................................             75,654
     3,000    Reddy Ice Holdings, Inc. ........................................             83,070
     1,900    Spartan Stores, Inc. ............................................             42,237
                                                                                       -----------
                                                                                           250,551
                                                                                       -----------
              ENERGY - 5.34%
     2,600    Arch Coal, Inc. .................................................            106,600
     4,200    Basic Energy Services, Inc.* ....................................             83,118
     8,100    Cabot Oil & Gas Corp. ...........................................            321,489
     2,900    Carrizo Oil & Gas, Inc.* ........................................            149,031
     1,300    Dawson Geophysical Co.* .........................................            103,753
     2,400    Lufkin Industries, Inc. .........................................            142,704
     3,500    NATCO Group, Inc., Class A* .....................................            186,585
     1,900    Tetra Technologies, Inc.* .......................................             37,411
     3,700    W-H Energy Services, Inc.* ......................................            212,972
                                                                                       -----------
                                                                                         1,343,663
                                                                                       -----------
              FINANCIALS - 6.35%
     1,200    Alexandria Real Estate Equities, Inc., REIT .....................            123,768
     6,400    American Physicians Capital, Inc. ...............................            278,784
     2,700    Boston Private Financial Holdings, Inc. .........................             77,652
     3,600    CompuCredit Corp.* ..............................................             71,748
     2,500    GFI Group, Inc.* ................................................            215,800
     3,000    Greenhill & Co., Inc. ...........................................            221,940
     2,900    Mid-America Apartment Communities, Inc., REIT ...................            150,800
     4,800    Penson Worldwide, Inc.* .........................................             81,264
     2,600    SVB Financial Group* ............................................            134,654
     5,350    SWS Group, Inc. .................................................            101,596
     2,400    Tower Group, Inc. ...............................................             72,456
     2,000    Waddell & Reed Financial, Inc., Class A .........................             66,440
                                                                                       -----------
                                                                                         1,596,902
                                                                                       -----------
              HEALTH CARE - 15.78%
     1,000    Alexion Pharmaceuticals, Inc.* ..................................             76,500
     4,800    Align Technology, Inc.* .........................................             99,360
     9,300    Alkermes, Inc.* .................................................            150,660
     2,600    Allscripts Healthcare Solutions, Inc.* ..........................             72,020
     4,500    Arthrocare Corp.* ...............................................            291,780
    10,900    Bradley Pharmaceuticals, Inc.* ..................................            214,403
     4,000    Corvel Corp.* ...................................................            106,320
    10,100    Cutera, Inc.* ...................................................            247,652
     7,900    Cypress Bioscience, Inc.* .......................................            106,571
     5,500    Hologic, Inc.* ..................................................            373,615
     5,000    InterMune, Inc.* ................................................             99,600

                    See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
SMALL CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              HEALTH CARE (CONTINUED)
     6,400    inVentiv Health, Inc.* ..........................................        $   270,272
     5,000    Kendle International, Inc.* .....................................            201,650
     2,900    KV Pharmaceutical Co., Class A* .................................             90,886
     1,900    Kyphon, Inc.* ...................................................            134,672
     4,400    LHC Group, Inc.* ................................................            101,112
     3,900    LifePoint Hospitals, Inc.* ......................................            119,028
     5,700    Medcath Corp.* ..................................................            158,061
     4,400    Medicines Co./The* ..............................................             84,260
     3,900    Noven Pharmaceuticals, Inc.* ....................................             60,294
     6,100    Omnicell, Inc.* .................................................            161,040
     4,400    Parexel International Corp.* ....................................            202,400
     9,800    Sun Healthcare Group, Inc.* .....................................            158,270
     2,700    Sunrise Senior Living, Inc.* ....................................             99,900
     5,400    Trizetto Group* .................................................             88,236
     1,400    Ventana Medical Systems, Inc.* ..................................            123,200
     2,800    Wright Medical Group, Inc.* .....................................             74,200
                                                                                       -----------
                                                                                         3,965,962
                                                                                       -----------
              INDUSTRIALS - 27.01%
     7,600    AAR Corp.* ......................................................            243,580
     2,100    Actuant Corp., Class A ..........................................            144,858
     3,200    Advisory Board Co./The* .........................................            205,472
     1,500    Aecom Technology Corp.* .........................................             50,655
     4,600    American Commercial Lines, Inc.* ................................             68,586
     2,600    American Reprographics Co.* .....................................             52,728
     3,100    BE Aerospace, Inc.* .............................................            154,101
     4,000    Bucyrus International, Inc., Class A ............................            330,000
     3,600    Cenveo, Inc.* ...................................................             81,288
     1,100    Clean Harbors, Inc.* ............................................             54,153
     6,000    COMSYS IT Partners, Inc.* .......................................            106,680
     2,600    Continental Airlines, Inc., Class B* ............................             89,310
     1,000    CRA International, Inc.* ........................................             51,780
     3,400    EnPro Industries, Inc.* .........................................            139,434
     4,500    FTI Consulting, Inc.* ...........................................            244,350
     3,300    G&K Services, Inc., Class A .....................................            133,782
     3,200    General Cable Corp.* ............................................            230,368
     2,100    Genesee & Wyoming, Inc., Class A* ...............................             61,572
     1,500    Geo Group, Inc./The* ............................................             47,445
     6,000    H&E Equipment Services, Inc.* ...................................            105,780
     5,600    Healthcare Services Group .......................................            122,976
     4,300    Heico Corp. .....................................................            234,092
     8,000    HUB Group, Inc., Class A* .......................................            202,960
     6,700    Hudson Highland Group, Inc.* ....................................             76,916
     1,400    Huron Consulting Group, Inc.* ...................................             97,832
     1,400    IHS, Inc., Class A* .............................................             88,270
     6,800    Innovative Solutions & Support, Inc.* ...........................            147,016
     4,900    Interface, Inc., Class A ........................................             93,737
     2,000    Kaydon Corp. ....................................................            107,580
     2,800    Kenexa Corp.* ...................................................             82,096
     4,100    Ladish Co., Inc.* ...............................................            188,149
     6,600    Lan Airlines S.A., ADR ..........................................            109,824
     1,400    Landstar System, Inc. ...........................................             58,926
     6,900    LMI Aerospace, Inc.* ............................................            184,989
     3,800    Middleby Corp.* .................................................            247,646
     1,200    M&F Worldwide Corp.* ............................................             62,964
     2,800    NCI Building Systems, Inc.* .....................................            109,704
     6,700    On Assignment, Inc.* ............................................             55,878
       800    Perini Corp.* ...................................................             45,880
     2,700    Polypore International, Inc.* ...................................             46,332
     2,300    Quanta Services, Inc.* ..........................................             75,900
     2,900    RBC Bearings, Inc.* .............................................            116,551
     1,000    Robbins & Myers, Inc. ...........................................             72,300
     1,100    Simpson Manufacturing Co., Inc. .................................             32,989
     1,900    Stericycle, Inc.* ...............................................            110,827
     2,700    TeleTech Holdings, Inc.* ........................................             67,311
     3,800    Triumph Group, Inc. .............................................            302,556
     4,100    UAP Holding Corp. ...............................................            130,503
     5,500    Wabtec Corp. ....................................................            206,415
     3,500    Washington Group International, Inc.* ...........................            340,725
     3,500    Watsco, Inc. ....................................................            145,740
     8,100    Williams Scotsman International, Inc. (L)* ......................            228,825
                                                                                       -----------
                                                                                         6,790,331
                                                                                       -----------
              INFORMATION TECHNOLOGY - 18.73%
       800    Anixter International, Inc.* ....................................             57,480
     9,900    Ansoft Corp.* ...................................................            297,792
     7,100    Ansys, Inc.* ....................................................            275,551
    10,100    Arris Group, Inc.* ..............................................            116,150
     3,200    Blackboard, Inc.* ...............................................            159,680
     1,000    Cabot Microelectonics Corp.* ....................................             39,680
     1,300    CACI International, Inc., Class A* ..............................             70,005
     3,400    Cognex Corp. ....................................................             61,132
     4,500    Comtech Telecommunications Corp.* ...............................            244,125
     3,600    Cymer, Inc.* ....................................................            153,000
     5,950    Diodes, Inc.* ...................................................            196,707
     3,600    EMS Technologies, Inc.* .........................................            100,944
     3,100    Emulex Corp.* ...................................................             67,146
     1,200    FARO Technologies, Inc.* ........................................             34,512
     1,900    Flir Systems, Inc.* .............................................            131,841
    10,300    i2 Technologies, Inc.* ..........................................            174,688
     6,400    Infospace, Inc. .................................................            123,712

                    See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
66

================================================================================
SMALL CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (CONTINUED)
       900    Itron, Inc.* ....................................................        $    96,741
     2,100    Littelfuse, Inc.* ...............................................             66,843
     1,300    Loral Space& Communications, Inc.* ..............................             52,494
     4,600    Manhattan Associates, Inc.* .....................................            138,736
     2,500    Micros Systems, Inc.* ...........................................            179,550
     5,000    Microsemi Corp.* ................................................            133,050
     5,600    Nice Systems, Ltd., ADR* ........................................            220,808
     2,900    Perficient, Inc.* ...............................................             54,665
     1,400    Quality Systems, Inc. ...........................................             50,722
     4,900    Rackable Systems, Inc.* .........................................             66,934
     5,800    Red Hat, Inc.* ..................................................            125,222
     1,200    Rofin-Sinar Technologies, Inc.* .................................             94,344
     2,400    SiRF Technology Holdings, Inc.* .................................             71,544
     2,900    Standard Microsystems Corp.* ....................................            113,100
     4,800    SYKES Enterprises, Inc.*.........................................             84,720
     1,200    Technitrol, Inc. ................................................             35,292
     1,300    The9, Ltd., ADR* ................................................             41,275
     2,700    THQ, Inc.* ......................................................             73,143
     3,900    Valueclick, Inc.* ...............................................            106,041
     2,150    Varian Semiconductor Equipment Associates, Inc.* ................             98,943
     1,100    VeriFone Holdings, Inc.* ........................................             54,373
     4,800    Verint Systems, Inc.* ...........................................            120,384
     2,900    Wright Express Corp.* ...........................................            112,230
     8,400    Zoran Corp.* ....................................................            214,200
                                                                                       -----------
                                                                                         4,709,499
                                                                                       -----------
              MATERIALS - 5.66%
     3,300    Airgas, Inc. ....................................................            166,551
     3,100    AK Steel Holding Corp.* .........................................            155,403
     2,900    Century Aluminum Co.* ...........................................            168,751
     1,400    Greif, Inc., Class A ............................................             89,040
     4,800    Owens-Illinois, Inc.* ...........................................            213,216
     1,500    Rock-Tenn Co., Class A ..........................................             43,740
     6,800    Silgan Holdings, Inc. ...........................................            371,076
     5,800    Terra Industries, Inc.* .........................................            213,962
                                                                                       -----------
                                                                                         1,421,739
                                                                                       -----------
              TELECOMMUNICATION SERVICES - 1.32%
     8,100    Dobson Communications Corp., Class A* ...........................            104,814
     6,000    NTELOS Holdings Corp. ...........................................            181,140
     3,400    PAETEC Holding Corp.* ...........................................             45,730
                                                                                       -----------
                                                                                           331,684
                                                                                       -----------
              UTILITIES - 0.31%
       600    Energen Corp. ...................................................             38,400
       700    ITC Holdings Corp. ..............................................             40,068
                                                                                       -----------
                                                                                            78,468
                                                                                       -----------
              TOTAL COMMON STOCKS (Cost $22,521,102) ..........................         24,182,752

COMMON STOCK UNIT - 0.68%
--------------------------------------------------------------------------------------------------
              ENERGY - 0.68%
     4,400    Copano Energy LLC ...............................................            170,324
                                                                                       -----------
              TOTAL COMMON STOCK UNIT (Cost $185,493) .........................            170,324

INVESTMENT COMPANY - 2.13%
--------------------------------------------------------------------------------------------------
   536,601    SSgA Prime Money Market Fund ....................................            536,601
                                                                                       -----------
              TOTAL INVESTMENT COMPANY (Cost $536,601) ........................            536,601

TOTAL INVESTMENTS - 99.00%
--------------------------------------------------------------------------------------------------
(Cost $23,243,196**) ..........................................................         24,889,677

NET OTHER ASSETS AND LIABILITIES - 1.00%
--------------------------------------------------------------------------------------------------
                                                                                           251,010

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                       $25,140,687

--------------------------------------------------------------------------------
 *   Non-income producing.
**   Aggregate cost for Federal tax purposes was $23,286,008.
(L) Security valued at fair value using methods determined in good faith by and under the general supervision of the Board of Trustees (see note 2).
ADR  American Depositary Receipt.
REIT Real Estate Investment Trust.

     The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 95.10%
--------------------------------------------------------------------------------------------------
           ARGENTINA - 0.33%
   7,900   Tenaris S.A., ADR ..................................................       $    425,020
                                                                                      ------------
           AUSTRALIA - 0.32%
  20,760   ABC Learning Centres, Ltd. (O) .....................................            127,615
  23,748   Fairfax Media, Ltd. (O) ............................................            104,961
  15,935   James Hardie Industries N.V. .......................................             96,567
  28,849   Macquarie Infrastructure Group (O) .................................             85,189
                                                                                      ------------
                                                                                           414,332
                                                                                      ------------
           AUSTRIA - 0.07%
   3,427   CAT Oil AG* ........................................................             91,782
                                                                                      ------------
           BAHRAIN - 0.07%
   3,089   Investcorp Bank BSC, GDR ...........................................             83,403
      14   Investcorp Bank BSC, GDR (C) .......................................                368
                                                                                      ------------
                                                                                            83,771
                                                                                      ------------
           BELGIUM - 1.20%
  15,359   InBev N.V. .........................................................          1,450,193
   2,395   Telenet Group Holding N.V.* ........................................             88,217
                                                                                      ------------
                                                                                         1,538,410
                                                                                      ------------
           BRAZIL - 1.05%
     610   Brasil Telecom Participacoes S.A., ADR .............................             45,378
   5,500   Empresa Brasileira de Aeronautica S.A., ADR ........................            268,235
  18,200   JHSF Participacoes S.A.* ...........................................             85,785
   3,650   Petroleo Brasileiro S.A., ADR ......................................            349,049
  10,777   Redecard S.A.* .....................................................            223,011
   8,090   Souza Cruz S.A. ....................................................            227,908
   5,130   Tam S.A., ADR ......................................................            151,335
                                                                                      ------------
                                                                                         1,350,701
                                                                                      ------------
           EGYPT - 0.63%
   2,781   Eastern Tobacco* ...................................................            212,464
     550   Egyptian Co. for Mobile Services ...................................             19,445
   4,104   Orascom Construction Industries ....................................            375,634
  13,690   Orascom Telecom Holding S.A.E. .....................................            197,426
                                                                                      ------------
                                                                                           804,969
                                                                                      ------------
           FINLAND - 2.21%
   2,200   Konecranes OYJ .....................................................             99,442
  65,500   Nokia OYJ ..........................................................          2,598,269
   4,450   Sampo OYJ, A Shares ................................................            139,729
                                                                                      ------------
                                                                                         2,837,440
                                                                                      ------------
           FRANCE - 9.92%
  21,351   AXA S.A. ...........................................................            957,415
  11,256   BNP Paribas ........................................................          1,245,282
   1,419   Carbone Lorraine ...................................................            127,293
  38,800   Gaz de France S.A. (O) .............................................          2,206,664
  13,200   Groupe Danone (O) ..................................................          1,132,487
   6,108   Lafarge S.A. (O) ...................................................            996,146
   1,257   Neopost S.A. .......................................................            145,868
  30,521   Sanofi-Aventis (O) .................................................          2,682,019
  40,115   Total S.A. (O) .....................................................          3,233,450
                                                                                      ------------
                                                                                        12,726,624
                                                                                      ------------
           GERMANY - 11.38%
   1,666   Aareal Bank AG .....................................................             86,648
  17,200   Adidas AG ..........................................................          1,149,168
   6,450   Allianz SE .........................................................          1,453,309
   3,596   Compugroup Holding AG* .............................................             74,653
  11,600   Continental AG .....................................................          1,755,216
  31,700   Daimler AG .........................................................          3,500,513
  61,100   Deutsche Post AG ...................................................          1,852,498
   9,900   E.ON AG ............................................................          1,933,312
     903   Pfeiffer Vacuum Technology AG ......................................             77,168
   1,627   SGL Carbon AG* .....................................................             95,469
  18,614   Siemens AG .........................................................          2,533,012
   3,147   Symrise AG* ........................................................             94,121
                                                                                      ------------
                                                                                        14,605,087
                                                                                      ------------
           GREECE - 0.98%
  15,510   National Bank of Greece S.A. .......................................          1,081,703
   4,380   Piraeus Bank S.A. ..................................................            176,132
                                                                                      ------------
                                                                                         1,257,835
                                                                                      ------------
           HONG KONG - 0.19%
  13,950   Esprit Holdings, Ltd. ..............................................            237,570
                                                                                      ------------
           HUNGARY - 0.09%
     512   Richter Gedeon Nyrt. ...............................................            111,169
                                                                                      ------------
           INDIA - 1.43%
   2,300   Grasim Industries, Ltd. ............................................            218,547
   8,791   Hero Honda Motors, Ltd. ............................................            162,958
  29,254   Hindustan Unilever, Ltd. ...........................................            154,735
  13,079   Oil & Natural Gas Corp., Ltd. ......................................            421,104
  13,100   Punjab National Bank, Ltd. .........................................            176,385
  23,424   Satyam Computer Services, Ltd. .....................................            285,969
   7,647   State Bank of India, Ltd. ..........................................            409,040
                                                                                      ------------
                                                                                         1,828,738
                                                                                      ------------
           INDONESIA - 0.62%
 329,000   Bank Mandiri Persero Tbk PT ........................................            138,257
 104,500   PT Astra International Tbk .........................................            296,764
   3,870   Telekomunikasi Indonesia Tbk PT, ADR ...............................            186,728
 144,000   United Tractors Tbk PT .............................................            175,943
                                                                                      ------------
                                                                                           797,692
                                                                                      ------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
68

================================================================================
INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
           IRELAND - 0.97%
   8,308   Anglo Irish Bank Corp. PLC .........................................       $    140,115
  25,687   CRH PLC ............................................................            983,956
   4,179   DCC PLC ............................................................            115,279
                                                                                      ------------
                                                                                         1,239,350
                                                                                      ------------
           ISLE OF MAN - 0.03%
   8,900   Hansard Global PLC .................................................             45,660
                                                                                      ------------
           ISRAEL - 0.40%
  56,270   Bank Hapoalim BM ...................................................            310,486
  18,172   Israel Chemicals, Ltd. .............................................            201,480
                                                                                      ------------
                                                                                           511,966
                                                                                      ------------
           ITALY - 2.79%
  15,130   Aicon SpA* .........................................................             81,594
  47,400   ENI SpA (O) ........................................................          1,730,033
 206,074   UniCredito Italiano SpA ............................................          1,769,787
                                                                                      ------------
                                                                                         3,581,414
                                                                                      ------------
           JAPAN - 14.84%
   2,420   ABC-Mart, Inc. .....................................................             49,633
   6,900   Amano Corp. ........................................................             86,502
   3,500   Asahi Pretec Corp. (O) .............................................            120,422
  16,400   Canon, Inc. ........................................................            829,234
   4,300   Chiyoda Corp. (O) ..................................................             79,707
      35   Creed Corp. (O) ....................................................            104,983
  37,190   Daito Trust Construction Co., Ltd. .................................          1,723,859
   3,360   Don Quijote Co., Ltd. (O) ..........................................             68,149
     147   East Japan Railway Co. .............................................          1,210,952
   3,300   Eizo Nanao Corp. ...................................................            110,584
   3,000   Hisamitsu Pharmaceutical Co., Inc. (O) .............................             82,570
  28,500   HOYA Corp. .........................................................          1,036,533
   6,320   Ichiyoshi Securities Co., Ltd. (O) .................................             68,753
   2,130   Ito En, Ltd. (O) ...................................................             44,947
   1,800   Jafco Co., Ltd. (O) ................................................             73,821
     277   Japan Tobacco, Inc. ................................................          1,613,317
  42,750   JSR Corp. (O) ......................................................          1,107,178
     110   KK DaVinci Advisors (O)* ...........................................            113,714
   3,000   Konami Corp. .......................................................             88,848
   1,900   Mars Engineering Corp. (O) .........................................             27,068
   4,900   MISUMI Group, Inc. (O) .............................................             83,047
  16,300   Nidec Corp. (O) ....................................................          1,228,230
  55,700   Nomura Holdings, Inc. ..............................................            993,080
   7,050   OSG Corp. (O) ......................................................             89,227
     209   Sony Financial Holdings, Inc.* .....................................            752,353
     185   Sumitomo Mitsui Financial Group, Inc. (O) ..........................          1,510,622
 141,700   Sumitomo Trust & Banking Co., Ltd./The .............................          1,053,040
   7,000   Suruga Bank, Ltd. ..................................................             92,076
   2,100   Sysmex Corp. (O) ...................................................             85,941
  13,500   Takeda Pharmaceutical Co., Ltd. ....................................            843,208
  43,900   THK Co., Ltd. (O) ..................................................            966,183
 336,000   Tokyo Gas Co., Ltd. ................................................          1,502,795
   1,210   USS Co., Ltd. ......................................................             79,144
  10,910   Yamada Denki Co., Ltd. (O) .........................................          1,123,721
                                                                                      ------------
                                                                                        19,043,441
                                                                                      ------------
           MALAYSIA - 0.14%
  11,100   British American Tobacco Malaysia Bhd ..............................            134,354
  49,600   PLUS Expressways Bhd ...............................................             49,898
                                                                                      ------------
                                                                                           184,252
                                                                                      ------------
           MEXICO - 0.75%
   8,446   Cemex SAB de C.V., ADR* ............................................            259,039
   5,440   Desarrolladora Homex SAB de C.V., ADR* .............................            307,414
   2,400   Fomento Economico Mexicano SAB de C.V., ADR ........................             85,464
   8,090   Grupo Televisa S.A., ADR ...........................................            201,037
  26,850   Kimberly-Clark de Mexico SAB de C.V., Class A ......................            114,392
                                                                                      ------------
                                                                                           967,346
                                                                                      ------------
           NETHERLANDS - 2.60%
   2,784   Advanced Metallurgical Group N.V.* .................................            198,878
   3,228   Boskalis Westminster ...............................................            196,617
   2,269   Fugro N.V. .........................................................            199,215
  16,400   Heineken N.V. ......................................................          1,148,595
   1,055   Hunter Douglas N.V. ................................................             98,545
   3,847   Ordina N.V. ........................................................             75,322
   2,687   SBM Offshore N.V. ..................................................            103,508
  27,280   TNT N.V. ...........................................................          1,120,195
   3,373   USG People N.V. ....................................................            103,248
   4,939   Wavin N.V. .........................................................             85,492
                                                                                      ------------
                                                                                         3,329,615
                                                                                      ------------
           NEW ZEALAND - 0.65%
 250,189   Telecom Corp. of New Zealand, Ltd. (O) .............................            838,688
                                                                                      ------------
           NORWAY - 0.17%
   3,500   Acergy S.A. (O) ....................................................            100,851
  10,470   Songa Offshore ASA* ................................................            120,900
                                                                                      ------------
                                                                                           221,751
                                                                                      ------------
           PHILIPPINES - 0.26%
   4,800   Philippine Long Distance Telephone Co., ADR ........................            329,280
                                                                                      ------------
           PORTUGAL - 0.06%
  10,755   Banif SGPS S.A. ....................................................             80,220
                                                                                      ------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
           RUSSIA - 0.82%
   1,810   Evraz Group S.A., GDR ..............................................       $    136,655
   3,390   Mobile Telesystems OJSC, ADR .......................................            281,370
   6,230   Oriflame Cosmetics S.A., SDR .......................................            376,668
  55,952   TNK-BP Holding* ....................................................            127,858
     400   Vsmpo-Avisma Corp. .................................................            127,000
                                                                                      ------------
                                                                                         1,049,551
                                                                                      ------------
           SINGAPORE - 2.65%
  67,000   DBS Group Holdings, Ltd. ...........................................          1,045,342
 828,800   Singapore Telecommunications, Ltd. .................................          2,351,237
                                                                                      ------------
                                                                                         3,396,579
                                                                                      ------------
           SOUTH AFRICA - 1.71%
  10,168   Aquarius Platinum, Ltd. ............................................            390,014
  17,944   Imperial Holdings, Ltd. ............................................            364,061
   8,257   Kumba Iron Ore, Ltd. ...............................................            321,071
   5,589   Murray & Roberts Holdings, Ltd. ....................................             85,221
   7,436   Naspers, Ltd. ......................................................            234,661
   5,100   Nedbank Group, Ltd. ................................................            111,703
  22,560   Pretoria Portland Cement Co., Ltd. .................................            163,935
  31,223   Sanlam, Ltd. .......................................................            113,849
  44,278   Steinhoff International Holdings, Ltd. .............................            137,056
  54,075   Truworths International, Ltd. ......................................            270,184
                                                                                      ------------
                                                                                         2,191,756
                                                                                      ------------
           SOUTH KOREA - 1.85%
     140   Amorepacific Corp. .................................................            133,798
     644   GS Engineering & Construction Corp. ................................            135,979
   1,165   Hite Brewery Co., Ltd. .............................................            176,295
     820   Kangwon Land, Inc. .................................................             22,207
   7,109   Kookmin Bank .......................................................            587,044
   1,569   Samsung Electronics Co., Ltd., GDR (C) .............................            480,741
   6,620   Shinhan Financial Group Co., Ltd. ..................................            431,613
     209   SK Telecom Co., Ltd. ...............................................             49,236
   2,000   SK Telecom Co., Ltd., ADR ..........................................             61,620
   7,880   Woongjin Coway Co., Ltd. ...........................................            301,360
                                                                                      ------------
                                                                                         2,379,893
                                                                                      ------------
           SPAIN - 1.87%
  97,600   Banco Santander S.A. (O) ...........................................          2,130,684
   2,200   Codere S.A.* .......................................................             64,007
   3,950   Indra Sistemas S.A. (O) ............................................            114,774
   2,306   Prosegur Cia de Seguridad S.A. .....................................             89,916
                                                                                      ------------
                                                                                         2,399,381
                                                                                      ------------
           SWEDEN - 0.85%
   7,180   Elekta AB, B Shares (O) ............................................            138,886
   3,680   Getinge AB, B Shares ...............................................             97,650
   9,010   KappAhl Holding AB .................................................            111,984
 249,000   Telefonaktiebolaget LM Ericsson, B Shares ..........................            746,975
                                                                                      ------------
                                                                                         1,095,495
                                                                                      ------------
           SWITZERLAND - 7.04%
      20   Bank Sarasin & Cie AG, Series B ....................................             94,515
     176   Banque Cantonale Vaudoise ..........................................             79,867
     390   Burckhardt Compression Holding AG ..................................            119,089
  24,368   Credit Suisse Group ................................................          1,644,213
   6,417   Nestle S.A. ........................................................          2,964,638
  56,785   Novartis AG ........................................................          3,023,570
      43   Sika AG ............................................................             85,339
   1,500   Swissquote Group Holding S.A. ......................................             99,801
   3,047   Zurich Financial Services AG .......................................            920,271
                                                                                      ------------
                                                                                         9,031,303
                                                                                      ------------
           TAIWAN - 1.05%
  97,000   Advanced Semiconductor Engineering, Inc. ...........................            119,240
  35,690   Advantech Co., Ltd. ................................................             97,411
 291,399   Chinatrust Financial Holding Co., Ltd.* ............................            215,455
 195,100   Fubon Financial Holding Co., Ltd. ..................................            190,459
  41,664   HON HAI Precision Industry Co., Ltd. ...............................            320,181
  30,599   Novatek Microelectronics Corp., Ltd. ...............................            143,325
 130,261   Taiwan Semiconductor Manufacturing Co., Ltd. .......................            259,948
                                                                                      ------------
                                                                                         1,346,019
                                                                                      ------------
           THAILAND - 0.05%
  26,000   Kasikornbank PCL ...................................................             69,290
                                                                                      ------------
           TURKEY - 0.57%
  11,100   Ford Otomotiv Sanayi AS ............................................            130,314
  22,947   Turkcell Iletisim Hizmet AS ........................................            219,712
   7,689   Turkcell Iletisim Hizmet AS, ADR ...................................            184,844
  27,810   Turkiye Is Bankasi .................................................            190,596
                                                                                      ------------
                                                                                           725,466
                                                                                      ------------
           UNITED KINGDOM - 22.49%
  16,653   Ashmore Group PLC ..................................................            101,437
   9,483   Ashtead Group PLC ..................................................             21,564
 218,100   BAE Systems PLC ....................................................          2,263,886
 194,291   BP PLC .............................................................          2,523,958
  43,800   British American Tobacco PLC .......................................          1,667,755
   5,024   Charter PLC* .......................................................            113,565
   3,416   Chemring Group PLC .................................................            157,334
  85,300   Diageo PLC .........................................................          1,953,709

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
70

================================================================================
INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
             UNITED KINGDOM (CONTINUED)
    27,324   Enodis PLC .......................................................       $    119,683
     7,228   Enterprise Inns PLC ..............................................             94,851
    17,002   Filtrona PLC .....................................................             91,096
    92,820   GlaxoSmithKline PLC ..............................................          2,391,774
    47,800   HSBC Holdings PLC ................................................            946,135
    31,032   Imperial Tobacco Group PLC .......................................          1,572,183
     5,700   Intertek Group PLC ...............................................            121,940
   299,900   ITV PLC ..........................................................            618,736
   117,400   Lloyds TSB Group PLC .............................................          1,334,529
    14,474   Man Group PLC ....................................................            177,831
    61,208   National Grid PLC ................................................          1,021,592
     5,183   Northgate PLC ....................................................            104,404
   380,078   Old Mutual PLC ...................................................          1,457,828
    97,100   Prudential PLC ...................................................          1,584,056
    24,900   Reckitt Benckiser PLC ............................................          1,445,577
    37,979   Regus Group PLC ..................................................             86,956
    20,700   Sepura, Ltd.* ....................................................             75,591
   160,900   Tesco PLC ........................................................          1,635,239
    43,500   Unilever PLC .....................................................          1,472,309
     6,097   Victrex PLC ......................................................             94,768
   881,892   Vodafone Group PLC ...............................................          3,475,254
     9,596   William Hill PLC .................................................            123,832
                                                                                      ------------
                                                                                        28,849,372
                                                                                      ------------

             TOTAL COMMON STOCKS
             (Cost $98,347,783) ...............................................        122,018,228

COMMON STOCK UNIT - 0.08%
--------------------------------------------------------------------------------------------------
             IRELAND - 0.08%
     9,443   Grafton Group PLC* ...............................................            105,628
                                                                                      ------------
             TOTAL COMMON STOCK UNIT
             (Cost $100,364) ..................................................            105,628

PREFERRED STOCKS - 1.16%
--------------------------------------------------------------------------------------------------
             BRAZIL - 1.05%
 3,750,916   AES Tiete S.A. ...................................................            130,873
     7,320   Cia Energetica de Minas Gerais ...................................            156,103
    23,804   Cia Vale do Rio Doce .............................................            747,766
     6,900   Iochpe Maxion S.A. ...............................................            144,370
    42,800   Klabin S.A. ......................................................            174,920
                                                                                      ------------
                                                                                         1,354,032
                                                                                      ------------
             GERMANY - 0.10%
     1,232   Fuchs Petrolub AG ................................................            126,645
                                                                                      ------------
             JAPAN - 0.01%
       639   Ito En, Ltd. (O) .................................................             10,182
                                                                                      ------------
             TOTAL PREFERRED STOCKS
             (Cost $577,992) ..................................................          1,490,859

INVESTMENT COMPANY - 2.76%
--------------------------------------------------------------------------------------------------
             UNITED STATES - 2.76%
 3,533,447   SSgA Prime Money Market
             Fund .............................................................          3,533,447
                                                                                      ------------
             TOTAL INVESTMENT COMPANY
             (Cost $3,533,447) ................................................          3,533,447

COLLATERAL FOR SECURITIES ON LOAN - 12.19%
--------------------------------------------------------------------------------------------------
             UNITED STATES - 12.19%
15,638,409   State Street Navigator Securities Lending Prime Portfolio (I) ....         15,638,409
                                                                                      ------------
             TOTAL COLLATERAL FOR SECURITIES ON LOAN
             (COST $15,638,409) ...............................................         15,638,409

TOTAL INVESTMENTS - 111.29%
--------------------------------------------------------------------------------------------------
(COST $118,197,994**) .........................................................        142,786,570

NET OTHER ASSETS AND LIABILITIES - (11.29)%
--------------------------------------------------------------------------------------------------
                                                                                       (14,485,863)
TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $128,300,707

--------------------------------------------------------------------------------
  *   Non-income producing.
 **   Aggregate cost for Federal tax purposes was
      $118,626,563.
(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(I) Represents investments of cash collateral received in connection with securities lending.
(O)   All (or portion of security) on loan.
ADR   American Depositary Receipt.
GDR   Global Depositary Receipt.
PLC   Public Limited Company.
SDR   Swedish Depositary Receipt.

      The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

OTHER INFORMATION:
Industry Concentration
                                                                          % of Net Assets
                                                                          ---------------
Commercial Banks                                                                    10.5%
Pharmaceuticals                                                                      7.1%
Oil, Gas & Consumable Fuels                                                          6.7%
Insurance                                                                            5.2%
Food Products                                                                        4.3%
Tobacco                                                                              4.2%
Beverages                                                                            3.8%
Net Other Assets & Liabilities                                                       3.7%
Wireless Telecommunication Services                                                  3.3%
Automobiles                                                                          3.2%
Diversified Telecommunication Services                                               3.2%
Gas Utilities                                                                        2.9%
Communications Equipment                                                             2.7%
Diversified Financial Services                                                       2.5%
Electric Utilities                                                                   2.5%
Capital Markets                                                                      2.5%
Electronic Equipment & Instruments                                                   2.5%
Air Freight & Logistics                                                              2.4%
Aerospace & Defense                                                                  2.1%
Electrical Equipment                                                                 2.1%
Construction Materials                                                               2.1%
Metals & Mining                                                                      1.9%
Real Estate Management & Development                                                 1.6%
Auto Components                                                                      1.5%
Machinery                                                                            1.4%
Household Products                                                                   1.3%
Food & Staples Retailing                                                             1.3%
Chemicals                                                                            1.2%
Textiles, Apparel & Luxury Goods                                                     1.2%
Road & Rail                                                                          0.9%
Specialty Retail                                                                     0.9%
Commercial Services & Supplies                                                       0.9%
Media                                                                                0.9%
Office Electronics                                                                   0.8%
Construction & Engineering                                                           0.7%
IT Services                                                                          0.5%
Household Durables                                                                   0.4%
Semiconductors & Semiconductor Equipment                                             0.4%
Personal Products                                                                    0.4%
Energy Equipment & Services                                                          0.3%
Building Products                                                                    0.3%
Health Care Equipment & Supplies                                                     0.3%
Industrial Conglomerates                                                             0.2%
Hotels, Restaurants & Leisure                                                        0.2%
Distributors                                                                         0.2%
Paper & Forest Products                                                              0.1%
Transportation Infrastructure                                                        0.1%
Marine                                                                               0.1%
Leisure Equipment & Products                                                         0.1%
Computers & Peripherals                                                              0.1%
Software                                                                             0.1%
Health Care Technology                                                               0.1%
Multiline Retail                                                                     0.1%
                                                                                   ------
                                                                                   100.0%
                                                                                   ======

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
72

================================================================================

                    This page is left blank intentionally

--------------------------------------------------------------------------------

================================================================================
STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007
--------------------------------------------------------------------------------

                                                                      CONSERVATIVE
                                                                        ALLOCATION
                                                                              FUND
----------------------------------------------------------------------------------
ASSETS:
Investments:
   Investments at cost
      Unaffiliated issuers                                             $11,180,419
      Affiliated issuers                                                 8,381,945
   Net unrealized appreciation (depreciation)
      Unaffiliated issuers                                                 (28,291)
      Affiliated issuers                                                   519,970
                                                                       -----------
         Total investments at value                                     20,054,043
   Cash                                                                          -
Receivables:                                                                     -
   Investments sold                                                            351
   Fund shares sold                                                        135,131
   Dividends and interest                                                      682
   Due from Adviser, net                                                     4,407
Prepaid insurance and registration fees                                      9,826
Other assets                                                                     -
                                                                       -----------
   Total Assets                                                         20,204,440
                                                                       -----------

LIABILITIES:
Payable to custodian                                                             -
Payables:
   Investments purchased                                                        80
   Fund shares repurchased                                                     351
   Due to Adviser, net                                                           -
   Upon return of securities loaned                                              -
   Administration and transfer agent fees                                    6,170
   Distribution fees - Class B                                               2,560
   Shareholder servicing fees                                                4,150
Accrued expenses and other payables                                         15,150
                                                                       -----------
   Total Liabilities                                                        28,461
                                                                       -----------
NET ASSETS                                                             $20,175,979
                                                                       ===========
NET ASSETS CONSIST OF:
   Paid-in capital                                                     $19,356,060
   Accumulated undistributed net investment income (loss)                  297,219
   Accumulated net realized gain (loss) on investments
      sold and foreign currency related transactions                        31,021
   Net unrealized appreciation (depreciation) of investments
     (including appreciation (depreciation) of foreign
     currency related transactions)                                        491,679
                                                                       -----------
                                                                       $20,175,979
                                                                       ===========
NET ASSETS
CLASS A SHARES:
   Net Assets                                                          $16,003,221
   Shares of beneficial interest outstanding                             1,438,103
   NET ASSET VALUE and redemption price per share1                     $     11.13
   Sales charge of offering price(2)                                          0.68
   Maximum offering price per share                                    $     11.81
                                                                       ===========
CLASS B SHARES:
   Net Assets                                                          $ 4,172,758
   Shares of beneficial interest outstanding                               376,952
   NET ASSET VALUE and redemption price per share(1)                   $     11.07
                                                                       ===========
CLASS Y SHARES(3):
   Net Assets
   Shares of beneficial interest outstanding
   NET ASSET VALUE and redemption price per share(1)
                                                                       ===========

---------------------------------------
(1) If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
74

================================================================================

--------------------------------------------------------------------------------

   MODERATE      AGGRESSIVE            CASH                             HIGH      DIVERSIFIED
 ALLOCATION      ALLOCATION        RESERVES                           INCOME           INCOME
       FUND            FUND            FUND        BOND FUND            FUND             FUND
=============================================================================================
$20,818,242     $ 3,349,726     $14,911,463     $143,043,768     $82,333,300     $165,056,631
 50,851,297      20,398,441               -                -               -                -

  1,089,469         671,822               -         (170,104)       (315,488)       6,502,498
  3,262,737       1,625,851               -                -               -                -
---------------------------------------------------------------------------------------------
 76,021,745      26,045,840      14,911,463      142,873,664      82,017,812      171,559,129
          -               -          32,849                -               -                -
          -               -               -                -               -                -
          -               -               -                -         564,458                -
    410,283         278,179         272,683          234,030         248,308           13,723
        330             315          74,047        1,035,920       1,481,390          881,753
          -           5,332           2,684                -               -                -
     13,197          10,165           5,047            8,216           5,253            7,192
          -               -               -            9,329          18,625            6,073
---------------------------------------------------------------------------------------------
 76,445,555      26,339,831      15,298,773      144,161,159      84,335,846      172,467,870
---------------------------------------------------------------------------------------------

          -               -               -           11,840          38,551            4,948

    180,084         248,624               -        1,456,611         510,387                -
     66,338               -           3,263          115,450          56,219          584,774
      6,371               -               -           33,312          20,627           66,700
          -               -               -       26,142,238      14,670,458       23,835,970
      9,272           8,002           4,092           21,879          13,645           41,687
     12,093           4,327           1,785           17,134           7,972           37,421
     15,483           5,233               -           17,453          10,395           35,248
     18,456          15,289          16,193           25,275          27,145           26,553
---------------------------------------------------------------------------------------------
    308,097         281,475          25,333       27,841,192      15,355,399       24,633,301
---------------------------------------------------------------------------------------------
$76,137,458     $26,058,356     $15,273,440     $116,319,967     $68,980,447     $147,834,569
=============================================================================================

$71,025,680     $23,635,570     $15,273,385     $117,711,986     $74,019,599     $130,610,753
    420,535               -            (103)            (140)        162,067                -
    339,037         125,113             158       (1,221,775)     (4,885,731)      10,721,318

  4,352,206       2,297,673               -         (170,104)       (315,488)       6,502,498
---------------------------------------------------------------------------------------------
$76,137,458     $26,058,356     $15,273,440     $116,319,967     $68,980,447     $147,834,569
=============================================================================================

$56,311,983     $18,824,509     $12,493,753     $ 55,271,361     $35,609,882     $ 90,253,728
  4,764,900       1,501,774      12,495,877        5,652,532       4,884,713        6,817,291
$     11.82     $     12.53     $      1.00     $       9.78     $      7.29     $      13.24
       0.72            0.76            0.06             0.46            0.34             0.81
$     12.54     $     13.29     $      1.06     $      10.24     $      7.63     $      14.05
=============================================================================================

$19,825,475     $ 7,233,847     $ 2,779,687     $ 26,506,713     $12,254,981     $ 57,580,841
  1,687,572         580,748       2,781,798        2,709,855       1,674,661        4,345,828
$     11.75     $     12.46     $      1.00     $       9.78     $      7.32     $      13.25
=============================================================================================
                                                $ 34,541,893     $21,115,584
                                                   3,534,527       2,894,407
                                                $       9.77     $      7.30
=============================================================================================

(2) Sales charge of offering price is 5.75% for the Conservative Allocation, Moderate Allocation, Aggressive Allocation, and Diversified Income Funds; and 4.50% for the Bond and High Income Funds.

(3) Class Y shares are not available for the Cash Reserves, Diversified Income or Allocation Funds.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007
--------------------------------------------------------------------------------

                                                                         LARGE CAP
                                                                        VALUE FUND
----------------------------------------------------------------------------------
ASSETS:
Investments:
   Investments at cost
      Unaffiliated issuers                                            $183,648,116
   Net unrealized appreciation (depreciation)
      Unaffiliated issuers                                              40,230,717
                                                                      ------------
         Total investments at value                                    223,878,833
   Cash                                                                          -
   Foreign currency (cost of $139,814)(Note 2)                                   -
Receivables:                                                                     -
   Investments sold                                                              -
   Fund shares sold                                                        283,366
   Dividends and interest                                                  278,150
Prepaid insurance and registration fees                                      9,614
Deferred offering costs                                                          -
Other assets                                                                 4,275
                                                                      ------------
         Total Assets                                                  224,454,238
                                                                      ------------
LIABILITIES:
Payables:
   Investments purchased                                                         -
   Fund shares repurchased                                                 429,192
   Due to Adviser, net                                                     110,097
   Upon return of securities loaned                                     16,317,786
   Administration and transfer agent fees                                   50,535
   Distribution fees - Class B                                              28,253
   Shareholder servicing fees                                               34,385
Accrued expenses and other payables                                         31,452
                                                                      ------------
   Total Liabilities                                                    17,001,700
                                                                      ------------
                                                                      $207,452,538
                                                                      ============
NET ASSETS

NET ASSETS CONSIST OF:
  Paid-in capital                                                     $165,151,429
  Accumulated undistributed net investment income (loss)                 1,632,391
  Accumulated net realized gain (loss) on investments sold and
    foreign currency related transactions                                  438,001
  Net unrealized appreciation (depreciation) of investments
     (including appreciation (depreciation)of foreign
     currency related transactions)                                     40,230,717
                                                                      ------------
                                                                      $207,452,538
                                                                      ============
NET ASSETS

CLASS A SHARES:
   Net Assets                                                         $116,357,280
   Shares of beneficial interest outstanding                             6,882,535
   NET ASSET VALUE and redemption price per share(2)                  $      16.91
   Sales charge of offering price(3)                                          1.03
   Maximum offering price per share                                   $      17.94
                                                                      ============
CLASS B SHARES:
   Net Assets                                                         $ 43,146,005
   Shares of beneficial interest outstanding                             2,597,607
   NET ASSET VALUE and redemption price per share(2)                  $      16.61
                                                                      ============
CLASS Y SHARES:
   Net Assets                                                         $ 47,949,253
   Shares of beneficial interest outstanding                             2,832,552
   NET ASSET VALUE and redemption price per share(2)                  $      16.93
                                                                      ============

---------------------------------------
(1) Class A and B shares commenced investment operations on December 27, 2006. Class Y shares commenced investment operations on January 9, 2007.

(2) If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
76

================================================================================

--------------------------------------------------------------------------------

   LARGE CAP          MID CAP         MID CAP       SMALL CAP       SMALL CAP    INTERNATIONAL
 GROWTH FUND       VALUE FUND     GROWTH FUND    VALUE FUND(1)  GROWTH FUND(1)      STOCK FUND
==============================================================================================
$148,352,276     $ 94,971,939     $88,721,351     $21,498,489     $23,243,196     $118,197,994

  21,590,583        6,710,984       8,584,431        (205,753)      1,646,481       24,588,576
----------------------------------------------------------------------------------------------
 169,942,859      101,682,923      97,305,782      21,292,736      24,889,677      142,786,570
           -              289               -             728          11,197                -
           -                -               -               -               -          140,262
           -                -               -               -               -                -
     744,853          235,593         916,217               -         177,100        1,170,217
     327,704          107,792         181,216          78,876          92,826          341,454
      90,255           68,669          17,342          22,060           7,812          207,277
       8,109            9,562           8,304           6,882           7,621            5,818
           -                -               -           1,564           1,564                -
       4,679            7,732           8,744               -               -           62,149
----------------------------------------------------------------------------------------------
 171,118,459      102,112,560      98,437,605      21,402,846      25,187,797      144,713,747
----------------------------------------------------------------------------------------------

     371,793                -         858,526         124,026          11,197          551,238
      42,339           66,208          38,233              53               -           30,470
      75,210           48,162          48,644           4,545           7,540           66,166
  13,298,950       21,383,931      17,738,847               -               -       15,638,409
      44,915           24,759          22,001           6,012           6,134           23,585
      22,845           14,094           8,756             128             101            9,718
      21,885           13,186          10,056           1,345           1,284           14,646
      29,253           27,093          24,591          20,148          20,854           78,808
----------------------------------------------------------------------------------------------
  13,907,190       21,577,433      18,749,654         156,257          47,110       16,413,040
----------------------------------------------------------------------------------------------
$157,211,269     $ 80,535,127     $79,687,951     $21,246,589     $25,140,687     $128,300,707
==============================================================================================

$137,516,157     $ 65,877,793     $71,292,079     $20,928,587     $23,226,684     $ 87,844,811
           -          110,610               -         115,760               -        1,107,915
  (1,895,471)       7,835,740        (188,559)        407,995         267,522       14,780,837

  21,590,583        6,710,984       8,584,431        (205,753)      1,646,481       24,567,144
----------------------------------------------------------------------------------------------
$157,211,269     $ 80,535,127     $79,687,951     $21,246,589     $25,140,687     $128,300,707
==============================================================================================

$ 68,253,048     $ 39,708,145     $33,458,389     $ 6,097,812     $ 5,921,535     $ 52,145,454
   3,925,426        2,856,811       4,490,649         588,846         529,362        3,057,893
$      17.39     $      13.90     $      7.45     $     10.36     $     11.19     $      17.05
        1.06             0.85            0.45            0.63            0.68             1.04
$      18.45     $      14.75     $      7.90     $     10.99     $     11.87     $      18.09
==============================================================================================

$ 36,146,898     $ 21,834,864     $13,598,335     $   200,036     $   166,392     $ 15,630,364
   2,218,561        1,648,713       1,932,887          19,446          14,972          930,735
$      16.29     $      13.24     $      7.04     $     10.29     $     11.11     $      16.79
==============================================================================================

$ 52,811,323     $ 18,992,118     $32,631,227     $14,948,741     $19,052,760     $ 60,524,889
   3,026,276        1,363,935       4,365,479       1,441,203       1,699,944        3,544,560
$      17.45     $      13.92     $      7.47     $     10.37     $     11.21     $      17.08
==============================================================================================

---------------------------------------
(3) Sales charge of offering price is 5.75% for the Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap Growth and International Stock Funds.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007
--------------------------------------------------------------------------------

                                                                                                       CONSERVATIVE
                                                                                                    ALLOCATION FUND
===================================================================================================================
INVESTMENT INCOME:
   Interest                                                                                               $   1,224
   Dividends
      Unaffiliated issuers                                                                                  270,928
      Affiliated issuers(1)                                                                                 156,864
      Less: Foreign taxes withheld                                                                                -
   Securities lending income                                                                                      -
                                                                                                          ---------
      Total investment income                                                                               429,016
                                                                                                          ---------
EXPENSES:
Management fees                                                                                              23,224
Administration and transfer agent fees                                                                       70,109
Registration expenses                                                                                        35,258
Custodian and accounting fees                                                                                21,314
Professional fees                                                                                            16,239
Reports to shareholder expense                                                                                2,119
Trustees' fees                                                                                                  958
Distribution fees - Class B                                                                                  18,501
Shareholder servicing fees - Class A                                                                         22,863
Shareholder servicing fees - Class B                                                                          6,167
Compliance expense                                                                                            4,333
Amortization of offering costs                                                                                3,671
Other expenses                                                                                                  928
                                                                                                          ---------
   Total expenses before reimbursement/waiver                                                               225,684
   Less reimbursement/waiver                                                                               (125,906)
                                                                                                          ---------
   Total expenses net of reimbursement/waiver                                                                99,778
                                                                                                          ---------
NET INVESTMENT INCOME (LOSS)                                                                                329,238
                                                                                                          ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
      Unaffiliated issuers                                                                                  (16,042)
      Affiliated issuers(1)                                                                                  10,617
Capital gain distributions received from underlying funds
      Unaffiliated issuers                                                                                   23,576
      Affiliated issuers(1)                                                                                  24,502
Net change in unrealized appreciation (depreciation) on investments (including a net unrealized
   appreciation (depreciation) on foreign currency related transactions)                                    404,421
                                                                                                          ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                      447,074
                                                                                                          ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                                $ 776,312
                                                                                                          =========

---------------------------------------
(1) See Note 10 for information on affiliated issuers.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
78

================================================================================

--------------------------------------------------------------------------------

       MODERATE               AGGRESSIVE          CASH RESERVES                 BOND          HIGH INCOME          DIVERSIFIED
ALLOCATION FUND          ALLOCATION FUND                   FUND                 FUND                 FUND          INCOME FUND
==============================================================================================================================
          2,030               $    1,512               $962,200          $ 5,601,436           $5,041,364          $ 4,513,891

        384,936                   15,844                      -                    -               17,802            3,232,844
        549,618                   35,001                      -                    -                    -                    -
              -                        -                      -                    -               (1,966)              (4,211)
              -                        -                      -               60,840               28,047               46,651
     -------------------------------------------------------------------------------------------------------------------------
        936,584                   52,357                962,200            5,662,276            5,085,247            7,789,175
     -------------------------------------------------------------------------------------------------------------------------

         88,026                   28,020                 74,228              533,396              344,871            1,047,632
         86,958                   78,854                 44,754              212,004              133,717              393,927
         43,653                   36,042                 25,242               25,445               24,488               31,359
         21,475                   20,564                 23,640               46,909               41,851               44,990
         19,468                   16,314                 14,945               21,118               23,852               23,354
          8,158                    2,547                  3,548               19,262               11,468               29,398
          3,690                    1,159                  1,805                9,711                5,533               14,971
         88,420                   29,434                 26,029              238,062              112,261              519,693
         80,559                   25,217                      -              141,275               92,752              229,701
         29,474                    9,811                      -               79,354               37,420              173,231
          4,333                    4,333                  8,374                8,374                8,374                8,374
          3,672                    3,672                      -                    -                    -                    -
          1,141                      937                  1,785                6,697                4,094               10,564
     -------------------------------------------------------------------------------------------------------------------------
        479,027                  256,904                224,350            1,341,607              840,681            2,527,194
        (82,473)                (129,401)               (96,265)            (189,438)            (127,986)            (234,637)
     -------------------------------------------------------------------------------------------------------------------------
        396,554                  127,503                128,085            1,152,169              712,695            2,292,557
     -------------------------------------------------------------------------------------------------------------------------
        540,030                  (75,146)               834,115            4,510,107            4,372,552            5,496,618
     -------------------------------------------------------------------------------------------------------------------------

         (9,206)                  10,791                    170             (745,391)            (105,282)          10,824,517
        (97,547)                  (6,127)                     -                    -                    -                    -

         69,085                   16,384                      -                    -                    -                    -
        461,385                  251,357                      -                    -                    -                    -

      3,974,446                2,103,640                      -             (266,794)            (676,625)          (7,526,200)
     -------------------------------------------------------------------------------------------------------------------------
      4,398,163                2,376,045                    170           (1,012,185)            (781,907)           3,298,317
     -------------------------------------------------------------------------------------------------------------------------
     $4,938,193               $2,300,899               $834,285          $ 3,497,922           $3,590,645          $ 8,794,935
     =========================================================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007
--------------------------------------------------------------------------------

                                                                                                          LARGE CAP
                                                                                                         VALUE FUND
===================================================================================================================
INVESTMENT INCOME:
   Interest                                                                                             $   131,922
   Dividends
      Unaffiliated issuers                                                                                4,692,269
      Less: Foreign taxes withheld                                                                           (3,645)
   Securities lending income                                                                                 13,552
                                                                                                        -----------
      Total investment income                                                                             4,834,098
                                                                                                        -----------
EXPENSES:
Management fees                                                                                           1,085,328
Administration and transfer agent fees                                                                      472,765
Registration expenses                                                                                        29,348
Custodian and accounting fees                                                                                57,380
Professional fees                                                                                            25,199
Reports to shareholder expense                                                                               36,188
Trustees' fees                                                                                               18,072
Distribution fees - Class B                                                                                 406,371
Shareholder servicing fees - Class A                                                                        294,648
Shareholder servicing fees - Class B                                                                        135,457
Compliance expense                                                                                            8,374
Amortization of organization and offering costs                                                                   -
Other expenses                                                                                               10,655
                                                                                                        -----------
   Total expenses before reimbursement/waiver                                                             2,579,785
   Less reimbursement/waiver                                                                                 (4,303)
                                                                                                        -----------
   Total expenses net of reimbursement/waiver                                                             2,575,482
                                                                                                        -----------
                                                                                                          2,258,616
                                                                                                        -----------
NET INVESTMENT INCOME (LOSS)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency
   related transactions)(1)                                                                              15,894,676
Net change in unrealized appreciation (depreciation) on investments (including a net unrealized
   appreciation (depreciation) on foreign currency related transactions)(2)                               1,540,285
                                                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                   17,434,961
                                                                                                        -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                              $19,693,577
                                                                                                        ===========

---------------------------------------
(1) Includes foreign capital gains taxes paid of $5,824 for the International Stock Fund.
(2) Net of deferred foreign capital gains taxes of $33,868 for the International Stock Fund.
(3) Fund commenced investment operations on December 27, 2006.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
80

================================================================================

--------------------------------------------------------------------------------

  LARGE CAP             MID CAP              MID CAP            SMALL CAP            SMALL CAP          INTERNATIONAL
GROWTH FUND          VALUE FUND          GROWTH FUND         VALUE FUND(3)       GROWTH FUND(3)            STOCK FUND
=====================================================================================================================
$   100,944         $    58,633          $    91,724           $   35,617           $   36,946            $   140,616

  1,437,264           1,471,777              190,129              248,146              133,067              2,943,252
     (8,538)                (22)                   -                    -               (1,459)              (226,609)
     20,990              35,032               32,353                    -                    -                 30,098
---------------------------------------------------------------------------------------------------------------------
  1,550,660           1,565,420              314,206              283,763              168,554              2,887,357
---------------------------------------------------------------------------------------------------------------------

    986,777             696,283              502,286              127,059              140,861              1,127,702
    409,785             227,322              202,228               52,313               52,968                219,589
     26,987              24,749               25,092               25,612               24,955                 27,924
     51,181              51,880               50,319               30,188               36,109                321,057
     23,078              21,664               20,312               21,110               21,241                 29,252
     24,007              13,481               12,163                3,379                3,601                 18,461
     11,912               6,646                6,052                1,030                1,138                  9,533
    294,860             180,933              113,234                  962                  773                120,516
    162,555              95,826               84,910               12,136               11,346                150,571
     98,287              60,311               37,745                  321                  258                 40,172
      8,374               8,374                8,374                5,563                5,563                  8,374
          -                   -                    -                7,227                7,227                      -
      7,379               4,515                3,947                2,220                2,232                  6,193
---------------------------------------------------------------------------------------------------------------------
  2,105,182           1,391,984            1,066,662              289,120              308,272              2,079,344
   (297,863)           (212,040)            (100,481)            (116,613)            (119,778)              (317,536)
---------------------------------------------------------------------------------------------------------------------
  1,807,319           1,179,944              966,181              172,507              188,494              1,761,808
---------------------------------------------------------------------------------------------------------------------
   (256,659)            385,476             (651,975)             111,256              (19,940)             1,125,549
---------------------------------------------------------------------------------------------------------------------

  9,407,200           7,771,340            7,143,170              407,858              283,639             14,950,148

 13,584,853          (2,038,673)           4,635,111             (205,753)           1,646,481              5,098,992
---------------------------------------------------------------------------------------------------------------------
 22,992,053           5,732,667           11,778,281              202,105            1,930,120             20,049,140
---------------------------------------------------------------------------------------------------------------------
$22,735,394         $ 6,118,143          $11,126,306           $  313,361           $1,910,180            $21,174,689
=====================================================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      CONSERVATIVE ALLOCATION FUND
                                                                                    ===============================
FOR THE YEAR OR PERIOD ENDED OCTOBER 31,                                               2007                2006(1)
===================================================================================================================
NET ASSETS AT BEGINNING OF PERIOD                                                   $ 3,652,901          $        -
                                                                                    -------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                                         329,238              16,986
   Net realized gain (loss)                                                              42,653               2,819
   Net change in unrealized appreciation                                                404,421              87,258
                                                                                    -------------------------------
   Net increase in net assets from operations                                           776,312             107,063
                                                                                    -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A                                                                           (51,399)                  -
      Class B                                                                            (8,831)                  -
      Class Y(2)                                                                              -                   -
   Net realized gains
      Class A                                                                            (2,755)                  -
      Class B                                                                              (722)                  -
                                                                                    -------------------------------
TOTAL DISTRIBUTIONS                                                                     (63,707)                  -
CAPITAL STOCK TRANSACTIONS:
   CLASS A SHARES
   Shares sold                                                                       13,474,311           2,974,268
   Issued to shareholders in reinvestment of distributions                               53,996                   -
   Shares redeemed                                                                   (1,128,574)            (37,356)
   Redemption fees                                                                            -                  53
                                                                                    -------------------------------
   Net increase (decrease) from capital stock transactions                           12,399,733           2,936,965
                                                                                    -------------------------------
   CLASS B SHARES
   Shares sold                                                                        4,004,246             640,103
   Issued to shareholders in reinvestment of distributions                                9,473                   -
   Shares redeemed                                                                     (602,979)            (31,230)
   Redemption fees                                                                            -                   -
                                                                                    -------------------------------
   Net increase (decrease) from capital stock transactions                            3,410,740             608,873
                                                                                    -------------------------------
   CLASS Y SHARES(2)
   Shares sold                                                                                -                   -
   Issued to shareholders in reinvestment of distributions                                    -                   -
   Shares redeemed                                                                            -                   -
   Redemption fees                                                                            -                   -
                                                                                    -------------------------------
   Net increase (decrease) from capital stock transactions                                    -                   -
                                                                                    -------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              16,523,078           3,652,901
                                                                                    -------------------------------
NET ASSETS AT END OF PERIOD                                                         $20,175,979          $3,652,901
                                                                                    ===============================
   Undistributed (distribution in excess of) net investment income                  $   297,219          $   13,565
                                                                                    ===============================
CAPITAL SHARE TRANSACTIONS:
   CLASS A SHARES
   Shares sold                                                                        1,248,402             291,590
   Issued to shareholders in reinvestment of distributions                                5,105                   -
   Shares redeemed                                                                     (103,385)             (3,609)
                                                                                    -------------------------------
   Net increase (decrease) from capital stock transactions                            1,150,122             287,981
                                                                                    -------------------------------
   CLASS B SHARES
   Shares sold                                                                          372,604              62,123
   Issued to shareholders in reinvestment of distributions                                  895                   -
   Shares redeemed                                                                      (55,711)             (2,959)
                                                                                    -------------------------------
   Net increase (decrease) from capital stock transactions                              317,788              59,164
                                                                                    -------------------------------
   CLASS Y SHARES(2)
   Shares sold                                                                                -                   -
   Issued to shareholders in reinvestment of distributions                                    -                   -
   Shares redeemed                                                                            -                   -
                                                                                    -------------------------------
   Net increase (decrease) from capital stock transactions                                    -                   -
                                                                                    ===============================

--------------------------------------------------
(1) Fund commenced investment operations on June 30, 2006.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
82

================================================================================

--------------------------------------------------------------------------------

    MODERATE ALLOCATION FUND                 AGGRESSIVE ALLOCATION FUND                    CASH RESERVES FUND
================================          ===============================          ==================================
   2007                2006(1)                2007              2006(1)                2007                  2006
=====================================================================================================================
$12,050,789          $         -          $ 3,839,277          $        -          $ 17,976,511          $ 17,347,840
---------------------------------------------------------------------------------------------------------------------

    540,030               18,061              (75,146)             (4,587)              834,115               644,555
    423,717                3,306              272,405               1,589                   170                    (5)
  3,974,446              377,760            2,103,640             194,033                     -                     -
---------------------------------------------------------------------------------------------------------------------
  4,938,193              399,127            2,300,899             191,035               834,285               644,550
---------------------------------------------------------------------------------------------------------------------

   (181,906)                   -              (59,585)                  -              (507,500)             (453,637)
    (40,991)                   -              (16,067)                  -              (134,775)             (172,164)
          -                    -                    -                   -              (191,935)              (19,565)

     (2,871)                   -                    -                   -                     -                     -
     (1,005)                   -                    -                   -                     -                     -
---------------------------------------------------------------------------------------------------------------------
   (226,773)                   -              (75,652)                  -              (834,210)             (645,366)

 48,015,621            8,485,312           15,561,209           2,556,341             7,792,344            12,927,325
    182,707                    -               59,544                   -               491,133               443,451
 (4,145,538)             (19,946)          (1,083,829)            (25,928)           (6,779,116)          (13,623,930)
         36                    -                  337                   -                     -                     -
---------------------------------------------------------------------------------------------------------------------
 44,052,826            8,465,366           14,537,261           2,530,413             1,504,361              (253,154)
---------------------------------------------------------------------------------------------------------------------

 17,270,965            3,253,668            5,882,184           1,149,576             1,190,341             1,362,350
     41,397                    -               15,850                   -               125,452               157,059
 (1,989,939)             (67,372)            (441,463)            (31,747)           (2,777,852)           (3,382,216)
          -                    -                    -                   -                     -                     -
---------------------------------------------------------------------------------------------------------------------
 15,322,423            3,186,296            5,456,571           1,117,829            (1,462,059)           (1,862,807)
---------------------------------------------------------------------------------------------------------------------

          -                    -                    -                   -             9,720,899             2,939,100
          -                    -                    -                   -               177,892                19,565
          -                    -                    -                   -           (12,644,239)             (213,217)
          -                    -                    -                   -                     -                     -
---------------------------------------------------------------------------------------------------------------------
          -                    -                    -                   -            (2,745,448)            2,745,448
---------------------------------------------------------------------------------------------------------------------
 64,086,669           12,050,789           22,219,079           3,839,277            (2,703,071)              628,671
---------------------------------------------------------------------------------------------------------------------
$76,137,458          $12,050,789          $26,058,356          $3,839,277          $ 15,273,440          $ 17,976,511
=====================================================================================================================
$   420,535          $    15,512          $         -          $        -          $       (103)         $         (8)
=====================================================================================================================

  4,291,256              824,793            1,340,392             251,071             7,771,788            12,927,380
     16,867                    -                5,384                   -               491,133               443,451
   (366,086)              (1,930)             (92,598)             (2,475)           (6,779,116)          (13,623,930)
---------------------------------------------------------------------------------------------------------------------
  3,942,037              822,863            1,253,178             248,596             1,483,805              (253,099)
---------------------------------------------------------------------------------------------------------------------

  1,551,655              315,940              507,991             111,446             1,177,901             1,361,802
      3,821                    -                1,432                   -               125,452               157,059
   (177,429)              (6,415)             (37,025)             (3,096)           (2,777,852)           (3,382,216)
---------------------------------------------------------------------------------------------------------------------
  1,378,047              309,525              472,398             108,350            (1,474,499)           (1,863,355)
---------------------------------------------------------------------------------------------------------------------

          -                    -                    -                   -             9,720,899             2,939,100
          -                    -                    -                   -               177,892                19,565
          -                    -                    -                   -           (12,644,239)             (213,217)
---------------------------------------------------------------------------------------------------------------------
          -                    -                    -                   -            (2,745,448)            2,745,448
=====================================================================================================================

(2) Class Y shares commenced investment operations on June 30, 2006. Class Y is not available for the Allocation Funds.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              BOND FUND
                                                                                  ==================================
FOR THE YEAR ENDED OCTOBER 31,                                                        2007                 2006
====================================================================================================================
NET ASSETS AT BEGINNING OF PERIOD                                                 $103,020,128          $109,530,215
                                                                                  ----------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income                                                             4,510,107             4,112,855
   Net realized gain (loss)                                                           (745,391)             (403,816)
   Net change in unrealized appreciation (depreciation)                               (266,794)              696,586
                                                                                  ----------------------------------
   Net increase in net assets from operations                                        3,497,922             4,405,625
                                                                                  ----------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class A                                                   (2,111,989)           (2,612,420)
   Net investment income--Class B                                                     (975,176)           (1,484,994)
   Net investment income--Class Y(1)                                                  (630,958)              (48,143)
   Net realized gains--Class A                                                               -                     -
   Net realized gains--Class B                                                               -                     -
RETURN OF CAPITAL
   Class A                                                                            (367,255)                    -
   Class B                                                                            (176,919)                    -
   Class Y(1)                                                                         (227,665)                    -
                                                                                  ----------------------------------
TOTAL DISTRIBUTIONS                                                                 (4,489,962)           (4,145,557)
CAPITAL STOCK TRANSACTIONS:
   CLASS A SHARES
   Shares sold                                                                      12,124,570            10,141,287
   Issued to shareholders in reinvestment of distributions                           2,392,663             2,518,469
   Shares redeemed                                                                 (18,264,489)          (15,108,256)
   Redemption fees                                                                          31                   544
                                                                                  ----------------------------------
   Net (decrease) from capital stock transactions                                   (3,747,225)           (2,447,956)
                                                                                  ----------------------------------
   CLASS B SHARES
   Shares sold                                                                         825,558             2,127,842
   Issued to shareholders in reinvestment of distributions                           1,049,574             1,353,157
   Shares redeemed                                                                 (12,204,406)          (13,860,774)
                                                                                  ----------------------------------
   Net (decrease) from capital stock transactions                                  (10,329,274)          (10,379,775)
                                                                                  ----------------------------------
   CLASS Y SHARES(1)
   Shares sold                                                                      32,727,058             7,826,110
   Issued to shareholders in reinvestment of distributions                             858,685                48,144
   Shares redeemed                                                                  (5,217,365)           (1,816,678)
                                                                                  ----------------------------------
   Net increase from capital stock transactions                                     28,368,378             6,057,576
                                                                                  ----------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             13,299,839            (6,510,087)
                                                                                  ----------------------------------
NET ASSETS AT END OF PERIOD                                                       $116,319,967          $103,020,128
                                                                                  ==================================
   Undistributed (distribution in excess of) net investment income                $       (140)         $      2,879
                                                                                  ==================================
CAPITAL SHARE TRANSACTIONS:
   CLASS A SHARES
   Shares sold                                                                       1,255,158             1,036,915
   Issued to shareholders in reinvestment of distributions                             244,847               257,346
   Shares redeemed                                                                  (1,884,192)           (1,544,979)
                                                                                  ----------------------------------
   Net (decrease) from capital stock transactions                                     (384,187)             (250,718)
                                                                                  ----------------------------------
   CLASS B SHARES
   Shares sold                                                                          84,111               217,901
   Issued to shareholders in reinvestment of distributions                             107,311               138,200
   Shares redeemed                                                                  (1,248,856)           (1,417,962)
                                                                                  ----------------------------------
   Net (decrease) from capital stock transactions                                   (1,057,434)           (1,061,861)
                                                                                  ----------------------------------
   CLASS Y SHARES(1)
   Shares sold                                                                       3,357,035               803,148
   Issued to shareholders in reinvestment of distributions                              88,162                 4,897
   Shares redeemed                                                                    (532,542)             (186,172)
                                                                                  ----------------------------------
   Net increase from capital stock transactions                                      2,912,655               621,873
                                                                                  ==================================

---------------------------------------------------
(1) Class Y commenced investment operations on June 30, 2006. Class Y is not available for the Diversified Income Fund.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
84

================================================================================

--------------------------------------------------------------------------------

         HIGH INCOME FUND                        DIVERSIFIED INCOME FUND                       LARGE CAP VALUE FUND
==================================          ==================================          ==================================
    2007                  2006                  2007                  2006                  2007                 2006
==========================================================================================================================
$ 56,016,602          $ 65,126,572          $171,824,889          $205,715,130          $183,376,048          $177,793,189
--------------------------------------------------------------------------------------------------------------------------

   4,372,552             3,653,072             5,496,618             3,179,018             2,258,616             2,228,256
    (105,282)              313,613            10,824,517            11,963,911            15,894,676            12,909,804
    (676,625)              310,355            (7,526,200)            1,301,919             1,540,285            14,788,053
--------------------------------------------------------------------------------------------------------------------------
   3,590,645             4,277,040             8,794,935            16,444,848            19,693,577            29,926,113
--------------------------------------------------------------------------------------------------------------------------

  (2,607,240)           (2,431,599)           (3,423,453)           (2,031,413)           (1,683,244)           (1,397,838)
    (930,535)           (1,189,183)           (2,057,792)           (1,152,532)             (427,319)             (417,037)
    (832,780)              (33,786)                    -                     -              (194,702)                    -
           -                     -            (1,608,464)                    -                     -                     -
           -                     -            (1,343,805)                    -                     -                     -
           -                     -                     -                     -                     -                     -
           -                     -                     -                     -                     -                     -
           -                     -                     -                     -                     -                     -
--------------------------------------------------------------------------------------------------------------------------
  (4,370,555)           (3,654,568)           (8,433,514)           (3,183,945)           (2,305,265)           (1,814,875)

   9,684,345             9,892,530            18,704,073            17,702,055            26,960,207            20,907,477
   2,093,408             1,878,657             4,948,390             2,003,495             1,665,527             1,385,357
 (12,085,886)          (19,763,802)          (24,966,159)          (42,574,463)          (36,223,992)          (29,570,359)
         121                   705                   473                 1,022                   384                    46
--------------------------------------------------------------------------------------------------------------------------
    (308,012)           (7,991,910)           (1,313,223)          (22,867,891)           (7,597,874)           (7,277,479)
--------------------------------------------------------------------------------------------------------------------------

     430,166             1,626,452             2,266,808             4,521,125             2,060,546             3,990,922
     778,093               978,918             3,337,211             1,127,458               417,342               406,155
  (5,975,944)           (6,963,369)          (28,642,537)          (29,931,836)          (27,155,487)          (26,471,869)
--------------------------------------------------------------------------------------------------------------------------
  (4,767,685)           (4,357,999)          (23,038,518)          (24,283,253)          (24,677,599)          (22,074,792)
--------------------------------------------------------------------------------------------------------------------------

  18,609,660             2,800,030                     -                     -            41,005,737             7,945,792
     832,780                33,786                     -                     -               194,702                     -
    (622,988)             (216,349)                    -                     -            (2,236,788)           (1,121,900)
--------------------------------------------------------------------------------------------------------------------------
  18,819,452             2,617,467                     -                     -            38,963,651             6,823,892
--------------------------------------------------------------------------------------------------------------------------
  12,963,845            (9,109,970)          (23,990,320)          (33,890,241)           24,076,490             5,582,859
--------------------------------------------------------------------------------------------------------------------------
$ 68,980,447          $ 56,016,602          $147,834,569          $171,824,889          $207,452,538          $183,376,048
==========================================================================================================================
$    162,067          $    156,711          $          -          $      5,928          $  1,632,391          $  1,733,337
==========================================================================================================================

   1,300,185             1,350,232             1,416,600             1,401,144             1,634,836             1,480,466
     283,698               257,041               375,291               158,390               104,031               103,154
  (1,629,326)           (2,698,570)           (1,892,561)           (3,411,546)           (2,189,918)           (2,112,059)
--------------------------------------------------------------------------------------------------------------------------
     (45,443)           (1,091,297)             (100,670)           (1,852,012)             (451,051)             (528,439)
--------------------------------------------------------------------------------------------------------------------------

      57,300               221,556               171,863               357,686               128,213               287,531
     104,872               133,435               252,769                89,093                26,364                30,584
    (802,602)             (947,225)           (2,168,918)           (2,368,149)           (1,686,332)           (1,896,703)
--------------------------------------------------------------------------------------------------------------------------
    (640,430)             (592,234)           (1,744,286)           (1,921,370)           (1,531,755)           (1,578,588)
--------------------------------------------------------------------------------------------------------------------------

   2,506,426               382,987                     -                     -             2,494,353               539,416
     113,434                 4,613                     -                     -                12,176                     -
     (83,490)              (29,563)                    -                     -              (136,915)              (76,478)
--------------------------------------------------------------------------------------------------------------------------
   2,536,370               358,037                     -                     -             2,369,614               462,938
==========================================================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        LARGE CAP GROWTH FUND
                                                                                    ===============================
FOR THE YEAR OR PERIOD ENDED OCTOBER 31,                                                2007               2006
===================================================================================================================
NET ASSETS AT BEGINNING OF PERIOD                                                   $119,129,652       $133,731,230
                                                                                    -------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                                         (256,659)          (256,752)
   Net realized gain (loss)                                                            9,407,200         15,215,544
   Net change in unrealized appreciation (depreciation)                               13,584,853         (6,799,789)
                                                                                    -------------------------------
   Net increase in net assets from operations                                         22,735,394          8,159,003
                                                                                    -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A                                                                                  -           (422,539)
      Class Y(2)                                                                               -                  -
   Net realized gains
      Class A                                                                                  -                  -
      Class B                                                                                  -                  -
      Class Y(2)                                                                               -                  -
                                                                                    -------------------------------
TOTAL DISTRIBUTIONS                                                                            -           (422,539)
CAPITAL STOCK TRANSACTIONS:
   CLASS A SHARES
   Shares sold                                                                        13,046,575         11,131,414
   Issued to shareholders in reinvestment of distributions                                     -            419,623
   Shares redeemed                                                                   (21,028,231)       (29,196,406)
   Redemption fees                                                                           (52)               150
                                                                                    -------------------------------
   Net increase (decrease) from capital stock transactions                            (7,981,708)       (17,645,219)
                                                                                    -------------------------------
   CLASS B SHARES
   Shares sold                                                                         1,532,860          2,608,151
   Issued to shareholders in reinvestment of distributions                                     -                  -
   Shares redeemed                                                                   (15,471,513)       (16,717,772)
   Redemption fees                                                                             -                  -
                                                                                    -------------------------------
   Net increase (decrease) from capital stock transactions                           (13,938,653)       (14,109,621)
                                                                                    -------------------------------
   CLASS Y SHARES(2)
   Shares sold                                                                        44,290,169         10,230,128
   Issued to shareholders in reinvestment of distributions                                     -                  -
   Shares redeemed                                                                    (7,023,585)          (813,330)
   Redemption fees                                                                             -                  -
                                                                                    -------------------------------
   Net increase from capital stock transactions                                       37,266,584          9,416,798
                                                                                    -------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               38,081,617        (14,601,578)
                                                                                    -------------------------------
NET ASSETS AT END OF PERIOD                                                         $157,211,269       $119,129,652
                                                                                    ===============================
   Undistributed (distribution in excess of) net investment income                  $          -       $          -
                                                                                    ===============================
CAPITAL SHARE TRANSACTIONS:
   CLASS A SHARES
   Shares sold                                                                           832,716            793,139
   Issued to shareholders in reinvestment of distributions                                     -             30,145
   Shares redeemed                                                                    (1,342,941)        (2,129,786)
                                                                                    -------------------------------
   Net increase (decrease) from capital stock transactions                              (510,225)        (1,306,502)
                                                                                    -------------------------------
   CLASS B SHARES
   Shares sold                                                                           104,329            196,201
   Issued to shareholders in reinvestment of distributions                                     -                  -
   Shares redeemed                                                                    (1,053,076)        (1,260,713)
                                                                                    -------------------------------
   Net (decrease) from capital stock transactions                                       (948,747)        (1,064,512)
                                                                                    -------------------------------
   CLASS Y SHARES(2)
   Shares sold                                                                         2,810,145            733,687
   Issued to shareholders in reinvestment of distributions                                     -                  -
   Shares redeemed                                                                      (459,007)           (58,549)
                                                                                    -------------------------------
   Net increase from capital stock transactions                                        2,351,138            675,138
                                                                                    ===============================

---------------------------------------------------
(1) Class A and B shares commenced investment operations on December 27, 2006.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
86

================================================================================

--------------------------------------------------------------------------------

       MID CAP VALUE FUND                          MID CAP GROWTH FUND                   SMALL CAP VALUE FUND(1)
==================================          ==================================          =========================
    2007                  2006                  2007                  2006                        2007
=================================================================================================================
$ 64,708,039          $ 66,758,591          $ 57,482,606          $ 46,859,450                 $         -
-----------------------------------------------------------------------------------------------------------------

     385,476               180,120              (651,975)             (417,673)                    111,256
   7,771,340            14,089,064             7,143,170            10,239,937                     407,858
  (2,038,673)           (3,919,762)            4,635,111            (1,880,424)                   (205,753)
-----------------------------------------------------------------------------------------------------------------
   6,118,143            10,349,422            11,126,306             7,941,840                     313,361
-----------------------------------------------------------------------------------------------------------------

    (225,891)              (24,039)                    -                     -                           -
     (58,245)                    -                     -                     -                           -

  (6,548,150)           (2,905,036)                    -                     -                           -
  (4,744,286)           (1,562,221)                    -                     -                           -
  (1,122,905)                    -                     -                     -                           -
-----------------------------------------------------------------------------------------------------------------
 (12,699,477)           (4,491,296)                    -                     -                           -

  13,144,708             7,577,181             6,829,470             6,486,021                   5,939,231
   6,652,422             2,882,740                     -                     -                           -
 (11,010,334)          (23,629,914)          (13,222,614)          (10,206,754)                    (16,983)
          58                   371                   241                 1,156                         136
-----------------------------------------------------------------------------------------------------------------
   8,786,854           (13,169,622)           (6,392,903)           (3,719,577)                  5,922,384
-----------------------------------------------------------------------------------------------------------------

   1,328,283             3,462,269               803,608             2,327,950                     209,592
   4,640,283             1,515,538                     -                     -                           -
  (6,392,245)           (4,997,839)           (5,476,863)           (3,289,072)                    (10,898)
           -                     -                     -                     -                           -
-----------------------------------------------------------------------------------------------------------------
    (423,679)              (20,032)           (4,673,255)             (961,122)                    198,694
-----------------------------------------------------------------------------------------------------------------

  17,152,636             5,787,430            28,518,000             8,014,612                  15,159,554
   1,181,150                     -                     -                     -                           -
  (4,288,539)             (506,454)           (6,372,803)             (652,597)                   (347,404)
           -                     -                     -                     -                           -
-----------------------------------------------------------------------------------------------------------------
  14,045,247             5,280,976            22,145,197             7,362,015                  14,812,150
-----------------------------------------------------------------------------------------------------------------
  15,827,088            (2,050,552)           22,205,345            10,623,156                  21,246,589
-----------------------------------------------------------------------------------------------------------------
$ 80,535,127          $ 64,708,039          $ 79,687,951          $ 57,482,606                 $21,246,589
=================================================================================================================
$    110,610          $    140,425          $          -          $          -                 $   115,760
=================================================================================================================

     931,324               521,717               980,119             1,105,355                     590,467
     503,679               207,113                     -                     -                           -
    (789,397)           (1,651,619)           (1,897,780)           (1,738,051)                     (1,621)
-----------------------------------------------------------------------------------------------------------------
     645,606              (922,789)             (917,661)             (632,696)                    588,846
-----------------------------------------------------------------------------------------------------------------

     100,151               246,758               121,556               415,538                      20,480
     368,569               112,429                     -                     -                           -
    (478,969)             (355,404)             (830,485)             (587,263)                     (1,034)
-----------------------------------------------------------------------------------------------------------------
     (10,249)                3,783              (708,929)             (171,725)                     19,446
-----------------------------------------------------------------------------------------------------------------

   1,225,680               389,726             4,081,149             1,359,324                   1,474,486
      89,247                     -                     -                     -                           -
    (306,510)              (34,208)             (963,810)             (111,184)                    (33,283)
-----------------------------------------------------------------------------------------------------------------
   1,008,417               355,518             3,117,339             1,248,140                   1,441,203
=================================================================================================================

(2) Class Y shares commenced investment operations on June 30, 2006, except for the Small Cap Value and Small Cap Growth Funds, which commenced investment operations on January 9, 2007.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      SMALL CAP GROWTH FUND(1)
                                                                                     ==========================
FOR THE YEAR OR PERIOD ENDED OCTOBER 31,                                                        2007
===============================================================================================================
NET ASSETS AT BEGINNING OF PERIOD                                                           $         -
                                                                                            -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                                                 (19,940)
   Net realized gain                                                                            283,639
   Net change in unrealized appreciation                                                      1,646,481
                                                                                            -----------
   Net increase in net assets from operations                                                 1,910,180
                                                                                            -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A                                                                                      (777)
      Class B                                                                                        (6)
      Class Y(2)                                                                                      -
   Net realized gains
      Class A                                                                                         -
      Class B                                                                                         -
      Class Y(2)                                                                                      -
                                                                                            -----------
TOTAL DISTRIBUTIONS                                                                                (783)
CAPITAL STOCK TRANSACTIONS:
   CLASS A SHARES
   Shares sold                                                                                5,345,507
   Issued to shareholders in reinvestment of distributions                                          777
   Shares redeemed                                                                              (18,928)
   Redemption fees                                                                                  170
                                                                                            -----------
   Net increase (decrease) from capital stock transactions                                    5,327,526
                                                                                            -----------
   CLASS B SHARES
   Shares sold                                                                                  173,916
   Issued to shareholders in reinvestment of distributions                                            6
   Shares redeemed                                                                              (19,602)
   Redemption fees                                                                                    5
                                                                                            -----------
   Net increase (decrease) from capital stock transactions                                      154,325
                                                                                            -----------
   CLASS Y SHARES(2)
   Shares sold                                                                               18,337,548
   Issued to shareholders in reinvestment of distributions                                            -
   Shares redeemed                                                                             (588,109)
   Redemption fees                                                                                    -
                                                                                            -----------
   Net increase from capital stock transactions                                              17,749,439
                                                                                            -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      25,140,687
                                                                                            -----------
NET ASSETS AT END OF PERIOD                                                                 $25,140,687
                                                                                            ===========
   Undistributed (distribution in excess of) net investment income                          $         -
                                                                                            ===========
CAPITAL SHARE TRANSACTIONS:
   CLASS A SHARES
   Shares sold                                                                                  531,024
   Issued to shareholders in reinvestment of distributions                                           79
   Shares redeemed                                                                               (1,741)
                                                                                            -----------
   Net increase (decrease) from capital stock transactions                                      529,362
                                                                                            -----------
   CLASS B SHARES
   Shares sold                                                                                   16,744
   Issued to shareholders in reinvestment of distributions                                            1
   Shares redeemed                                                                               (1,773)
                                                                                            -----------
   Net increase (decrease) from capital stock transactions                                       14,972
                                                                                            -----------
   CLASS Y SHARES(2)
   Shares sold                                                                                1,755,432
   Issued to shareholders in reinvestment of distributions                                            -
   Shares redeemed                                                                              (55,488)
                                                                                            -----------
   Net increase from capital stock transactions                                               1,699,944
                                                                                            ===========

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
88

================================================================================

--------------------------------------------------------------------------------

    INTERNATIONAL STOCK FUND
================================
   2007               2006
================================
$104,157,984        $ 69,746,931
--------------------------------

   1,125,549             777,112
  14,950,148          10,823,451
   5,098,992           6,822,444
--------------------------------
  21,174,689          18,423,007
--------------------------------

    (621,924)           (635,430)
           -             (30,964)
    (144,326)                  -

  (8,014,544)            (31,599)
  (1,623,774)             (6,158)
  (1,290,872)                  -
--------------------------------
 (11,695,440)           (704,151)

  18,778,577          11,830,931
   8,362,721             647,398
 (57,230,976)         (6,807,125)
         553                 990
--------------------------------
 (30,089,125)          5,672,194
--------------------------------

   2,074,401           5,994,867
   1,591,060              36,150
  (5,539,418)         (3,623,098)
          80                   -
--------------------------------
  (1,873,877)          2,407,919
--------------------------------

  48,128,646           9,549,386
   1,435,198                   -
  (2,937,368)           (937,302)
           -                   -
--------------------------------
  46,626,476           8,612,084
--------------------------------
  24,142,723          34,411,053
--------------------------------
$128,300,707        $104,157,984
================================
$  1,107,915        $    589,402
================================

   1,201,775             821,660
     557,967              48,064
  (3,743,256)           (477,375)
--------------------------------
  (1,983,514)            392,349
--------------------------------

     134,477             420,428
     107,868               2,708
    (358,813)           (251,326)
--------------------------------
    (116,468)            171,810
--------------------------------

   3,063,591             638,254
      95,661                   -
    (190,443)            (62,503)
--------------------------------
   2,968,809             575,751
================================

--------------------------------
(1) Class A and B shares commenced investment operations on December 27, 2006.
(2) International Stock Fund Class Y shares commenced investment operations on June 30, 2006. The Small Cap Growth Fund commenced investment operations on January 9, 2007.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                          CONSERVATIVE ALLOCATION FUND    MODERATE ALLOCATION FUND     AGGRESSIVE ALLOCATION FUND
                                          ============================  ============================  ============================
                                           FOR THE                        FOR THE                       FOR THE
                                          YEAR ENDED                     YEAR ENDED                    YEAR ENDED
                                          October 31,    INCEPTION       October 31,    INCEPTION      October 31,     INCEPTION
                                             2007      to 10/31/06(1)       2007      to 10/31/06(1)      2007       to 10/31/06(1)
==================================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period       $ 10.53       $10.00        $ 10.65          $10.00         $ 10.76        $10.00
                                             -------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                0.24         0.05           0.17            0.02            0.09         (0.01)
    Net realized and unrealized gain
      on investments                            0.49         0.48           1.12            0.63            1.83          0.77
                                             -------------------------------------------------------------------------------------
      Total from investment operations          0.73         0.53           1.29            0.65            1.92          0.76
                                             -------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment
      income                                   (0.12)           -          (0.12)              -           (0.15)            -
    Distributions from capital gains           (0.01)           -          (0.00)(5)           -               -             -
                                             -------------------------------------------------------------------------------------
      Total distributions                      (0.13)           -          (0.12)              -           (0.15)            -
                                             -------------------------------------------------------------------------------------
Net increase in net asset value                 0.60         0.53           1.17            0.65            1.77          0.76
                                             -------------------------------------------------------------------------------------
NET ASSET VALUE at end of period             $ 11.13       $10.53        $ 11.82          $10.65         $ 12.53        $10.76
                                             =====================================================================================
TOTAL RETURN(2)                                 6.94%        5.30%(3)      12.26%           6.50%(3)       18.00%         7.60%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)       $16,003       $3,031        $56,312          $8,762         $18,824        $2,675
Ratios of expenses to average net assets
  Before reimbursement of expenses
    by Adviser                                  1.79%       10.53%(4)       0.89%           4.73%(4)        1.62%        10.14%(4)
  After reimbursement of expenses by
    Adviser                                     0.70%        0.70%(4)       0.70%           0.70%(4)        0.70%         0.70%(4)
Ratio of net investment income (loss)
  to average net assets
  After reimbursement of expenses by
    Adviser                                     3.00%        2.78%(4)       1.45%           1.34%(4)       (0.33)%       (0.56)%(4)
Portfolio Turnover(6)                             39%          26%(3)         21%             11%(3)          24%           10%(3)

CLASS B
-------
NET ASSET VALUE at beginning of period       $ 10.51       $10.00        $ 10.63          $10.00         $ 10.74        $10.00
                                             -------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                0.17         0.02           0.09            0.01            0.00(5)      (0.01)
    Net realized and unrealized gain on
      investments                               0.48         0.49           1.11            0.62            1.82          0.75
                                             -------------------------------------------------------------------------------------
      Total from investment operations          0.65         0.51           1.20            0.63            1.82          0.74
                                             -------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment
      income                                   (0.08)           -          (0.08)              -           (0.10)            -
    Distributions from capital gains           (0.01)           -              -               -               -             -
                                             -------------------------------------------------------------------------------------
      Total distributions                      (0.09)           -          (0.08)              -           (0.10)            -
                                             -------------------------------------------------------------------------------------
Net increase in net asset value                 0.56         0.51           1.12            0.63            1.72          0.74
                                             -------------------------------------------------------------------------------------
NET ASSET VALUE at end of period             $ 11.07       $10.51        $ 11.75          $10.63         $ 12.46        $10.74
                                             =====================================================================================
TOTAL RETURN(2)                                 6.16%        5.10%(3)      11.38%           6.30%(3)       17.11%         7.40%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)       $ 4,173        $ 622        $19,825          $3,289         $ 7,234        $1,164
Ratios of expenses to average net assets
  Before reimbursement of expenses by
    Adviser                                     2.53%       10.21%(4)       1.64%           4.71%(4)        2.38%        10.07%(4)
  After reimbursement of expenses by
    Adviser                                     1.45%        1.45%(4)       1.45%           1.45%(4)        1.45%         1.45%(4)
Ratio of net investment income (loss) to
  average net assets
  After reimbursement of expenses by
    Adviser                                     2.23%        2.20%(4)       0.63%           0.67%(4)       (1.06)%       (1.28)%(4)
Portfolio Turnover(6)                             39%          26%(3)         21%             11%(3)          24%           10%(3)

----------------------------------------
(1)  Commenced investment operations June 30, 2006.
(2)  Total return at net asset value and excludes applicable sales charge.
(3)  Not annualized.
(4)  Annualized.
(5)  Amounts represent less than $0.005 per share.
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
90

================================================================================
FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                  CASH RESERVES FUND
                                                =======================================================
                                                            FOR THE YEAR ENDED OCTOBER 31,
                                                -------------------------------------------------------
                                                   2007      2006      2005      2004          2003
=======================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period           $  1.00  $   1.00   $  1.00   $  1.00      $  1.00
                                                 ------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                           0.05      0.04      0.02      0.01         0.00(1)
                                                 ------------------------------------------------------
      Total from investment operations              0.05      0.04      0.02      0.01         0.00
                                                 ------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income       (0.05)    (0.04)    (0.02)    (0.01)       (0.00)(1)
                                                 ------------------------------------------------------
      Total distributions                          (0.05)    (0.04)    (0.02)    (0.01)       (0.00)
                                                 ------------------------------------------------------
Net increase (decrease) in net asset value             -         -         -         -            -
                                                 ------------------------------------------------------
NET ASSET VALUE at end of period                 $  1.00   $  1.00   $  1.00   $  1.00      $  1.00
                                                 ======================================================
TOTAL RETURN(2)                                     4.73%     4.27%     2.33%     0.68%        0.75%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)           $12,494   $10,989   $11,243   $11,916      $14,236
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser       1.09%     1.09%     0.98%     0.82%        0.87%
  After reimbursement of expenses by Adviser        0.55%     0.55%     0.55%     0.55%        0.55%
Ratio of net investment income to average
  net assets
  After reimbursement of expenses by Adviser        4.64%     4.13%     2.30%     0.68%        0.75%

CLASS B
-------
NET ASSET VALUE at beginning of period           $  1.00   $  1.00   $  1.00   $  1.00      $  1.00
                                                 ------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                           0.04      0.03      0.02      0.00(1)      0.00(1)
                                                 ------------------------------------------------------
      Total from investment operations              0.04      0.03      0.02      0.00         0.00
                                                 ------------------------------------------------------
  LESS DISTRIBUTIONS:
   Distributions from net investment income        (0.04)    (0.03)    (0.02)        -         0.00(1)
                                                 ------------------------------------------------------
     Total distributions                           (0.04)    (0.03)    (0.02)        -         0.00
                                                 ------------------------------------------------------
Net increase (decrease) in net asset value             -         -         -      0.00         0.00
                                                 ------------------------------------------------------
NET ASSET VALUE at end of period                 $  1.00   $  1.00   $  1.00   $  1.00      $  1.00
                                                 ======================================================
TOTAL RETURN(2)                                     3.94%     3.48%     1.57%     0.07%        0.08%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)           $ 2,779   $ 4,242   $ 6,105   $ 8,432      $12,071
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser       1.84%     1.84%     1.73%     1.57%        1.62%
  After reimbursement of expenses by Adviser        1.30%     1.30%     1.30%     1.15%(3)     1.23%(3)
Ratio of net investment income to average
  net assets
  After reimbursement of expenses by Adviser        3.88%     3.37%     1.49%     0.06%        0.08%

-----------------------------------------------
(1)   Amounts represent less than $0.005 per share.
(2)   Total return at net asset value and excludes applicable sales charge.
(3)   Amount includes fees waived by distributor (Note 3).

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                           CASH RESERVES FUND
                                                     ==============================
                                                       FOR THE
                                                     PERIOD ENDED
                                                       June 14,        INCEPTION
                                                        2007(1)      to 10/31/06(2)
===================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                  $  1.00        $  1.00
                                                        --------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                  0.03           0.02
                                                        --------------------------
      Total from investment operations                     0.03           0.02
                                                        --------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income              (0.03)         (0.02)
                                                        --------------------------
       Total distributions                                (0.03)         (0.02)
                                                        --------------------------
Net increase (decrease) in net asset value                    -              -
                                                        --------------------------
NET ASSET VALUE at end of period                        $  1.00        $  1.00
                                                        ==========================
TOTAL RETURN(3)                                             N/A           1.57%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                  $     -        $ 2,746
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser              1.00%(5)       1.35%(5)
  After reimbursement of expenses by Adviser               0.55%(5)       0.55%(5)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser               4.62%(5)       4.75%(5)

                                                                  BOND FUND
                                               ================================================
                                                        FOR THE YEAR ENDED OCTOBER 31,
                                               ------------------------------------------------
                                                 2007      2006     2005      2004      2003
===============================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period         $  9.88   $  9.85   $ 10.17   $ 10.12   $ 10.17
                                               ------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                         0.43      0.42      0.39      0.37      0.40
    Net realized and unrealized gain (loss)
      on investments                             (0.10)     0.03     (0.31)     0.07     (0.05)
                                               ------------------------------------------------
      Total from investment operations            0.33      0.45      0.08      0.44      0.35
                                               ------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income     (0.36)    (0.42)    (0.40)    (0.39)    (0.40)
    Return of Capital                            (0.07)        -         -         -         -
                                               ------------------------------------------------
      Total distributions                        (0.43)    (0.42)    (0.40)    (0.39)    (0.40)
                                               ------------------------------------------------
Net increase (decrease) in net asset value       (0.10)     0.03     (0.32)     0.05     (0.05)
                                               ------------------------------------------------
NET ASSET VALUE at end of period               $  9.78   $  9.88   $  9.85   $ 10.17   $ 10.12
                                               ================================================
TOTAL RETURN(3)                                   3.42%     4.70%     0.74%     4.46%     3.51%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $55,271   $59,646   $61,942   $59,900   $78,165
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser     1.08%     1.08%     1.07%     1.01%     1.10%
  After reimbursement of expenses by Adviser      0.90%     0.90%     0.90%     0.90%     0.90%
Ratio of net investment income to average
  net assets
  After reimbursement of expenses by Adviser      4.40%     4.27%     3.82%     3.73%     3.94%
Portfolio Turnover(6)                               40%       33%       43%       81%       75%

---------------------------------------------
(1) Cash Reserves Fund Class Y shares were liquidated June 14, 2007.
(2) Commenced investment operations June 30, 2006.
(3) Total return at net asset value and excludes applicable sales charge.
(4) Not annualized.
(5) Annualized.
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
92

================================================================================
FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                   BOND FUND
                                                =================================================
                                                         FOR THE YEAR ENDED OCTOBER 31,
                                                -------------------------------------------------
                                                  2007      2006     2005       2004      2003
=================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period          $  9.88   $  9.85   $ 10.17    $ 10.12   $ 10.18
                                                -------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                          0.35      0.35      0.31       0.30      0.33
    Net realized and unrealized gain (loss) on
      investments                                 (0.10)     0.03     (0.31)      0.07     (0.06)
                                                -------------------------------------------------
      Total from investment operations             0.25      0.38         -       0.37      0.27
                                                -------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income      (0.29)    (0.35)    (0.32)     (0.32)    (0.33)
    Return of Capital                             (0.06)        -         -          -         -
                                                -------------------------------------------------
      Total distributions                         (0.35)    (0.35)    (0.32)     (0.32)    (0.33)
                                                -------------------------------------------------
Net increase (decrease) in net asset value        (0.10)     0.03     (0.32)      0.05     (0.06)
                                                -------------------------------------------------
NET ASSET VALUE at end of period                $  9.78   $  9.88   $  9.85    $ 10.17   $ 10.12
                                                =================================================
TOTAL RETURN(2)                                    2.64%     3.91%    (0.01)%     3.68%     2.64%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)          $26,507   $37,233   $47,588    $55,269   $64,529
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser      1.83%     1.83%     1.82%      1.76%     1.85%
  After reimbursement of expenses by Adviser       1.65%     1.65%     1.65%      1.65%     1.65%
Ratio of net investment income to average net
  assets
  After reimbursement of expenses by Adviser       3.65%     3.51%     3.08%      2.95%     3.19%
Portfolio Turnover(5)                                40%       33%       43%        81%       75%

                                                 FOR THE
                                                YEAR ENDED
                                                October 31,     INCEPTION
                                                  2007       to 10/31/06(1)
                                                ===========================
CLASS Y
-------
NET ASSET VALUE at beginning of period          $  9.88          $ 9.61
                                                ---------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                          0.45            0.15
    Net realized and unrealized gain (loss) on
      investments                                 (0.11)           0.27
                                                ---------------------------
      Total from investment operations             0.34            0.42
                                                ---------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income      (0.38)          (0.15)
    Return of Capital                             (0.07)              -
                                                ---------------------------
      Total distributions                         (0.45)          (0.15)
                                                ---------------------------
Net increase (decrease) in net asset value        (0.11)           0.27
                                                ---------------------------
NET ASSET VALUE at end of period                $  9.77          $ 9.88
                                                ===========================
                                                                 4.39%(3)
TOTAL RETURN(2)                                    3.58%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)          $34,542          $6,141
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser      0.82%           0.89%(4)
  After reimbursement of expenses by Adviser       0.65%           0.65%(4)
Ratio of net investment income to average net
  assets
  After reimbursement of expenses by Adviser       4.69%           4.67%(4)
Portfolio Turnover(5)                                40%             33%(3)

----------------------------------------------
(1) Commenced investment operations on June 30, 2006.
(2) Total return at net asset value and excludes applicable sales charge.
(3) Not annualized.
(4) Annualized.
(5) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                 HIGH INCOME FUND
                                                ===================================================
                                                          FOR THE YEAR ENDED OCTOBER 31,
                                                ---------------------------------------------------
                                                  2007      2006      2005        2004       2003
===================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period          $  7.36   $  7.29   $  7.56      $  7.36    $ 6.57
                                                ---------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                          0.53      0.52      0.49         0.55      0.54
    Net realized and unrealized gain (loss) on
      investments                                 (0.08)     0.07     (0.28)        0.21      0.80
                                                ---------------------------------------------------
      Total from investment operations             0.45      0.59      0.21         0.76      1.34
                                                ---------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income      (0.52)    (0.52)    (0.48)       (0.56)    (0.55)
                                                ---------------------------------------------------
      Total distributions                         (0.52)    (0.52)    (0.48)       (0.56)    (0.55)
                                                ---------------------------------------------------
Net increase (decrease) in net asset value        (0.07)     0.07     (0.27)        0.20      0.79
                                                ---------------------------------------------------
NET ASSET VALUE at end of period                $  7.29   $  7.36   $  7.29      $  7.56    $ 7.36
                                                ===================================================
TOTAL RETURN(1)                                    6.31%     8.33%     2.85%       10.73%    21.09%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)          $35,610   $36,281   $43,872      $44,137   $33,024
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser      1.21%     1.22%     1.23%        1.16%     1.38%
  After reimbursement of expenses by Adviser       1.00%     1.00%     1.00%        1.00%     1.00%
Ratio of net investment income to average net
  assets
  After reimbursement of expenses by Adviser       7.10%     6.98%     6.50%        7.37%     7.73%
Portfolio Turnover(3)                                74%       67%       81%(2)       60%       58%

CLASS B
-------
NET ASSET VALUE at beginning of period          $  7.39   $  7.31   $  7.58      $  7.37    $ 6.59
                                                ---------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                          0.49      0.47      0.43         0.49      0.49
    Net realized and unrealized gain (loss) on
      investments                                 (0.09)     0.07     (0.28)        0.22      0.78
                                                ---------------------------------------------------
      Total from investment operations             0.40      0.54      0.15         0.71      1.27
                                                ---------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income      (0.47)    (0.46)    (0.42)       (0.50)    (0.49)
                                                ---------------------------------------------------
      Total distributions                         (0.47)    (0.46)    (0.42)       (0.50)    (0.49)
                                                ---------------------------------------------------
Net increase (decrease) in net asset value        (0.07)     0.08     (0.27)        0.21      0.78
                                                ---------------------------------------------------
NET ASSET VALUE at end of period                $  7.32   $  7.39   $  7.31      $  7.58    $ 7.37
                                                ===================================================
TOTAL RETURN(1)                                    5.50%     7.64%     2.06%       10.02%    19.96%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)          $12,255   $17,099   $21,255      $23,349   $21,992
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser      1.96%     1.97%     1.98%        1.91%     2.13%
  After reimbursement of expenses by Adviser       1.75%     1.75%     1.75%        1.75%     1.75%
Ratio of net investment income to average net
  assets
  After reimbursement of expenses by Adviser       6.34%     6.24%     5.75%        6.63%     6.98%
Portfolio Turnover(3)                                74%       67%       81%(2)       60%       58%

----------------------------------------------
(1) Total return at net asset value and excludes applicable sales charge.
(2) Reflects subadviser change as of February 28, 2005.
(3) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
94

================================================================================
FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                      HIGH INCOME FUND
                                                ===========================
                                                 FOR THE
                                                YEAR ENDED
                                                October 31,    INCEPTION
                                                   2007      to 10/31/06(1)
===========================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period          $  7.36          $ 7.21
                                                ---------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                          0.51            0.16
    Net realized and unrealized gain (loss) on
      investments                                 (0.03)           0.17
                                                ---------------------------
      Total from investment operations             0.48            0.33
                                                ---------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income      (0.54)          (0.18)
                                                ---------------------------
      Total distributions                         (0.54)          (0.18)
                                                ---------------------------
Net increase (decrease) in net asset value        (0.06)           0.15
                                                ---------------------------
NET ASSET VALUE at end of period                $  7.30          $ 7.36
                                                ===========================
TOTAL RETURN(2)                                    6.72%           4.59%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)          $21,115          $2,637
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser      0.94%           1.06%(4)
  After reimbursement of expenses by Adviser       0.75%           0.75%(4)
Ratio of net investment income to average net
  assets
  After reimbursement of expenses by Adviser       7.43%           7.33%(4)
Portfolio Turnover(5)                                74%             67%(3)

----------------------------------------------
(1) Commenced investment operations on June 30, 2006.
(2) Total return at net asset value and excludes applicable sales charge.
(3) Not annualized.
(4) Annualized.
(5) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                           DIVERSIFIED INCOME FUND
                                               =================================================
                                                      FOR THE YEAR ENDED OCTOBER 31,
                                               -------------------------------------------------
                                                 2007      2006      2005      2004      2003
================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period         $ 13.20   $ 12.25   $  11.81   $ 11.18   $ 10.16
                                               -------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                         0.49      0.26       0.24      0.22      0.25
    Net realized and unrealized gain on
      investments                                 0.27      0.95       0.44      0.64      1.02
                                               -------------------------------------------------
      Total from investment operations            0.76      1.21       0.68      0.86      1.27
                                               -------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income     (0.49)    (0.26)     (0.24)    (0.23)    (0.25)
    Distributions from capital gains             (0.23)        -          -         -         -
                                               -------------------------------------------------
      Total distributions                        (0.72)    (0.26)     (0.24)    (0.23)    (0.25)
                                               -------------------------------------------------
Net increase in net asset value                   0.04      0.95       0.44      0.63      1.02
                                               -------------------------------------------------
NET ASSET VALUE at end of period               $ 13.24   $ 13.20   $  12.25   $ 11.81   $ 11.18
                                               =================================================
TOTAL RETURN(1)                                   5.95%     9.97%      5.74%     7.71%    12.72%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $90,254   $91,339   $107,457   $98,900   $83,606
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser     1.25%     1.21%      1.21%     1.17%     1.32%
  After reimbursement of expenses by Adviser      1.10%     1.10%      1.10%     1.10%     1.10%
Ratio of net investment income to average net
  assets
  After reimbursement of expenses by Adviser      3.73%     2.01%      1.88%     1.88%     2.38%
Portfolio Turnover(2)                               62%       62%        34%       39%       35%

---------------------------------------------
(1) Total return at net asset value and excludes applicable sales charge.
(2) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
96

================================================================================
FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                     DIVERSIFIED INCOME FUND
                                                      =====================================================
                                                                  FOR THE YEAR ENDED OCTOBER 31,
                                                      -----------------------------------------------------
                                                        2007       2006        2005      2004       2003
===========================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period                $  13.22   $  12.26   $  11.82   $  11.19   $  10.17
                                                      -----------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                 0.40       0.16       0.14       0.13       0.17
    Net realized and unrealized gain on investments       0.26       0.96       0.44       0.64       1.02
                                                      -----------------------------------------------------
      Total from investment operations                    0.66       1.12       0.58       0.77       1.19
                                                      -----------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income             (0.40)     (0.16)     (0.14)     (0.14)     (0.17)
    Distributions from capital gains                     (0.23)         -          -          -          -
                                                      -----------------------------------------------------
      Total distributions                                (0.63)     (0.16)     (0.14)     (0.14)     (0.17)
                                                      -----------------------------------------------------
Net increase in net asset value                           0.03       0.96       0.44       0.63       1.02
                                                      -----------------------------------------------------
NET ASSET VALUE at end of period                      $  13.25   $  13.22   $  12.26   $  11.82   $  11.19
                                                      =====================================================
TOTAL RETURN(1)                                           5.09%      9.23%      4.94%      6.90%     11.87%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                $ 57,581   $ 80,486   $ 98,258   $105,784   $100,787
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser             2.00%      1.96%      1.96%      1.92%      2.07%
  After reimbursement of expenses by Adviser              1.85%      1.85%      1.85%      1.85%      1.85%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser              2.99%      1.27%      1.15%      1.14%      1.63%
Portfolio Turnover(2)                                       62%        62%        34%        39%        35%

                                                                       LARGE CAP VALUE FUND
                                                      =====================================================
                                                                  FOR THE YEAR ENDED OCTOBER 31,
                                                      -----------------------------------------------------
                                                        2007       2006       2005       2004       2003
===========================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                $  15.47   $  13.20   $  12.19   $  11.05   $   9.37
                                                      -----------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                 0.22       0.22       0.16       0.14       0.12
    Net realized and unrealized gain on investments       1.45       2.23       1.00       1.12       1.64
                                                      -----------------------------------------------------
      Total from investment operations                    1.67       2.45       1.16       1.26       1.76
                                                      -----------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income             (0.23)     (0.18)     (0.15)     (0.12)     (0.08)
                                                      -----------------------------------------------------
      Total distributions                                (0.23)     (0.18)     (0.15)     (0.12)     (0.08)
                                                      -----------------------------------------------------
Net increase in net asset value                           1.44       2.27       1.01       1.14       1.68
                                                      -----------------------------------------------------
NET ASSET VALUE at end of period                      $  16.91   $  15.47   $  13.20   $  12.19   $  11.05
                                                      =====================================================
TOTAL RETURN(1)                                          10.88%     18.75%      9.56%     11.48%     18.95%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                $116,358   $113,441   $103,765   $ 85,855   $ 68,406
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser             1.13%      1.16%      1.17%      1.13%      1.35%
  After reimbursement of expenses by Adviser              1.13%      1.00%      1.00%      1.00%      1.00%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser              1.32%      1.53%      1.29%      1.26%      1.29%
Portfolio Turnover(2)                                       47%        45%        12%        16%        20%

----------------------------------------------------
(1)  Total return at net asset value and excludes applicable sales charge.
(2) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                     LARGE CAP VALUE FUND
                                                      =================================================
                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                      -------------------------------------------------
                                                        2007      2006      2005      2004       2003
=======================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period                $ 15.20   $ 12.97    $ 11.98   $ 10.87   $  9.24
                                                      -------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                0.16      0.15       0.09      0.06      0.05
    Net realized and unrealized gain on investments      1.36      2.16       0.96      1.10      1.60
                                                      -------------------------------------------------
      Total from investment operations                   1.52      2.31       1.05      1.16      1.65
                                                      -------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income            (0.11)    (0.08)     (0.06)    (0.05)    (0.02)
                                                      -------------------------------------------------
      Total distributions                               (0.11)    (0.08)     (0.06)    (0.05)    (0.02)
                                                      -------------------------------------------------
Net increase in net asset value                          1.41      2.23       0.99      1.11      1.63
                                                      -------------------------------------------------
NET ASSET VALUE at end of period                      $ 16.61   $ 15.20    $ 12.97   $ 11.98   $ 10.87
                                                      =================================================
TOTAL RETURN(2)                                         10.03%    17.86%      8.73%    10.70%    17.93%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                $43,146   $62,766    $74,028   $83,482   $79,765
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser            1.89%     1.90%      1.92%     1.89%     2.10%
  After reimbursement of expenses by Adviser             1.88%     1.75%      1.75%     1.75%     1.75%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser             0.61%     0.80%      0.57%     0.53%     0.54%
Portfolio Turnover(5)                                      47%       45%        12%       16%       20%

                                                       FOR THE
                                                      YEAR ENDED
                                                      October 31,    INCEPTION
                                                        2007       to 10/31/06(1)
                                                      ===========================
CLASS Y
-------
NET ASSET VALUE at beginning of period                 $ 15.48         $14.07
                                                       --------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                 0.21           0.03
    Net realized and unrealized gain on investments       1.51           1.38
                                                       --------------------------
      Total from investment operations                    1.72           1.41
                                                       --------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income             (0.27)             -
                                                       --------------------------
      Total distributions                                (0.27)             -
                                                       --------------------------
Net increase in net asset value                           1.45           1.41
                                                       --------------------------
NET ASSET VALUE at end of period                       $ 16.93         $15.48
                                                       ==========================

TOTAL RETURN(2)                                          11.21%         10.02%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                 $47,949         $7,169
Ratios of expenses to average net assets

  Before reimbursement of expenses by Adviser             0.87%          0.96%(4)

  After reimbursement of expenses by Adviser              0.88           0.75%(4)
Ratio of net investment income to average net assets

  After reimbursement of expenses by Adviser              1.47%          1.31%(4)
Portfolio Turnover(5)                                      47%             45%(3)

----------------------------------------------------
(1)  Commenced investment operations on June 30, 2006.
(2)  Total return at net asset value and excludes applicable sales charge.
(3)  Not annualized.
(4)  Annualized.
(5) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
98

================================================================================
FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                LARGE CAP GROWTH FUND
                                                             ===========================================================
                                                                           FOR THE YEAR ENDED OCTOBER 31,
                                                             -----------------------------------------------------------
                                                               2007          2006       2005        2004        2003
========================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                       $ 14.70       $ 13.72     $ 12.87     $ 11.88   $  9.63
                                                             -----------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                      (0.00)(1)      0.00(1)     0.08        0.01     (0.00)(1)
    Net realized and unrealized gain on investments             2.69          1.05        0.77        0.98      2.25
                                                             -----------------------------------------------------------
      Total from investment operations                          2.69          1.05        0.85        0.99      2.25
                                                             -----------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       -         (0.07)       0.00(1)        -         -
                                                             -----------------------------------------------------------
      Total distributions                                          -         (0.07)       0.00(1)        -         -
                                                             -----------------------------------------------------------
Net increase in net asset value                                 2.69          0.98        0.85        0.99      2.25
                                                             -----------------------------------------------------------
NET ASSET VALUE at end of period                             $ 17.39       $ 14.70     $ 13.72     $ 12.87   $ 11.88
                                                             ===========================================================
TOTAL RETURN(2)                                                18.30%         7.71%       6.61%       8.33%    23.36%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                       $68,253       $65,216     $78,785     $73,674   $71,733
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                   1.43%         1.45%       1.44%       1.38%     1.64%
  After reimbursement of expenses by Adviser                    1.20%         1.20%       1.20%       1.20%     1.20%
Ratio of net investment income (loss) to average net assets
  After reimbursement of expenses by Adviser                   (0.02)%        0.09%       0.62%       0.08%     0.05%
Portfolio Turnover(3)                                             93%          148%         18%         27%       25%

CLASS B
-------
NET ASSET VALUE at beginning of period                       $ 13.88       $ 12.98     $ 12.27     $ 11.40   $  9.31
                                                             -----------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                        (0.13)        (0.09)      (0.01)      (0.08)    (0.08)
    Net realized and unrealized gain on investments             2.54          0.99        0.72        0.95      2.17
                                                             -----------------------------------------------------------
      Total from investment operations                          2.41          0.90        0.71        0.87      2.09
                                                             -----------------------------------------------------------
Net increase in net asset value                                 2.41          0.90        0.71        0.87      2.09
                                                             -----------------------------------------------------------
Net Asset Value at end of period                             $ 16.29       $ 13.88     $ 12.98     $ 12.27   $ 11.40
                                                             ===========================================================
TOTAL RETURN(2)                                                17.36%         6.93%       5.79%       7.63%    22.45%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                       $36,147       $43,975     $54,946     $63,544   $62,832
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                   2.18%         2.20%       2.19%       2.13%     2.39%
  After reimbursement of expenses by Adviser                    1.95%         1.95%       1.94%       1.95%     1.95%
Ratio of net investment loss to average net assets
  After reimbursement of expenses by Adviser                   (0.76)%       (0.65)%     (0.09)%     (0.67)%   (0.70)%
Portfolio Turnover(3)                                             93%          148%         18%         27%       25%

-----------------------------------------------------------
(1)  Amounts represent less than $0.005 per share.
(2)  Total return at net asset value and excludes applicable sales charge.
(3) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                LARGE CAP GROWTH FUND
                                                             ===========================
                                                              FOR THE
                                                             YEAR ENDED
                                                             OCTOBER 31,   INCEPTION
                                                                2007      to 10/31/06(1)
========================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                        $ 14.72         $13.71
                                                              --------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                        0.02          (0.00)(3)
    Net realized and unrealized gain on investments              2.71           1.01
                                                              --------------------------
      Total from investment operations                           2.73           1.01
                                                              --------------------------
Net increase in net asset value                                  2.73           1.01
                                                              --------------------------
NET ASSET VALUE at end of period                              $ 17.45         $14.72
                                                              ==========================
Total Return(2)                                                 18.55%          7.37%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                        $52,811         $9,939
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                    1.16%          1.30%(5)
  After reimbursement of expenses by Adviser                     0.95%          0.95%(5)
Ratio of net investment income (loss) to average net assets
  After reimbursement of expenses by Adviser                     0.19%         (0.07)%(5)
Portfolio Turnover(6)                                              93%           148%(4)

                                                                                MID CAP VALUE FUND
                                                             =====================================================
                                                                           FOR THE YEAR ENDED OCTOBER 31,
                                                             -----------------------------------------------------
                                                               2007        2006         2005       2004     2003
==================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                       $ 15.54      $ 14.08     $ 12.44   $ 11.12   $  8.64
                                                             -----------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                        0.09         0.10        0.03      0.09      0.01
   Net realized and unrealized gain on investments              1.27         2.32        1.70      1.23      2.47
                                                             -----------------------------------------------------
     Total from investment operations                           1.36         2.42        1.73      1.32      2.48
                                                             -----------------------------------------------------
 LESS DISTRIBUTIONS:
   Distributions from net investment income                    (0.08)       (0.01)      (0.09)        -         -
   Distributions from capital gains                            (2.92)       (0.95)          -         -         -
                                                             -----------------------------------------------------
     Total distributions                                       (3.00)       (0.96)      (0.09)        -         -
                                                             -----------------------------------------------------
Net increase (decrease) in net asset value                     (1.64)        1.46        1.64      1.32      2.48
                                                             -----------------------------------------------------
NET ASSET VALUE at end of period                             $ 13.90      $ 15.54     $ 14.08   $ 12.44   $ 11.12
                                                             =====================================================
TOTAL RETURN(2)                                                 9.94%       17.93%      13.95%    11.87%    28.70%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                       $39,708      $34,364     $44,126   $40,103   $31,591
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                   1.69%        1.68%       1.70%     1.61%     1.92%
  After reimbursement of expenses by Adviser                    1.40%        1.40%       1.40%     1.40%     1.40%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                    0.74%        0.53%       0.20%     0.77%     0.17%
Portfolio Turnover(6)                                             76%         108%         37%       21%       25%

--------------------------------------------
(1)  Commenced investment operations on June 30, 2006.
(2)  Total return at net asset value and excludes applicable sales charge.
(3)  Amounts represent less than $0.005 per share
(4)  Not annualized.
(5)  Annualized.
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
100

================================================================================
FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                  MID CAP VALUE FUND
                                                             ===========================================================
                                                                           FOR THE YEAR ENDED OCTOBER 31,
                                                             -----------------------------------------------------------
                                                               2007          2006        2005       2004        2003
========================================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period                       $ 14.96      $ 13.67     $ 12.09     $ 10.91      $  8.54
                                                             -----------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                                0.00(3)     (0.03)      (0.07)       0.00(3)     (0.05)
    Net realized and unrealized gain on investments             1.20         2.27        1.65        1.18         2.42
                                                             -----------------------------------------------------------
      Total from investment operations                          1.20         2.24        1.58        1.18         2.37
                                                             -----------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from capital gains                           (2.92)       (0.95)          -           -            -
                                                             -----------------------------------------------------------
      Total distributions                                      (2.92)       (0.95)          -           -            -
                                                             -----------------------------------------------------------
Net increase (decrease) in net asset value                     (1.72)        1.29        1.58        1.18         2.37
                                                             -----------------------------------------------------------
NET ASSET VALUE at end of period                             $ 13.24      $ 14.96     $ 13.67     $ 12.09      $ 10.91
                                                             ===========================================================
TOTAL RETURN(2)                                                 9.14%       17.04%      13.07%      10.82%       27.75%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                       $21,835      $24,813     $22,633     $20,104      $16,721
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                   2.44%        2.45%       2.45%       2.36%        2.67%
  After reimbursement of expenses by Adviser                    2.15%        2.15%       2.15%       2.15%        2.15%
Ratio of net investment income (loss) to average net assets
  After reimbursement of expenses by Adviser                    0.00%       (0.20)%     (0.55)%      0.01%       (0.58)%
Portfolio Turnover(6)                                             76%         108%         37%         21%          25%

                                                               FOR THE
                                                             YEAR ENDED
                                                             October 31,     INCEPTION
                                                                2007       to 10/31/06(1)
                                                             ============================
CLASS Y
-------
NET ASSET VALUE at beginning of period                       $ 15.56          $14.54
                                                             ----------------------------
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                        0.13            0.02
   Net realized and unrealized gain on investments              1.27            1.00
                                                             ----------------------------
     Total from investment operations                           1.40            1.02
                                                             ----------------------------
 LESS DISTRIBUTIONS:
   Distributions from net investment income                    (0.12)              -
   Distributions from capital gains                            (2.92)              -
                                                             ----------------------------
     Total distributions                                       (3.04)              -
                                                             ----------------------------
Net increase (decrease) in net asset value                     (1.64)           1.02
                                                             ----------------------------
NET ASSET VALUE at end of period                             $ 13.92          $15.56
                                                             ============================
TOTAL RETURN(2)                                                10.25%           6.95%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                       $18,992          $5,531
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                   1.43%           1.63%(5)
  After reimbursement of expenses by Adviser                    1.15%           1.15%(5)
Ratio of net investment income to average net assets

  After reimbursement of expenses by Adviser                    0.94%           0.97%(5)
Portfolio Turnover(6)                                             76%            108%(4)

-----------------------------------------------------------
(1)  Commenced investment operations June 30, 2006.
(2)  Total return at net asset value and excludes applicable sales charge.
(3)  Amounts represent less than $0.005 per share.
(4)  Not annualized.
(5)  Annualized.
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                              MID CAP GROWTH FUND
                                                             =====================================================
                                                                         FOR THE YEAR ENDED OCTOBER 31,
                                                             -----------------------------------------------------
                                                               2007      2006          2005    2004     2003
==================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                       $  6.27    $  5.36    $  4.83    $  4.46    $  3.49
                                                             -----------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                        (0.07)     (0.04)     (0.01)     (0.03)     (0.03)
    Net realized and unrealized gain on investments             1.25       0.95       0.54       0.40       1.00
                                                             -----------------------------------------------------
      Total from investment operations                          1.18       0.91       0.53       0.37       0.97
                                                             -----------------------------------------------------
Net increase in net asset value                                 1.18       0.91       0.53       0.37       0.97
                                                             -----------------------------------------------------
NET ASSET VALUE at end of period                             $  7.45    $  6.27    $  5.36    $  4.83    $  4.46
                                                             =====================================================
TOTAL RETURN(1)                                                18.82%     16.98%     10.97%      8.30%     27.79%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                       $33,459    $33,899    $32,395    $25,897    $14,366
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                   1.50%      1.61%      1.69%      1.62%      2.40%
  After reimbursement of expenses by Adviser                    1.33%      1.20%      1.19%      1.20%      1.20%
Ratio of net investment income (loss) to average net assets
  After reimbursement of expenses by Adviser                   (0.87)%    (0.59)%    (0.25)%    (0.64)%    (0.42)%
Portfolio Turnover(2)                                            109%       207%        92%        71%       123%

CLASS B
-------
NET ASSET VALUE at beginning of period                       $  5.96    $  5.14    $  4.67    $  4.34    $  3.42
                                                             -----------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                        (0.13)     (0.08)     (0.05)     (0.06)     (0.02)
    Net realized and unrealized gain on investments             1.21       0.90       0.52       0.39       0.94
                                                             -----------------------------------------------------
      Total from investment operations                          1.08       0.82       0.47       0.33       0.92
                                                             -----------------------------------------------------
Net increase in net asset value                                 1.08       0.82       0.47       0.33       0.92
                                                             -----------------------------------------------------
NET ASSET VALUE at end of period                             $  7.04    $  5.96    $  5.14    $  4.67    $  4.34
                                                             =====================================================
TOTAL RETURN(1)                                                17.92%     16.15%     10.06%      7.60%     26.90%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                       $13,598    $15,754    $14,464    $13,030    $ 9,935
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                   2.25%      2.35%      2.44%      2.37%      3.15%
  After reimbursement of expenses by Adviser                    2.08%      1.95%      1.94%      1.95%      1.95%
Ratio of net investment loss to average net assets
  After reimbursement of expenses by Adviser                   (1.62)%    (1.36)%    (0.98)%    (1.39)%    (1.17)%
Portfolio Turnover(2)                                            109%       207%        92%        71%       123%

-----------------------------------------------------------
(1)  Total return at net asset value and excludes applicable sales charge.
(2) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
102

================================================================================
FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                            MID CAP GROWTH FUND
                                                      ==============================
                                                       FOR THE
                                                      YEAR ENDED
                                                      October 31,       INCEPTION
                                                         2007         to 10/31/06(1)
====================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                 $  6.27            $ 5.84
                                                       -----------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                  (0.03)            (0.01)
    Net realized and unrealized gain on investments       1.23              0.44
                                                       -----------------------------
      Total from investment operations                    1.20              0.43
                                                       -----------------------------
Net increase in net asset value                           1.20              0.43
                                                       -----------------------------
NET ASSET VALUE at end of period                       $  7.47            $ 6.27
                                                       =============================
TOTAL RETURN(3)                                          19.11%             7.53%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                 $32,631            $7,830
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser             1.22%             1.47%(5)
  After reimbursement of expenses by Adviser              1.11%             0.95%(5)
Ratio of net investment loss to average net assets
  After reimbursement of expenses by Adviser             (0.62)%           (0.58)%(5)
Portfolio Turnover(6)                                      109%              207%(4)

                                                       SMALL CAP
                                                       VALUE FUND
                                                     ==============
                                                       INCEPTION
                                                     to 10/31/06(2)
===================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                  $10.00
                                                        ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                 0.06
    Net realized and unrealized gain on investments       0.30
                                                        ----------
      Total from investment operations                    0.36
                                                        ----------
Net increase in net asset value                           0.36
                                                        ----------
NET ASSET VALUE at end of period                        $10.36
                                                        ==========
                                                          3.60%(4)
TOTAL RETURN(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                  $6,098
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser             2.61%(5)
  After reimbursement of expenses by Adviser              1.50%(5)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser              0.71%(5)
Potfolio Turnover(6)                                        14%(4)

----------------------------------------------------
(1)  Commenced investment operations June 30, 2006.
(2)  Commenced investment operations December 27, 2006.
(3)  Total return at net asset value and excludes applicable sales charge.
(4)  Not annualized.
(5)  Annualized.
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                        SMALL CAP
                                                        VALUE FUND
                                                      ==============
                                                        INCEPTION
                                                      to 10/31/07(1)
====================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period                  $10.00
                                                        ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                (0.00)(4)
    Net realized and unrealized gain on investments       0.29
                                                        ----------
      Total from investment operations                    0.29
                                                        ----------
Net increase in net asset value                           0.29
                                                        ----------
NET ASSET VALUE at end of period                        $10.29
                                                        ==========
TOTAL RETURN(3)                                           2.90%(5)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                  $  200
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser            11.24%(6)
  After reimbursement of expenses by Adviser              2.25%(6)
Ratio of net investment loss to average net assets
  After reimbursement of expenses by Adviser             (0.01)%(6)
Portfolio Turnover(7)                                       14%(5)

                                                          INCEPTION
                                                        to 10/31/07(2)
                                                        ==============
CLASS Y
-------
NET ASSET VALUE at beginning of period                   $  9.82
                                                         -----------
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                    0.05
   Net realized and unrealized gain on investments          0.50
                                                         -----------
     Total from investment operations                       0.55
                                                         -----------
Net increase in net asset value                             0.55
                                                         -----------
NET ASSET VALUE at end of period                         $ 10.37
                                                         ===========
TOTAL RETURN(3)                                             5.60%(5)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                   $14,949
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser               1.91%(6)
  After reimbursement of expenses by Adviser                1.25%(6)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser               0.99%(6)
Portfolio Turnover(7)                                        14%(5)

----------------------------------------------------
(1)  Commenced investment operations December 27, 2006.
(2)  Commenced investment operations January 9, 2007.
(3)  Total return at net asset value and excludes applicable sales charge.
(4)  Amounts represent less than $0.005 per share.
(5)  Not annualized.
(6)  Annualized.
(7) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
104

================================================================================
FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                     SMALL CAP
                                                                    GROWTH FUND
                                                                  ==============
                                                                    INCEPTION
                                                                  to 10/31/07(1)
================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                                $10.00
                                                                      ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                                (0.03)
    Net realized and unrealized gain on investments                     1.22
                                                                      ----------
      Total from investment operations                                  1.19
                                                                      ----------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                           (0.00)(3)
                                                                      ----------
      Total distributions                                              (0.00)
                                                                      ----------
Net increase in net asset value                                         1.19
                                                                      ----------
NET ASSET VALUE at end of period                                      $11.19
                                                                      ==========
TOTAL RETURN(2)                                                        11.92%(4)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                                $5,922
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                           2.61%(5)
  After reimbursement of expenses by Adviser                            1.50%(5)
Ratio of net investment loss to average net assets
  After reimbursement of expenses by Adviser                           (0.37)%(5)
Portfolio Turnover(6)                                                     90%(4)

                                                                      INCEPTION
                                                                    to 10/31/07(1)
                                                                    ==============
CLASS B
-------
NET ASSET VALUE at beginning of period                                $10.00
                                                                      ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                                (0.08)
    Net realized and unrealized gain on investments                     1.19
                                                                      ----------
      Total from investment operations                                  1.11
                                                                      ----------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                           (0.00)(3)
                                                                      ----------
      Total distributions                                              (0.00)
                                                                      ----------
Net increase in net asset value                                         1.11
                                                                      ----------
NET ASSET VALUE at end of period                                      $11.11
                                                                      ==========
TOTAL RETURN(2)                                                        11.11%(4)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                                $  166
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                          12.61%(5)
  After reimbursement of expenses by Adviser                            2.25%(5)
Ratio of net investment loss to average net assets
  After reimbursement of expenses by Adviser                           (1.10)%(5)
Portfolio Turnover(6)                                                     90%(4)

---------------------------------------------
(1) Commenced investment operations December 27, 2006.
(2) Total return at net asset value and excludes applicable sales charge.
(3) Amounts represent less than $0.005 per share.
(4) Not annualized.
(5) Annualized.
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                      SMALL CAP
                                                                     GROWTH FUND
                                                                    ==============
                                                                      INCEPTION
                                                                    to 10/31/07(1)
==================================================================================

CLASS Y
-------
NET ASSET VALUE at beginning of period                                $  9.84
                                                                      ------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                                 (0.00)(3)
    Net realized and unrealized gain on investments                      1.37
                                                                      ------------
      Total from investment operations                                   1.37
                                                                      ------------
Net increase in net asset value                                          1.37
                                                                      ------------
NET ASSET VALUE at end of period                                      $ 11.21
                                                                      ============
TOTAL RETURN(2)                                                         13.92%(4)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                                $19,053
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                            1.87%(5)
  After reimbursement of expenses by Adviser                             1.25%(5)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                            (0.02)%(5)
Portfolio Turnover(6)                                                      90%(4)

                                                            INTERNATIONAL STOCK FUND
                                               ================================================
                                                       FOR THE YEAR ENDED OCTOBER 31,
                                               ------------------------------------------------
                                                 2007     2006       2005      2004     2003
===============================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period         $ 15.66   $ 12.65   $ 10.56   $  8.92   $  7.00
                                               ------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                         0.16      0.15      0.14      0.08      0.10
    Net realized and unrealized gain on
      investments                                 2.92      3.01      2.05      1.66      1.88
                                               ------------------------------------------------
      Total from investment operations            3.08      3.16      2.19      1.74      1.98
                                               ------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income     (0.11)    (0.14)    (0.10)    (0.10)    (0.06)
    Distributions from capital gains             (1.58)    (0.01)        -         -         -
                                               ------------------------------------------------
      Total distributions                        (1.69)    (0.15)    (0.10)    (0.10)    (0.06)
                                               ------------------------------------------------
Net increase in net asset value                   1.39      3.01      2.09      1.64      1.92
                                               ------------------------------------------------
NET ASSET VALUE at end of period               $ 17.05   $ 15.66   $ 12.65   $ 10.56   $  8.92
                                               ================================================
TOTAL RETURN(2)                                  21.24%    25.11%    20.81%    19.56%    28.46%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $52,145   $78,958   $58,825   $43,915   $33,664
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser     1.89%     1.87%     1.90%     1.85%     2.11%
  After reimbursement of expenses by Adviser      1.60%     1.60%     1.60%     1.60%     1.60%
Ratio of net investment income to average net
  assets After reimbursement of
  expenses by Adviser                             0.99%     1.03%     1.15%     0.76%     1.30%
Portfolio Turnover(6)                               79%       63%       64%       45%       34%

--------------------------------------------------------------------------------
(1) Commenced investment operations January 9, 2007.
(2) Total return at net asset value and excludes applicable sales charge.
(3) Amounts represent less than $0.005 per share.
(4) Not annualized.
(5) Annualized.
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
106

================================================================================
FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                               INTERNATIONAL STOCK FUND
                                               ========================================================
                                                           FOR THE YEAR ENDED OCTOBER 31,
                                               --------------------------------------------------------
                                                 2007          2006     2005      2004         2003
=======================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period         $ 15.45       $ 12.48   $ 10.41   $ 8.78      $ 6.89
                                               --------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                         0.08          0.03      0.04    (0.00)(3)    0.04
    Net realized and unrealized gain on
      investments                                 2.84          2.98      2.04     1.64        1.85
                                               --------------------------------------------------------
      Total from investment operations            2.92          3.01      2.08     1.64        1.89
                                               --------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income         -         (0.03)    (0.01)   (0.01)      (0.00)(3)
    Distributions from capital gains             (1.58)        (0.01)        -        -           -
                                               --------------------------------------------------------
      Total distributions                        (1.58)        (0.04)    (0.01)   (0.01)      (0.00)
                                               --------------------------------------------------------
Net increase in net asset value                   1.34          2.97      2.07     1.63        1.89
                                               --------------------------------------------------------
NET ASSET VALUE at end of period               $ 16.79       $ 15.45   $ 12.48   $10.41      $ 8.78
                                               ========================================================
TOTAL RETURN(2)                                  20.31%        24.18%    20.00%   18.67%      27.44%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $15,630       $16,175   $10,922   $7,559      $5,806
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser     2.64%         2.62%     2.65%    2.59%       2.86%
  After reimbursement of expenses by Adviser      2.35%         2.35%     2.35%    2.35%       2.35%
Ratio of net investment income to average net
  assets After reimbursement of
  expenses by Adviser                             0.41%         0.32%     0.41%    0.03%       0.55%
Portfolio Turnover(6)                               79%           63%       64%      45%         34%

                                               FOR THE YEAR
                                                  ENDED        INCEPTION
                                               10/31/2007    to 10/31/06(1)
                                               ============================
CLASS Y
-------
NET ASSET VALUE at beginning of period         $ 15.68           $14.57
                                               ----------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                         0.17             0.01
    Net realized and unrealized gain on
      investments                                 2.96             1.10
                                               ----------------------------
      Total from investment operations            3.13             1.11
                                               ----------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income     (0.15)               -
    Distributions from capital gains             (1.58)               -
                                               ----------------------------
      Total distributions                        (1.73)               -
                                              -----------------------------
Net increase in net asset value                   1.40             1.11
                                               ----------------------------
NET ASSET VALUE at end of period               $ 17.08           $15.68
                                               ============================
TOTAL RETURN(2)                                  21.59%            7.62%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $60,525           $9,025
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser     1.66%            1.72%(5)
  After reimbursement of expenses by Adviser      1.35%            1.35%(5)
Ratio of net investment income to average net
  assets After reimbursement of
  expenses by Adviser                             1.48%            0.48%(5)
Portfolio Turnover(6)                               79%              63%(5)

---------------------------------------------
(1) Commenced investment operations June 30, 2006.
(2) Total return at net asset value and excludes applicable sales charge.
(3) Amounts represent less than $0.005 per share
(4) Not annualized.
(5) Annualized.
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION
The MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end, management investment company. As of the date of this report, the Trust offers fourteen funds (individually, a "fund," collectively, the "Funds"). The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with MEMBERS Capital Advisors, Inc. (the "Investment Adviser"). The Investment Adviser has entered into subadvisory agreements with certain subadvisers ("Subadvisers") for the management of the investments of the High Income Fund, Mid Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, International Stock Fund, and a portion of the Mid Cap Value Fund. The accompanying financial statements include the Cash Reserves, Bond, High Income, Diversified Income (formerly Balanced
Fund), Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap Growth, and International Stock Funds (collectively, the "Core Funds"), and the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (collectively, the "Allocation Funds"). The Core Funds, excluding the Cash Reserves and Diversified Income Funds, offer three classes of shares: Class A, B and Y, and the Allocation Funds, Cash Reserves Fund and the Diversified Income Fund, offer two classes of shares: Class A and
B. Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund, collectively, the "Funds", in the preparation of its financial statements.

PORTFOLIO VALUATION: Securities and other investments are valued as follows:
Equity securities and exchange-traded funds ("ETFs") listed on any U.S. or foreign stock exchange or listed and traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Investments in shares of open-ended mutual funds, including money market funds, are valued at their daily net asset value ("NAV") which is calculated as of 3:00 p.m. Central Time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Since the assets of the Allocation Funds consist primarily of shares of the underlying funds, the NAV of each Allocation Fund is determined based on the NAV's of the underlying funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange on which the contracts are primarily traded. The Funds' Securities Valuation Committee (the "Committee") shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.

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The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values using the current exchange rate.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser's opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate their NAV may differ from market quotations or official closing prices. Because the Allocation Funds will only invest in underlying funds, government securities and short-term commercial paper, it is not anticipated that the Investment Adviser will need to "fair" value any of the investments of the Allocation Funds. However, an underlying fund may need to "fair" value one or more of its investments.

A fund's investments will be valued at fair value if in the judgment of the Committee an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated at 3:00 p.m. Central Time. Significant events may include, but are not limited to the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; depository receipts; currency spot or forward markets that trade after pricing or foreign exchange; and other derivative securities traded after the close such as WEBs and SPDRs. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Funds.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

FEDERAL INCOME TAXES: It is each fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all it's taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

EXPENSES: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

CLASSES: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

REPURCHASE AGREEMENTS: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. As of October 31, 2007, none of the funds have open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds' custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience one of the following: delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

FOREIGN CURRENCY TRANSACTIONS: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

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Each fund, except the Cash Reserves Fund, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. The Cash Reserves Fund can only invest in U.S. dollar-denominated foreign money market securities.

The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Each fund, except the Cash Reserves Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds' net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. As of October 31, 2007, none of the funds have open forward foreign currency exchange contracts.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or other liquid assets in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

FUTURES CONTRACTS: Each fund, except the Cash Reserves Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The Funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a fund enters into a futures contract, the fund segregates in cash or other liquid securities, of any type or maturity, equal in value to the fund's commitment. The fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of October 31, 2007, none of the funds have open futures contracts.

DELAYED DELIVERY SECURITIES: Each fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often more than a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates in cash or other liquid securities, of any type or maturity, equal in value to the fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. For the year ended October 31, 2007, the Bond and High Income Funds entered into such transactions, the market values of which are identified in each fund's Portfolio of Investments.

RECLASSIFICATION ADJUSTMENTS: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds. Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.

REDEMPTION FEES: The Small Cap Value, Small Cap Growth, and the International Stock Funds will deduct a fee of 2% from redemption proceeds on Class A and Class B shares held 30 calendar days or less. Redemption fees are treated as additional paid-in capital to the fund from which the shares are redeemed and are designed to help offset any costs associated with short-term shareholder trading.

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NEW ACCOUNTING PRONOUNCEMENTS: In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. As required, FIN 48 was adopted effective April 30, 2007 for the Small Cap Value and Small Cap Growth Funds as these funds commenced operations after the effective date of FIN 48. No material uncertain tax positions existed at the time of adoption or as of October 31, 2007. Consequently, the Small Cap Value and Small Cap Growth Funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2007. It is the funds' policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. All funds other than Small Cap Value and Small Cap Growth are required to adopt FIN 48 on April 30, 2008, and apply it to all open tax years as of the date of effectiveness. Management is currently evaluating the application of FIN 48 to these funds and is not in a position at this time to estimate the significance of its impact, if any, on the funds' financial statements.

FASB also issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands financial statement disclosures about fair value measurements. Management is currently evaluating the application of FAS 157 to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS
For its investment advisory services to the Funds, the Investment Adviser is entitled to receive a fee, which is computed at an annualized percentage rate of the average daily value of the net assets of each fund as follows: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.55% for the High Income Fund; 0.65% for the Diversified Income Fund; 0.55% for the Large Cap Value Fund; 0.75% for the Large Cap Growth Fund; 0.95% for the Mid Cap Value Fund, 0.75% for the Mid Cap Growth Fund; 1.00% for the Small Cap Value Fund; 1.00% for the Small Cap Growth Fund; 1.05% for the International Stock Fund, and .20% for the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the Funds at October 31, 2007, are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for a portion of the Mid Cap Value Fund and the entire Mid Cap Growth and Small Cap Growth Funds, Paradigm Asset Management Company, LLC for the Small Cap Value Fund, and Lazard Asset Management LLC for the International Stock Fund. The Investment Adviser manages the other portion of the Mid Cap Value Fund, the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Cash Reserves Fund, Bond Fund, Diversified Income Fund, Large Cap Value Fund, and Large Cap Growth Fund.

The Investment Adviser has contractually agreed to waive fees and/or reimburse expenses with respect to the Funds ("Expense Cap Agreement") until February 28, 2008, such that total expenses, exclusive of management fees, 12b-1 fees, taxes, interest, service fees, and other extraordinary items will not exceed the following amounts:

FUND                    CLASS A    CLASS B    CLASS Y
----                    -------    -------    -------
Conservative Allocation  0.70%      1.45%        NA
Moderate Allocation      0.70%      1.45%        NA
Aggressive Allocation    0.70%      1.45%        NA
Cash Reserves            0.55%      1.30%        NA
Bond                     0.90%      1.65%      0.65%
High Income              1.00%      1.75%      0.75%
Diversified Income       1.10%      1.85%        NA
Large Cap Value          1.20%      1.95%      0.95%
Large Cap Growth         1.20%      1.95%      0.95%
Mid Cap Value            1.40%      2.15%      1.15%
Mid Cap Growth           1.40%      2.15%      1.15%
Small Cap Value          1.50%      2.25%      1.25%
Small Cap Growth         1.50%      2.25%      1.25%
International Stock      1.60%      2.35%      1.35%

For the year ended October 31, 2007, the Investment Adviser reimbursed expenses of $125,906 for the Conservative Allocation Fund, $82,473 for the Moderate Allocation Fund, $129,401 for the Aggressive Allocation Fund, $96,265 for the Cash Reserves Fund, $189,438 for the Bond Fund, $127,986 for the High Income Fund, $234,637 for the Diversified Income Fund, $6,615 for the Large Cap Value Fund, $297,863 for the Large Cap Growth Fund, $210,040 for the Mid Cap Value Fund, $100,481 for the Mid Cap Growth Fund, $116,613 for the Small Cap Value Fund, $119,778 for the Small Cap Growth Fund, and $317,536 for the International Stock Fund.

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NOTES TO FINANCIAL STATEMENTS
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Any reimbursements or fee waivers made by the Investment Adviser to a fund are subject to repayment by the fund, to the extent that the fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years, measured on a fiscal year basis, from when the reimbursement or fee reduction occurred.

                                  RECOVERY EXPIRING         RECOVERY EXPIRING         RECOVERY EXPIRING
FUND                              OCTOBER 31, 2008          OCTOBER 31, 2009          OCTOBER 31, 2010
----                              -----------------         -----------------         ----------------
Conservative Allocation                  NA                     $ 60,600                  $125,906
Moderate Allocation                      NA                       58,861                    82,473
Aggressive Allocation                    NA                       60,571                   129,401
Cash Reserves                         $ 78,715                    90,538                    96,265
Bond                                   187,908                   189,515                   189,438
High Income                            159,911                   122,119                   127,986
Diversified Income                     238,207                   210,578                   234,637
Large Cap Value                        305,185                   273,920                     6,615
Large Cap Growth                       335,822                   310,809                   297,863
Mid Cap Value                          201,154                   195,647                   212,040
Mid Cap Growth                         222,629                   206,584                   100,481
Small Cap Value                          NA                        NA                      116,613
Small Cap Growth                         NA                        NA                      119,778
International Stock                    187,015                   230,191                   317,536

Through October 31, 2007, the Investment Adviser recouped $107,574 in the Large Cap Value Fund of fees previously waived or reimbursed under the Expense Cap Agreement.

CUNA Brokerage Services, Inc. ("CUNA Brokerage") serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to the Trust's Class A and B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each fund's daily net assets attributable to the respective class of shares for all funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the year ended October 31, 2007, sales charges received by CUNA Brokerage were as follows:

                                      AMOUNT PAID
                              ---------------------------
FUND                            CLASS A          CLASS B
----                           ---------        ---------
Conservative Allocation       $  397,345         $ 7,836
Moderate Allocation            1,316,861          24,158
Aggressive Allocation            471,127           6,800
Cash Reserves                      2,230          18,764
Bond                              34,934          50,536
High Income                       65,317          26,447
Diversified Income               140,546          99,015
Large Cap Value                  117,612          61,439
Large Cap Growth                  85,920          50,333
Mid Cap Value                     69,800          32,925
Mid Cap Growth                    55,093          18,600
Small Cap Value                    2,152             -
Small Cap Growth                   1,790             -
International Stock               95,872          22,075

Certain officers and trustees of the Funds are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. Unaffiliated trustees receive from the Trust an attendance fee for each Board or Committee meeting attended, with additional remuneration paid to the "lead" trustee and audit committee chair.

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4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS
With respect to dividends from net investment income, the Cash Reserves Fund and Bond Fund declare dividends daily and reinvest monthly. The High Income Fund and Diversified Income Fund declare and reinvest dividends monthly. The Conservative Allocation, Moderate Allocation, Aggressive Allocation, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap Growth, and the International Stock Funds declare and reinvest dividends annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS
For the year ended October 31, 2007, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                U.S. GOVERNMENT SECURITIES            OTHER INVESTMENT SECURITIES
                                --------------------------            ---------------------------
FUND                              PURCHASES       SALES               PURCHASES          SALES
----                              ---------       -----               ---------          -----
Conservative Allocation         $      -      $      -               $ 20,056,709     $ 4,538,633
Moderate Allocation                    -             -                 67,836,253       9,152,572
Aggressive Allocation                  -             -                 23,161,442       3,385,056
Bond                              36,848,619    28,738,708              5,665,542       9,769,025
High Income                            -             -                 54,917,633      43,800,950
Diversified Income                24,754,081    28,702,858             72,365,457      82,530,460
Large Cap Value                        -             -                 97,834,611      91,201,924
Large Cap Growth                       -             -                134,563,988     120,655,981
Mid Cap Value                          -             -                 64,221,750      54,740,500
Mid Cap Growth                         -             -                 83,082,627      71,247,874
Small Cap Value(1)                     -             -                 22,449,648       2,004,373
Small Cap Growth(1)                    -             -                 37,920,104      14,388,658
International Stock                    -             -                 85,914,832      81,803,966

-------------------------------------------------------
(1)Commenced investment operations on December 27, 2006.

6. FOREIGN SECURITIES
Each fund may invest in foreign securities, however, the Cash Reserves is limited to U.S. dollar-denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency. Foreign securities include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Swedish Depositary Receipts ("SDRs") and foreign money market securities. Dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain of the funds have reclaim receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statement of Assets and Liabilities. On a periodic basis, these receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

7. SECURITIES LENDING
The Core Funds, except the Cash Reserves Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. At October 31, 2007, cash collateral received for Funds engaged in securities lending was invested in the State Street

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NOTES TO FINANCIAL STATEMENTS
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Navigator Securities Lending Prime Portfolio. Additionally, the Bond, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value and Mid Cap Growth Funds received non-cash collateral, which they are not permitted to sell or repledge, in the amounts of $3,378,768, $4,040,125, $1,420,063, $1,524,925,
$854,691, and $807,930, respectively. The value of all cash collateral is included within the Portfolio of Investments with an offsetting liability, payable upon return of securities loaned, reflected on the Statement of Assets and Liabilities.

Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statement of Operations. The value of securities on loan at October 31, 2007 is as follows:

FUND                      VALUE OF SECURITIES ON LOAN
----                      ---------------------------
Bond                              $28,931,565
High Income                        14,373,832
Diversified Income                 27,284,247
Large Cap Value                    17,357,150
Large Cap Growth                   14,493,669
Mid Cap Value                      21,702,456
Mid Cap Growth                     18,120,194
International Stock                14,882,117

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

8. TAX INFORMATION
The tax character of distributions paid during the years ended October 31, 2007 and 2006 was as follows:

                                 ORDINARY INCOME               LONG-TERM CAPITAL GAIN            RETURN OF CAPITAL
                                 ---------------               ----------------------            -----------------
FUND                           2007             2006                2007          2006          2007          2006
----                           ----             ----                ----          ----          ----          ----
Conservative Allocation      $   63,707    $        -         $         -    $        -         $      -     $   -
Moderate Allocation             226,773             -                   -             -                -         -
Aggressive Allocation            48,470             -              27,182             -                -         -
Cash Reserves                   834,210       645,366                   -             -                -         -
Bond                          3,718,123     4,145,557                   -             -          771,839         -
High Income                   4,370,555     3,654,568                   -             -                -         -
Diversified Income            5,408,753     3,183,945           3,024,761             -                -         -
Large Cap Value               2,305,265     1,814,875                   -             -                -         -
Large Cap Growth                      -       422,539                   -             -                -         -
Mid Cap Value                 1,301,006       571,830          11,398,471     3,919,466                -         -
Mid Cap Growth                        -             -                   -             -                -         -
Small Cap Value                       -             -                   -             -                -         -
Small Cap Growth                    783             -                   -             -                -         -
International Stock           2,974,032       666,394           8,721,408        37,757                -         -

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

FUND                          ORDINARY INCOME        LONG-TERM CAPITAL GAIN
----                          ---------------        ----------------------
Conservative Allocation         $   297,219               $     55,746
Moderate Allocation                 552,296                    373,482
Aggressive Allocation                     -                    212,760
Cash Reserves                         1,165                          -
Bond                                      -                          -
High Income                         195,971                          -
Diversified Income                        -                 10,929,080
Large Cap Value                   1,632,391                  1,207,706
Large Cap Growth                          -                          -
Mid Cap Value                     1,995,691                  6,033,431
Mid Cap Growth                            -                    577,648
Small Cap Value                     525,736                          -
Small Cap Growth                    310,334                          -
International Stock               2,296,319                 14,019,896

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For federal income tax purposes, the funds listed below have capital loss carryovers as of October 31, 2007, which are available to offset future capital gains, if any:

FUND                   2008        2009         2010         2011        2012       2013      2014       2015
----                   ----        ----         ----         ----        ----       ----      ----       ----
Bond                 $194,273   $        -   $  230,858   $        -   $310,672   $65,261   $362,802   $57,909
High Income                 -    1,720,815    2,445,850      614,259          -         -          -    72,549
Large Cap Growth            -            -            -    1,255,080          -         -          -         -

The Cash Reserves, Large Cap Value, Large Cap Growth and Mid Cap Growth Funds, utilized $12, $14,805,731, $9,700,279 and $6,900,253, respectively, of prior capital loss carryovers during the year ended October 31, 2007.

At October 31, 2007, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

FUND                         APPRECIATION      DEPRECIATION          NET
----                         ------------      ------------          ---
Conservative Allocation       $   514,662      $   (47,708)      $   466,954
Moderate Allocation             4,378,464         (192,464)        4,186,000
Aggressive Allocation           2,210,027                -         2,210,027
Bond                            1,247,027       (1,417,131)         (170,104)
High Income                       819,346       (1,200,996)         (381,650)
Diversified Income              9,013,499       (2,718,764)        6,294,735
Large Cap Value                43,192,310       (3,731,300)       39,461,010
Large Cap Growth               23,440,597       (2,490,405)       20,950,192
Mid Cap Value                  10,195,033       (3,566,821)        6,628,212
Mid Cap Growth                 10,880,815       (3,062,591)        7,818,224
Small Cap Value                 1,395,736       (1,603,470)         (207,734)
Small Cap Growth                2,820,450       (1,216,781)        1,603,669
International Stock            25,882,170       (1,722,163)       24,160,007

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

9. CONCENTRATION OF RISK
Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Mid Cap Growth Fund, and International Stock Fund enter into these contracts primarily to protect these funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high yield securities.

The Allocation Funds are fund of funds, meaning that they invest primarily in the shares of other registered investment companies (the "underlying funds"), including ETFs. Thus, each fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying

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NOTES TO FINANCIAL STATEMENTS
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fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the Allocation Funds are subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.

Additionally, the Allocation Funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

10. CAPITAL SHARES AND AFFILIATED OWNERSHIP
Each fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each fund currently offers three classes of shares, Class A, B, and Y. At October 31, 2007, investments in the Funds by affiliates were as follows:

                                          CUNA             CUNA
                                       MUTUAL LIFE        MUTUAL            CUMIS                CUNA
                                        INSURANCE        INSURANCE         INSURANCE           BROKERAGE
FUND                        CLASS        COMPANY          SOCIETY        SOCIETY, INC.       SERVICES, INC.
----                        -----      -----------       ---------       -------------       --------------
Conservative Allocation       A        $1,126,015       $    -            $    -               $    -
Moderate Allocation           A         1,195,526            -                 -                    -
Aggressive Allocation         A         1,269,657            -                 -                    -
Cash Reserves                 A         2,086,920        2,078,988             -                    -
Bond                          A         1,352,036        2,355,432             -                    -
High Income                   A         8,009,272            -                 -                    -
Diversified Income            A             -                -                 -                1,637,641
Small Cap Value               A             -                -             5,076,400                -
Small Cap Value               B             -                -               102,900                -
Small Cap Growth              A             -                -             5,483,979                -
Small Cap Growth              B             -                -               111,106                -
International Stock           A           769,014        5,856,136             -                    -

The Allocation Funds invest in underlying funds, of which certain underlying funds (the "affiliated underlying funds"), may be deemed to be under common control because of the same Board of Trustees. A summary of the transactions with each affiliated underlying fund during the year ended October 31, 2007 follows:

                                    BALANCE OF                          BALANCE OF
                                     SHARES                               SHARES
                                     HELD AT      GROSS         GROSS    HELD AT       VALUE AT     REALIZED     DISTRIBUTIONS
FUND/UNDERLYING FUND               10/31/2006   ADDITIONS       SALES   10/31/2007    10/31/2007   GAIN (LOSS)    RECEIVED(2)
--------------------               ----------   ---------       -----   ----------    ----------   -----------   -------------
CONSERVATIVE ALLOCATION FUND
MEMBERS Bond Fund
  Class Y                             109,293     293,846     170,130      233,009    $2,276,501      $(8,205)        $ 78,144
MEMBERS Cash Reserves Fund
  Class Y                             423,177   1,212,726   1,635,903        -             -             -              25,906
MEMBERS High Income Fund
  Class Y                              22,968     111,386       8,812      125,542       916,459         (502)          41,869
MEMBERS International Stock Fund
  Class Y                              11,545      54,496       5,730       60,311     1,030,114         (531)          27,327
MEMBERS Large Cap Growth Fund
  Class Y(1)                           27,263     116,564      11,601      132,226     2,307,336       12,002             -
MEMBERS Large Cap Value Fund
  Class Y                              20,266      86,973       9,253       97,986     1,658,898        4,671            8,120
MEMBERS Mid Cap Growth Fund
  Class Y(1)                           20,789      84,434       9,954       95,269       712,608        3,182             -
------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                                $8,901,916      $10,617         $181,366

----------------------------------------
(1) Non-income producing.
(2) Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

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                                    BALANCE OF                          BALANCE OF
                                     SHARES                               SHARES
                                     HELD AT      GROSS         GROSS    HELD AT        VALUE AT     REALIZED     DISTRIBUTIONS
FUND/UNDERLYING FUND               10/31/2006   ADDITIONS       SALES   10/31/2007     10/31/2007   GAIN (LOSS)    RECEIVED(2)
--------------------               ----------   ---------       -----   ----------     ----------   -----------   -------------
MODERATE ALLOCATION FUND
MEMBERS Bond Fund
  Class Y                             121,238     669,645      33,150      757,733    $ 7,403,054     $ (2,115)      $  203,262
MEMBERS Cash Reserves Fund
  Class Y                             587,248   1,983,787   2,571,035         -             -              -             42,946
MEMBERS High Income Fund
  Class Y                             109,168     590,827      23,877      676,118      4,935,665       (1,539)         224,730
MEMBERS International Stock Fund
  Class Y                              96,584     506,468      32,782      570,270      9,740,207      (20,851)         266,069
MEMBERS Large Cap Growth Fund
  Class Y(1)                          128,062     467,483      92,607      502,938      8,776,273       20,050             -
MEMBERS Large Cap Value Fund
  Class Y                              87,713     423,472      26,148      485,037      8,211,676        3,134           40,295
MEMBERS Mid Cap Growth Fund
  Class Y(1)                          240,080     728,749     198,291      770,538      5,763,621        4,618             -
MEMBERS Mid Cap Value Fund
  Class Y                              62,670     232,768      59,275      236,163      3,287,394      (96,208)         233,701
MEMBERS Small Cap Growth Fund
  Class Y(1)                             -        326,338      12,431      313,907      3,518,894       (1,898)            -
MEMBERS Small Cap Value Fund
  Class Y(1)                             -        248,091       9,205      238,886      2,477,250       (2,738)            -
-------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                                $54,114,034     $(97,547)      $1,011,003

                                    BALANCE OF                          BALANCE OF
                                     SHARES                               SHARES
                                     HELD AT      GROSS         GROSS    HELD AT        VALUE AT     REALIZED     DISTRIBUTIONS
FUND/UNDERLYING FUND               10/31/2006   ADDITIONS       SALES   10/31/2007     10/31/2007   GAIN (LOSS)    RECEIVED(2)
--------------------               ----------   ---------       -----   ----------     ----------   -----------   -------------
AGGRESSIVE ALLOCATION FUND
MEMBERS International Stock Fund
  Class Y                              58,513   343,849        29,160      373,202    $ 6,374,296      $  (787)        $146,000
MEMBERS Large Cap Growth Fund
  Class Y(1)                           52,342   206,717        46,284      212,775      3,712,921       28,077             -
MEMBERS Large Cap Value Fund
  Class Y                              35,011   188,309        13,734      209,586      3,548,288        3,438           14,488
MEMBERS Mid Cap Growth Fund
  Class Y(1)                          111,744   348,625       100,472      359,897      2,692,030       18,314             -
MEMBERS Mid Cap Value Fund
  Class Y                              38,321   146,732        35,520      149,533      2,081,493      (49,319)         125,870
MEMBERS Small Cap Growth Fund
  Class Y(1)                             -      175,680         9,358      166,322      1,864,471       (3,988)            -
MEMBERS Small Cap Value Fund
  Class Y(1)                             -      174,330         5,497      168,833      1,750,793       (1,862)            -
-------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                                $22,024,292      $(6,127)        $286,358

---------------------------------
(1) Non-income producing.
(2) Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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To the Shareholders and Board of Trustees of MEMBERS Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of MEMBERS Mutual Funds comprising Cash Reserves Fund, Bond Fund, Diversified Income Fund (formerly Balanced Fund), High Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, International Stock Fund, Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Small Cap Value Fund, and Small Cap Growth Fund (collectively, the "Funds") as of October 31, 2007 and the related statements of operations for the respective period then ended. We have audited the statements of changes in net assets for each of the two years in the period ended October 31, 2007 and the financial highlights for each of the four years in the period ended October 31, 2007 for the Cash Reserves Fund, Bond Fund, Diversified Income Fund, High Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth and International Stock Fund. We have audited the statements of changes in net assets and financial highlights for the periods ended October 31, 2006 and 2007 for the Conservative Allocation Fund, Moderate Allocation Fund, and Aggressive Allocation Fund. We have audited the statement of changes in net assets and financial highlights for the period ended October 31, 2007 for the Small Cap Value Fund and Small Cap Growth Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial highlights for the period ended October 31, 2003 were audited by other auditors whose report, dated December 11, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Cash Reserves Fund, Bond Fund, Diversified Income Fund, High Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, International Stock Fund, Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Small Cap Value Fund, and Small Cap Growth Fund as of October 31, 2007, and the results of their operations, changes in their net assets and financial highlights for the indicated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/   DELOITTE & TOUCHE LLP

Chicago, Illinois
December 20, 2007

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FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees;
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. In the most recent six-month period, the Funds limited these ongoing costs; had it not done so, expenses would have been higher. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended October 31, 2007. Expenses paid during the period in the tables below are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period.

ACTUAL EXPENSES

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                  CLASS A                                     CLASS B
                              -----------------------------------------------    -----------------------------------
                                                                    EXPENSES                               EXPENSES
                               BEGINNING     ENDING       ANNUAL      PAID           ENDING     ANNUAL       PAID
                                ACCOUNT      ACCOUNT     EXPENSE     DURING          ACCOUNT    EXPENSE     DURING
FUND                             VALUE        VALUE       RATIO      PERIOD           VALUE      RATIO      PERIOD
----                             -----        -----       -----      ------           -----      -----      ------
Conservative Allocation         $1,000      $1,026.80      .70%      $3.58         $1,023.10     1.45%      $ 7.39
Moderate Allocation              1,000       1,048.80      .70%       3.61          1,044.40     1.45%        7.47
Aggressive Allocation            1,000       1,073.70      .70%       3.66          1,070.40     1.45%        7.57
Cash Reserves                    1,000       1,023.50      .55%       2.81          1,019.60     1.30%        6.62
Bond                             1,000       1,020.10      .90%       4.58          1,016.30     1.65%        8.39
High Income                      1,000         998.00     1.00%       5.04            994.30     1.75%        8.80
Diversified Income               1,000       1,017.10     1.10%       5.59          1,013.30     1.85%        9.39
Large Cap Value                  1,000       1,019.90     1.20%       6.11          1,015.30     1.95%        9.91
Large Cap Growth                 1,000       1,112.60     1.20%       6.39          1,108.20     1.95%       10.36
Mid Cap Value                    1,000         992.10     1.40%       7.03            988.10     2.15%       10.77
Mid Cap Growth                   1,000       1,064.30     1.40%       7.28          1,060.20     2.15%       11.16
Small Cap Value(1)               1,000         973.70     1.50%       7.46            969.80     2.25%       11.17
Small Cap Growth(1)              1,000       1,063.70     1.50%       7.80          1,059.10     2.25%       11.68
International Stock              1,000       1,080.50     1.60%       8.39          1,076.30     2.35%       12.30

                                                    CLASS Y(1)
                              -----------------------------------------------
                                                                    EXPENSES
                               BEGINNING     ENDING       ANNUAL      PAID
                                ACCOUNT      ACCOUNT     EXPENSE     DURING
FUND                             VALUE        VALUE       RATIO      PERIOD
----                             -----        -----       -----      ------
Bond                            $1,000      $1,021.40      .65%      $3.31
High Income                      1,000         999.30      .75%       3.78
Large Cap Value                  1,000       1,021.10      .90%       4.59
Large Cap Growth                 1,000       1,113.60      .95%       5.06
Mid Cap Value                    1,000         992.90     1.15%       5.78
Mid Cap Growth                   1,000       1,067.00     1.15%       5.99
Small Cap Value(2)               1,000         973.70     1.25%       6.22
Small Cap Growth(2)              1,000       1,064.60     1.25%       6.50
International Stock              1,000       1,082.40     1.35%       7.09

---------------------------------
(1)Commenced investment operations on December 27, 2006.
(2)Commenced investment operations on January 9, 2007.

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OTHER INFORMATION (UNAUDITED)
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HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

                                                  CLASS A                                     CLASS B
                              -----------------------------------------------    -----------------------------------
                                                                    EXPENSES                               EXPENSES
                               BEGINNING     ENDING       ANNUAL      PAID           ENDING      ANNUAL      PAID
                                ACCOUNT      ACCOUNT     EXPENSE     DURING          ACCOUNT    EXPENSE     DURING
FUND                             VALUE        VALUE       RATIO      PERIOD           VALUE      RATIO      PERIOD
----                             -----        -----       -----      ------           -----      -----      ------
Conservative Allocation         $1,000      $1,021.68      .70%      $3.57         $1,017.90     1.45%      $ 7.38
Moderate Allocation              1,000       1,021.68      .70%       3.57          1,017.90     1.45%        7.38
Aggressive Allocation            1,000       1,021.68      .70%       3.57          1,017.90     1.45%        7.38
Cash Reserves                    1,000       1,022.43      .55%       2.80          1,018.65     1.30%        6.61
Bond                             1,000       1,020.67      .90%       4.58          1,016.89     1.65%        8.39
High Income                      1,000       1,020.16     1.00%       5.09          1,016.38     1.75%        8.89
Diversified Income               1,000       1,019.66     1.10%       5.60          1,015.88     1.85%        9.40
Large Cap Value                  1,000       1,019.16     1.20%       6.11          1,015.38     1.95%        9.91
Large Cap Growth                 1,000       1,019.16     1.20%       6.11          1,015.38     1.95%        9.91
Mid Cap Value                    1,000       1,018.15     1.40%       7.12          1,014.37     2.15%       10.92
Mid Cap Growth                   1,000       1,018.15     1.40%       7.12          1,014.37     2.15%       10.92
Small Cap Value(1)               1,000       1,017.64     1.50%       7.63          1,013.86     2.25%       11.42
Small Cap Growth(1)              1,000       1,017.64     1.50%       7.63          1,013.86     2.25%       11.42
International Stock              1,000       1,017.14     1.60%       8.13          1,013.36     2.35%       11.93

                                                CLASS Y(1)
                              -----------------------------------------------
                                                                    EXPENSES
                               BEGINNING     ENDING       ANNUAL      PAID
                                ACCOUNT      ACCOUNT     EXPENSE     DURING
FUND                             VALUE        VALUE       RATIO      PERIOD
----                             -----        -----       -----      ------
Bond                            $1,000      $1,021.93      .65%      $3.31
High Income                      1,000       1,021.42      .75%       3.82
Large Cap Value                  1,000       1,020.66      .90%       4.59
Large Cap Growth                 1,000       1,020.42      .95%       4.84
Mid Cap Value                    1,000       1,019.41     1.15%       5.85
Mid Cap Growth                   1,000       1,019.41     1.15%       5.85
Small Cap Value(2)               1,000       1,018.90     1.25%       6.36
Small Cap Growth(2)              1,000       1,018.90     1.25%       6.36
International Stock              1,000       1,018.40     1.35%       6.87

---------------------------------
(1)Commenced investment operations on December 27, 2006.
(2)Commenced investment operations on January 9, 2007.

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the Funds' website at www.membersfunds.com and on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds' website at www.membersfunds.com or by calling 1-800-877-6089. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the Funds' website at www.membersfunds.com and on the SEC's website at www.sec.gov.

TAX INFORMATION

FOREIGN TAX CREDITS: The International Stock Fund expects to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the fund to its shareholders. For the year ended October 31, 2007, the total amount of foreign taxes that is expected to be passed through to shareholders and foreign source income for information reporting purposes will be $162,011 (all of which represents taxes withheld) and $2,943,252, respectively. Complete information regarding the fund's foreign tax credit pass through to shareholders for 2007 will be reported in conjunction with Form 1099-DIV.

CORPORATE DIVIDENDS RECEIVED DEDUCTION: Of the dividends paid by the Conservative Allocation, Moderate Allocation, Aggressive Allocation, High Income, Diversified Income, Large Cap Value, Mid Cap Value, Small Cap Growth and International Stock Funds, 1.97%, 5.30%, 30.06%, 0.39%, 43.92%, 100.00%, 77.83%,
34.63%, and 0.96%, respectively, qualify for the corporate dividends received deduction.

QUALIFIED DIVIDEND INCOME: For the fiscal year ended October 31, 2007, the Conservative Allocation, Moderate Allocation, Aggressive Allocation, High Income, Diversified Income, Large Cap Value, Mid Cap Value, Small Cap Growth, and the International Stock Funds paid dividend income totaling $63,707, $226,773, $75,652, $4,370,555, $5,481,235, $2,305,265, $1,301,006, $783, and
$2,974,032, respectively. The Funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income ("QDI") eligible for reduced tax rates (the rates range from 5% to 15% depending upon an individual's tax bracket). Complete information regarding each fund's income distributions paid during the calendar year 2007, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

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OTHER INFORMATION (UNAUDITED)
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BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Under the Investment Company Act, each mutual fund's investment advisory agreement, and any subadvisory agreement, must be approved at least annually by the fund's board of trustees, including a majority of the trustees who are not "interested persons" under the Act.

The board of trustees of the MEMBERS Mutual Funds (the "Funds") reviews the performance of the Funds and their investment adviser and subadvisers at each regular board meeting, including appropriate comparative information. At these meetings, the board also receives updates concerning the investment strategies being pursued by the Funds, changes in the Funds' investment processes and portfolio management personnel, the expenses incurred by the Funds, and various other matters which may impact the Funds' performance and that of their investment adviser and subadvisers.

In addition, the board of trustees considers the formal approval of the Funds' investment advisory and subadvisory agreements at an in-person meeting held near the end of each year. The most recent such meeting was held November 29, 2007. The agreements which the trustees considered at this meeting pertained to 14 Funds. Three of these Funds are so-called "funds-of-funds" which invest in other mutual funds, including other MEMBERS Funds and unaffiliated funds. These three Funds (the "Funds-of-Funds") commenced investment operations on June 30, 2006. In addition, two other Funds (the "Small Cap Funds") commenced investment operations on December 27, 2006.

Before the November 29 meeting, the board of trustees asked the Funds' investment adviser and subadvisers to provide written information addressing factors to be considered by the trustees in deciding whether or not to approve the agreements. In addition, counsel to the independent trustees provided the trustees with a memorandum reviewing their duties under the Investment Company Act and state law with respect to approval of the agreements. Before the November 29 meeting, the trustees and counsel also asked the adviser and subadvisers to expand upon certain of the written information they had provided, and they held a conference call with representatives of the adviser to discuss the information provided.

At the November 29 meeting, representatives of the investment adviser reviewed the written information it had provided and responded to further questions from trustees concerning this information and related matters. In addition, at this meeting representatives of each subadviser made presentations and responded to follow-up questions from trustees. After these presentations and discussions, the board of trustees unanimously approved the investment advisory agreement and each subadvisory agreement. In determining to approve these agreements, the board of trustees considered the following factors and reached the following conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISER AND
SUBADVISERS: The trustees received and considered a variety of information pertaining to the nature, extent and quality of the services provided by the investment adviser and subadvisers. This information included the professional qualifications and experience of the portfolio management teams for each Fund; the portfolio management processes utilized by these teams; the organization, resources and research capabilities of the investment management companies of which these teams are a part; and the investment adviser's and subadvisers' compliance, regulatory and litigation experience, their portfolio transaction execution policies and practices, and their policies and procedures for allocating transactions among accounts. In addition, the trustees considered information concerning the investment adviser's processes for monitoring and reviewing the subadvisers' performance and practices. After reviewing this information and discussing it with representatives of the investment adviser and subadvisers, the board of trustees concluded that it was generally satisfied with the nature, extent and quality of the services provided by the investment adviser and subadvisers, and that these services compare satisfactorily to those provided by others in the industry.

INVESTMENT PERFORMANCE OF THE FUNDS AND THEIR INVESTMENT ADVISER AND
SUBADVISERS: As noted above, the Funds' board of trustees reviews the performance of the Funds and their investment adviser and subadvisers at each regular board meeting held throughout the year. In addition, at the board's November 29 meeting, the trustees reviewed the performance of the Funds compared to (i) the performance of their respective unmanaged benchmark indices, which also are used for comparative purposes in the Funds' annual and semi-annual reports to shareholders, and (ii) the performance of funds which Morningstar places in the same "style boxes" as are indicated by the respective Funds' names and which are of similar sizes to the Funds ("peer funds"). Morningstar, Inc., an investment research and reporting company, compiles and analyzes stock, mutual fund and variable annuity data, including performance ratings and rankings. The trustees also considered written discussions which the investment adviser and, in the case of the subadvised Funds, the subadviser provided to them regarding the major elements of each Fund's investment strategy which contributed

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positively or negatively to the Fund's performance during the preceding year, as well as the steps which have been or will be taken in order to improve performance where appropriate.

Among other things, the trustees noted that out of the 12 Funds which had been in existence for a full year (i.e., the Funds except the Small Cap Funds), two Funds outperformed or equaled their respective Morningstar peer group medians for the 12 months ended October 31, 2007, and an additional four Funds ranked in the middle third of their respective Morningstar peer groups. In addition, the trustees noted that of the remaining six Funds, (i) all but one showed improved Morningstar performance for the three months ended October 31, 2007; (ii) two outperformed their benchmark indices on a gross-of-fees basis for the 12 months ended October 31, 2007; (iii) the investment mandate of one was changed during 2007 (Diversified Income Fund, formerly Balanced Fund); and (iv) the underperformance of another was attributable entirely to a single security (Bond
Fund). With respect to the two Small Cap Funds, the trustees noted that for calendar 2007 through October 31, one Fund outperformed its Morningstar peer group median; the other ranked in the middle third of its Morningstar peer group; and both outperformed their benchmark indices on a gross-of-fees basis.

Based on the foregoing reviews, the trustees concluded that they were comfortable with the Funds' performance or with the steps which the investment adviser or subadviser is taking to improve their performance. The trustees also determined that they will closely monitor the progress of the lower performing Funds during the coming year.

COST OF SERVICES PROVIDED AND PROFITABILITY: At the November 29 meeting, the trustees reviewed written information prepared by the Funds' investment adviser setting forth, on a fund-by-fund basis, the adviser's pre-tax profitability under its investment advisory agreements with the Funds for the year ended September 30, 2007. The trustees also reviewed the methodology which the adviser used to allocate expenses for purposes of preparing these profitability figures. In the course of their review, the trustees noted that several of the Funds were operated at a loss to the adviser. With respect to the other Funds, the trustees noted that the pre-tax margins reported by the adviser appeared reasonable and were substantially lower than the margins which have been upheld in reported judicial decisions concerning investment advisory fees.

The trustees also considered how each Fund's management fees and total expenses compare to those of the other funds in its Morningstar peer group. They noted that 13 of the Funds' management fees after waivers ranked in the first quintile of their Morningstar peer groups (with the first quintile including the 20% of funds with the lowest management fees), and that the remaining Fund ranked in the second quintile. They also noted that two of the Funds' management fees before waivers ranked in the top quintile, 11 ranked in the middle three quintiles, and one ranked in the bottom quintile; and that one of the Funds' total expenses ranked in the top quintile, 12 ranked in the middle three quintiles, and one ranked in the bottom quintile. In addition, the trustees considered explanations provided by the investment adviser concerning the Funds' comparative total expenses, including the negative impact of the Funds' relatively small average account sizes.

The trustees also considered information provided by the investment adviser and subadvisers concerning the management fees they charge to other comparable mutual funds and to other accounts with similar investment objectives and policies. The trustees concluded that the fees charged to the Funds are generally comparable to those charged by the adviser or subadviser, as applicable, to other comparable funds. They also concluded that where the fees charged to other, non-fund accounts with similar investment objectives and policies are lower than those charged to the Funds, the non-fund accounts generally require less work on the part of the adviser or subadviser due to less active cash flows, the absence of Investment Company Act regulatory requirements, and other factors.

The trustees noted that to the extent the Funds-of-Funds invest in other MEMBERS Funds ("Underlying Funds"), the investment adviser receives advisory fees both from the Underlying Funds and from the Funds-of-Funds which invest in them. The trustees were satisfied in this regard that the investment adviser provides services to the Funds-of-Funds which are separate from, and in addition to, the services which it provides to the Underlying Funds, thus justifying the second layer of advisory fees which is paid in such instances. The trustees also considered the investment adviser's explanation of how it allocates the Funds-of-Funds' investments as between other MEMBERS Funds and unaffiliated funds.

In addition, the trustees noted that the investment adviser has contractually agreed to "cap" each Fund's total expenses at a specified level at least through February 28, 2009. The trustees also noted that during the year ended September 30, 2007, the investment adviser absorbed substantial expenses with respect to all but one Fund pursuant to the expense "caps" which were then in effect.

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OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Based on all this information, the trustees concluded that the management fees and total expenses borne by the Funds are reasonable in relation to the services provided, and that the investment adviser's level of profitability from its advisory agreements with the Funds is well within reason.

ECONOMIES OF SCALE: The investment adviser provided the trustees with information concerning how large a Fund must be before the adviser could cease subsidizing the Fund, and how much larger than that a Fund must grow before economies of scale may begin. At September 30, 2007, the Funds ranged in size from approximately $15 million to $206 million. The trustees observed that only one of the Funds has reached the size at which the adviser said subsidies could cease.

The trustees also considered that during the previous year's contract review process, the investment adviser agreed to add "breakpoints" to the management fee schedules for the Funds other than the Funds-of-Funds. Under these breakpoints, a Fund's management fee will be reduced by five basis points on assets exceeding $500 million, and by another five basis points on assets exceeding $1 billion. The trustees believe that these "breakpoints" provide a reasonable sharing, as between the adviser and Fund shareholders, of the economies of scale which would exist at higher asset levels.

OTHER BENEFITS TO THE INVESTMENT ADVISER AND SUBADVISERS FROM THEIR RELATIONSHIPS WITH THE FUNDS: The trustees also considered the nature and extent of other benefits which may flow to the investment adviser and subadvisers from their relationships with the Funds. The trustees noted that an affiliate of the investment adviser acts as principal underwriter for the Funds and, in this capacity, receives front-end sales charges, 12b-1 fees and service fees in connection with the distribution of Fund shares and the provision of services to Fund shareholders. As required by the Investment Company Act, the trustees review and approve the Funds' 12b-1 plans and agreements on an annual basis. In addition, at each regular board of trustees meeting, the trustees review the payments which the Funds made under these plans and agreements since the last such meeting, and the uses to which these payments were put. At its November 29 meeting, the board of trustees approved these plans and agreements for another year, concluding that there is a reasonable likelihood they will benefit the Funds and their shareholders.

As discussed above, the trustees noted that to the extent the Funds-of-Funds invest in Underlying Funds, the fees which the investment adviser receives from the Underlying Funds are increased. However, the trustees were satisfied that the investment adviser provides separate services for the two layers of fees which are paid in such instances. In addition, the trustees noted that the fee "caps" which are in effect for the Funds-of-Funds and the Underlying Funds reduce the impact of these two layers of fees.

The trustees also noted that the investment adviser and some subadvisers execute a portion of the Funds' portfolio transactions on a "soft dollar" basis, pursuant to which the adviser and subadvisers receive research services from or through the executing brokers. In connection with each regular board of trustees meeting, the trustees review a third-party evaluation of the quality of execution of the portfolio transactions executed by the investment adviser on behalf of the Funds. The trustees noted that these evaluations generally have indicated that the quality of the Funds' executions compares favorably with that of other mutual funds. The trustees also noted that the reported execution and soft dollar benefits received by the subadvisers were reasonable in light of the transactions each subadviser executes on behalf of the Funds. Finally, the trustees noted the investment adviser's and the subadvisers' representations that they seek to achieve "best execution" in executing all of the Funds' portfolio transactions, and that their soft dollar practices comply with applicable law. Based on these reviews, the trustees were satisfied with the quality of execution of the Funds' portfolio transactions, and they did not believe the soft dollar benefits received by the investment adviser and subadvisers were excessive.

Based on the foregoing information, the trustees concluded that while additional benefits flow to the investment adviser and subadvisers from their relationships with the Funds, the nature and extent of these additional benefits are not unreasonable when considered in the context of the overall services provided to, and fees received from, the Funds by these entities.

BOARD OF TRUSTEES CONCLUSION: After taking the foregoing information and the other information provided by the investment adviser and subadvisers into account, the board of trustees, acting in the exercise of its business judgment, unanimously approved the investment advisory agreement and the subadvisory agreements referred to above. In doing so, the board did not assign specific weights to the various factors considered, nor did it deem any one factor or set of factors to be decisive. Instead, it considered the total mix of information provided to it in reaching its decisions.

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MEMBERS MUTUAL FUND'S TRUSTEES AND OFFICERS
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Each trustee and officer oversees 32 portfolios in the fund complex, which consists of the MEMBERS Mutual Funds with 14 portfolios and the Ultra Series Fund with 18 portfolios. The address of each trustee and officer is 5910 Mineral Point Road, Madison WI 53705. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the Funds' website at www.membersfunds.com or by calling 1-800-877-6089.

NAME;
POSITION(S) HELD WITH THE FUND &                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
YEAR ELECTED(1); YEAR OF BIRTH                   OTHER OUTSIDE DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
David P. Marks, CFA                              CUNA Mutual Insurance Society: Chief Investment Officer (since 2005); MEMBERS
Trustee, President &                             Capital Advisors, Inc.: President (since 2005); CUNA Mutual Life Insurance
Principal Executive Officer ["PEO"](2006)        Company: Chief Investment Officer (since 2005); Citigroup Insurance Investors:
1947                                             Chief Investment Officer (2004-2005); CIGNA Investments: Chief Investment Officer,
                                                 (2002-2004); Green Mountain Partners: Partner (2001-2002); Allianz Investments:
                                                 Chief Investment Officer (1991-2001).
                                                 Other Directorships: CBRE Realty Finance
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence R. Halverson, CFA                       MEMBERS Capital Advisors, Inc.: Managing Director, Equities (since 2006),
Trustee (1997)                                   Senior Vice President-Equities (1996-2006).
President & PEO (1997-2005)                      Other Directorships: None
1945
-----------------------------------------------------------------------------------------------------------------------------------
Mary E. Hoffmann, CPA                            MEMBERS Capital Advisors, Inc.: Vice President-Finance and Operations (since
Treasurer (1998)                                 2006), Assistant Vice President-Finance and Operations (2001-2005).
1970                                             Other Directorships: None
-----------------------------------------------------------------------------------------------------------------------------------
Holly S. Baggot                                  MEMBERS Capital Advisors, Inc.: Director, Mutual Fund Operations, (since 2006),
Secretary and Assistant Treasurer (1999)         Operations Officer-Mutual Funds (2005-2006), and Senior Manager Product and
1960                                             Fund Operations (2001-2005).
                                                 Other Directorships: None
-----------------------------------------------------------------------------------------------------------------------------------
Dan P. Owens                                     MEMBERS Capital Advisors, Inc.: Director, Investment Operations, (since June
Assistant Treasurer (2000)                       2006), Operations Officer-Investments (2005-2006), and Senior Manager Portfolio
1966                                             Operations (2001-2005).
                                                 Other Directorships: None
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Molly Nelson                                     MEMBERS Capital Advisors, Inc.: Vice President and Chief Compliance Officer
Chief Compliance Officer (2005)                  (since 2005); Harris Associates L.P.: Chief Compliance Officer/Advisor
1962                                             (1985-2005).
                                                 Other Directorships: None
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INDEPENDENT TRUSTEES
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Rolf F. Bjelland, CLU                            Lutheran Brotherhood Mutual Funds: Chairman and President (1983-2002);
Chairman (2006)                                  Lutheran Brotherhood (now Thrivent Financial) Chief Investment Officer
Trustee (2003)                                   (1983-2002).
1938                                             Other Directorships: Regis Corp, Director (since 1982).
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Linda S. Foltz, CPA                              Dougherty Consulting, LLC: President/Owner (since 2005); Direct Supply, Inc.:
Trustee (Nov. 2006)                              Executive Vice President of Corporate Development and Chief Financial Officer
1950                                             (1988-2005).
                                                 Other Directorships: Direct Supply, Inc., Director (since 2003).
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Steven P. Riege                                  The Rgroup: Owner/President (since 2001); Robert W. Baird & Company: Senior
Trustee (2005)                                   Vice President Marketing and First Vice President Human Resources (1986-2001).
1954                                             Other Directorships: None
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Richard E. Struthers                             Clearwater Capital Management: Chairman and Chief Executive Officer
Trustee (2004)                                   (since 1998); Park Nicollet Health Services: Director (since 2001) and
1952                                             Chairman, Finance and Investment Committee (since 2006);
                                                 IAI Mutual Funds, President and Director (1992-1997).
                                                 Other Directorships: None
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(1)The board of trustees adopted term limits authorizing each independent trustee to serve in such capacity until the first to occur: (1) serving one twelve-year term, or (2) reaching the age of 72; provided however, that no independent trustee serving on the Board on the date of adoption of such term limits is required to resign pursuant to the adoption of such limits prior to September 30, 2004.

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126

                 [LOGO OF MEMBERS
                   MUTUAL FUNDS]
                    MEMBERS(TM)
                   MUTUAL FUNDS

               MEMBERS Mutual Funds
               Post Office Box 8390
              Boston, MA 02266-8390
                 1 (800) 877-6089
               www.membersfunds.com

                 Distributed by:
          CUNA Brokerage Services, Inc.
        Office of Supervisory Jurisdiction
                2000 Heritage Way
              Waverly, IA 50677-9202

                Member FINRA/SIPC

4460-P1053
Rev: 1207

ITEM 2. CODE OF ETHICS.

As of the period ended October 31, 2007, MEMBERS Mutual Funds (also referred to herein as the "Registrant" or the "Trust") has adopted a code of ethics ("Code") that applies to the Trust's principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions, a copy of which is posted on the Registrant's Internet website at www.membersfunds.com. Registrant intends to disclose on its Internet website information related to (1) any amendment of the Code (with the exception of technical, administrative or other non-substantive amendments), and (2) any waiver from a provision of the Code that has been granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, within five business days following the date of such amendment or waiver.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The name of the audit committee financial expert is Richard E, Struthers, who is an "independent" trustee for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)    Audit Fees
       ----------

       For the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate fees for professional services rendered by Deloitte & Touche LLP ("Deloitte & Touche"), the Trust's independent public accountant, for the audit of the Trust's annual financial statements and services normally provided by such firm in connection with statutory and regulatory filings and engagements for such fiscal years, totaled $216,000 and $173,033, respectively.

(b)    Audit Related Fees
       ------------------

       For the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate fees for professional services rendered by Deloitte & Touche for assurance and related services by such firm that were reasonably related to the performance of the audit of the Trust's annual financial statements other than those referenced in paragraph (a) above, totaled $0 and $0, respectively.

(c)    Tax Fees
       --------

       For the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate fees for professional services rendered by Deloitte and Touche for tax compliance, tax advice and tax planning for such fiscal years, totaled $37,675 and $21,664, respectively.

       In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

       -Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC and the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613.

(d)    All Other Fees
       --------------

       For the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate fees for professional services rendered by Deloitte & Touche for products and services other than those reported in subparagraphs
       (a) through (c) of this Item 4, for such fiscal years, totaled $0 and $0, respectively.

(e)(1) Pursuant to Rule 2-01(c)(7) of Regulation S-X, the Registrant's Audit Committee has established pre-approval policies and procedures with respect to audit, audit-related, tax, and other non-audit services. In accordance with these policies, certain services have received the Audit Committee's general pre-approval, while other services must be specifically pre-approved.

(e)(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)
       (7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f)    Not Applicable.

(g)    During the Trust's fiscal years ended October 31, 2007 and October
       31, 2006, the aggregate non-audit fees billed by Deloitte & Touche for services rendered to the Trust (other than as already disclosed above) and to MEMBERS Capital Advisors, Inc. ("MCA"), the Trust's investment adviser, and to any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the Trust, totaled $0 and $0, respectively.

(h) The Trust's Audit Committee has considered the provision of the non-audit services that were rendered to MCA, and any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph Rule 2-01(c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte & Touche's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule I - Investments in Securities of Unaffiliated Issuers as of October 31, 2007 is included as part of the report to shareholders filed under Item 1 hereto.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

       (a) The President and Treasurer of the Trust have concluded that the Trust's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

       (b) There have been no changes in the Trust's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.

       (a)(1)  Not Applicable.

       (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, are filed herewith.

       (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, are filed herewith.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEMBERS MUTUAL FUNDS

BY:   /s/David P. Marks
      -----------------
      David P. Marks
      President

DATE: 12/19/07
      --------

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

BY:   /s/David P. Marks
      -----------------
      David P. Marks
      President, MEMBERS Mutual Funds

DATE: 12/19/07
      --------

BY:   /s/Mary E. Hoffmann
      -----------------
      Mary E. Hoffmann
      Treasurer, MEMBERS Mutual Funds

DATE: 12/19/07
      --------

                                  EXHIBIT INDEX

12(a)(1) Not Applicable.

12(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of
         2002, are filed herewith.

12(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, are filed herewith.